                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-4367

   Columbia Funds Series Trust I (formerly known as Columbia Funds Trust IX)
              (Exact name of registrant as specified in charter)

             One Financial Center, Boston, Massachusetts   02111
              (Address of principal executive offices)   (Zip code)

                           Vincent Pietropaolo, Esq.
                        Columbia Management Group, Inc.
                             One Financial Center
                               Boston, MA 02111
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: 1-617-772-3698

                   Date of fiscal year end: October 31, 2005

                  Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

                                    [GRAPHIC]

                                        [Cover Art To Come]

                       COLUMBIA TAX-MANAGED GROWTH FUND

                                 Annual Report
                               October 31, 2005

Table of Contents


                        A Closer Look.............. 1

                        Performance Information.... 2

                        Fund Profile............... 3

                        Understanding Your Expenses 4

                        Economic Update............ 5

                        Portfolio Managers' Report. 6

                          Investment Portfolio..... 8

                    Statement of Assets and Liabilities.. 11

                    Statement of Operations.............. 13

                    Statement of Changes in Net Assets... 14

                    Notes to Financial Statements........ 16

                    Financial Highlights................. 22

                  Report of Independent
                  Registered Public Accounting Firm...... 28

                  Trustees............................... 29

                  Officers............................... 31

                  Board Consideration and
                  Approval of Investment
                  Advisory Agreements.................... 32

                  Summary of Management
                  Fee Evaluation by Independent
                  Fee Consultant......................... 35

                  Columbia Funds......................... 39

                  Important Information
                  About This Report...................... 41

The views expressed in the President's Message and Portfolio Managers' Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

PRESIDENT'S MESSAGE
                    -----------------------------------------------------------
                                              Columbia Tax-Managed Growth Fund

[PHOTO] Christopher L. Wilson



Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have integrated various components of Nations Funds, Galaxy Funds and Columbia Funds, resulting in a single fund family under the Columbia name that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products, but also to enhance the breadth and availability of our services. In addition to expanding the level of services available to the funds, portfolio managers and shareholders, we have been able to achieve significant cost savings for the funds by aggregating our business.

In September, we made major inroads in the initiative to streamline our product offerings. This included merging several funds and renaming Nations Funds as Columbia Funds, as well as consolidating the Nations and Columbia web sites. Over the summer, we completed the service provider consolidation for shareholder servicing. As we work to complete the remaining product and service provider consolidations by the end of 2005, we remain committed to building a mutual fund business that helps you meet, and hopefully exceed, your personal financial goals. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continually earned and will remain focused on producing results for you. We will continue to strive for the highest standards of performance and service excellence.

All of these efforts have been undertaken to enable you, as a shareholder, to benefit from the execution of a consolidated business plan. We believe a more streamlined fund family with consistent performance and lower fees will provide the best opportunity for investment growth. We also believe that providing more robust services to you through multiple channels (Web, phones, voice response) will be beneficial to you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds
Head of Mutual Funds, Columbia Management

Christopher L. Wilson is Head of Mutual Funds for Columbia Management and responsible for the day-to-day delivery of mutual fund services to the firm's investors. Working closely with the legal and compliance teams, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. As President and CEO of Columbia Funds (formerly Nations, Galaxy and Columbia Funds), Chris serves as the primary interface to the Fund Boards. Chris joined Bank of America in 2004.

                           --------------------------
                           Not FDIC  May Lose Value
                           Insured  -----------------
                                    No Bank Guarantee
                           -        -----------------

                     A CLOSER LOOK
                                              ----------------------------------
                          Columbia Tax-Managed Growth Fund

Average annual total return, class A shares with sales charge for the period that ended 10/31/05 (%)

Columbia Tax-Managed Growth Fund (since 12/30/96)            1-year 5-year Life
--------------------------------------------------------------------------------
Returns before taxes                                          1.83  -5.75   3.50
--------------------------------------------------------------------------------
Returns after taxes on distributions                          1.83  -5.75   3.50
--------------------------------------------------------------------------------
Returns after taxes on distributions and sale of fund shares  1.19  -4.80   3.04
--------------------------------------------------------------------------------
S&P 500 Index                                                 8.72  -1.74  11.26
--------------------------------------------------------------------------------

Indices do not reflect any deduction for fees, expenses or taxes. After-tax returns are shown for class A shares only; after-tax returns for other share classes will vary.

To the shareholders of Columbia Tax-Managed Growth

We are pleased to report that this fund did not distribute taxable income to fund shareholders. This means that the individual pre-tax returns for this fund are the same as the returns after taxes on distributions. Since the inception of this fund to the date of this report, there has been no payment of taxable distributions. While we want to remind you that we can't guarantee this will always be the case, we are proud of our "non-taxing" track record and will strive to continue it.
Comparing pre-tax and after-tax returns

The chart on this page offers a comparison between pre-tax and after-tax returns. For this tax-managed fund with no taxable income distributions, the returns after taxes on distributions were the same as the pre-tax returns for the time periods shown. When a fund has distributed taxable income, the total returns after taxes on distributions will be different from the returns before taxes.

There may be future distributions

In the future, this tax-managed fund may be required to distribute taxable income and capital gains. In addition, market conditions may limit the funds' ability to generate tax losses or to avoid dividend income. Excessive shareholder redemptions may also require the funds to sell securities and realize gains. The ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions. Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the historically highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown may not be relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                  PERFORMANCE INFORMATION
                                                    -----------------------------
                              Columbia Tax-Managed Growth Fund

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

Performance of a $10,000 investment 12/30/96 - 10/31/05 ($)

                          sales charge: without  with
                          ----------------------------
                          Class A       14,385  13,558
                          ----------------------------
                          Class B       13,462  13,462
                          ----------------------------
                          Class C       13,462  13,462
                          ----------------------------
                          Class E       14,286  13,643
                          ----------------------------
                          Class F       13,482  13,482
                          ----------------------------
                          Class Z       14,673     n/a

Growth of a $10,000 investment 12/30/96 - 10/31/05

                                    [CHART]

                             Columbia           Columbia
                           Tax Managed         Tax Managed
                           Growth -  A         Growth -  A      S&P 500 TR- N
                          --------------       -------------    -------------
                            $10,000               $9,425           $10,000
12/30/1996 - 12/31/1996       9,960                9,387             9,827
01/01/1997 - 01/31/1997      10,386                9,789            10,441
02/01/1997 - 02/28/1997      10,227                9,639            10,523
03/01/1997 - 03/31/1997       9,672                9,116            10,090
04/01/1997 - 04/30/1997       9,959                9,387            10,693
05/01/1997 - 05/31/1997      10,723               10,107            11,344
06/01/1997 - 06/30/1997      11,239               10,593            11,852
07/01/1997 - 07/31/1997      12,131               11,434            12,795
08/01/1997 - 08/31/1997      11,595               10,928            12,079
09/01/1997 - 09/30/1997      12,349               11,639            12,741
10/01/1997 - 10/31/1997      11,943               11,256            12,315
11/01/1997 - 11/30/1997      12,221               11,518            12,885
12/01/1997 - 12/31/1997      12,389               11,677            13,107
01/01/1998 - 01/31/1998      12,627               11,901            13,252
02/01/1998 - 02/28/1998      13,500               12,724            14,208
03/01/1998 - 03/31/1998      14,086               13,276            14,935
04/01/1998 - 04/30/1998      14,076               13,267            15,086
05/01/1998 - 05/31/1998      13,728               12,939            14,827
06/01/1998 - 06/30/1998      14,036               13,229            15,429
07/01/1998 - 07/31/1998      13,926               13,125            15,265
08/01/1998 - 08/31/1998      11,674               11,003            13,058
09/01/1998 - 09/30/1998      12,429               11,714            13,895
10/01/1998 - 10/31/1998      13,281               12,517            15,025
11/01/1998 - 11/30/1998      14,204               13,387            15,935
12/01/1998 - 12/31/1998      15,048               14,183            16,853
01/01/1999 - 01/31/1999      15,227               14,351            17,557
02/01/1999 - 02/28/1999      15,029               14,165            17,011
03/01/1999 - 03/31/1999      15,743               14,838            17,692
04/01/1999 - 04/30/1999      16,080               15,155            18,376
05/01/1999 - 05/31/1999      15,732               14,828            17,943
06/01/1999 - 06/30/1999      17,002               16,024            18,939
07/01/1999 - 07/31/1999      16,575               15,622            18,348
08/01/1999 - 08/31/1999      16,456               15,510            18,258
09/01/1999 - 09/30/1999      16,148               15,220            17,757
10/01/1999 - 10/31/1999      17,051               16,071            18,882
11/01/1999 - 11/30/1999      17,240               16,249            19,265
12/01/1999 - 12/31/1999      19,275               18,166            20,400
01/01/2000 - 01/31/2000      18,342               17,287            19,375
02/01/2000 - 02/29/2000      18,510               17,446            19,009
03/01/2000 - 03/31/2000      19,532               18,409            20,868
04/01/2000 - 04/30/2000      18,720               17,643            20,240
05/01/2000 - 05/31/2000      17,827               16,802            19,825
06/01/2000 - 06/30/2000      18,709               17,633            20,315
07/01/2000 - 07/31/2000      18,670               17,596            19,998
08/01/2000 - 08/31/2000      19,900               18,756            21,240
09/01/2000 - 09/30/2000      18,907               17,820            20,118
10/01/2000 - 10/31/2000      18,232               17,184            20,034
11/01/2000 - 11/30/2000      16,130               15,203            18,455
12/01/2000 - 12/31/2000      16,319               15,380            18,546
01/01/2001 - 01/31/2001      17,459               16,456            19,204
02/01/2001 - 02/28/2001      15,366               14,482            17,453
03/01/2001 - 03/31/2001      14,166               13,351            16,346
04/01/2001 - 04/30/2001      15,187               14,314            17,616
05/01/2001 - 05/31/2001      15,128               14,258            17,734
06/01/2001 - 06/30/2001      14,821               13,969            17,303
07/01/2001 - 07/31/2001      14,673               13,829            17,134
08/01/2001 - 08/31/2001      13,681               12,894            16,061
09/01/2001 - 09/30/2001      12,183               11,482            14,763
10/01/2001 - 10/31/2001      12,580               11,857            15,045
11/01/2001 - 11/30/2001      13,642               12,857            16,199
12/01/2001 - 12/31/2001      13,691               12,904            16,342
01/01/2002 - 01/31/2002      13,354               12,586            16,103
02/01/2002 - 02/28/2002      13,136               12,381            15,793
03/01/2002 - 03/31/2002      13,672               12,886            16,386
04/01/2002 - 04/30/2002      12,829               12,091            15,393
05/01/2002 - 05/31/2002      12,749               12,016            15,280
06/01/2002 - 06/30/2002      11,608               10,941            14,192
07/01/2002 - 07/31/2002      10,825               10,202            13,086
08/01/2002 - 08/31/2002      10,913               10,286            13,171
09/01/2002 - 09/30/2002       9,892                9,323            11,739
10/01/2002 - 10/31/2002      10,785               10,165            12,773
11/01/2002 - 11/30/2002      11,460               10,801            13,525
12/01/2002 - 12/31/2002      10,666               10,053            12,731
01/01/2003 - 01/31/2003      10,527                9,922            12,397
02/01/2003 - 02/28/2003      10,478                9,875            12,211
03/01/2003 - 03/31/2003      10,617               10,007            12,330
04/01/2003 - 04/30/2003      11,520               10,857            13,346
05/01/2003 - 05/31/2003      11,986               11,297            14,049
06/01/2003 - 06/30/2003      11,877               11,194            14,229
07/01/2003 - 07/31/2003      12,205               11,503            14,479
08/01/2003 - 08/31/2003      12,522               11,802            14,762
09/01/2003 - 09/30/2003      12,254               11,550            14,605
10/01/2003 - 10/31/2003      12,988               12,242            15,432
11/01/2003 - 11/30/2003      13,117               12,363            15,568
12/01/2003 - 12/31/2003      13,673               12,887            16,383
01/01/2004 - 01/31/2004      13,902               13,102            16,685
02/01/2004 - 02/29/2004      14,060               13,252            16,917
03/01/2004 - 03/31/2004      13,901               13,102            16,661
04/01/2004 - 04/30/2004      13,573               12,793            16,400
05/01/2004 - 05/31/2004      13,732               12,942            16,625
06/01/2004 - 06/30/2004      13,880               13,082            16,947
07/01/2004 - 07/31/2004      13,215               12,455            16,386
08/01/2004 - 08/31/2004      13,165               12,408            16,452
09/01/2004 - 09/30/2004      13,205               12,445            16,629
10/01/2004 - 10/31/2004      13,314               12,548            16,884
11/01/2004 - 11/30/2004      13,760               12,968            17,568
12/01/2004 - 12/31/2004      14,296               13,473            18,165
01/01/2005 - 01/31/2005      13,948               13,145            17,722
02/01/2005 - 02/28/2005      14,166               13,351            18,094
03/01/2005 - 03/31/2005      13,858               13,061            17,773
04/01/2005 - 04/30/2005      13,541               12,762            17,436
05/01/2005 - 05/31/2005      14,107               13,295            17,990
06/01/2005 - 06/30/2005      14,117               13,304            18,015
07/01/2005 - 07/31/2005      14,583               13,744            18,686
08/01/2005 - 08/31/2005      14,384               13,557            18,516
09/01/2005 - 09/30/2005      14,524               13,688            18,666
10/01/2005 - 10/31/2005      14,385               13,558            18,350


The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Managed Growth Fund during the stated period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from December 30, 1996. Average annual total returns as of 10/31/05 (%)

Share class        A             B             C             E             F          Z
-------------------------------------------------------------------------------------------
Inception      12/30/96      12/30/96      12/30/96      12/30/96      12/30/96    01/11/99
-------------------------------------------------------------------------------------------
Sales charge without with  without with  without with  without with  without with  without
-------------------------------------------------------------------------------------------
1-year         8.05   1.83   7.27   2.27   7.27   6.27   7.95   3.09   7.26   2.26   8.59
-------------------------------------------------------------------------------------------
5-year        -4.63  -5.75  -5.34  -5.72  -5.34  -5.34  -4.72  -5.60  -5.33  -5.71  -4.34
-------------------------------------------------------------------------------------------
Life           4.20   3.50   3.42   3.42   3.42   3.42   4.12   3.58   3.44   3.44   4.43
-------------------------------------------------------------------------------------------

Average annual total returns as of 09/30/05 (%)

Share class        A             B             C             E             F          Z
------------------------------------------------------------------------------------------
Sales charge without with  without with  without with  without with  without with  without
------------------------------------------------------------------------------------------
1-year         9.99   3.67   9.16   4.16   9.16   8.16   9.91   4.96   9.24   4.24  10.22
------------------------------------------------------------------------------------------
5-year        -5.14  -6.26  -5.85  -6.23  -5.85  -5.85  -5.23  -6.10  -5.81  -6.19  -4.91
------------------------------------------------------------------------------------------
Life           4.36   3.65   3.57   3.57   3.57   3.57   4.27   3.72   3.59   3.59   4.55
------------------------------------------------------------------------------------------

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES AND 4.50% FOR CLASS E SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND F SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER. PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS. Class Z share performance information includes returns for the fund's class A shares (as its expense structure more closely resembles that of the newer class) for periods prior to the inception of the newer class of shares.
These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A and class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the class Z shares would have been higher.

                 FUND PROFILE
                              --------------------------------
                              Columbia Tax-Managed Growth Fund

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.
Top 5 sectors as of 10/31/05 (%)

                          Health care            19.6
                          ---------------------------
                          Information technology 19.4
                          ---------------------------
                          Financials             18.9
                          ---------------------------
                          Industrials            12.2
                          ---------------------------
                          Energy                 11.1
                          ---------------------------

Top 10 holdings as of 10/31/05 (%)

                             General Electric  4.4
                             ---------------------
                             Exxon Mobil       3.9
                             ---------------------
                             Bank of America   3.2
                             ---------------------
                             Apple Computer    3.0
                             ---------------------
                             Merrill Lynch     3.0
                             ---------------------
                             Caremark Rx       2.9
                             ---------------------
                             Symantec          2.8
                             ---------------------
                             Network Appliance 2.7
                             ---------------------
                             Amgen             2.7
                             ---------------------
                             Microsoft         2.7
                             ---------------------




Portfolio holdings are calculated as a percentage of net assets. Sector breakdown is calculated as a percentage of total investments excluding short-term investments.
Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Summary

.. For the 12-month period ended October 31, 2005, the fund's class A shares returned 8.05% without sales charge.

..  Health care and technology stocks drove the fund's positive return.

.. Stock selection in the consumer discretionary and consumer staples sectors and a lack of exposure to the utilities sector accounted for the fund's shortfall against its benchmark, the S&P 500 Index. The fund also underperformed the average return of its peer group, the Morningstar Large Cap Growth Category.

                                    [GRAPHIC]

                       Class A shares               8.05%
                       S&P 500 Index                8.72%



                                   Objective
 Seeks long-term capital growth while reducing shareholder exposure to taxes.

                               Total Net Assets
                                $256.1 million

Management Style

                                    [GRAPHIC]

UNDERSTANDING YOUR EXPENSES
                            ---------------------------------------------------
                                              Columbia Tax-Managed Growth Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

..  For shareholders who receive their account statements from Columbia
   Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

.. For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.
As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

05/01/05 - 10/31/05

        Account value at the        Account value at the     Expenses paid      Fund's annualized
        beginning of the period ($) end of the period ($) during the period ($) expense ratio (%)
-------------------------------------------------------------------------------------------------
         Actual     Hypothetical     Actual  Hypothetical Actual  Hypothetical
-------------------------------------------------------------------------------------------------
Class A 1,000.00      1,000.00      1,062.31   1,018.70    6.71       6.56            1.29
-------------------------------------------------------------------------------------------------
Class B 1,000.00      1,000.00      1,058.48   1,014.92   10.58      10.36            2.04
-------------------------------------------------------------------------------------------------
Class C 1,000.00      1,000.00      1,058.48   1,014.92   10.58      10.36            2.04
-------------------------------------------------------------------------------------------------
Class E 1,000.00      1,000.00      1,061.90   1,018.20    7.22       7.07            1.39
-------------------------------------------------------------------------------------------------
Class F 1,000.00      1,000.00      1,059.18   1,014.92   10.59      10.36            2.04
-------------------------------------------------------------------------------------------------
Class Z 1,000.00      1,000.00      1,066.29   1,019.96    5.42       5.30            1.04
-------------------------------------------------------------------------------------------------

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.
Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ECONOMIC UPDATE
                ---------------------------------------------------------------
                                              Columbia Tax-Managed Growth Fund

Despite two catastrophic hurricanes, record energy prices and rising interest rates, the US economy moved ahead at a healthy pace during the 12-month period that began November 1, 2004 and ended October 31, 2005. Gross domestic product expanded at an annualized rate of 3.6% as overall job growth helped buoy consumer spending and rising profits boosted business spending. Employment data was solid, even in light of Hurricanes Katrina and Rita. The economy added an average of 158,000 new jobs each month over the 12-month period, despite the loss of 8,000 jobs in September as a direct result of the Gulf Coast floods. In fact, the actual number of jobs lost was a fraction of an earlier estimate -- and considerably lower than originally expected.

Energy prices weighed on economic growth as the period wore on. The first signs of relief came in September as the price of crude oil retreated from a record high of $69.81 a barrel. However, signs of slower growth had already cropped up in retail spending and industrial activity. Consumer confidence readings dipped in July, fell sharply in September and slipped again in October, according to the Conference Board. The decline was generally attributed to the recent hurricanes, expectations of a weakening labor market and sticker shock at the pump and at the season's first delivery of home heating oil.

Despite these setbacks, the latest data on the economy suggests that it has retained its vigor. Although the pace slowed in September, manufacturing activity remained strong, and business activity in non-manufacturing industries continued to expand. With the assistance from insurance funds, federal monies and charitable contributions, the Gulf region is on track to rebuild, which could send a positive ripple throughout the national economy.

Despite volatility, stocks moved ahead

The S&P 500 Index -- a broad measure of large company stock market performance -- returned 8.72% for this reporting period. The gain masked considerable volatility, which led stocks on a roller coaster ride in response to national and economic events. Early in the period, the presidential election buoyed the stock market. Later in the period, the economy's resilience gave stocks reasons to rally again. These rallies, however, were interrupted by declines linked to higher energy prices and interest rates, weakening consumer confidence and dire predictions about the economic impact of the twin storms. Small- and mid-cap stocks outperformed large-cap stocks. Value stocks led growth stocks except among small caps, where growth gained a small advantage over value.

Foreign stock markets outperformed the broad US market. The MSCI EAFE Index, which measures stock market performance in developed markets outside the United States, returned 18.09% for the 12-month period./1/

Bonds delivered modest gains

The US bond market delivered positive but modest returns as short-term interest rates rose steadily throughout the period and long-term rates edged higher in the final months of the period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.6% -- approximately one-half percentage point higher than where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 1.13% for the 12-month period. High-yield bonds led the fixed income markets despite a setback in the spring, when GM and Ford bonds were downgraded, and again, near the end of the period, as investors appeared to grow more cautious about risk. The Merrill Lynch US High Yield, Cash Pay Index returned 3.96%.

Short-term interest rates moved higher

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.75% to 3.75% in eight quarter-point steps during the 12-month period/2/. In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, Fed chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth and we believe that the Fed is likely to continue to raise short-term interest rates into the first half of 2006.


/1/The MSCI EAFE Index is an unmanaged market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.
/2/The federal funds rate was raised to 4.0% on November 1, 2005 and 4.25% on
   December 13, 2005.
Summary
For the 12-month period ended
October 31, 2005

.. Despite bouts of volatility, the broad stock market generated a solid return for the period. The S&P 500 Index returned 8.72%. As the economy expanded, mid-cap value stocks were the market's strongest performers, as measured by the Russell MidCap Value Index.

[GRAPHIC]

S&P 500 Index       8.72%
Russell Index      19.50%

..  Investment-grade bonds chalked up modest gains as measured by the Lehman
   Brothers Aggregate Bond Index. High-yield bonds led the fixed income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.

                                    [GRAPHIC]

Lehman Index            1.13%
Merrill Lynch Index     3.96%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.
The Russell MidCap Value Index is an unmanaged index that tracks the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.
The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues.
The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

PORTFOLIO MANAGERS' REPORT
                           ----------------------------------------------------
                                              Columbia Tax-Managed Growth Fund

For the 12-month period ended October 31, 2005, Columbia Tax-Managed Growth Fund class A shares returned 8.05% without sales charge. The fund's benchmark, the S&P 500 Index, returned 8.72% for the same period. The fund's peer group, the Morningstar Large Cap Growth Category, averaged a return of 10.16%./1/ Stock selection in the consumer discretionary and consumer staples sectors held back the fund's relative return. Lack of exposure to the utilities sector, which was unusually strong during the period, also detracted from performance. Because the fund has a growth orientation, it typically does not invest in utilities. The fund picked up momentum and outperformed its benchmark in the second half of the reporting period. No taxable distributions were reported during the year, maintaining the fund's record of 100% tax efficiency since inception.

Health care, technology and energy stocks led performance

Health care and technology stocks were standout performers for the fund during the 12-month period. The fund had more exposure to health care than the index, which helped boost relative performance, as did favorable stock selection. Pharmacy benefit managers Express Scripts and Caremark Rx made positive contributions to performance as did generic drug producer Teva Pharmaceutical Industries. Their returns more than offset weaker performances from Kinetic Concepts and Zimmer Holdings. Favorable stock selection in the technology sector, with particularly strong performance from Apple Computer, also aided performance and more than offset the technology sector's relative weakness during the period.

Energy was the stock market's strongest sector during the past year as a result of sharply higher oil and gas prices. The fund's modest overweight in the sector helped performance. Each of the fund's energy holdings made a positive contribution to returns, led by oil service providers Schlumberger and Nabors Industries.

Investor concerns about consumer spending restrained consumer stocks

Investors expressed their concerns over rising interest rates, higher energy prices and a slower housing market by reducing their holdings of consumer-oriented stocks, even though consumer spending actually held up fairly well during the period. We did well to anticipate the sector's weakness by having less exposure to consumer discretionary stocks than the fund's benchmark. However, the fund's returns were hurt by weakness in Spanish-language broadcaster Univision Communications and retailer Kohl's. We have retained both stocks because we believe their valuations are even more attractive in light of their attractive future earnings prospects.

/1/(C)2005 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.
 Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT WWW.COLUMBIAFUNDS.COM FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.


Net asset value per share as of 10/31/05 ($)

                                 Class A 14.50
                                 -------------
                                 Class B 13.57
                                 -------------
                                 Class C 13.57
                                 -------------
                                 Class E 14.40
                                 -------------
                                 Class F 13.59
                                 -------------
                                 Class Z 14.79

Holdings discussed in this report as of 10/31/05 (%)

                       Express Scripts                1.9
                       ----------------------------------
                       Caremark Rx                    2.9
                       ----------------------------------
                       Teva Pharmaceutical Industries 2.3
                       ----------------------------------
                       Kinetic Concepts               1.6
                       ----------------------------------
                       Zimmer Holdings                1.6
                       ----------------------------------
                       Apple Computer                 3.0
                       ----------------------------------
                       Schlumberger                   2.2
                       ----------------------------------
                       Nabors Industries              2.3
                       ----------------------------------
                       Univision Communications       2.4
                       ----------------------------------
                       Kohl's                         2.0
                       ----------------------------------
                       Sysco                          2.0
                       ----------------------------------
                       Wal-Mart Stores                1.7
                       ----------------------------------
                       Walgreen                       2.2
                       ----------------------------------
                       Colgate-Palmolive              2.1
                       ----------------------------------
                       Procter & Gamble               2.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

--------------------------------------------------------------------------------
                                              Columbia Tax-Managed Growth Fund


The fund's consumer staples holdings achieved positive returns, but they trailed the benchmark as weakness in foodservice distributor Sysco and retailer Wal-Mart Stores offset good performance from Walgreen, Colgate-Palmolive and Procter & Gamble. We remain confident in the earnings growth prospects for each of these holdings.

Looking ahead

Corporate profits have enjoyed an extended period of above-average growth. But we believe that higher energy prices, rising interest rates, a potential slowdown in consumer spending and a stronger dollar are likely to restrain profit growth going forward. Yet, some of the market's headwinds could also be easing, which leaves us cautiously optimistic. Energy prices appear to have peaked and recently have headed downward. In addition, businesses have increased their capital spending, which could help offset any slowdown in consumer spending. Even if the overall economy and corporate profit growth slow, both could continue to expand at a slower pace. Meanwhile, we believe that stock valuations have become quite attractive, particularly for large-cap growth stocks, which have lagged the market averages for the last five years.

About your fund

On September 28, 2005, shareholders approved a proposal to reorganize Columbia Tax-Managed Growth Fund II into Columbia Tax-Managed Growth Fund. The merger was completed at the close of business on October 7, 2005.

   William M. Hughes is a senior equity analyst at Atlantic Trust Stein Roe Investment Counsel, sub-advisor to the fund. Mr. Hughes is also a member of the investment management team for Columbia Tax-Managed Growth Fund. No single individual has primary management responsibility over the fund's portfolio securities.

/s/ William M. Hughes

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Certain active tax-reduction techniques are used only if the fund's advisor believes they will help the fund achieve its investment goals. The fund expects to distribute taxable income and capital gains from time to time. Market conditions may limit the fund's ability to generate tax losses or to avoid dividend income. The ability to use certain tax-managed techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

             INVESTMENT PORTFOLIO
                                  --------------------------------
             October 31, 2005     Columbia Tax-Managed Growth Fund

Common Stocks - 99.0%

CONSUMER DISCRETIONARY - 7.5%                                                        Shares      Value ($)
------------------------------------- ------------------------------------------- ---------     ----------
 Hotels, Restaurants & Leisure - 1.1% Marriott International, Inc., Class A          48,000      2,861,760
                                                        Hotels, Restaurants & Leisure Total      2,861,760
                                      ------------------------------------------- ---------     ----------
                         Media - 2.4% Univision Communications, Inc., Class A (a)   235,130      6,146,298
                                                                                Media Total      6,146,298
                                      ------------------------------------------- ---------     ----------
              Multiline Retail - 2.0% Kohl's Corp. (a)                              104,600      5,034,398
                                                                     Multiline Retail Total      5,034,398
                                      ------------------------------------------- ---------     ----------
              Specialty Retail - 2.0% Lowe's Companies, Inc.                         83,400      5,068,218
                                                                     Specialty Retail Total      5,068,218
                                                                                                ----------
                                                               CONSUMER DISCRETIONARY TOTAL     19,110,674

CONSUMER STAPLES - 10.2%
------------------------------------- ------------------------------------------- ---------     ----------
      Food & Staples Retailing - 5.8% Sysco Corp.                                   159,000      5,073,690
                                      Wal-Mart Stores, Inc.                          90,170      4,265,943
                                      Walgreen Co.                                  123,900      5,628,777
                                                             Food & Staples Retailing Total     14,968,410
                                      ------------------------------------------- ---------     ----------
            Household Products - 4.4% Colgate-Palmolive Co.                         102,200      5,412,512
                                      Procter & Gamble Co.                          102,500      5,738,975
                                                                   Household Products Total     11,151,487
                                                                                                ----------
                                                                     CONSUMER STAPLES TOTAL     26,119,897

ENERGY - 10.9%
------------------------------------- ------------------------------------------- ---------     ----------
   Energy Equipment & Services - 4.5% Nabors Industries Ltd. (a)                     85,900      5,895,317
                                      Schlumberger Ltd.                              61,500      5,582,355
                                                          Energy Equipment & Services Total     11,477,672
                                      ------------------------------------------- ---------     ----------
   Oil, Gas & Consumable Fuels - 6.4% Apache Corp.                                  101,100      6,453,213
                                      Exxon Mobil Corp.                             179,800     10,093,972
                                                          Oil, Gas & Consumable Fuels Total     16,547,185
                                                                                                ----------
                                                                               ENERGY TOTAL     28,024,857

FINANCIALS - 18.7%
------------------------------------- ------------------------------------------- ---------     ----------
               Capital Markets - 4.3% Lehman Brothers Holdings, Inc.                 28,100      3,362,727
                                      Merrill Lynch & Co., Inc.                     117,250      7,590,765
                                                                      Capital Markets Total     10,953,492
                                      ------------------------------------------- ---------     ----------
              Commercial Banks - 3.2% Bank of America Corp. (b)                     186,900      8,175,006
                                                                     Commercial Banks Total      8,175,006
                                      ------------------------------------------- ---------     ----------
              Consumer Finance - 3.0% American Express Co.                           88,000      4,379,760
                                      SLM Corp.                                      57,700      3,204,081
                                                                     Consumer Finance Total      7,583,841
                                      ------------------------------------------- ---------     ----------
Diversified Financial Services - 1.1% Citigroup, Inc.                                64,000      2,929,920
                                                       Diversified Financial Services Total      2,929,920
                                      ------------------------------------------- ---------     ----------
                     Insurance - 5.6% AFLAC, Inc.                                   103,000      4,921,340
                                      American International Group, Inc.             77,800      5,041,440
                                      RenaissanceRe Holdings Ltd.                   116,980      4,427,693
                                                                            Insurance Total     14,390,473
                                      ------------------------------------------- ---------     ----------

See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
 October 31, 2005                            Columbia Tax-Managed Growth Fund

Common Stocks - (continued)

FINANCIALS - (continued)                                                          Shares  Value ($)
--------------------------------------- ---------------------------------------- ------- ----------
      Thrifts & Mortgage Finance - 1.5% Freddie Mac                               61,500  3,773,025
                                                        Thrifts & Mortgage Finance Total  3,773,025
                                                                                         ----------
                                                                        FINANCIALS TOTAL 47,805,757

HEALTH CARE - 19.4%
--------------------------------------- ---------------------------------------- ------- ----------
                   Biotechnology - 2.7% Amgen, Inc. (a)                           90,100  6,825,976
                                                                     Biotechnology Total  6,825,976
                                        ---------------------------------------- ------- ----------
Health Care Equipment & Supplies - 7.6% Kinetic Concepts, Inc. (a)               115,940  4,162,246
                                        Medtronic, Inc.                           83,800  4,748,108
                                        St. Jude Medical, Inc. (a)               135,900  6,532,713
                                        Zimmer Holdings, Inc. (a)                 63,000  4,017,510
                                                  Health Care Equipment & Supplies Total 19,460,577
                                        ---------------------------------------- ------- ----------
Health Care Providers & Services - 4.7% Caremark Rx, Inc. (a)                    140,500  7,362,200
                                        Express Scripts, Inc. (a)                 63,640  4,799,092
                                                  Health Care Providers & Services Total 12,161,292
                                        ---------------------------------------- ------- ----------
                 Pharmaceuticals - 4.4% Schering-Plough Corp.                    260,200  5,292,468
                                        Teva Pharmaceutical Industries Ltd., ADR 155,400  5,923,848
                                                                   Pharmaceuticals Total 11,216,316
                                                                                         ----------
                                                                       HEALTH CARE TOTAL 49,664,161

INDUSTRIALS - 12.0%
--------------------------------------- ---------------------------------------- ------- ----------
             Aerospace & Defense - 2.3% United Technologies Corp.                114,400  5,866,432
                                                               Aerospace & Defense Total  5,866,432
                                        ---------------------------------------- ------- ----------
            Electrical Equipment - 1.9% Emerson Electric Co.                      71,400  4,965,870
                                                              Electrical Equipment Total  4,965,870
                                        ---------------------------------------- ------- ----------
        Industrial Conglomerates - 4.4% General Electric Co.                     329,400 11,169,954
                                                          Industrial Conglomerates Total 11,169,954
                                        ---------------------------------------- ------- ----------
                       Machinery - 3.4% Eaton Corp.                               78,000  4,588,740
                                        Illinois Tool Works, Inc.                 49,800  4,221,048
                                                                         Machinery Total  8,809,788
                                                                                         ----------
                                                                       INDUSTRIALS TOTAL 30,812,044

INFORMATION TECHNOLOGY - 19.2%
--------------------------------------- ---------------------------------------- ------- ----------
        Communications Equipment - 1.7% Cisco Systems, Inc. (a)                  241,395  4,212,343
                                                          Communications Equipment Total  4,212,343
                                        ---------------------------------------- ------- ----------
         Computers & Peripherals - 9.1% Apple Computer, Inc. (a)                 132,100  7,607,639
                                        Dell, Inc. (a)                           149,300  4,759,684
                                        EMC Corp. (a)                            294,300  4,108,428
                                        Network Appliance, Inc. (a)              253,200  6,927,552
                                                           Computers & Peripherals Total 23,403,303
                                        ---------------------------------------- ------- ----------
                       Semiconductors & Intel Corp.                              163,500  3,842,250
         Semiconductor Equipment - 2.9% Microchip Technology, Inc.               119,900  3,617,383
                                          Semiconductors & Semiconductor Equipment Total  7,459,633
                                        ---------------------------------------- ------- ----------
                        Software - 5.5% Microsoft Corp.                          264,600  6,800,220
                                        Symantec Corp. (a)                       302,600  7,217,010
                                                                          Software Total 14,017,230
                                                                                         ----------
                                                            INFORMATION TECHNOLOGY TOTAL 49,092,509

                                See Accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
 October 31, 2005                            Columbia Tax-Managed Growth Fund

Common Stocks - (continued)

MATERIALS - 1.1%                                                                   Shares    Value ($)
---------------------------- -------------------------------------------------- --------- -----------
Chemicals - 1.1%             Ecolab, Inc.                                          87,500   2,894,500
                                                                          Chemicals Total   2,894,500
                                                                                          -----------
                                                                          MATERIALS TOTAL   2,894,500

                             Total Common Stocks
                             (cost of $210,849,172)                                       253,524,399

Short-Term Obligation - 1.6%                                                      Par ($)
---------------------------- -------------------------------------------------- --------- -----------
                             Repurchase agreement with State Street Bank &
                             Trust Co., dated 10/31/05, due 11/01/05 at 3.850%,
                             collateralized by a U.S. Treasury Bond maturing
                             08/15/22, market value of $4,187,614 (repurchase
                             proceeds $4,105,439)

                             Total Short-Term Obligation
                             (cost of $4,105,000)                               4,105,000   4,105,000

                             Total Investments - 100.6%
                             (cost of $214,954,172) (c)                                   257,629,399

                             Other Assets & Liabilities, Net - (0.6)%                      (1,511,227)

                             Net Assets - 100.0%                                          256,118,172

                                   NOTES TO INVESTMENT PORTFOLIO:
                                (a)Non-income producing security.
                                (b)Investments in affiliates during the year
                                   ended October 31, 2005:


                  Security name:               Bank of America Corp.
                  Shares as of 10/31/04:                   188,600
                  Shares acquired through Fund
                   merger (See Note 8):                     20,600
                  Shares sold:                              22,300
                  Shares as of 10/31/05:                   186,900
                  Dividend income earned:               $  337,760
                  Net realized gain:                    $  463,877
                  Value at end of period:               $8,175,006

                                (c)Cost for federal income tax purposes is
                                   $216,068,881.
                                 At October 31, 2005, the Fund held investments in the following sectors:

                SECTOR (UNAUDITED)              % OF NET ASSETS
                -----------------------------------------------
                Health Care                           19.4%
                Information Technology                19.2
                Financials                            18.7
                Industrials                           12.0
                Energy                                10.9
                Consumer Staples                      10.2
                Consumer Discretionary                 7.5
                Materials                              1.1
                Short-Term Obligation                  1.6
                Other Assets & Liabilities, Net       (0.6)
                                                     -----
                                                     100.0%
                                                     -----

                      ACRONYM NAME
                      -----------------------------------
                        ADR   American Depositary Receipt

See Accompanying Notes to Financial Statements.

      STATEMENT OF ASSETS AND LIABILITIES
                                          --------------------------------
      October 31, 2005                    Columbia Tax-Managed Growth Fund

                                                                                      ($)
------------------------- ------------------------------------------------- ------------
                   Assets Unaffiliated investments, at cost                  209,643,891
                          Affiliated investments, at cost                      5,310,281
                                                                            ------------
                          Total investments, at cost                         214,954,172
                                                                            ------------
                          Unaffiliated investments, at value                 249,454,393
                          Affiliated investments, at value                     8,175,006
                                                                            ------------
                          Total investments, at value                        257,629,399
                          Cash                                                       201
                          Receivable for:
                            Fund shares sold                                      25,025
                            Interest                                                 439
                            Dividends                                             79,008
                          Expense reimbursement due from Investment Advisor        6,316
                          Deferred Trustees' compensation plan                    25,022
                                                                            ------------
                             Total Assets                                    257,765,410
                          ------------------------------------------------- ------------
              Liabilities Payable for:
                            Fund shares repurchased                            1,109,160
                            Investment advisory fee                              116,013
                            Administration fee                                    58,790
                            Transfer agent fee                                    75,374
                            Pricing and bookkeeping fees                           8,170
                            Trustees' fees                                         1,017
                            Custody fee                                            1,649
                            Distribution and service fees                        139,605
                            Chief compliance officer expenses and fees               665
                          Deferred Trustees' fees                                 25,022
                          Other liabilities                                      111,773
                                                                            ------------
                             Total Liabilities                                 1,647,238

                                                                 Net Assets  256,118,172
                          ------------------------------------------------- ------------
Composition of Net Assets Paid-in capital                                    357,276,775
                          Accumulated net investment loss                        (30,347)
                          Accumulated net realized loss                     (143,803,483)
                          Net unrealized appreciation on investments          42,675,227
                                                                            ------------
                                                                 Net Assets  256,118,172

                                See Accompanying Notes to Financial Statements.

      STATEMENT OF ASSETS AND LIABILITIES
                                          --------------------------------
      October 31, 2005                    Columbia Tax-Managed Growth Fund

                                                                           ($)
  ------- -------------------------------------------------------- -----------
  Class A Net assets                                                64,347,697
          Shares outstanding                                         4,436,392
          Net asset value per share                                   14.50(a)
          Maximum sales charge                                           5.75%
          Maximum offering price per share ($14.50/0.9425)            15.38(b)
          -------------------------------------------------------- -----------
  Class B Net assets                                               148,520,480
          Shares outstanding                                        10,946,295
          Net asset value and offering price per share                13.57(a)
          -------------------------------------------------------- -----------
  Class C Net assets                                                24,581,023
          Shares outstanding                                         1,811,996
          Net asset value and offering price per share                13.57(a)
          -------------------------------------------------------- -----------
  Class E Net assets                                                10,325,185
          Shares outstanding                                           717,104
          Net asset value per share                                   14.40(a)
          Maximum sales charge                                           4.50%
          Maximum offering price per share ($14.40/0.9550)            15.08(b)
          -------------------------------------------------------- -----------
  Class F Net assets                                                 7,918,765
          Shares outstanding                                           582,869
          Net asset value and offering price per share                13.59(a)
          -------------------------------------------------------- -----------
  Class Z Net assets                                                   425,022
          Shares outstanding                                            28,735
          Net asset value, offering and redemption price per share       14.79

                                (a)Redemption price per share is equal to net
                                   asset value less any applicable contingent deferred sales charge.
                                (b)On sales of $50,000 or more the offering
                                   price is reduced.

See Accompanying Notes to Financial Statements.

      STATEMENT OF OPERATIONS
                                          --------------------------------
      For the Year Ended October 31, 2005 Columbia Tax-Managed Growth Fund

                                                                                                                    ($)
--------------------------------------- ------------------------------------------------------------------- ----------
                      Investment Income Dividends                                                            3,201,505
                                        Dividends from affiliates                                              337,760
                                        Interest                                                               116,766
                                        Foreign withholding tax                                                 (8,810)
                                                                                                            ----------
                                          Total Investment Income                                            3,647,221
                                        ------------------------------------------------------------------- ----------
                               Expenses Investment advisory fee                                              1,332,973
                                        Administration fee                                                     644,205
                                        Distribution fee:
                                          Class B                                                            1,150,251
                                          Class C                                                              174,700
                                          Class E                                                                8,845
                                          Class F                                                               70,080
                                        Service fee:
                                          Class A                                                              153,148
                                          Class B                                                              386,028
                                          Class C                                                               58,637
                                          Class E                                                               22,112
                                          Class F                                                               23,499
                                        Transfer agent fee                                                     494,261
                                        Pricing and bookkeeping fees                                            74,835
                                        Trustees' fees                                                          13,833
                                        Custody fee                                                              8,958
                                        Chief compliance officer expenses and fees (See Note 4)                  5,891
                                        Non-recurring costs (See Note 7)                                         4,752
                                        Other expenses                                                         195,271
                                                                                                            ----------
                                          Total Expenses                                                     4,822,279
                                        Fees waived by Transfer Agent                                          (26,771)
                                        Non-recurring costs assumed by Investment Advisor (See Note 7)          (4,752)
                                        Custody earnings credit                                                    (85)
                                                                                                            ----------
                                          Net Expenses                                                       4,790,671
                                                                                                            ----------
                                        Net Investment Loss                                                 (1,143,450)
                                        ------------------------------------------------------------------- ----------
Net Realized and Unrealized Gain (Loss) Net realized gain on:
                         on Investments   Unaffiliated investments                                          28,836,986
                                          Affiliated investments                                               463,877
                                                                                                            ----------
                                           Net realized gain                                                29,300,863
                                        Net change in unrealized appreciation (depreciation) on investments (7,945,363)
                                                                                                            ----------
                                        Net Gain                                                            21,355,500
                                                                                                            ----------
                                        Net Increase in Net Assets from Operations                          20,212,050

                                See Accompanying Notes to Financial Statements.

      STATEMENT OF CHANGES IN NET ASSETS
                                         --------------------------------
                                         Columbia Tax-Managed Growth Fund

                                                                                        Year Ended October 31,
                                                                                       -------------------------
Increase (Decrease) in Net Assets                                                          2005 ($)     2004 ($)
------------------                ---------------------------------------------------- -----------  -----------
        Operations                Net investment loss                                   (1,143,450)  (2,765,305)
                                  Net realized gain on investments                      29,300,863   24,338,909
                                  Net change in unrealized appreciation (depreciation)
                                   on investments                                       (7,945,363) (14,071,268)
                                                                                       -----------  -----------
                                  Net Increase from Operations                          20,212,050    7,502,336
                                  ---------------------------------------------------- -----------  -----------
Share Transactions                Class A:
                                    Subscriptions                                       12,785,572   11,000,198
                                    Proceeds received in connection with merger          5,700,022           --
                                    Redemptions                                        (21,511,997) (20,308,238)
                                                                                       -----------  -----------
                                     Net Decrease                                       (3,026,403)  (9,308,040)
                                  Class B:
                                    Subscriptions                                        1,272,476    3,075,969
                                    Proceeds received in connection with merger         20,796,410           --
                                    Redemptions                                        (58,809,511) (47,951,084)
                                                                                       -----------  -----------
                                     Net Decrease                                      (36,740,625) (44,875,115)
                                  Class C:
                                    Subscriptions                                          799,004    1,928,453
                                    Proceeds received in connection with merger          4,268,395           --
                                    Redemptions                                         (7,712,432)  (7,167,373)
                                                                                       -----------  -----------
                                     Net Decrease                                       (2,645,033)  (5,238,920)
                                  Class E:
                                    Subscriptions                                        2,927,967      172,365
                                    Redemptions                                           (256,868)    (181,336)
                                                                                       -----------  -----------
                                     Net Increase (Decrease)                             2,671,099       (8,971)
                                  Class F:
                                    Subscriptions                                          138,610      248,351
                                    Redemptions                                         (3,304,027)    (345,689)
                                                                                       -----------  -----------
                                     Net Decrease                                       (3,165,417)     (97,338)
                                  Class Z:
                                    Subscriptions                                          108,047        2,300
                                    Proceeds received in connection with merger            575,200           --
                                    Redemptions                                           (570,685)    (171,734)
                                                                                       -----------  -----------
                                     Net Increase (Decrease)                               112,562     (169,434)
                                  Net Decrease from Share Transactions                 (42,793,817) (59,697,818)
                                                                                       -----------  -----------
                                      Total Decrease in Net Assets                     (22,581,767) (52,195,482)
                                  ---------------------------------------------------- -----------  -----------
        Net Assets                Beginning of period                                  278,699,939  330,895,421
                                  End of period                                        256,118,172  278,699,939
                                  Accumulated net investment loss                          (30,347)     (17,221)

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS-CAPITAL STOCK ACTIVITY
                                                          --------------------------------
                                                          Columbia Tax-Managed Growth Fund

                                                       Year Ended October 31,
                                                       -----------------------
                                                              2005        2004
 ----------------- ----------------------------------  ----------  ----------
 Changes in Shares Class A:
                     Subscriptions                        899,230     805,638
                     Issued in connection with merger     400,390          --
                     Redemptions                       (1,511,377) (1,487,273)
                                                       ----------  ----------
                      Net Decrease                       (211,757)   (681,635)
                   Class B:
                     Subscriptions                         95,447     237,700
                     Issued in connection with merger   1,560,920          --
                     Redemptions                       (4,401,468) (3,724,010)
                                                       ----------  ----------
                      Net Decrease                     (2,745,101) (3,486,310)
                   Class C:
                     Subscriptions                         59,908     149,808
                     Issued in connection with merger     320,346          --
                     Redemptions                         (577,799)   (557,500)
                                                       ----------  ----------
                      Net Decrease                       (197,545)   (407,692)
                   Class E:
                     Subscriptions                        205,518      12,662
                     Redemptions                          (18,090)    (13,603)
                                                       ----------  ----------
                      Net Increase (Decrease)             187,428        (941)
                   Class F:
                     Subscriptions                         10,362      19,307
                     Redemptions                         (244,937)    (26,808)
                                                       ----------  ----------
                      Net Decrease                       (234,575)     (7,501)
                   Class Z:
                     Subscriptions                          7,230         174
                     Issued in connection with merger      39,615          --
                     Redemptions                          (39,145)    (12,481)
                                                       ----------  ----------
                      Net Increase (Decrease)               7,700     (12,307)

                                See Accompanying Notes to Financial Statements.

 NOTES TO FINANCIAL STATEMENTS
                               ------------------------------------------------
 October 31, 2005                             Columbia Tax-Managed Growth Fund

Note 1. Organization

Columbia Tax-Managed Growth Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On October 7, 2005, the Columbia Tax-Managed Growth Fund II merged into the Columbia Tax-Managed Growth Fund. The newly combined Fund was then reorganized as a series of Columbia Funds Series Trust I.

Investment Goal

The Fund seeks long-term capital growth while reducing shareholder exposure to taxes, by investing primarily in large capitalization and middle capitalization stocks.

Fund Shares

The Fund may issue an unlimited number of shares and offers six classes of shares: Class A, Class B, Class C, Class E, Class F and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares purchases of less than $50,000 are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class E and Class F shares are trust shares. Such shares are held in an irrevocable trust on behalf of the shareholder until a trust termination date, as specified by the shareholder. At such time, the shares pass to the shareholder's beneficiary. Class E shares are subject to a maximum front-end sales charge of 4.50% based on the amount of initial investment. Class E shares purchased without an initial sales charge are subject to a 1.00% CDSC on shares sold within eighteen months on an original purchase of $500,000 to $5 million. Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class F shares will convert into Class E shares after eight years. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's

--------------------------------------------------------------------------------
 October 31, 2005                            Columbia Tax-Managed Growth Fund

investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

The Fund is managed using investment strategies that are designed to reduce (but not eliminate) the Fund's payment of taxable distributions to shareholders. From time to time, the Fund expects to distribute taxable income and capital gains. Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

                      Accumulated   Accumulated
                     Net Investment Net Realized  Paid-In
                          Loss          Loss      Capital
                     --------------------------------------
                       $1,130,324   $(6,873,346) $5,743,022
                     --------------------------------------

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Undistributed
                     Ordinary      Long-Term   Net Unrealized
                      Income     Capital Gains Appreciation*
                   ------------------------------------------
                        $--           $--       $41,560,518
                   ------------------------------------------

*The differences between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at October 31, 2005, based on cost of investments for federal income tax purposes, was:

                   Unrealized appreciation      $ 53,664,690
                   Unrealized depreciation       (12,104,172)
                                                ------------
                    Net unrealized appreciation $ 41,560,518
                   ------------------------------------------

--------------------------------------------------------------------------------
 October 31, 2005                            Columbia Tax-Managed Growth Fund


The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                        Capital Loss
                           Expiring in: Carryforward
                           -------------------------
                           2008         $  3,986,484
                           2009           68,949,699
                           2010           57,051,965
                           2011           12,700,626
                                        ------------
                           Total        $142,688,774
                           -------------------------

Of the capital loss carryforwards attributable to the Fund, $6,644,140 ($3,986,484 expiring October 31, 2008, $1,328,828 expiring October 31, 2009 and
$1,328,828 expiring October 31, 2010), remain from the Fund's merger with Columbia Tax-Managed Growth Fund II. Total capital loss carryforwards acquired in the current year from the Columbia Tax-Managed Growth Fund II were $27,082,530 of which $20,361,937 was permanently lost and $76,453 was utilized to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Tax-Managed Growth Fund II may be limited in a given year.

Capital loss carryforwards of $28,680,116 were utilized during the year ended October 31, 2005. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

                   Average Daily Net Assets     Annual Fee Rate
                 ----------------------------------------------
                    First $500 million               0.52%
                 ----------------------------------------------
                    $500 million to $1 billion       0.47%
                 ----------------------------------------------
                    $1 billion to $1.5 billion       0.42%
                 ----------------------------------------------
                    $1.5 billion to $3 billion       0.37%
                 ----------------------------------------------
                    $3 billion to $6 billion         0.35%
                 ----------------------------------------------
                    Over $6 billion                  0.33%
                 ----------------------------------------------

For the year ended October 31, 2005, the Fund's effective investment advisory fee rate was 0.52%.

Sub-Advisory Fee

Atlantic Trust Stein Roe Investment Counsel LLC ("SRIC") has been retained by Columbia as sub-advisor to the Fund. As the sub-advisor, SRIC is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for the Fund. Columbia, from the investment advisory fee it receives, pays SRIC a monthly sub-advisory fee equal to a base rate of 0.20% annually of the average daily net assets of the Fund. This base fee of 0.20% can be adjusted quarterly to an annual rate as high as 0.25% or to an annual rate as low as 0.15% depending on the investment performance, as determined by Morningstar, Inc.'s Large Blend category, of the Fund over a specified period of time. In addition, Columbia's contract with SRIC provides that SRIC shall not receive a fee less than $350,000 per annum for managing the Fund.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.25% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

--------------------------------------------------------------------------------
 October 31, 2005                            Columbia Tax-Managed Growth Fund


Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended October 31, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.029%.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $28.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period from September 1, 2005 through October 31, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees to reflect reduced contractual fees that will be charged to the Fund effective November 1, 2005. For the year ended October 31, 2005, the Transfer Agent waived fees of $26,771 for the Fund.

For the year ended October 31, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.18%.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. For the year ended October 31, 2005, the Distributor has retained net underwriting discounts of $6,947 on sales of the Fund's Class A shares and net CDSC fees of $394,006 and $1,064, on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan"), which allows the payment of a monthly service fee to the Distributor at the annual rate of 0.25% of the average daily net assets attributable to Class A, Class B, Class C, Class E and Class F shares. The Plan also requires the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75%, 0.75%, 0.10% and 0.75% of the average daily net assets attributable to Class B, Class C, Class E and Class F shares, respectively.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended October 31, 2005, the Fund paid $1,780 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

--------------------------------------------------------------------------------
 October 31, 2005                            Columbia Tax-Managed Growth Fund


Note 5. Portfolio Information

For the year ended October 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $77,820,271 and $151,020,803, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended October 31, 2005, the Fund did not borrow under this arrangement.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc. (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to; pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Funds or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed

--------------------------------------------------------------------------------
 October 31, 2005                            Columbia Tax-Managed Growth Fund

against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleged that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs alleged that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. Plaintiffs filed a notice of voluntary dismissal of the lawsuit as to all defendants and all claims, without prejudice, which was so-ordered by the judge on or about November 9, 2005.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed.

For the year ended October 31, 2005, Columbia has assumed $4,752 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 8. Business Combinations and Mergers

On October 7, 2005, the Columbia Tax-Managed Growth Fund II merged into the Columbia Tax-Managed Growth Fund. The Columbia Tax-Managed Growth Fund received a tax-free transfer of assets from Columbia Tax-Managed Growth Fund II as follows:

                      Shares   Net Assets    Unrealized
                      Issued    Received   Appreciation /1/
                     --------------------------------------
                     2,321,271 $31,340,027   $3,363,911
                     --------------------------------------

                                 Net Assets of
                   Net Assets of Columbia Tax-  Net Assets of
                     Columbia    Managed Growth   Columbia
                    Tax-Managed     Fund II      Tax-Managed
                    Growth Fund   Immediately    Growth Fund
                     Prior to       Prior to        After
                    Combination   Combination    Combination
                   ------------------------------------------
                   $224,301,449   $31,340,027   $255,641,476
                   ------------------------------------------

/1/Unrealized appreciation is included in Net Assets Received.

 FINANCIAL HIGHLIGHTS
                      ---------------------------------------------------------
                                              Columbia Tax-Managed Growth Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                      Year Ended October 31,
                                                ----------------------------------------------------------------
Class A Shares                                          2005             2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  13.42         $  13.09         $  10.87       $  12.68       $  18.38

--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (a)                    0.01(b)         (0.04)           (0.03)         (0.02)         (0.06)
Net realized and unrealized gain (loss) on
investments                                         1.07             0.37             2.25          (1.79)         (5.64)
                                                --------         --------         --------       --------       --------
Total from investment operations                    1.08             0.33             2.22          (1.81)         (5.70)

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  14.50         $  13.42         $  13.09       $  10.87       $  12.68
Total return (c)                                    8.05%(d)         2.52%(e)        20.42%        (14.27)%       (31.01)%

--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                        1.32%            1.39%            1.42%          1.41%          1.39%
Net investment income (loss) (f)                    0.08%           (0.30)%          (0.28)%        (0.18)%        (0.38)%
Waiver                                              0.01%              --               --             --             --
Portfolio turnover rate                               31%              40%              39%            42%            82%
Net assets, end of period (000's)               $ 64,348         $ 62,390         $ 69,764       $ 66,760       $102,403

--------------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.
(c)Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(e)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class A total return.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

--------------------------------------------------------------------------------
                                              Columbia Tax-Managed Growth Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                      Year Ended October 31,
                                                ----------------------------------------------------------------
Class B Shares                                          2005             2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $  12.65         $  12.43         $  10.39       $  12.22       $  17.85

--------------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (a)                            (0.08)(b)        (0.14)           (0.11)         (0.11)         (0.17)
Net realized and unrealized gain (loss) on
investments                                         1.00             0.36             2.15          (1.72)         (5.46)
                                                --------         --------         --------       --------       --------
Total from investment operations                    0.92             0.22             2.04          (1.83)         (5.63)

--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $  13.57         $  12.65         $  12.43       $  10.39       $  12.22
Total return (c)                                    7.27%(d)         1.77%(e)        19.63%        (14.98)%       (31.54)%

--------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                        2.07%            2.14%            2.17%          2.16%          2.14%
Net investment loss (f)                            (0.63)%          (1.05)%          (1.03)%        (0.93)%        (1.13)%
Waiver                                              0.01%              --               --             --             --
Portfolio turnover rate                               31%              40%              39%            42%            82%
Net assets, end of period (000's)               $148,520         $173,189         $213,481       $216,801       $327,645

--------------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.
(c)Total return at net asset value assuming no contingent deferred sales charge.
(d)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(e)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class B total return.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

--------------------------------------------------------------------------------
                                              Columbia Tax-Managed Growth Fund

Selected data for a share outstanding throughout each period is as follows:


                                                                   Year Ended October 31,
                                                -----------------------------------------------------------
Class C Shares                                         2005            2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 12.65         $ 12.43         $ 10.39       $ 12.21       $ 17.85

---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (a)                           (0.09)(b)       (0.14)          (0.11)        (0.11)        (0.17)
Net realized and unrealized gain (loss) on
investments                                        1.01            0.36            2.15         (1.71)        (5.47)
                                                -------         -------         -------       -------       -------
Total from investment operations                   0.92            0.22            2.04         (1.82)        (5.64)

---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 13.57         $ 12.65         $ 12.43       $ 10.39       $ 12.21
Total return (c)                                   7.27%(d)        1.77%(e)       19.63%       (14.91)%      (31.60)%

---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                       2.07%           2.14%           2.17%         2.16%         2.14%
Net investment loss (f)                           (0.65)%         (1.05)%         (1.03)%       (0.93)%       (1.13)%
Waiver                                             0.01%             --              --            --            --
Portfolio turnover rate                              31%             40%             39%           42%           82%
Net assets, end of period (000's)               $24,581         $25,416         $30,035       $30,837       $47,069

---------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.
(c)Total return at net asset value assuming no contingent deferred sales charge.
(d)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(e)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class C total return.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

--------------------------------------------------------------------------------
                                              Columbia Tax-Managed Growth Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                   Year Ended October 31,
                                                -----------------------------------------------------------
Class E Shares                                         2005            2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 13.34         $ 13.02         $ 10.82       $ 12.63       $ 18.34

---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (a)                           (0.01)(b)       (0.05)          (0.04)        (0.03)        (0.07)
Net realized and unrealized gain (loss) on
investments                                        1.07            0.37            2.24         (1.78)        (5.64)
                                                -------         -------         -------       -------       -------
Total from investment operations                   1.06            0.32            2.20         (1.81)        (5.71)

---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 14.40         $ 13.34         $ 13.02       $ 10.82       $ 12.63
Total return (c)                                   7.95%(d)        2.46%(e)       20.33%       (14.33)%      (31.13)%

---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                       1.42%           1.49%           1.52%         1.51%         1.49%
Net investment loss (f)                           (0.09)%         (0.40)%         (0.38)%       (0.28)%       (0.48)%
Waiver                                             0.01%             --              --            --            --
Portfolio turnover rate                              31%             40%             39%           42%           82%
Net assets, end of period (000's)               $10,325         $ 7,065         $ 6,908       $ 5,794       $ 6,820

---------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.
(c)Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.
(d)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(e)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class E total return.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

--------------------------------------------------------------------------------
                                              Columbia Tax-Managed Growth Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                   Year Ended October 31,
                                                -----------------------------------------------------------
Class F Shares                                         2005            2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 12.67         $ 12.44         $ 10.41       $ 12.23       $ 17.87

---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment loss (a)                           (0.08)(b)       (0.14)          (0.11)        (0.11)        (0.17)
Net realized and unrealized gain (loss) on
investments                                        1.00            0.37            2.14         (1.71)        (5.47)
                                                -------         -------         -------       -------       -------
Total from investment operations                   0.92            0.23            2.03         (1.82)        (5.64)

---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 13.59         $ 12.67         $ 12.44       $ 10.41       $ 12.23
Total return (c)                                   7.26%(d)        1.85%(e)       19.50%       (14.88)%      (31.56)%

---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                       2.07%           2.14%           2.17%         2.16%         2.14%
Net investment loss (f)                           (0.64)%         (1.05)%         (1.03)%       (0.93)%       (1.13)%
Waiver                                             0.01%             --              --            --            --
Portfolio turnover rate                              31%             40%             39%           42%           82%
Net assets, end of period (000's)               $ 7,919         $10,353         $10,265       $ 8,709       $10,101

---------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.
(c)Total return at net asset value assuming no contingent deferred sales charge.
(d)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(e)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class F total return.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

--------------------------------------------------------------------------------
                                              Columbia Tax-Managed Growth Fund

Selected data for a share outstanding throughout each period is as follows:

                                                                   Year Ended October 31,
                                                -----------------------------------------------------------
Class Z Shares                                         2005            2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $ 13.62         $ 13.24         $ 10.96       $ 12.76       $ 18.46

---------------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
Net investment income (loss) (a)                   0.04(b)        (0.01)          (0.01)         0.01         (0.02)
Net realized and unrealized gain (loss) on
investments                                        1.13            0.39            2.29         (1.81)        (5.68)
                                                -------         -------         -------       -------       -------
Total from investment operations                   1.17            0.38            2.28         (1.80)        (5.70)

---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $ 14.79         $ 13.62         $ 13.24       $ 10.96       $ 12.76
Total return (c)                                   8.59%(d)        2.87%(e)       20.80%       (14.11)%      (30.88)%

---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Expenses (f)                                       1.07%           1.14%           1.17%         1.16%         1.14%
Net investment income (loss) (f)                   0.28%          (0.06)%         (0.03)%        0.07%        (0.13)%
Waiver                                             0.01%             --              --            --            --
Portfolio turnover rate                              31%             40%             39%           42%           82%
Net assets, end of period (000's)               $   425         $   286         $   442       $    80       $   915

---------------------------------------------------------------------------------------------------------------------

(a)Per share data was calculated using average shares outstanding during the period.
(b)Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.
(c)Total return at net asset value.
(d)Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(e)Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss on an investment not meeting the Fund's investment restrictions. This reimbursement had an impact of less than 0.01% on the Fund's Class Z total return.
(f)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                                        -----------------------
                                                          Columbia Tax-Managed
                                                                   Growth Fund

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Tax-Managed Growth Fund
In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Managed Growth Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2005, and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2005

                   TRUSTEES
                            --------------------------------
                            Columbia Tax-Managed Growth Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
DOUGLAS A. HACKER (Age 49)                     Executive Vice President-Strategy of United Airlines (airline) since
P.O. Box 66100                                 December, 2002 (formerly President of UAL Loyalty Services (airline) from
Chicago, IL 60666                              September, 2001 to December, 2002; Executive Vice President and Chief
Trustee (since 1996)                           Financial Officer of United Airlines from July, 1999 to September, 2001;
                                               Senior Vice President-Finance from March, 1993 to July, 1999). Oversees
                                               86, Nash Finch Company (food distributor)
                                               ---------------------------------------------------------------------------
JANET LANGFORD KELLY (Age 47)                  Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since
9534 W. Gull Lake Drive                        March, 2005; Adjunct Professor of Law, Northwestern University, since
Richland, MI 49083-8530                        September, 2004 (formerly Chief Administrative Officer and Senior Vice
Trustee (since 1996)                           President, Kmart Holding Corporation (consumer goods) from September, 2003 to March, 2004; Executive Vice President-Corporate Development and
                                               Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice
                                               President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September,
                                               1999). Oversees 86, None
                                               ---------------------------------------------------------------------------
RICHARD W. LOWRY (Age 69)                      Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                         Officer, U.S. Plywood Corporation (building products manufacturer)).
Vero Beach, FL 32963                           Oversees 89(3), None
Trustee (since 1995)
                                               ---------------------------------------------------------------------------
CHARLES R. NELSON (Age 62)                     Professor of Economics, University of Washington, since January, 1976;
Department of Economics                        Ford and Louisa Van Voorhis Professor of Political Economy, University of
University of Washington                       Washington, since September, 1993 (formerly Director, Institute for
Seattle, WA 98195                              Economic Research, University of Washington from September, 2001 to June,
Trustee (since 1981)                           2003); Adjunct Professor of Statistics, University of Washington, since
                                               September, 1980; Associate Editor, Journal of Money Credit and Banking,
                                               since September, 1993; consultant on econometric and statistical matters.
                                               Oversees 86, None
                                               ---------------------------------------------------------------------------
JOHN J. NEUHAUSER (Age 63)                     Academic Vice President and Dean of Faculties since August, 1999, Boston
84 College Road                                College (formerly Dean, Boston College School of Management from
Chestnut Hill, MA 02467-3838                   September, 1977 to August, 1999). Oversees 89, Saucony, Inc. (athletic
Trustee (since 1985)                           footwear)
                                               ---------------------------------------------------------------------------



                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

--------------------------------------------------------------------------------
                                              Columbia Tax-Managed Growth Fund

Name, address and age, Position with funds,    Principal occupation(s) during past five years, Number of portfolios in
Year first elected or appointed to office/1/   Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees
PATRICK J. SIMPSON (Age 61)                    Partner, Perkins Coie LLP. (law firm). Oversees 86, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)
                                               ---------------------------------------------------------------------------
THOMAS E. STITZEL (Age 69)                     Business Consultant since 1999 (formerly Professor of Finance from 1975 to
2208 Tawny Woods Place                         1999, College of Business, Boise State University); Chartered Financial
Boise, ID 83706                                Analyst. Oversees 86, None
Trustee (since 1998)
                                               ---------------------------------------------------------------------------
THOMAS C. THEOBALD (Age 68)                    Partner and Senior Advisor, Chicago Growth Partners (private equity
8 Sound Shore Drive,                           investing) since September, 2004 (formerly Managing Director, William
Suite 285                                      Blair Capital Partners (private equity investing) from September, 1994 to
Greenwich, CT 06830                            September, 2004). Oversees 86, Anixter International (network support
Trustee and Chairman                           equipment distributor); Ventas, Inc. (real estate investment trust); Jones
of the Board/4/                                Lang LaSalle (real estate management services) and Ambac Financial Group
                                               (financial guaranty insurance)
                                               ---------------------------------------------------------------------------
ANNE-LEE VERVILLE (Age 60)                     Retired since 1997 (formerly General Manager, Global Education Industry,
359 Stickney Hill Road                         IBM Corporation (computer and technology) from 1994 to 1997). Oversees 86,
Hopkinton, NH 03229                            Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer
Trustee (since 1998)                           and distributor of giftware and collectibles)
                                               ---------------------------------------------------------------------------
RICHARD L. WOOLWORTH (Age 64)                  Retired since December 2003 (formerly Chairman and Chief Executive
100 S.W. Market Street                         Officer, The Regence Group (regional health insurer); Chairman and Chief
#1500                                          Executive Officer, BlueCross BlueShield of Oregon; Certified Public
Portland, OR 97207                             Accountant, Arthur Young & Company). Oversees 86, Northwest Natural Gas
Trustee (since 1991)                           Co. (natural gas service provider)
                                               ---------------------------------------------------------------------------

Interested Trustee
WILLIAM E. MAYER/2/ (Age 65)                   Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                (formerly Partner, Development Capital LLC from November, 1996 to
Suite 3204                                     February, 1999). Oversees 89/3/, Lee Enterprises (print media), WR
New York, NY 10022                             Hambrecht + Co. (financial service provider); Reader's Digest
Trustee (since 1994)                           (publishing); OPENFIELD Solutions (retail industry technology provider)
                                               ---------------------------------------------------------------------------

                                /1/In December 2000, the boards of each of the
                                   former Liberty Funds and former Stein Roe
                                   Funds were combined into one board of
                                   trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L.Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
                                /2/Mr. Mayer is an "interested person" (as
                                   defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
                                /3/Messrs. Lowry, Neuhauser and Mayer also
                                   serve as directors/trustees of the Liberty
                                   All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.
                                /4/Mr. Theobald was appointed as Chairman of
                                   the Board effective December 10, 2003.

                                   The Statement of Additional Information
                                   Includes additional information about the
                                   Trustees of the Funds and is available,
                                   without charge, upon request by calling
                                   800-426-3750.

                   OFFICERS
                            --------------------------------
                            Columbia Tax-Managed Growth Fund

Name, address and age, Position with Columbia
Funds, Year first elected or appointed to office   Principal occupation(s) during past five years

CHRISTOPHER L. WILSON (Age 48)                     Head of Mutual Funds since August, 2004 and Managing Director of the
One Financial Center                               Advisor since September, 2005; President of the Columbia Funds, Liberty
Boston, MA 02111                                   Funds and Stein Roe Funds since October, 2004; President and Chief
President (since 2004)                             Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds since April, 2005; Director of Bank of America Global
                                                   Liquidity Funds, PLC since May, 2005; Director of Banc of America Capital
                                                   Management (Ireland), Limited since May, 2005; Director of FIM Funding,
                                                   Inc. since January, 2005; Senior Vice President of Columbia Management
                                                   Distributors, Inc. since January, 2005; Director of Columbia Management
                                                   Services, Inc. since January, 2005 (formerly Senior Vice President of
                                                   Columbia Management from January, 2005 to August, 2005; Senior Vice
                                                   President of BACAP Distributors LLC from January, 2005 to July, 2005;
                                                   President and Chief Executive Officer, CDC IXIS Asset Management Services,
                                                   Inc. from September, 1998 to August, 2004).
                                                   ---------------------------------------------------------------------------
J. KEVIN CONNAUGHTON (Age 41)                      Treasurer of the Columbia Funds since October, 2003 and of the Liberty
One Financial Center                               Funds, Stein Roe Funds and All-Star Funds since December, 2000; Managing
Boston, MA 02111                                   Director of the Advisor since September, 2005 (formerly Vice President of
Treasurer (since 2000)                             Columbia Management from April, 2003 to August, 2005; President of the
                                                   Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to
                                                   October, 2004; Chief Accounting Officer and Controller of the Liberty
                                                   Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from
                                                   December, 2002 to December, 2004 and President from February, 2004 to
                                                   December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC;
                                                   Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).
                                                   ---------------------------------------------------------------------------
MARY JOAN HOENE (Age 56)                           Senior Vice President and Chief Compliance Officer of the Columbia Funds,
100 Federal Street                                 Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004;
Boston, MA 02110                                   Chief Compliance Officer of the Columbia Management Multi-Strategy Hedge
Senior Vice President and                          Fund, LLC since August; 2004. Chief Compliance Officer of the BACAP
Chief Compliance Officer (since 2004)              Alternative Multi-Strategy Hedge Fund LLC since October 2004 (formerly
                                                   Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004;
                                                   Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December,
                                                   2000; Vice President and Counsel, Equitable Life Assurance Society of the
                                                   United States from April, 1998 to November, 1999).
                                                   ---------------------------------------------------------------------------
MICHAEL G. CLARKE (Age 35)                         Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe
One Financial Center                               Funds and All-Star Funds since October, 2004; Managing Director of the
Boston, MA 02111                                   Advisor since September, 2005 (formerly Controller of the Columbia Funds,
Chief Accounting Officer (since 2004)              Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to
                                                   October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice
                                                   President, Product Strategy & Development of the Liberty Funds and Stein
                                                   Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the
                                                   Liberty Funds, Stein Roe Funds and the All- Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to
                                                   August, 1999).
                                                   ---------------------------------------------------------------------------
JEFFREY R. COLEMAN (Age 35)                        Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and
One Financial Center                               All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS
Boston, MA 02111                                   Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest
Controller (since 2004)                            Funds and Loomis Sayles Funds from February, 2003 to September, 2004;
                                                   Assistant Vice President of CDC IXIS Asset Management Services, Inc. and
                                                   Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February,
                                                   2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).
                                                   ---------------------------------------------------------------------------
R. SCOTT HENDERSON (Age 46)                        Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since
One Financial Center                               December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to
Boston, MA 02111                                   September, 2004; Executive Director and General Counsel, Massachusetts
Secretary (since 2004)                             Pension Reserves Investment Management Board from September, 1997 to
                                                   March, 2001).
                                                   ---------------------------------------------------------------------------

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS
                                               ------------------------------------------------
                                                              Columbia Tax-Managed Growth Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory and sub-advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. The Trustees also consider information about Stein Roe Investment Counsel, which serves as sub-adviser for Columbia Tax-Managed Growth Fund, including the sub-advisory fees paid by the fund and related performance information. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. The Trustees considered not only the advisory services provided by Columbia to the funds, but also the monitoring and oversight services that Columbia provides with respect to the fund, and the sub-advisory services that Stein Roe Investment Counsel provides. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment

--------------------------------------------------------------------------------
                                      Columbia Tax-Managed Growth Fund

professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and reductions of expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank

--------------------------------------------------------------------------------
                                      Columbia Tax-Managed Growth Fund

of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

.. the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

.. the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

.. so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

.. the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

SUMMARY OF MANAGEMENT FEE EVALUATION
BY INDEPENDENT FEE CONSULTANT
                                     ------------------------------------------------
                                                    Columbia Tax-Managed Growth Fund


                   Prepared Pursuant to the February 9, 2005
                          Assurance of Discontinuance
                             between the Office of
                    Attorney General of New York State and
                    Columbia Management Advisors, Inc. and
                       Columbia Funds Distributor, Inc.

                               October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG/1/"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the
.... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d) Profit margins of CMA and its affiliates from supplying such services;

e) Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The

/1/Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

--------------------------------------------------------------------------------
                                      Columbia Tax-Managed Growth Fund

following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Columbia Funds and comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3. I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. Evaluation of the General Process Used to Negotiate the Advisory Contract

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

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--------------------------------------------------------------------------------
                                      Columbia Tax-Managed Growth Fund


I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds.

This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a. 5th Lipper quintile in actual management fee;

b. 5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

f. Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. Findings

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed.

--------------------------------------------------------------------------------
                                      Columbia Tax-Managed Growth Fund


Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4. Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

                COLUMBIA FUNDS
                               --------------------------------
                               Columbia Tax-Managed Growth Fund

------------------------------  ---------------------------------------------------------------------------
                 Growth Funds   Columbia Acorn Fund
                                Columbia Acorn Select
                                Columbia Acorn USA
                                Columbia Growth Stock Fund
                                Columbia Large Cap Growth Fund
                                Columbia Marsico 21st Century Fund
                                Columbia Marsico Focused Equities Fund
                                Columbia Marsico Growth Fund
                                Columbia Marsico Mid Cap Growth Fund
                                Columbia Mid Cap Growth Fund
                                Columbia Small Cap Growth Fund I
                                Columbia Small Cap Growth Fund II
                                Columbia Small Company Equity Fund
                                Columbia Tax-Managed Growth Fund
                                ---------------------------------------------------------------------------
                   Core Funds   Columbia Common Stock Fund
                                Columbia Large Cap Core Fund
                                Columbia Small Cap Core Fund
                                Columbia Young Investor Fund
                                ---------------------------------------------------------------------------
                  Value Funds   Columbia Disciplined Value Fund
                                Columbia Dividend Income Fund
                                Columbia Large Cap Value Fund
                                Columbia Mid Cap Value Fund
                                Columbia Small Cap Value Fund I
                                Columbia Small Cap Value Fund II
                                Columbia Strategic Investor
                                ---------------------------------------------------------------------------
Asset Allocation/Hybrid Funds   Columbia Asset Allocation Fund
                                Columbia Asset Allocation Fund II
                                Columbia Balanced Fund
                                Columbia Liberty Fund
                                Columbia LifeGoal(TM) Balanced Growth Portfolio
                                Columbia LifeGoal(TM) Growth Portfolio
                                Columbia LifeGoal(TM) Income Portfolio
                                Columbia LifeGoal(TM) Income and Growth Portfolio
                                Columbia Thermostat Fund
                                ---------------------------------------------------------------------------
                  Index Funds   Columbia Large Cap Enhanced Core Fund
                                Columbia Large Cap Index Fund
                                Columbia Mid Cap Index Fund
                                Columbia Small Cap Index Fund
                                ---------------------------------------------------------------------------
              Specialty Funds   Columbia Convertible Securities Fund
                                Columbia Real Estate Equity Fund
                                Columbia Technology Fund
                                Columbia Utilities Fund
                                ---------------------------------------------------------------------------
   Global/International Funds   Columbia Acorn International
                                Columbia Acorn International Select
                                Columbia Global Value Fund
                                Columbia Greater China Fund
                                Columbia International Stock Fund
                                Columbia International Value Fund
                                Columbia Marsico International Opportunities Fund
                                Columbia Multi-Advisor International Equity Fund
                                Columbia World Equity Fund

                        --------------------------------
                        Columbia Tax-Managed Growth Fund

----------------------  ---------------------------------------------------------------------------
   Taxable Bond Funds   Columbia Conservative High Yield Fund
                        Columbia Core Bond Fund
                        Columbia Federal Securities Fund
                        Columbia High Income Fund
                        Columbia High Yield Opportunity Fund
                        Columbia Income Fund
                        Columbia Intermediate Bond Fund
                        Columbia Intermediate Core Bond Fund
                        Columbia Short Term Bond Fund
                        Columbia Strategic Income Fund
                        Columbia Total Return Bond
                        Columbia U.S. Treasury Index Fund
                        ---------------------------------------------------------------------------
Tax-Exempt Bond Funds   Columbia California Tax-Exempt Fund
                        Columbia CA Intermediate Municipal Bond Fund
                        Columbia Connecticut Tax-Exempt Fund
                        Columbia CT Intermediate Municipal Bond Fund
                        Columbia FL Intermediate Municipal Bond Fund
                        Columbia GA Intermediate Municipal Bond Fund
                        Columbia High Yield Municipal Fund
                        Columbia Intermediate Municipal Bond Fund
                        Columbia MA Intermediate Municipal Bond Fund
                        Columbia Massachusetts Tax-Exempt Fund
                        Columbia MD Intermediate Municipal Bond Fund
                        Columbia Municipal Income Fund
                        Columbia NC Intermediate Municipal Bond Fund
                        Columbia New York Tax-Exempt Fund
                        Columbia NJ Intermediate Municipal Bond Fund
                        Columbia NY Intermediate Municipal Bond Fund
                        Columbia OR Intermediate Municipal Bond Fund
                        Columbia RI Intermediate Municipal Bond Fund
                        Columbia SC Intermediate Municipal Bond Fund
                        Columbia Short Term Municipal Bond Fund
                        Columbia Tax-Exempt Fund
                        Columbia Tax-Exempt Insured Fund
                        Columbia TX Intermediate Municipal Bond Fund
                        Columbia VA Intermediate Municipal Bond Fund
                        ---------------------------------------------------------------------------
   Money Market Funds   Columbia Cash Reserves
                        Columbia CA Tax-Exempt Reserves
                        Columbia Government Reserves
                        Columbia Government Plus Reserves
                        Columbia MA Municipal Reserves
                        Columbia Money Market Reserves
                        Columbia Municipal Reserves
                        Columbia NY Tax-Exempt Reserves
                        Columbia Prime Reserves
                        Columbia Tax-Exempt Reserves
                        Columbia Treasury Reserves

                                   For complete product information on any
                                   Columbia fund, visit our website at
                                   www.columbiafunds.com.
                                   Columbia Management is the primary
                                   investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A, merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

    IMPORTANT INFORMATION ABOUT THIS REPORT
                                            --------------------------------
                                            Columbia Tax-Managed Growth Fund

Transfer Agent
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Managed Growth Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the fund's proxy voting policies and procedures is available
(i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended
June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.



Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A, merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

[LOGO] eDelivery

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Tax-Managed Growth Fund Annual Report, October 31, 2005
                                                                      PRSRT STD
                                                                   U.S. Postage
                                                                           PAID
                                                                  Holliston, MA
                                                                  Permit NO. 20

Columbia Management(R)

(C) 2005 Columbia Management Distributors, Inc.
One Financial Center, Boston, MA 02111-2621
800.345.6611 www.columbiafunds.com

[GRAPHIC]

COLUMBIA CALIFORNIA TAX-EXEMPT FUND

ANNUAL REPORT

OCTOBER 31,2005



TABLE OF CONTENTS

PERFORMANCE INFORMATION                                                             1

FUND PROFILE                                                                        2

UNDERSTANDING YOUR EXPENSES                                                         3

ECONOMIC UPDATE                                                                     4

PORTFOLIO MANAGER'S REPORT                                                          5

FINANCIAL STATEMENTS                                                                7

   INVESTMENT PORTFOLIO                                                             8

   STATEMENT OF ASSETS AND LIABILITIES                                             28

   STATEMENT OF OPERATIONS                                                         29

   STATEMENT OF CHANGES IN NET ASSETS                                              30

   NOTES TO FINANCIAL STATEMENTS                                                   32

   FINANCIAL HIGHLIGHTS                                                            39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                            43

UNAUDITED INFORMATION                                                              44

TRUSTEES                                                                           45

OFFICERS                                                                           47

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS                 48

SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT                 51

COLUMBIA FUNDS                                                                     55

IMPORTANT INFORMATION ABOUT THIS REPORT                                            57


The views expressed in the President's Message and Portfolio Manager's
Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

 NOT FDIC    MAY LOSE VALUE
 INSURED  -------------------
           NO BANK GUARANTEE

PRESIDENT'S MESSAGE

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

[PHOTO OF CHRISTOPHER L. WILSON]

DEAR SHAREHOLDER:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have integrated various components of Nations Funds, Galaxy Funds and Columbia Funds, resulting in a single fund family under the Columbia name that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products, but also to enhance the breadth and availability of our services. In addition to expanding the level of services available to the funds, portfolio managers and shareholders, we have been able to achieve significant cost savings for the funds by aggregating our business.

In September, we made major inroads in the initiative to streamline our product offerings. This included merging several funds and renaming Nations Funds as Columbia Funds, as well as consolidating the Nations and Columbia web sites. Over the summer, we completed the service provider consolidation for shareholder servicing. As we work to complete the remaining product and service provider consolidations by the end of 2005, we remain committed to building a mutual fund business that helps you meet, and hopefully exceed, your personal financial goals. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continually earned and will remain focused on producing results for you. We will continue to strive for the highest standards of performance and service excellence.

All of these efforts have been undertaken to enable you, as a shareholder, to benefit from the execution of a consolidated business plan. We believe a more streamlined fund family with consistent performance and lower fees will provide the best opportunity for investment growth. We also believe that providing more robust services to you through multiple channels (Web, phones, voice response) will be beneficial to you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund manager on key factors that influenced performance. We encourage you to read the manager report carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your financial goals on target in the years to come.

Sincerely,

/s/ Christopher L. Wilson
Christopher L. Wilson
President, Columbia Funds
Head of Mutual Funds, Columbia Management

Christopher L.Wilson is Head of Mutual Funds for Columbia Management and responsible for the day-to-day delivery of mutual fund services to the firm's investors. Working closely with the legal and compliance teams, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. As President and CEO of Columbia Funds (formerly Nations, Galaxy and Columbia Funds), Chris serves as the primary interface to the Fund Boards. Chris joined Bank of America in 2004.



PERFORMANCE INFORMATION

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

[CHART]

GROWTH OF A $10,000 INVESTMENT 11/01/95 - 10/31/05

                    CLASS A SHARES            CLASS A SHARES          LEHMAN BROTHERS MUNICIPAL
                 WITHOUT SALES CHARGE        WITH SALES CHARGE               BOND INDEX
 11/1/1995              $ 10,000                  $  9,525                     $ 10,000
11/30/1995              $ 10,262                  $  9,775                     $ 10,166
12/31/1995              $ 10,402                  $  9,907                     $ 10,264
 1/31/1996              $ 10,445                  $  9,949                     $ 10,342
 2/29/1996              $ 10,337                  $  9,846                     $ 10,271
 3/31/1996              $ 10,172                  $  9,689                     $ 10,140
 4/30/1996              $ 10,147                  $  9,665                     $ 10,111
 5/31/1996              $ 10,149                  $  9,667                     $ 10,107
 6/30/1996              $ 10,264                  $  9,776                     $ 10,218
 7/31/1996              $ 10,365                  $  9,873                     $ 10,309
 8/31/1996              $ 10,387                  $  9,894                     $ 10,307
 9/30/1996              $ 10,546                  $ 10,045                     $ 10,452
10/31/1996              $ 10,648                  $ 10,142                     $ 10,570
11/30/1996              $ 10,866                  $ 10,350                     $ 10,763
12/31/1996              $ 10,783                  $ 10,271                     $ 10,718
 1/31/1997              $ 10,756                  $ 10,245                     $ 10,738
 2/28/1997              $ 10,860                  $ 10,344                     $ 10,837
 3/31/1997              $ 10,686                  $ 10,179                     $ 10,693
 4/30/1997              $ 10,762                  $ 10,251                     $ 10,783
 5/31/1997              $ 10,956                  $ 10,436                     $ 10,946
 6/30/1997              $ 11,076                  $ 10,550                     $ 11,063
 7/31/1997              $ 11,467                  $ 10,923                     $ 11,369
 8/31/1997              $ 11,289                  $ 10,752                     $ 11,262
 9/30/1997              $ 11,455                  $ 10,910                     $ 11,396
10/31/1997              $ 11,530                  $ 10,982                     $ 11,469
11/30/1997              $ 11,606                  $ 11,055                     $ 11,537
12/31/1997              $ 11,820                  $ 11,258                     $ 11,705
 1/31/1998              $ 11,944                  $ 11,377                     $ 11,826
 2/28/1998              $ 11,913                  $ 11,347                     $ 11,830
 3/31/1998              $ 11,912                  $ 11,346                     $ 11,840
 4/30/1998              $ 11,787                  $ 11,227                     $ 11,787
 5/31/1998              $ 12,036                  $ 11,465                     $ 11,973
 6/30/1998              $ 12,083                  $ 11,509                     $ 12,020
 7/31/1998              $ 12,104                  $ 11,529                     $ 12,050
 8/31/1998              $ 12,342                  $ 11,756                     $ 12,237
 9/30/1998              $ 12,565                  $ 11,968                     $ 12,390
10/31/1998              $ 12,469                  $ 11,877                     $ 12,390
11/30/1998              $ 12,531                  $ 11,936                     $ 12,433
12/31/1998              $ 12,528                  $ 11,933                     $ 12,464
 1/31/1999              $ 12,688                  $ 12,085                     $ 12,612
 2/28/1999              $ 12,600                  $ 12,002                     $ 12,557
 3/31/1999              $ 12,600                  $ 12,002                     $ 12,575
 4/30/1999              $ 12,646                  $ 12,045                     $ 12,606
 5/31/1999              $ 12,528                  $ 11,933                     $ 12,533
 6/30/1999              $ 12,308                  $ 11,723                     $ 12,352
 7/31/1999              $ 12,351                  $ 11,764                     $ 12,397
 8/31/1999              $ 12,198                  $ 11,618                     $ 12,298
 9/30/1999              $ 12,178                  $ 11,600                     $ 12,303
10/31/1999              $ 11,958                  $ 11,390                     $ 12,170
11/30/1999              $ 12,108                  $ 11,533                     $ 12,299
12/31/1999              $ 11,987                  $ 11,418                     $ 12,206
 1/31/2000              $ 11,935                  $ 11,368                     $ 12,153
 2/29/2000              $ 12,137                  $ 11,561                     $ 12,294
 3/31/2000              $ 12,485                  $ 11,892                     $ 12,562
 4/30/2000              $ 12,377                  $ 11,789                     $ 12,488
 5/31/2000              $ 12,325                  $ 11,740                     $ 12,423
 6/30/2000              $ 12,709                  $ 12,105                     $ 12,752
 7/31/2000              $ 12,921                  $ 12,307                     $ 12,929
 8/31/2000              $ 13,239                  $ 12,610                     $ 13,128
 9/30/2000              $ 13,130                  $ 12,506                     $ 13,060
10/31/2000              $ 13,290                  $ 12,659                     $ 13,202
11/30/2000              $ 13,412                  $ 12,775                     $ 13,303
12/31/2000              $ 13,836                  $ 13,179                     $ 13,631
 1/31/2001              $ 13,907                  $ 13,246                     $ 13,766
 2/28/2001              $ 13,937                  $ 13,275                     $ 13,810
 3/31/2001              $ 14,011                  $ 13,346                     $ 13,935
 4/30/2001              $ 13,675                  $ 13,026                     $ 13,784
 5/31/2001              $ 13,861                  $ 13,203                     $ 13,933
 6/30/2001              $ 13,969                  $ 13,306                     $ 14,026
 7/31/2001              $ 14,225                  $ 13,549                     $ 14,234
 8/31/2001              $ 14,630                  $ 13,935                     $ 14,469
 9/30/2001              $ 14,518                  $ 13,828                     $ 14,420
10/31/2001              $ 14,719                  $ 14,020                     $ 14,591
11/30/2001              $ 14,510                  $ 13,821                     $ 14,469
12/31/2001              $ 14,316                  $ 13,636                     $ 14,331
 1/31/2002              $ 14,561                  $ 13,869                     $ 14,579
 2/28/2002              $ 14,767                  $ 14,066                     $ 14,754
 3/31/2002              $ 14,282                  $ 13,603                     $ 14,465
 4/30/2002              $ 14,626                  $ 13,931                     $ 14,747
 5/31/2002              $ 14,776                  $ 14,075                     $ 14,837
 6/30/2002              $ 14,889                  $ 14,182                     $ 14,994
 7/31/2002              $ 15,041                  $ 14,326                     $ 15,188
 8/31/2002              $ 15,292                  $ 14,565                     $ 15,370
 9/30/2002              $ 15,738                  $ 14,991                     $ 15,706
10/31/2002              $ 15,217                  $ 14,495                     $ 15,446
11/30/2002              $ 15,131                  $ 14,412                     $ 15,381
12/31/2002              $ 15,542                  $ 14,804                     $ 15,705
 1/31/2003              $ 15,354                  $ 14,625                     $ 15,666
 2/28/2003              $ 15,689                  $ 14,944                     $ 15,885
 3/31/2003              $ 15,640                  $ 14,897                     $ 15,895
 4/30/2003              $ 15,814                  $ 15,063                     $ 16,000
 5/31/2003              $ 16,396                  $ 15,617                     $ 16,374
 6/30/2003              $ 16,184                  $ 15,416                     $ 16,305
 7/31/2003              $ 15,254                  $ 14,529                     $ 15,735
 8/31/2003              $ 15,449                  $ 14,715                     $ 15,853
 9/30/2003              $ 16,139                  $ 15,373                     $ 16,319
10/31/2003              $ 15,964                  $ 15,205                     $ 16,237
11/30/2003              $ 16,201                  $ 15,432                     $ 16,406
12/31/2003              $ 16,338                  $ 15,561                     $ 16,542
 1/31/2004              $ 16,391                  $ 15,613                     $ 16,637
 2/29/2004              $ 16,744                  $ 15,949                     $ 16,886
 3/31/2004              $ 16,561                  $ 15,775                     $ 16,827
 4/30/2004              $ 16,035                  $ 15,273                     $ 16,428
 5/31/2004              $ 15,980                  $ 15,221                     $ 16,369
 6/30/2004              $ 16,078                  $ 15,314                     $ 16,428
 7/31/2004              $ 16,373                  $ 15,596                     $ 16,645
 8/31/2004              $ 16,780                  $ 15,983                     $ 16,978
 9/30/2004              $ 16,880                  $ 16,078                     $ 17,068
10/31/2004              $ 17,051                  $ 16,241                     $ 17,215
11/30/2004              $ 16,821                  $ 16,022                     $ 17,073
12/31/2004              $ 17,076                  $ 16,265                     $ 17,282
 1/31/2005              $ 17,288                  $ 16,467                     $ 17,442
 2/28/2005              $ 17,167                  $ 16,351                     $ 17,385
 3/31/2005              $ 16,957                  $ 16,152                     $ 17,275
 4/30/2005              $ 17,373                  $ 16,548                     $ 17,548
 5/31/2005              $ 17,543                  $ 16,710                     $ 17,673
 6/30/2005              $ 17,668                  $ 16,829                     $ 17,782
 7/31/2005              $ 17,521                  $ 16,689                     $ 17,702
 8/31/2005              $ 17,784                  $ 16,939                     $ 17,881
 9/30/2005              $ 17,547                  $ 16,714                     $ 17,761
10/31/2005              $ 17,395                  $ 16,569                     $ 17,652

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia California Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/05 (%)

  SHARE CLASS                 A                 B                C             Z
  ----------------------------------------------------------------------------------
  INCEPTION               06/16/86          08/04/92          08/01/97      09/19/05
  ----------------------------------------------------------------------------------
  SALES CHARGE         WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
  ----------------------------------------------------------------------------------
  1-year                 2.05    -2.80     1.29    -3.61     1.59     0.61     2.08
  5-year                 5.53     4.51     4.75     4.42     5.06     5.06     5.54
  10-year                5.69     5.18     4.91     4.91     5.17     5.17     5.70

AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)

  SHARE CLASS                 A                 B                 C             Z
  ----------------------------------------------------------------------------------
  SALES CHARGE         WITHOUT   WITH    WITHOUT   WITH    WITHOUT   WITH    WITHOUT
  ----------------------------------------------------------------------------------
  1-year                 3.94    -0.99     3.17    -1.82     3.48     2.48     3.95
  5-year                 5.97     4.94     5.18     4.85     5.49     5.49     5.97
  10-year                6.05     5.53     5.26     5.26     5.51     5.51     6.05

THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER. ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO 12b-1 FEES. CLASS Z SHARES HAVE LIMITED ELIGIBILITY AND THE INVESTMENT MINIMUM REQUIREMENT MAY VARY. PLEASE SEE THE FUND'S PROSPECTUS FOR DETAILS. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND THE FEES ASSOCIATED WITH EACH CLASS.

Class C and class Z are newer classes of shares. Class C performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class Z performance information consists of returns of the fund's class A shares (the oldest existing fund class). These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class A shares and the class Z shares. The class A share returns have been adjusted to take into account the fact that class Z shares are sold without sales charges. If differences in expenses had been reflected, the returns shown would have been higher, since class Z shares are not subject to any Rule 12b-1 fees. Class A shares were initially offered on June 16, 1986, class B shares were initially offered on August 4, 1992, class C shares were initially offered on August 1, 1997, and class Z shares were initially offered on September 19, 2005.

[SIDENOTE]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

PERFORMANCE OF A $10,000 INVESTMENT 11/01/95 - 10/31/05($)

  SALES CHARGE    WITHOUT      WITH
  ----------------------------------
  CLASS A         17,395      16,569
  CLASS B         16,146      16,146
  CLASS C         16,547      16,547
  CLASS Z         17,400         N/A

FUND PROFILE

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed, and the composition of its portfolio will change over time.

QUALITY BREAKDOWN AS OF 10/31/05 (%)

  AAA                          66.5
  AA                            7.0
  A                             9.4
  BBB                          10.6
  BB                            0.3
  Non-rated                     4.2
  Cash equivalent               2.0

TOP 5 SECTORS AS OF 10/31/05 (%)

  Local general obligations    16.0
  Refunded/escrowed            14.5
  Special property tax         13.8
  Water & sewer                 8.2
  State general obligations     6.8

MATURITY BREAKDOWN AS OF 10/31/05 (%)

  0-1 years                     1.0
  1-3 years                     1.7
  3-5 years                     2.6
  5-7 years                     4.5
  7-10 years                   18.9
  10-15 years                  28.4
  15-20 years                  17.4
  20-25 years                  11.8
  25 years and over            11.7
  Cash equivalent               2.0

Sector breakdowns are calculated as a percentage of net assets. Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[SIDENOTE]

SUMMARY

- FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2005, THE FUND'S CLASS A SHARES RETURNED 2.05% WITHOUT SALES CHARGE.

-    BONDS OF LOWER QUALITY AND LONGER MATURITIES LED OVER THIS REPORTING PERIOD

- WE BELIEVE THAT THE FUND'S FOCUS ON HIGHER QUALITY AND INTERMEDIATE MATURITIES HELD BACK PERFORMANCE RELATIVE TO ITS LIPPER PEER GROUP

                       LEHMAN BROTHERS
                       MUNICIPAL BOND
   CLASS A SHARES           INDEX
        2.05%               2.54%

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. It is unmanaged and unavailable for investment.

                                    OBJECTIVE

 Seeks as high a level of after-tax total return, as is consistent with prudent risk.

                                TOTAL NET ASSETS

                                 $468.9 million

MANAGEMENT STYLE

           FIXED INCOME MATURITY
         SHORT     INTERM.   LONG
QUALITY
HIGH                         X
MED
LOW

UNDERSTANDING YOUR EXPENSES

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

05/01/05 - 10/31/05

              ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID
           BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)      DURING THE PERIOD ($)     FUND'S ANNUALIZED
             ACTUAL     HYPOTHETICAL      ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL     EXPENSE RATIO (%)
  Class A   1,000.00      1,000.00       1,001.61      1,020.72       4.49         4.53                0.89
  Class B   1,000.00      1,000.00         997.78      1,016.94       8.26         8.34                1.64
  Class C   1,000.00      1,000.00         999.29      1,018.45       6.75         6.82                1.34
  Class Z   1,000.00      1,000.00       1,001.91      1,022.28       0.75         2.96                0.58

Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent and distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[SIDENOTE]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

- For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

- For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1. Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2. In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

ECONOMIC UPDATE

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

Despite two catastrophic hurricanes, record energy prices and rising interest rates, the US economy moved ahead at a healthy pace during the 12-month period that began November 1, 2004 and ended October 31, 2005. Gross domestic product
(GDP) expanded at an annualized rate of 3.6% as overall job growth helped buoy consumer spending and rising profits boosted business spending. Employment data was solid, even in light of Hurricanes Katrina and Rita. The economy added an average of 158,000 new jobs each month over the 12-month period, despite the loss of 8,000 jobs in September as a direct result of the Gulf Coast floods. In fact, the actual number of jobs lost was a fraction of an earlier estimate--and considerably lower than originally expected.

Energy prices weighed on economic growth as the period wore on. The first signs of relief came in September as the price of crude oil retreated from a record high of $69.81 a barrel. However, signs of slower growth had already cropped up in retail spending and industrial activity. Consumer confidence readings dipped in July, fell sharply in September and slipped again in October, according to the Conference Board. The decline was generally attributed to the recent hurricanes, expectations of a weakening labor market and sticker shock at the pump and at the season's first delivery of home heating oil.

Despite these setbacks, the latest data on the economy suggests that it has retained its vigor. Although the pace slowed in September, manufacturing activity remained strong, and business activity in non-manufacturing industries continued to expand. With the assistance from insurance funds, federal monies and charitable contributions, the Gulf region is on track to rebuild, which could send a positive ripple throughout the national economy.

BONDS DELIVERED MODEST GAINS

The US bond market delivered positive but modest returns as short-term interest rates rose steadily throughout the period and long-term rates edged higher in the final months of the period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.6%--approximately one-half percentage point higher than where it started.

In this environment, the Lehman Brothers Aggregate Bond Index returned 1.13% for the 12-month period. High-yield bonds led the fixed income markets despite a setback in the spring, when GM and Ford bonds were downgraded, and again, near the end of the period, as investors appeared to grow more cautious about risk. The Merrill Lynch US High Yield, Cash Pay Index returned 3.96%.

SHORT-TERM INTEREST RATES MOVED HIGHER

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.75% to 3.75% in eight quarter-point steps during the 12-month period(1). In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, Fed chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth and we believe that the Fed is likely to continue to raise short-term interest rates into the first half of 2006.

DESPITE VOLATILITY, STOCKS MOVED AHEAD

The S&P 500 Index--a broad measure of large company stock market performance--returned 8.72% for this reporting period. The gain masked considerable volatility, which led stocks on a roller coaster ride in response to national and economic events. Early in the period, the presidential election buoyed the stock market. Later in the period, the economy's resilience gave stocks reasons to rally again. These rallies, however, were interrupted by declines linked to higher energy prices and interest rates, weakening consumer confidence and dire predictions about the economic impact of the twin storms. Small- and mid-cap stocks outperformed large-cap stocks. Value stocks led growth stocks except among small caps, where growth gained a small advantage over value.

Foreign stock markets outperformed the broad US market. The MSCI EAFE Index, which measures stock market performance in developed markets outside the United States, returned 18.09% for the 12-month period.(2)

(1)  The federal funds rate was raised to 4.0% on November 1, 2005.

(2) The MSCI EAFE Index is an unmanaged market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

[SIDENOTE]

SUMMARY:

FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2005

- INVESTMENT-GRADE BONDS CHALKED UP MODEST GAINS AS MEASURED BY THE LEHMAN BROTHERS AGGREGATE BOND INDEX. HIGH-YIELD BONDS LED THE FIXED INCOME MARKETS, AS MEASURED BY THE MERRILL LYNCH US HIGH YIELD, CASH PAY INDEX.

    LEHMAN INDEX    MERRILL LYNCH INDEX
        1.13%               3.96%

- DESPITE BOUTS OF VOLATILITY, THE BROAD STOCK MARKET GENERATED A SOLID RETURN FOR THE PERIOD. THE S&P 500 INDEX RETURNED 8.72%. AS THE ECONOMY EXPANDED, MID-CAP VALUE STOCKS WERE THE MARKET'S STRONGEST PERFORMERS, AS MEASURED BY THE RUSSELL MIDCAP VALUE INDEX.

    S&P 500 INDEX      RUSSELL INDEX
        8.72%              19.50%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated non-convertible investment grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

The Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

PORTFOLIO MANAGER'S REPORT

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

For the 12-month period ended October 31, 2005, Columbia California Tax-Exempt Fund class A shares returned 2.05% without sales charge. That was less than the 2.54% return of the Lehman Brothers Municipal Bond Index and the 2.93% average return of the fund's peer group, the Lipper California Municipal Debt Funds Category.(3) Expenses generally accounted for some of the performance difference between the fund and the index. The fund incurs management and operational expenses, which the index does not incur. We believe the fund had less exposure to longer-term bonds and lower quality bonds than most of its peer group. Bonds in those categories outperformed bonds with intermediate maturities and issues with higher quality ratings, helping to account for the fund's performance shortfall.

HIGHER SHORT-TERM RATES PRESSURED INTERMEDIATE-TERM ISSUES

Because we expected economic growth to slow somewhat and the Fed to near the end of its cycle of short-term interest rate hikes, we emphasized bonds that we thought would be the beneficiaries of that scenario: bonds in the 5-20 year maturity range. However, economic growth remained strong, despite two natural disasters and rising energy prices, and the Federal Reserve Board continued to raise short-term interest rates throughout the period. As a result, the segment of the municipal market that we emphasized came under relative pressure and the fund's positioning detracted from performance.

CALIFORNIA'S ECONOMY CONTINUED TO MEND

California's rebound from the technology meltdown of the early 2000s continued during the period. Economic activity quickened in 2004, accelerating job creation and boosting household incomes. Hiring strengthened across the state, with technology firms expanding in the north and solid growth in the entertainment, trade and aerospace industries occurring farther south. As a result, California's unemployment rate shrunk to its lowest monthly level since the technology boom years.

State tax revenues tracked the recovery. But despite these positive indicators, California has a lower debt rating than any other state in the country--single
A. The rating agencies' assessment reflects frequent budget shortfalls complicated by the state's frequent ballot referenda. These citizen initiatives have had unpredictable effects on the state's economy and are out of the legislature's hands.

To earn higher marks from the bond-rating agencies, we believe that California will have to stick with its current program of spending restraint and end its use of non-recurring revenues as budget-balancing tools. Recognizing that debt reduction is also critical to the state's fiscal health, the legislature has pledged significant resources toward paying down debt.

LOOKING AHEAD

In California, as elsewhere in the United States, we believe that higher energy prices at home and at the pump are likely to eat into consumer spending at a time when debts are high and translate into slower economic growth. We have positioned the portfolio for that likelihood, expecting yields on the intermediate-term bonds that have been a focus of the fund to stabilize or even decline. However, we may reassess our strategy if the economy maintains its current rate of growth or accelerates or if inflation begins to move meaningfully higher.

(3) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[SIDENOTE]

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PLEASE VISIT www.columbiafunds.com FOR DAILY AND MOST RECENT MONTH-END PERFORMANCE UPDATES.

NET ASSET VALUE PER SHARE AS OF 10/31/05 ($)

  Class A                       7.59
  Class B                       7.59
  Class C                       7.59
  Class Z                       7.59

DISTRIBUTIONS DECLARED PER SHARE 11/01/04 - 10/31/05 ($)

  Class A                       0.31
  Class B                       0.25
  Class C                       0.27
  Class Z*                      0.04

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.

* Distribution declared for period 9/15/05 to 10/31/05.

SEC yields as of 10/31/05 (%)

  Class A                       3.64
  Class B                       3.07
  Class C                       3.37
  Class Z                       4.04

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

TAXABLE-EQUIVALENT SEC YIELDS AS OF 10/31/05 (%)

  Class A                       6.17
  Class B                       5.20
  Class C                       5.71
  Class Z                       6.85

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

ABOUT YOUR FUND

On September 16, 2005, shareholders approved a proposal to reorganize Nations California Municipal Bond Fund into Columbia California Tax-Exempt Fund and the merger was completed. The merger approximately doubled the Fund's assets and reduced the Fund's duration.

[PHOTO OF GARY SWAYZE]

Gary Swayze has managed Columbia California Tax-Exempt Fund since October 1997 and has been with the advisor or its predecessors or affiliate organizations since 1997.

/s/ Gary Swayze

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

[SIDENOTE]

WE HAVE POSITIONED THE PORTFOLIO WITH THE EXPECTATION THAT YIELDS ON INTERMEDIATE-TERM BONDS COULD STABILIZE OR EVEN DECLINE.

FINANCIAL STATEMENTS
OCTOBER 31, 2005

                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

                      INVESTMENT PORTFOLIO        The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of
                                                  concentration and diversification.

       STATEMENT OF ASSETS AND LIABILITIES        This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

                   STATEMENT OF OPERATIONS        This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of
                                                  Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

        STATEMENT OF CHANGES IN NET ASSETS        This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. The Statement of Changes in Net Assets also details changes in the number of shares outstanding.

             NOTES TO FINANCIAL STATEMENTS        These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

                      FINANCIAL HIGHLIGHTS        The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

INVESTMENT PORTFOLIO
OCTOBER 31, 2005                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                          PAR ($)         VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - 96.7%

EDUCATION - 2.9%

EDUCATION - 2.5%

         CA EDUCATIONAL FACILITIES AUTHORITY   California College of Arts, Series 2005:
                                                   5.000% 06/01/26                                      1,000,000         1,007,530
                                                   5.000% 06/01/35                                      1,500,000         1,481,670
                                               Loyola Marymount University, Series 2001,
                                                 Insured: MBIA
                                                   (a) 10/01/15                                         1,265,000           818,796
                                               Pooled College & University Projects:
                                                 Series 1999 B,
                                                   5.250% 04/01/24                                      1,000,000         1,010,750
                                                 Series 2000 B,
                                                   6.625% 06/01/20                                      1,000,000         1,088,520
                                               University of Southern California, Series 2003 A,
                                                   5.000% 10/01/33                                      2,500,000         2,565,300

                       CA PUBLIC WORKS BOARD   Series 2005 D,
                                                   5.000% 05/01/20                                      1,505,000         1,573,312

                    CA STATEWIDE COMMUNITIES   San Francisco Art Institute, Series 2002,
                       DEVELOPMENT AUTHORITY       7.375% 04/01/32                                      2,000,000         2,055,960

                                                                                                  Education Total        11,601,838

PREP SCHOOL - 0.4%

                    CA STATEWIDE COMMUNITIES   Crossroads School of Arts & Sciences, Series 1998,
                       DEVELOPMENT AUTHORITY       6.000% 08/01/28 (b)                                  1,790,000         1,850,932

                                                                                                Prep School Total         1,850,932
                                                                                                                      -------------
                                                                                                  EDUCATION TOTAL        13,452,770

HEALTH CARE - 5.2%

CONTINUING CARE RETIREMENT - 1.8%

               CA ABAG FINANCE AUTHORITY FOR   Channing House, Series 1999,
                            NONPROFIT CORPS.       5.375% 02/15/19                                      1,700,000         1,763,036
                                               Eskaton Gold River Lodge, Series 1998,
                                                   6.375% 11/15/28 (b)                                  1,400,000         1,474,872

                  CA RIVERSIDE COUNTY PUBLIC   Air Force Village West, Inc., Series 1999,
                         FINANCING AUTHORITY       5.750% 05/15/19                                      2,000,000         2,071,160

                    CA STATEWIDE COMMUNITIES   Eskaton Village - Grass Valley, Series 2000,
                       DEVELOPMENT AUTHORITY       8.250% 11/15/31 (b)                                  2,470,000         2,792,977

                                                                                 Continuing Care Retirement Total         8,102,045

HOSPITALS - 3.4%

               CA ABAG FINANCE AUTHORITY FOR   San Diego Hospital Association:
                            NONPROFIT CORPS.     Series 2001 A,
                                                   6.125% 08/15/20                                      1,250,000         1,346,725
                                                 Series 2003 C,
                                                   5.375% 03/01/21                                      1,000,000         1,041,830

See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)         VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HEALTH CARE - (CONTINUED)

HOSPITALS - (CONTINUED)

    CA HEALTH FACILITIES FINANCING AUTHORITY   Catholic Healthcare West, Series 2004 I,
                                                   4.950% 07/01/26 (c)                                  1,000,000         1,039,580
                                               Cedars-Sinai Medical Centre, Series 2005,
                                                   5.000% 11/15/27                                      1,500,000         1,517,685
                                               Stanford Hospital & Clinics, Series 2003 A,
                                                   5.000% 11/15/12                                        500,000           531,035

                CA INFRASTRUCTURE & ECONOMIC   Kaiser Assistance Corp., Series 2001 A,
                            DEVELOPMENT BANK       5.550% 08/01/31                                      2,500,000         2,608,775

                      CA LOMA LINDA HOSPITAL   Loma Linda University Medical Center, Series 2005 A,
                                                   5.000% 12/01/22                                      1,250,000         1,265,763

                    CA STATEWIDE COMMUNITIES   Catholic Healthcare West, Series 1999,
                       DEVELOPMENT AUTHORITY       6.500% 07/01/20                                      1,500,000         1,713,570
                                               COP, Sutter Health, Series 1999,
                                                 Insured: FSA
                                                   5.500% 08/15/19                                      1,835,000         1,976,772

                        CA TORRANCE HOSPITAL   Torrance Memorial Medical Center, Series 2001 A,
                                                   5.500% 06/01/31                                      1,000,000         1,036,790

               CA TRI-CITY HOSPITAL DISTRICT   Series 1991,
                                                 Insured: MBIA
                                                   6.000% 02/01/22                                      1,000,000         1,007,140

                  CA TURLOCK HEALTH FACILITY   Emanuel Medical Center, Inc., Series 2004,
                                                   5.000% 10/15/13                                        940,000           966,433

                                                                                                  Hospitals Total        16,052,098
                                                                                                                      -------------
                                                                                                HEALTH CARE TOTAL        24,154,143

HOUSING - 4.5%

MULTI-FAMILY - 4.2%

               CA ABAG FINANCE AUTHORITY FOR   Northbay Properties II LP, Series 2000 A, AMT,
                            NONPROFIT CORPS.       6.400% 08/15/30 (c)                                  2,000,000         2,116,820
                                               Winterland San Francisco Partners LP, Series 2000 B,
                                                   6.250% 08/15/30 (c)                                  2,000,000         2,118,200

            CA DALY CITY HOUSING DEVELOPMENT   Linc Franciscan LP, Series 2002 A,
                              FINANCE AGENCY       5.850% 12/15/32                                      2,000,000         2,188,380

                   CA HOUSING FINANCE AGENCY   Series 1992 B-II,
                                                   6.700% 08/01/15                                      1,095,000         1,102,654

                                 See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)         VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

HOUSING - (CONTINUED)

MULTI-FAMILY - (CONTINUED)

                    CA STATEWIDE COMMUNITIES   Archstone-Smith Trust, Series 1999 E,
                       DEVELOPMENT AUTHORITY       5.300% 06/01/29 (c)                                  2,000,000         2,073,240
                                               Irvine Apartment Communities LP, Series 1998 A-4,
                                                   5.250% 05/15/25 (c)                                  6,000,000         6,198,720
                                               Oracle Communities Corp., Series 2002 E-1,
                                                   5.375% 07/01/32                                      2,000,000         2,021,940

              MUNIMAE TE BOND SUBSIDIARY LLC   Series 2004 A-2,
                                                   4.900% 06/29/49 (d)                                  2,000,000         2,011,500

                                                                                               Multi-Family Total        19,831,454

SINGLE-FAMILY - 0.3%

                   CA HOUSING FINANCE AGENCY   Series 1997 B-3 Class I, AMT,
                                                 Insured: FHA
                                                   5.400% 08/01/28 (c)                                    665,000           676,392


                      CA RURAL HOME MORTGAGE   Series 1997 A-2, AMT,
                           FINANCE AUTHORITY     Insured: GNMA
                                                   7.000% 09/01/29                                        215,000           216,941
                                               Series 1998 B-5, AMT,
                                                 Guarantor: FNMA
                                                   6.350% 12/01/29                                        185,000           187,486
                                               Series 2000 B, AMT,
                                                 Guarantor: FNMA
                                                   7.300% 06/01/31                                        125,000           125,336
                                               Series 2000 D, AMT,
                                                 Insured: GNMA
                                                   7.100% 06/01/31                                        115,000           115,949

                                                                                              Single-Family Total         1,322,104
                                                                                                                      -------------
                                                                                                    HOUSING TOTAL        21,153,558

OTHER - 14.7%

REFUNDED/ESCROWED (e) - 14.5%

       CA ANAHEIM UNION HIGH SCHOOL DISTRICT   Series 2002 A,
                                                 Pre-refunded 08/01/12,
                                                   Insured: FSA
                                                   5.000% 08/01/25                                      2,000,000         2,161,000

          CA CENTRAL UNIFIED SCHOOL DISTRICT   Series 1993,
                                                 Escrowed to Maturity,
                                                   Insured: AMBAC
                                                   (a) 03/01/18                                        20,065,000        11,543,796

          CA FOOTHILL EASTERN TRANSPORTATION   Series 1995 A,
                             CORRIDOR AGENCY     Pre-refunded 01/01/10,
                                                   6.000% 01/01/16                                      2,000,000         2,203,600

CA GOLDEN STATE TOBACCO SECURITIZATION CORP.   Series 2003 B,
                                                 Escrowed to Maturity,
                                                   5.000% 06/01/12                                      1,800,000         1,924,380

See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)         VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

REFUNDED/ESCROWED (e) - (CONTINUED)

    CA HEALTH FACILITIES FINANCING AUTHORITY   Kaiser Permanente:
                                                 Series 1998 A,
                                                 Escrowed to Maturity,
                                                 Insured: FSA
                                                   5.000% 06/01/24                                      3,000,000         3,103,080
                                                 Series 1998 B,
                                                 Escrowed to Maturity,
                                                   5.250% 10/01/13                                      1,000,000         1,061,140

                CA INLAND EMPIRE SOLID WASTE   Series 1996 B, AMT,
                         FINANCING AUTHORITY     Escrowed to Maturity,
                                                 Insured: FSA
                                                   6.250% 08/01/11                                      2,000,000         2,160,480

          CA LOS ANGELES COUNTY PUBLIC WORKS   Series 2000 VI-A,
                         FINANCING AUTHORITY     Pre-refunded 05/01/10,
                                                 Insured: AMBAC
                                                   5.625% 05/01/26                                      2,500,000         2,739,025

           CA METROPOLITAN WATER DISTRICT OF   Series 1993 A,
                         SOUTHERN CALIFORNIA     Escrowed to Maturity,
                                                   5.750% 07/01/21                                      2,865,000         3,230,746

              CA PLEASANTON-SUISUN CITY HOME   Series 1984 A,
                         FINANCING AUTHORITY     Escrowed to Maturity,
                                                 Insured: MBIA
                                                   (a) 10/01/16                                         5,270,000         3,219,707

                                   CA POMONA   Series 1990 B,
                                                 Escrowed to Maturity,
                                                 Insured: GNMA
                                                   7.500% 08/01/23                                      1,000,000         1,303,880

         CA REDDING ELECTRIC SYSTEMS REVENUE   Series 1992 A, IFRN,
                                                 Escrowed to Maturity,
                                                 Insured: MBIA
                                                   10.069% 07/01/22 (c)                                   750,000         1,026,750

                         CA RIVERSIDE COUNTY   Series 1989 A, AMT,
                                                 Escrowed to Maturity,
                                                 Insured: GNMA
                                                   7.800% 05/01/21                                      2,500,000         3,387,825

        CA RIVERSIDE COUNTY PUBLIC FINANCING   Series 1991 A,
                                   AUTHORITY       8.000% 02/01/18                                         20,000            20,025
                                               Series 1997 A,
                                                 Pre-refunded 10/01/06,
                                                   5.250% 10/01/16                                        892,500           927,120

      CA SACRAMENTO CITY FINANCING AUTHORITY   City Hall & Redevelopment Projects, Series 2002 A,
                                                 Pre-refunded 12/01/12,
                                                 Insured: FSA
                                                   5.000% 12/01/32                                      1,500,000         1,618,545

                                 See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)         VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

REFUNDED/ESCROWED (e) - (CONTINUED)

         CA SAN JOAQUIN HILLS TRANSPORTATION   Series 1993,
                             CORRIDOR AGENCY     Escrowed to Maturity:
                                                   (a) 01/01/20                                        15,400,000         7,985,516
                                                   7.400% 01/01/07                                      1,455,000         1,528,361

            CA SAN JOSE REDEVELOPMENT AGENCY   Series 1993,
                                                 Escrowed to Maturity,
                                                   Insured: MBIA
                                                   6.000% 08/01/15                                      1,405,000         1,632,399

            CA SANTA ANA FINANCING AUTHORITY   Series 1994 A,
                                                 Insured: MBIA
                                                   6.250% 07/01/18                                      6,035,000         7,168,192

        CA STATEWIDE COMMUNITIES DEVELOPMENT   Cedars-Sinai Medical Center, Series 1993,
                                   AUTHORITY     Pre-refunded 11/01/05,
                                                   5.400% 11/01/15                                      2,500,000         2,501,950

         CA WESTWOOD UNIFIED SCHOOL DISTRICT   Series 1996,
                                                 Pre-refunded 08/01/06,
                                                   6.500% 08/01/21                                        990,000         1,022,086

                  CA WHISMAN SCHOOL DISTRICT   Series 1996 A,
                                                 Escrowed to Maturity,
                                                   Insured: FGIC
                                                   (a) 08/01/16                                         1,645,000         1,030,099

              PR COMMONWEALTH OF PUERTO RICO   Series 2000 A,
          INFRASTRUCTURE FINANCING AUTHORITY     Economic Defeasance to Maturity,
                                                   5.500% 10/01/32                                      1,500,000         1,627,905

              PR COMMONWEALTH OF PUERTO RICO   Series 2002 E,
                        PUBLIC FINANCE CORP.     Pre-refunded 02/01/12,
                                                   5.500% 08/01/29                                      1,520,000         1,667,774
                                                                                          Refunded/Escrowed Total        67,795,381

TOBACCO - 0.2%

CA GOLDEN STATE TOBACCO SECURITIZATION CORP.   Series 2003 A-1,
                                                   6.250% 06/01/33                                      1,000,000         1,097,870

                                                                                                    Tobacco Total         1,097,870
                                                                                                                      -------------
                                                                                                      OTHER TOTAL        68,893,251
OTHER REVENUE - 0.8%

HOTELS - 0.8%
      CA SACRAMENTO CITY FINANCING AUTHORITY   Sacramento Convention Center, Series 1999 A,
                                                   6.250% 01/01/30                                      3,500,000         3,613,715

                                                                                                     Hotels Total         3,613,715
                                                                                                                      -------------
                                                                                              OTHER REVENUE TOTAL         3,613,715

See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)         VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

RESOURCE RECOVERY - 0.4%

DISPOSAL - 0.4%

                    CA STATEWIDE COMMUNITIES   Series 2003 A, AMT,
                       DEVELOPMENT AUTHORITY       4.950% 12/01/12                                      2,000,000         2,071,180

                                                                                                   Disposal Total         2,071,180
                                                                                                                      -------------
                                                                                          RESOURCE RECOVERY TOTAL         2,071,180

TAX-BACKED - 48.8%

LOCAL APPROPRIATED - 6.6%

                           CA ALAMEDA COUNTY   Capital Projects, Series 1989,
                                                 Insured: MBIA
                                                   (a) 06/15/14                                         2,185,000         1,504,373

       CA ANAHEIM PUBLIC FINANCING AUTHORITY   Series 1997 C,
                                                 Insured: FSA
                                                   6.000% 09/01/14 (f)                                  3,500,000         4,029,585

      CA BODEGA BAY FIRE PROTECTION DISTRICT   COP, Series 1996,
                                                   6.450% 10/01/31                                      1,185,000         1,238,384

                                  CA COMPTON   COP, Civic Center & Capital Improvements,
                                                 Series 1997 A,
                                                   5.500% 09/01/15                                      3,000,000         3,110,400

               CA FOOTHILL-DE ANZA COMMUNITY   COP, Series 2003,
                            COLLEGE DISTRICT     Insured: MBIA
                                                   5.000% 09/01/17                                      1,100,000         1,155,913

      CA LOS ANGELES CONVENTION & EXHIBITION   Series 1993 A,
                            CENTER AUTHORITY     Insured: MBIA
                                                   6.000% 08/15/10                                      2,000,000         2,223,240

               CA LOS ANGELES COUNTY SCHOOLS   Regionalized Business Services Corp.,
                                                 Series 1999 A,
                                                   Insured: AMBAC:
                                                   (a) 08/01/16                                         1,945,000         1,192,616
                                                   (a) 08/01/17                                         1,980,000         1,150,796

                                  CA MODESTO   Community Center Project, Series 1993 A,
                                                 Insured: AMBAC
                                                   5.000% 11/01/23                                      2,235,000         2,394,758

                          CA MONTEREY COUNTY   COP, Series 2001,
                                                 Insured: MBIA
                                                   5.000% 08/01/32                                      2,000,000         2,035,220

                               CA RIDGECREST   Civic Center Project, Series 1999,
                                                   6.250% 03/01/26                                      1,500,000         1,583,220

      CA SACRAMENTO CITY FINANCING AUTHORITY   Series 1993 A,
                                                 Insured: AMBAC
                                                   5.375% 11/01/14                                      1,100,000         1,218,899

                                 See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)         VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL APPROPRIATED - (CONTINUED)

                       CA SAN JOAQUIN COUNTY   COP, Series 1993,
                                                 Insured: MBIA
                                                   5.500% 11/15/13                                      1,750,000         1,944,792

                         CA SAN MATEO COUNTY   Series 1997 A,
                                                 Insured: FSA
                                                   5.125% 07/15/32                                      2,000,000         2,081,720

        CA VICTOR ELEMENTARY SCHOOL DISTRICT   Series 1996,
                                                 Insured: MBIA
                                                   6.450% 05/01/18                                      3,345,000         4,012,963

                                                                                         Local Appropriated Total        30,876,879

LOCAL GENERAL OBLIGATIONS - 16.0%

         CA CABRILLO UNIFIED SCHOOL DISTRICT   Series 1996 A,
                                                 Insured: AMBAC
                                                  (a) 08/01/15                                          3,000,000         1,956,600

           CA CENTRAL VALLEY SCHOOL DISTRICT   Series 1998 A,
                         FINANCING AUTHORITY     Insured: MBIA
                                                   6.450% 02/01/18                                      1,000,000         1,182,770

           CA CLOVIS UNIFIED SCHOOL DISTRICT   Series 2001 A,
                                                 Insured: FGIC
                                                   (a) 08/01/16                                         3,000,000         1,849,200

     CA CORONA-NORCO UNIFIED SCHOOL DISTRICT   Series 2001 C,
                                                 Insured: FGIC
                                                   (a) 09/01/17                                         1,000,000           581,190

     CA EAST SIDE UNION HIGH SCHOOL DISTRICT   Series 2003 B,
                          SANTA CLARA COUNTY     Insured: MBIA
                                                   5.250% 08/01/26                                      2,010,000         2,232,025

       CA EAST WHITTIER CITY SCHOOL DISTRICT   Series 1997 A,
                                                 Insured: FGIC
                                                   5.750% 08/01/17                                      1,675,000         1,884,861

         CA FILLMORE UNIFIED SCHOOL DISTRICT   Series 1997 A,
                                                 Insured: FGIC:
                                                   (a) 07/01/11                                           950,000           763,249
                                                   (a) 07/01/12                                           980,000           752,091
                                                   (a) 07/01/17                                           650,000           382,805

           CA FRESNO UNIFIED SCHOOL DISTRICT   Series 2002 A,
                                                 Insured: MBIA
                                                   6.000% 02/01/19                                      2,480,000         2,910,528
                                               Series 2004 B,
                                                 Insured: MBIA
                                                   5.000% 02/01/19                                      2,575,000         2,758,160

See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)         VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

   CA GOLDEN WEST SCHOOLS FINANCING AUTHORITY  Beverley Hills Unified School District, Series 2005,
                                                 Insured: FGIC
                                                   5.250% 08/01/18                                      1,000,000         1,095,520

CA HACIENDA LA PUENTE UNIFIED SCHOOL DISTRICT  Series 2005,
                                                 Insured: FGIC
                                                   5.000% 08/01/19                                      2,050,000         2,195,468

      CA JEFFERSON UNION HIGH SCHOOL DISTRICT  Series 2000 A,
                                                 Insured: MBIA
                                                   6.450% 08/01/25                                      1,000,000         1,262,140

                                 CA LAFAYETTE  Election of 1995, Series 2002,
                                                   5.125% 07/15/25                                      1,995,000         2,086,790

                  CA LARKSPUR SCHOOL DISTRICT  Series 2000 A,
                                                   5.250% 08/01/25                                      3,050,000         3,262,859

      CA LAS VIRGENES UNIFIED SCHOOL DISTRICT  Series 1997 C,
                                                 Insured: FGIC
                                                   (a) 11/01/20                                         1,205,000           595,981

            CA LOMPOC UNIFIED SCHOOL DISTRICT  Election of 2002, Series 2003 A,
                                                 Insured: FGIC
                                                   5.000% 08/01/27                                      4,065,000         4,199,145

       CA LOS ANGELES UNIFIED SCHOOL DISTRICT  Series 2002 E,
                                                 Insured: MBIA
                                                   5.750% 07/01/16                                      2,500,000         2,848,725
                                               Series 2005 E,
                                                 Insured: AMBAC
                                                   5.000% 07/01/17                                      1,000,000         1,067,890

              CA MODESTO HIGH SCHOOL DISTRICT  Series 2002 A,
                                                 Insured: FGIC
                                                   (a) 08/01/16                                         1,500,000           926,550

       CA MORGAN HILL UNIFIED SCHOOL DISTRICT  Series 2002,
                                                 Insured: FGIC
                                                   (a) 08/01/21                                         2,010,000           953,705

         CA NEW HAVEN UNIFIED SCHOOL DISTRICT  Series 2002,
                                                 Insured: FSA
                                                   12.000% 08/01/17                                     1,565,000         2,661,126

          CA OAK PARK UNIFIED SCHOOL DISTRICT  Capital Appreciation, Series 2000,
                                                 Insured: FSA
                                                   (a) 05/01/14                                         2,095,000         1,459,628

         CA OXNARD UNION HIGH SCHOOL DISTRICT  Series 2001 A,
                                                 Insured: MBIA
                                                   5.650% 02/01/17                                        960,000         1,080,048

                                 See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)         VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

     CA PAJARO VALLEY UNIFIED SCHOOL DISTRICT  Series 2005,
                                                 Insured: FSA
                                                   5.250% 08/01/18                                      1,000,000         1,089,920

            CA POMONA UNIFIED SCHOOL DISTRICT  Series 2001 A,
                                                 Insured: MBIA
                                                   5.900% 02/01/16                                        845,000           969,207

                 CA RANCHO SANTIAGO COMMUNITY  Series 2005,
                             COLLEGE DISTRICT    Insured: FSA
                                                   5.250% 09/01/23                                      2,685,000         2,975,410

   CA REDWOOD CITY ELEMENTARY SCHOOL DISTRICT  Series 1997,
                                                 Insured: FGIC
                                                   (a) 08/01/18                                         2,385,000         1,327,920

           CA ROCKLIN UNIFIED SCHOOL DISTRICT  Series 1995 C,
                                                 Insured: MBIA
                                                   (a) 07/01/20                                         6,920,000         3,360,214
                                               Series 2003,
                                                 Insured: FGIC
                                                   (a) 08/01/17                                         2,000,000         1,170,460

      CA SAN DIEGO COMMUNITY COLLEGE DISTRICT  Election of 2002, Series 2003 A,
                                                 Insured: FSA
                                                   5.000% 05/01/22                                      1,000,000         1,043,540

         CA SAN DIEGO UNIFIED SCHOOL DISTRICT  Election of 1998, Series 2005 C-2,
                                                 Insured: FSA
                                                   5.500% 07/01/19                                      2,000,000         2,248,160

          CA SAN JUAN UNIFIED SCHOOL DISTRICT  Series 2001,
                                                 Insured: FSA
                                                   (a) 08/01/15                                         2,760,000         1,793,227

        CA SAN MARINO UNIFIED SCHOOL DISTRICT  Series 1998 B,
                                                   5.000% 06/01/23                                      1,000,000         1,071,620

            CA SANGER UNIFIED SCHOOL DISTRICT  Series 1999,
                                                 Insured: MBIA
                                                   5.350% 08/01/15                                      1,500,000         1,635,645
                                  CA SARATOGA  Series 2001,
                                                 Insured: MBIA
                                                   5.250% 08/01/31                                      2,000,000         2,110,700

       CA SIMI VALLEY UNIFIED SCHOOL DISTRICT  Series 1997,
                                                 Insured: AMBAC
                                                   5.250% 08/01/22                                        925,000         1,018,582

See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)         VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

LOCAL GENERAL OBLIGATIONS - (CONTINUED)

     CA TAHOE-TRUCKEE UNIFIED SCHOOL DISTRICT  Capital Appreciation:
                                                No. 1-A,
                                                 Series 1999,
                                                  Insured: FGIC
                                                  (a) 08/01/23                                          3,780,000         1,603,514
                                                No. 2-A,
                                                 Series 1999,
                                                  Insured: FGIC
                                                  (a) 08/01/24                                          2,965,000         1,189,706

          CA UNION ELEMENTARY SCHOOL DISTRICT  Series 1999 A,
                                                Insured: FGIC
                                                 (a) 09/01/19                                           1,750,000           916,597

            CA UPLAND UNIFIED SCHOOL DISTRICT  Series 2001,
                                                Insured: FSA
                                                 5.125% 08/01/25                                          750,000           789,675

 CA WEST CONTRA COSTA UNIFIED SCHOOL DISTRICT  Series 2001 A,
                                                Insured: MBIA
                                                 5.600% 02/01/20                                        1,610,000         1,833,001
                                               Series 2005 D,
                                                Insured: FGIC
                                                 (a) 08/01/22                                           5,000,000         2,222,400

       CA WEST COVINA UNIFIED SCHOOL DISTRICT  Series 2002 A,
                                                Insured: MBIA
                                                 5.250% 02/01/19                                          725,000           797,050

         CA YUBA CITY UNIFIED SCHOOL DISTRICT  Series 2000,
                                                Insured: FGIC
                                                 (a) 09/01/20                                           2,385,000         1,183,532

                                                                                  Local General Obligations Total        75,299,134

SPECIAL NON-PROPERTY TAX - 3.2%

           CA LOS ANGELES COUNTY METROPOLITAN
                     TRANSPORTATION AUTHORITY  Series 2000 A,
                                                Insured: FGIC
                                                 5.250% 07/01/30                                        3,000,000         3,166,890

            CA SAN DIEGO REDEVELOPMENT AGENCY  Series 2001,
                                                Insured: FSA
                                                 (a) 09/01/20                                           3,630,000         1,810,245

      CA SAN FRANCISCO BAY AREA RAPID TRANSIT  Series 2001,
                                                Insured: AMBAC
                                                 5.000% 07/01/26                                        2,000,000         2,053,440

               PR COMMONWEALTH OF PUERTO RICO  Series 1996 Y,
           HIGHWAY & TRANSPORTATION AUTHORITY   Insured: MBIA
                                                 6.250% 07/01/12                                        3,000,000         3,453,870

                                 See Accompanying Notes to Financial Statements.

                                                                                                          PAR ($)         VALUE ($)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

SPECIAL NON-PROPERTY TAX - (CONTINUED)

                                               Series 2002 E,
                                                Insured: FSA
                                                 5.500% 07/01/14                                        2,000,000         2,241,120
                                               Series 2005 BB,
                                                Insured: FSA
                                                 5.250% 07/01/22                                        2,000,000         2,219,240

                                                                                   Special Non-Property Tax Total        14,944,805
SPECIAL PROPERTY TAX - 13.8%

          CA CARSON IMPROVEMENT BOND ACT 1915  Series 1992,
                                                 7.375% 09/02/22                                          140,000           146,422

       CA CERRITOS PUBLIC FINANCING AUTHORITY  Los Coyotes Redevelopment Project, Series 1993 A,
                                                Insured: AMBAC
                                                 6.500% 11/01/23                                        2,000,000         2,501,280

     CA COSTA MESA PUBLIC FINANCING AUTHORITY  Series 1991 A,
                                                 7.100% 08/01/21                                          815,000           817,942

         CA ELK GROVE UNIFIED SCHOOL DISTRICT  Community Facilities District No. 1,
                                                Series 1995 A,
                                                 Insured: AMBAC:
                                                 (a) 12/01/18                                           2,720,000         1,490,859
                                                 6.500% 12/01/24                                        4,055,000         5,098,149

            CA INGLEWOOD REDEVELOPMENT AGENCY  Series 1998 A,
                                                Insured: AMBAC
                                                 5.250% 05/01/23                                        1,000,000         1,095,910

             CA LANCASTER FINANCING AUTHORITY  Series 2003,
                                                Insured: MBIA
                                                 5.125% 02/01/17                                        1,270,000         1,363,764

         CA LONG BEACH BOND FINANCE AUTHORITY  Series 2002 B,
                                                Insured: AMBAC
                                                 5.500% 11/01/22                                        3,385,000         3,814,421

CA LOS ANGELES COMMUNITY REDEVELOPMENT AGENCY  Hollywood Redevelopment Project, Series 1998 C,
                                                Insured: MBIA
                                                 5.375% 07/01/18                                        1,665,000         1,833,165

           CA LOS ANGELES COUNTY PUBLIC WORKS  J.F. Shea Co., Series 1996 A,
                          FINANCING AUTHORITY   Insured: FSA
                                                 5.500% 10/01/18                                        2,895,000         3,215,535
                                               Regional Park & Open Space,
                                                Series 2005,
                                                 Insured: FSA
                                                 5.250% 10/01/18                                        2,000,000         2,203,440
                                               Unrefunded, Series 1997 A
                                                 5.500% 10/01/08                                          225,000           236,099

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

SPECIAL PROPERTY TAX - (CONTINUED)

         CA OAKDALE PUBLIC FINANCING AUTHORITY    Center District Redevelopment Project,
                                                   Series 1992,
                                                      Insured: AMBAC
                                                      5.500% 02/01/14                                  8,400,000     9,171,120
                                                  Central City Redevelopment Project, Series 2004,
                                                      5.375% 06/01/33                                  1,500,000     1,503,510

             CA OCEANSIDE COMMUNITY FACILITIES    Ocean Ranch Corp., Series 2004,
                                                      5.875% 09/01/34                                  1,000,000     1,019,570

CA ORANGE COUNTY COMMUNITY FACILITIES DISTRICT    Ladera Ranch:
                                                   Series 1999 A,
                                                      6.700% 08/15/29                                  1,000,000     1,128,950
                                                   Series 2004 A,
                                                      5.625% 08/15/34                                    850,000       871,165

                               CA REDWOOD CITY    Community Facilities District No. 1, Series 2003 B,
                                                      5.950% 09/01/28                                    750,000       771,165

CA RIVERSIDE COUNTY PUBLIC FINANCING AUTHORITY    Series 1997 A,
                                                      5.250% 10/01/16                                  2,227,500     2,293,367

                CA SAN BERNARDINO JOINT POWERS    Series 1998 A,
                           FINANCING AUTHORITY     Insured: AMBAC
                                                      5.750% 07/01/14                                    985,000     1,115,542
                                                  Series 2005 A,
                                                   Insured: FSA
                                                      5.750% 10/01/24                                  2,420,000     2,826,197

                               CA SAN CLEMENTE    Act of 1915, Series 1999,
                                                      6.050% 09/02/28                                  1,000,000     1,011,300

              CA SAN JOSE REDEVELOPMENT AGENCY    Series 2005 A,
                                                   Insured: MBIA
                                                      5.000% 08/01/20                                  1,000,000     1,050,330
                                                  Unrefunded,
                                                   Series 1993,
                                                      Insured: MBIA
                                                      6.000% 08/01/15                                  2,790,000     3,213,773

     CA SAN MARCOS PUBLIC FACILITIES AUTHORITY    Series 1998,
                                                      5.800% 09/01/18                                  1,500,000     1,583,595

     CA SANTA MARGARITA - DANA POINT AUTHORITY    Series 1994 B,
                                                   Insured: MBIA
                                                      7.250% 08/01/13                                  2,000,000     2,448,300

             CA SANTA MARGARITA WATER DISTRICT    Community Facilities District No. 99-1:
                                                   Series 1999,
                                                      6.250% 09/01/29                                  2,500,000     2,640,750
                                                   Series 2003,
                                                      6.000% 09/01/30                                  1,000,000     1,050,890

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

SPECIAL PROPERTY TAX - (CONTINUED)

    CA SULPHUR SPRINGS UNIFIED SCHOOL DISTRICT    Series 2002-1-A
                                                      6.000% 09/01/33                                  1,500,000     1,520,445

           CA WEST COVINA REDEVELOPMENT AGENCY    Series 1996,
                                                      6.000% 09/01/17                                  5,000,000     5,608,850

                                                                                      Special Property Tax Total    64,645,805
STATE APPROPRIATED - 2.4%

                         CA PUBLIC WORKS BOARD    Series 2004 A,
                                                      5.500% 06/01/19                                  1,500,000     1,631,370
                                                  Various State Prisons Projects,
                                                   Series 1993 A,
                                                      Insured: AMBAC:
                                                      5.000% 12/01/19 (f)                              6,000,000     6,371,460
                                                      5.250% 12/01/13                                  2,500,000     2,741,600

                PR COMMONWEALTH OF PUERTO RICO    Unrefunded, Series 2002 E,
                          PUBLIC FINANCE CORP.        5.500% 08/01/29                                    480,000       501,874

                                                                                        State Appropriated Total    11,246,304

STATE GENERAL OBLIGATIONS - 6.8%

                                      CA STATE    Series 1990,
                                                     10.000% 02/01/10                                  2,000,000     2,497,980
                                                  Series 1991,
                                                      6.600% 02/01/10                                  1,675,000     1,870,355
                                                  Series 1993:
                                                      5.500% 04/01/13                                  1,000,000     1,098,780
                                                   Insured: MBIA
                                                      5.500% 04/01/12                                  2,770,000     3,053,205
                                                  Series 2000:
                                                      5.625% 05/01/26                                  3,000,000     3,238,200
                                                   Insured: FGIC
                                                      5.250% 09/01/30                                  2,600,000     2,750,410
                                                  Series 2003,
                                                      5.250% 02/01/20                                  1,250,000     1,357,362
                                                  Series 2004:
                                                      5.000% 02/01/33                                  1,000,000     1,012,740
                                                      5.250% 04/01/34                                  1,500,000     1,562,040
                                                  Unrefunded,
                                                   Series 1995,
                                                      5.750% 03/01/09                                     65,000        65,870

                PR COMMONWEALTH OF PUERTO RICO    Series 2004 A:
                                                      5.250% 07/01/21                                  2,000,000     2,099,940
                                                      5.250% 07/01/22                                  2,000,000     2,096,300
                                                  Unrefunded,
                                                   Series 2001 A,
                                                      5.375% 07/01/28                                  1,940,000     2,051,434

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

STATE GENERAL OBLIGATIONS - (CONTINUED)

                PR COMMONWEALTH OF PUERTO RICO    Series 1995,
                    AQUEDUCT & SEWER AUTHORITY     Insured: MBIA:
                                                      5.650% 07/01/15                                  1,000,000     1,128,710
                                                      6.250% 07/01/13                                  2,750,000     3,196,270
                                                  Series 1996,
                                                   Insured: MBIA
                                                      6.500% 07/01/14                                  2,000,000     2,385,660

                PR COMMONWEALTH OF PUERTO RICO    Government Facilities, Series 2002 C,
                    PUBLIC BUILDINGS AUTHORITY        5.500% 07/01/14                                    500,000       546,400

                                                                                 State General Obligations Total    32,011,656
                                                                                                                   -----------
                                                                                               TAX-BACKED TOTAL    229,024,583
TRANSPORTATION - 4.7%

AIR TRANSPORTATION - 0.0%

CA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY    United Airlines, Inc., Series 2001, AMT,
                                                      6.250% 10/01/35 (g)                              2,000,000       233,400

                                                                                        Air Transportation Total       233,400

AIRPORTS - 1.3%

CA SAN DIEGO COUNTY REGIONAL AIRPORT AUTHORITY    Series 2005, AMT,
                                                   Insured: AMBAC
                                                      5.250% 07/01/20 (h)                                750,000       804,022

                CA SAN FRANCISCO CITY & COUNTY    Series 1996-10A, AMT,
                           AIRPORTS COMMISSION     Insured: MBIA
                                                      5.700% 05/01/26                                  1,000,000     1,030,210
                                                  Series 2001-27B,
                                                   Insured: FGIC
                                                      5.000% 05/01/21                                  2,250,000     2,314,215
                                                  Series 2004-30,
                                                   Insured: XLC
                                                      5.000% 05/01/17                                  2,000,000     2,091,560

                                                                                                  Airports Total     6,240,007

PORTS - 0.7%

                  CA LONG BEACH HARBOR REVENUE    Series 2000 A, AMT,
                                                      5.375% 05/15/24                                  3,000,000     3,124,620

                                                                                                     Ports Total     3,124,620
TOLL FACILITIES - 1.8%

            CA FOOTHILL EASTERN TRANSPORTATION    Series 1995 A,
                               CORRIDOR AGENCY     Insured: MBIA
                                                      5.000% 01/01/35                                  2,000,000     2,052,760
                                                  Series 1999:
                                                      5.750% 01/15/40                                  4,000,000     4,074,720
                                                   Insured: MBIA
                                                      5.125% 01/15/15                                  2,000,000     2,132,720

                                                                                           Toll Facilities Total     8,260,200

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

TRANSPORTATION - (CONTINUED)

TRANSPORTATION - 0.9%

       CA SAN FRANCISCO BAY AREA RAPID TRANSIT    Series 2005 A,
                                                   Insured: MBIA
                                                      4.250% 07/01/25                                  2,000,000     1,899,240

                PR COMMONWEALTH OF PUERTO RICO    Series 1998 A,
            HIGHWAY & TRANSPORTATION AUTHORITY     Insured: MBIA
                                                      4.750% 07/01/38                                  2,250,000     2,273,378

                                                                                            Transportation Total     4,172,618
                                                                                                                   -----------
                                                                                            TRANSPORTATION TOTAL    22,030,845

UTILITIES - 14.7%

INDEPENDENT POWER PRODUCERS - 0.2%

    PR COMMONWEALTH OF PUERTO RICO INDUSTRIAL,    AES Project,
          EDUCATIONAL, MEDICAL & ENVIRONMENTAL     Series 2000, AMT,
                       COGENERATION FACILITIES        6.625% 06/01/26                                    795,000       854,140

                                                                               Independent Power Producers Total       854,140

INVESTOR OWNED - 1.1%

 CA CHULA VISTA INDUSTRIAL DEVELOPMENT REVENUE    Enova Corp., Series 1996 B, AMT,
                                                      5.500% 12/01/21                                  2,000,000     2,096,420

      CA POLLUTION CONTROL FINANCING AUTHORITY    San Diego Gas & Electric Co., Series 1996 A,
                                                   Insured: AMBAC
                                                      5.900% 06/01/14                                  2,650,000     3,017,184

                                                                                            Investor Owned Total     5,113,604

JOINT POWER AUTHORITY - 0.2%

                    CA MSR PUBLIC POWER AGENCY    Series 2001 I,
                                                   Insured: MBIA
                                                      5.000% 07/01/12                                  1,000,000     1,064,810

                                                                                     Joint Power Authority Total     1,064,810
MUNICIPAL ELECTRIC - 5.0%

         CA CENTRAL VALLEY FINANCING AUTHORITY    Series 1993,
                                                      6.000% 07/01/09                                    300,000       304,524

      CA SACRAMENTO MUNICIPAL UTILITY DISTRICT    Series 1993 G,
                                                   Insured: MBIA
                                                      6.500% 09/01/13                                  1,500,000     1,727,820
                                                  Series 1997 K,
                                                   Insured: AMBAC:
                                                      5.250% 07/01/24                                  2,220,000     2,446,440
                                                      5.700% 07/01/17                                  1,900,000     2,160,623
                                                  Series 2001 N,
                                                   Insured: MBIA
                                                      5.000% 08/15/28                                  2,000,000     2,050,340
                                                  Series 2001 P,
                                                   Insured: FSA
                                                      5.250% 08/15/20                                  1,000,000     1,066,620

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

UTILITIES - (CONTINUED)

MUNICIPAL ELECTRIC - (CONTINUED)

 CA SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY    Series 1989,
                                                      6.750% 07/01/13                                  4,000,000     4,662,400
                                                  Series 2003 A-1,
                                                   Insured: AMBAC
                                                      5.000% 07/01/25                                  1,000,000     1,036,860

             CA WALNUT ENERGY CENTER AUTHORITY    Series 2004 A,
                                                   Insured: AMBAC
                                                      5.000% 01/01/16                                  1,000,000     1,059,730

                PR COMMONWEALTH OF PUERTO RICO    Series 1989 O,
                      ELECTRIC POWER AUTHORITY       (a) 07/01/17                                      2,490,000     1,507,147
                                                  Series 2000 HH,
                                                   Insured: FSA
                                                      5.250% 07/01/29                                  5,000,000     5,329,500

                                                                                        Municipal Electric Total    23,352,004

WATER & SEWER - 8.2%

                              CA BIG BEAR LAKE    Series 1996,
                                                   Insured: MBIA
                                                      6.000% 04/01/15                                  1,350,000     1,532,574

                CA CONTRA COSTA WATER DISTRICT    Series 2002 L,
                                                   Insured: FSA
                                                      5.000% 10/01/24                                  1,920,000     1,991,578

              CA DEPARTMENT OF WATER RESOURCES    Series 2001 W,
                                                   Insured: FSA
                                                      5.500% 12/01/14                                  2,000,000     2,247,920

        CA EAST BAY MUNICIPAL UTILITY DISTRICT    Series 2001,
                          WATER SYSTEM REVENUE     Insured: MBIA
                                                      5.000% 06/01/26                                  2,750,000     2,822,572

           CA EASTERN MUNICIPAL WATER DISTRICT    COP,
                                                   Series 1991,
                                                     Insured: FGIC
                                                      6.750% 07/01/12                                  1,000,000     1,160,100

   CA ELSINORE VALLEY MUNICIPAL WATER DISTRICT    COP,
                                                   Series 1992 A,
                                                     Insured: FGIC
                                                      6.000% 07/01/12                                  2,500,000     2,827,375

                                     CA FRESNO    Series 1993 A-1,
                                                   Insured: AMBAC
                                                      6.250% 09/01/14                                  5,000,000     5,877,550

                                 See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS - (CONTINUED)

UTILITIES - (CONTINUED)

WATER & SEWER - (CONTINUED)

    CA LOS ANGELES DEPARTMENT OF WATER & POWER    Series 2001 A:
                                                      5.125% 07/01/41                                  3,000,000     3,056,460
                                                   Insured: FGIC
                                                      5.125% 07/01/41                                  3,000,000     3,063,930

                CA MANTECA FINANCING AUTHORITY    Series 2003 B,
                                                   Insured: MBIA
                                                      5.000% 12/01/33                                    945,000       952,787

             CA METROPOLITAN WATER DISTRICT OF    Unrefunded,
                           SOUTHERN CALIFORNIA     Series 1993 A,
                                                      5.750% 07/01/21                                  3,635,000     4,186,066

                CA PICO RIVERA WATER AUTHORITY    Series 1999 A,
                                                   Insured: MBIA
                                                      5.500% 05/01/29                                  2,000,000     2,243,360

      CA SACRAMENTO COUNTY SANITATION DISTRICT    Series 2001,
                                                   Insured: AMBAC
                                                      5.500% 12/01/18                                  2,000,000     2,240,300

      CA SAN DIEGO PUBLIC FACILITIES FINANCING    Series 1999 B,
                                     AUTHORITY     Insured: FGIC
                                                      5.000% 05/15/29                                  1,400,000     1,431,892

             CA SANTA MARIA WATER & WASTEWATER    Series 1997 A,
                                                   Insured: AMBAC
                                                     (a) 08/01/14                                      2,000,000     1,368,580

            CA WEST KERN COUNTY WATER DISTRICT    Series 2001,
                                                      5.625% 06/01/31                                  1,500,000     1,545,105

                                                                                             Water & Sewer Total    38,548,149
                                                                                                                   -----------
                                                                                                 UTILITIES TOTAL    68,932,707

                                                  TOTAL MUNICIPAL BONDS
                                                  (COST OF $422,581,563)                                           453,326,752

                                                                                                          SHARES
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.0%
                                                  Dreyfus California Tax-Exempt Money Market Fund              1             1
                                                                                                                   -----------
                                                  TOTAL INVESTMENT COMPANY
                                                  (COST OF $1)                                                               1

See Accompanying Notes to Financial Statements.

                                                                                                         PAR ($)     VALUE ($)
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.0%

VARIABLE RATE DEMAND NOTES (i) - 2.0%

              CA DEPARTMENT OF WATER RESOURCES    Series 2002 B-2,
                                                      2.570% 05/01/22                                    400,000       400,000
                                                  Series 2002 B-6,
                                                      2.660% 05/01/22                                    300,000       300,000

                          CA ECONOMIC RECOVERY    Series 2004 C-9,
                                                      2.670% 07/01/23                                  2,200,000     2,200,000

           CA IRVINE IMPROVEMENT BOND ACT 1915    Assessment District No. 94-13, Series 1997,
                                                      2.660% 09/02/22                                  2,600,000     2,600,000
                                                  Assessment District No. 94-15, Series 1994,
                                                      2.660% 09/02/20                                    200,000       200,000
                                                  Assessment District No. 97-17, Series 1998,
                                                      2.540% 09/02/23                                  1,600,000     1,600,000

                CA IRVINE RANCH WATER DISTRICT    Series 1993 B,
                                                      2.770% 08/01/09                                    600,000       600,000

          CA TULARE LOCAL HEALTH CARE DISTRICT    Series 2002,
                                                      2.490% 12/01/32                                    700,000       700,000

                                   MN COHASSET    Minnesota Power & Light Co., Series 1997 B,
                                                      2.730% 06/01/13                                    300,000       300,000

                               WY UINTA COUNTY    Chevron Corp., Series 1992,
                                                      2.600% 12/01/22                                    500,000       500,000

                                                                                VARIABLE RATE DEMAND NOTES TOTAL     9,400,000

                                                  TOTAL SHORT-TERM OBLIGATIONS
                                                  (COST OF $9,400,000)                                               9,400,000

                                                  TOTAL INVESTMENTS - 98.7%
                                                  (COST OF $431,981,564) (j)                                       462,726,753

                                                  OTHER ASSETS & LIABILITIES, NET - 1.3%                             6,127,075

                                                  NET ASSETS - 100.0%                                              468,853,828

NOTES TO INVESTMENT PORTFOLIO:

(a)  Zero coupon bond.

                                 See Accompanying Notes to Financial Statements.

(b) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At October 31, 2005, the value of these securities amounted to $6,118,781 which represents 1.3% of net assets.

Additional information on these restricted securities is as of follows:

                                                          ACQUISITION    ACQUISITION
SECURITY                                                     DATE           COST
-------------------------------------------------------------------------------------
CA ABAG Finance Authority for Nonprofit Corps.,
 Eskaton Gold River Lodge, Series 1998,
 6.375% 11/15/28                                           07/30/98      $  1,400,000
CA Statewide Communities Development Authority:
 Crossroads School of Arts & Sciences, Series 1998,
 6.000% 08/01/28                                           08/21/98         1,790,000
 Eskaton Village - Grass Valley, Series 2000,
 8.250% 11/15/31                                           09/08/00         2,470,000
                                                                         ------------
                                                                         $  5,660,000
                                                                         ------------

(c) The interest rate shown on floating or variable rate securities reflects the rate at October 31, 2005.

(d) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, the value of this security, which was not illiquid, represents 0.4% of net assets.

(e) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(f) The security, or a portion of the security, is pledged as collateral for open futures contracts. At October 31, 2005, the total market value of securities pledged amounted to $600,644.

(g) The issuer has filed for bankruptcy protection under Chapter 11 and is in default of certain debt covenants. Income is not being accrued. At October 31, 2005, the value of this security represents less than 0.1% of net assets.

(h)  Security purchased on a delayed delivery basis.

(i) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2005.

(j)  Cost for federal income tax purposes is $431,861,501.

     At October 31, 2005, the Fund held the following open long futures contracts:

                       NUMBER OF                  AGGREGATE      EXPIRATION     UNREALIZED
        TYPE           CONTRACTS      VALUE       FACE VALUE        DATE       DEPRECIATION
-------------------------------------------------------------------------------------------
U.S Treasury Bonds         76      $ 8,509,625   $  8,588,418      Dec-2005     $ (78,793)
                                                                                ---------

At October 31, 2005, the composition of the Fund by revenue source is as follows:

                                                                    % OF
HOLDINGS BY REVENUE SOURCE (UNAUDITED)                           NET ASSETS
--------------------------------------------------------------------------------
Tax-Backed                                                            48.8%
Utilities                                                             14.7
Other                                                                 14.7
Health Care                                                            5.2
Transportation                                                         4.7
Housing                                                                4.5
Education                                                              2.9
Other Revenue                                                          0.8
Resource Recovery                                                      0.4
Investment Company                                                     0.0
Short-Term Obligations                                                 2.0
Other Assets & Liabilities, Net                                        1.3
                                                                      ----
                                                                       100%
                                                                      ====

See Accompanying Notes to Financial Statements.

ACRONYM                    NAME
---------------------------------------------------------------------
AMBAC                      Ambac Assurance Corp.
AMT                        Alternative Minimum Tax
COP                        Certificate of Participation
FGIC                       Financial Guaranty Insurance Co.
FHA                        Federal Housing Administration
FNMA                       Federal National Mortgage Association
FSA                        Financial Security Assurance, Inc.
GNMA                       Government National Mortgage Association
IFRN                       Inverse Floating Rate Note
MBIA                       MBIA Insurance Corp.
XLC                        XL Capital Assurance, Inc.

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2005                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                                       (a) ($)
------------------------------------------------------------------------------------------------------------------------------
                                    ASSETS        Investments, at cost                                             431,981,564
                                                                                                                   -----------
                                                  Investments, at value                                            462,726,753
                                                  Cash                                                                  84,486
                                                  Receivable for:
                                                   Investments sold                                                  2,658,525
                                                   Fund shares sold                                                    277,575
                                                   Interest                                                          6,120,104
                                                   Futures variation margin                                             11,875
                                                  Deferred Trustees' compensation plan                                  19,583
                                                  Other assets                                                         104,113
                                                                                                                   -----------
                                                     Total Assets                                                  472,003,014

                               LIABILITIES        Payable for:
                                                   Investments purchased on a delayed delivery basis                   814,853
                                                   Fund shares repurchased                                             684,574
                                                   Distributions                                                       923,069
                                                   Investment advisory fee                                             202,939
                                                   Transfer agent fee                                                   28,989
                                                   Pricing and bookkeeping fees                                         13,679
                                                   Merger costs                                                         46,362
                                                   Custody fee                                                           2,000
                                                   Distribution and service fees                                        84,338
                                                   Chief compliance officer expenses and fees                              751
                                                  Deferred Trustees' fees                                               19,583
                                                  Other liabilities                                                    328,049
                                                                                                                   -----------
                                                     Total Liabilities                                               3,149,186

                                                                                                      NET ASSETS   468,853,828

                 COMPOSITION OF NET ASSETS        Paid-in capital                                                  436,885,081
                                                  Undistributed net investment income                                  329,495
                                                  Accumulated net realized gain                                        972,856
                                                  Net unrealized appreciation (depreciation) on:
                                                   Investments                                                      30,745,189
                                                   Futures contracts                                                   (78,793)
                                                                                                                   -----------
                                                                                                      NET ASSETS   468,853,828

                                   CLASS A        Net assets                                                       303,485,610
                                                  Shares outstanding                                                39,981,866
                                                  Net asset value per share                                               7.59(b)
                                                  Maximum offering price per share ($7.59/0.9525)                         7.97(c)

                                   CLASS B        Net assets                                                        30,326,635
                                                  Shares outstanding                                                 3,995,275
                                                  Net asset value and offering price per share                            7.59(b)

                                   CLASS C        Net assets                                                        17,062,631
                                                  Shares outstanding                                                 2,247,857
                                                  Net asset value and offering price per share                            7.59(b)

                                   CLASS Z        Net assets                                                       117,978,952
                                                  Shares outstanding                                                15,542,833
                                                  Net asset value, offering and redemption price per share                7.59

(a)  Class Z shares were initially offered on September 19, 2005.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(c)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2005          COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                                           ($)
------------------------------------------------------------------------------------------------------------------------------
                         INVESTMENT INCOME        Interest                                                          12,943,421

                                  EXPENSES        Investment advisory fee                                            1,324,233
                                                  Distribution fee:
                                                   Class B                                                             199,301
                                                   Class C                                                             109,041
                                                  Service fee:
                                                   Class A                                                             455,720
                                                   Class B                                                              57,718
                                                   Class C                                                              31,604
                                                  Transfer agent fee                                                   161,925
                                                  Pricing and bookkeeping fees                                          91,103
                                                  Trustees' fees                                                        14,338
                                                  Custody fee                                                           12,082
                                                  Merger costs                                                          46,362
                                                  Chief compliance officer expenses and fees (See Note 4)                5,984
                                                  Non-recurring costs (See Note 8)                                       4,462
                                                  Other expenses                                                       126,325
                                                                                                                   -----------
                                                   Total Expenses                                                    2,640,198
                                                  Fees waived by Distributor - Class C                                 (43,607)
                                                  Fees waived by Transfer Agent                                         (6,621)
                                                  Non-recurring costs assumed by Investment Advisor (See Note 8)        (4,462)
                                                  Custody earnings credit                                               (1,554)
                                                                                                                   -----------
                                                   Net Expenses                                                      2,583,954
                                                                                                                   -----------
                                                  Net Investment Income                                             10,359,467

NET REALIZED AND UNREALIZED GAIN (LOSS) ON        Net realized gain on:
         INVESTMENTS AND FUTURES CONTRACTS         Investments                                                       2,276,937
                                                   Futures contracts                                                   128,547
                                                                                                                   -----------
                                                     Net realized gain                                               2,405,484
                                                  Net change in unrealized appreciation (depreciation) on:
                                                   Investments                                                     (11,691,361)
                                                   Futures contracts                                                   201,294
                                                                                                                   -----------
                                                     Net change in unrealized appreciation (depreciation)          (11,490,067)
                                                                                                                   -----------
                                                  Net Loss                                                          (9,084,583)
                                                                                                                   -----------
                                                  Net Increase in Net Assets from Operations                         1,274,884

                                 See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                                    --------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                                  2005 (a) ($)    2004 ($)
------------------------------------------------------------------------------------------------------------------------------
                                OPERATIONS   Net investment income                                    10,359,467     9,980,229
                                             Net realized gain (loss) on investments and futures
                                              contracts                                                2,405,484      (697,479)
                                             Net change in unrealized appreciation (depreciation)
                                              on investments and futures contracts                   (11,490,067)    6,963,229
                                                                                                    --------------------------
                                             Net Increase from Operations                              1,274,884    16,245,979

    DISTRIBUTIONS DECLARED TO SHAREHOLDERS   From net investment income:
                                              Class A                                                 (8,375,142)   (8,177,625)
                                              Class B                                                   (861,846)   (1,055,904)
                                              Class C                                                   (514,845)     (580,088)
                                              Class Z                                                   (602,641)           --
                                             From net realized gains:
                                              Class A                                                         --    (4,374,868)
                                              Class B                                                         --      (754,999)
                                              Class C                                                         --      (380,517)
                                                                                                    --------------------------
                                             Total Distributions Declared to Shareholders            (10,354,474)  (15,324,001)

                        SHARE TRANSACTIONS   Class A:
                                              Subscriptions                                            9,803,988     9,941,419
                                              Proceeds received in connection with merger            119,131,823            --
                                              Distributions reinvested                                 4,697,774     7,041,670
                                              Redemptions                                            (24,126,344)  (30,096,128)
                                                                                                    --------------------------
                                                Net Increase (Decrease)                              109,507,241   (13,113,039)
                                             Class B:
                                              Subscriptions                                            1,001,661     1,059,679
                                              Proceeds received in connection with merger              8,070,966            --
                                              Distributions reinvested                                   551,458     1,218,645
                                              Redemptions                                             (7,269,867)  (12,480,584)
                                                                                                    --------------------------
                                                Net Increase (Decrease)                                2,354,218   (10,202,260)
                                             Class C:
                                              Subscriptions                                            2,058,829     2,176,274
                                              Proceeds received in connection with merger              3,784,628            --
                                              Distributions reinvested                                   254,611       592,234
                                              Redemptions                                             (2,937,263)   (6,743,287)
                                                                                                    --------------------------
                                                Net Increase (Decrease)                                3,160,805    (3,974,779)
                                             Class Z:
                                              Subscriptions                                            1,968,938            --
                                              Proceeds received in connection with merger            120,279,560            --
                                              Distributions reinvested                                    12,266            --
                                              Redemptions                                             (2,070,944)           --
                                                                                                    --------------------------
                                                Net Increase                                         120,189,820            --
                                             Net Increase (Decrease) from Share Transactions         235,212,084   (27,290,078)
                                                                                                    --------------------------
                                                  Total Increase (Decrease) in Net Assets            226,132,494   (26,368,100)

                                NET ASSETS   Beginning of period                                     242,721,334   269,089,434
                                             End of period                                           468,853,828   242,721,334
                                             Undistributed net investment income at end of period        329,495       206,814

(a)  Class Z shares were initially offered on September 19, 2005.

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                                    --------------------------
                                                                                                      2005 (a)          2004
------------------------------------------------------------------------------------------------------------------------------
                         CHANGES IN SHARES        Class A:
                                                   Subscriptions                                       1,271,984     1,301,237
                                                   Issued in connection with merger                   15,419,571            --
                                                   Issued for distributions reinvested                   610,303       921,074
                                                   Redemptions                                        (3,133,734)   (3,956,104)
                                                                                                    --------------------------
                                                     Net Increase (Decrease)                          14,168,124    (1,733,793)
                                                  Class B:
                                                   Subscriptions                                         129,852       138,730
                                                   Issued in connection with merger                    1,044,184            --
                                                   Issued for distributions reinvested                    71,621       159,213
                                                   Redemptions                                          (944,042)   (1,639,009)
                                                                                                    --------------------------
                                                     Net Increase (Decrease)                             301,615    (1,341,066)
                                                  Class C:
                                                   Subscriptions                                         266,655       284,574
                                                   Issued in connection with merger                      489,385            --
                                                   Issued for distributions reinvested                    33,068        77,406
                                                   Redemptions                                          (380,880)     (892,028)
                                                                                                    --------------------------
                                                     Net Increase (Decrease)                             408,228      (530,048)
                                                  Class Z:
                                                   Subscriptions                                         256,599            --
                                                   Issued in connection with merger                   15,555,622            --
                                                   Issued for distributions reinvested                     1,608            --
                                                   Redemptions                                          (270,996)           --
                                                                                                    --------------------------
                                                     Net Increase                                     15,542,833            --

(a)  Class Z shares were initially offered on September 19, 2005.

                                 See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2005                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NOTE 1. ORGANIZATION

Columbia California Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. On September 16, 2005, the Nations California Municipal Bond Fund merged into the Columbia California Tax-Exempt Fund. The newly combined Fund was then reorganized as a series of Columbia Funds Series Trust I. Prior to such date, the Fund was a series of Columbia Funds Trust V.

INVESTMENT GOAL

The Fund seeks as high a level of after-tax total return, as is consistent with prudent risk.

FUND SHARES

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure. Class Z shares commenced operations on September 19, 2005.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within twelve months on an original purchase of $1 million to $25 million. Class B shares purchases of less than $50,000 are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at October 31, 2005 Columbia California Tax-Exempt Fundfair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

DELAYED DELIVERY SECURITIES

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended October 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, non-deductible merger fees and market discount reclassifications adjustments were identified and reclassified among the components of the Fund's net assets as follows:

   UNDISTRIBUTED          ACCUMULATED
   NET INVESTMENT         NET REALIZED             PAID-IN
      INCOME                 GAIN                  CAPITAL
----------------------------------------------------------------
    $   117,688             $   101              $  (117,789)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 were as follows:

                               OCTOBER 31, 2005     OCTOBER 31, 2004
-----------------------------------------------------------------------
    Tax-Exempt Income           $    10,343,019      $     9,816,129
    Ordinary Income*                     11,455              535,761
    Long-Term Capital Gains                  --            4,972,111

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:

    UNDISTRIBUTED    UNDISTRIBUTED    UNDISTRIBUTED
     TAX-EXEMPT        ORDINARY         LONG-TERM       NET UNREALIZED
       INCOME           INCOME        CAPITAL GAINS      APPRECIATION*
-------------------------------------------------------------------------
     $ 1,153,614        $   --         $ 1,947,574       $ 30,865,252

* The differences between book-basis and tax-basis net unrealized appreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at October 31, 2005, based on cost of investments for federal income tax purposes, was:

    Unrealized appreciation                     $  33,856,117
    Unrealized depreciation                        (2,990,865)
                                                -------------
     Net unrealized appreciation                $  30,865,252

Capital loss carryforwards of $732,284 were utilized during the year ended October 31, 2005.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund, Columbia Connecticut Tax-Exempt Fund, Columbia Massachusetts Tax-Exempt Fund and Columbia New York Tax-Exempt Fund as follows:

      AVERAGE DAILY NET ASSETS      ANNUAL FEE RATE
 ----------------------------------------------------------
          First $1 billion                0.50%
      $1 billion to $3 billion            0.45%
           Over $3 billion                0.40%

For the year ended October 31, 2005, the Fund's effective investment advisory fee rate was 0.50%.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives from the Fund an annual flat fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average daily net assets of the Fund for that month. The Fund also pays additional fees for pricing services based on the number of securities held by the Fund.

For the year ended October 31, 2005, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.034%.

TRANSFER AGENT FEE

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds Services, Inc. was renamed Columbia Management Services, Inc. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

For the period from September 1, 2005 through October 31, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees to reflect reduced contractual fees that will be charged to the Fund effective November 1, 2005. For the year ended October 31, 2005, the Transfer Agent waived fees of $6,621 for the Fund.

For the year ended October 31, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.06%.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. For the year ended October 31, 2005, the Distributor has retained net underwriting discounts of $20,354 on sales of the Fund's Class A shares and net CDSC fees of $49,852 and $676 on Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor. The service fee is equal to 0.10% annually of the net assets attributable to Class A, Class B and Class C shares of the Fund issued prior to December 1, 1994 and 0.25% annually of the net assets attributable to Class A, Class B and Class C shares issued thereafter.This arrangement results in a service fee between the 0.10% and 0.25% annual rates. For the year ended October 31, 2005, the Fund's effective service fee rate was 0.22%.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

CUSTODY CREDITS

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

OTHER

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended October 31, 2005, the Fund paid $1,738 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

NOTE 5. PORTFOLIO INFORMATION

For the year ended October 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $17,538,924 and $38,328,343, respectively.

NOTE 6. LINE OF CREDIT

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations. For the year ended October 31, 2005, the Fund did not borrow under this arrangement.

NOTE 7. SHARES OF BENEFICIAL INTEREST

As of October 31, 2005, the Fund had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

     NUMBER OF OUTSTANDING          % OF SHARES
         SHAREHOLDERS             OUTSTANDING HELD
------------------------------------------------------
              1                        24.3%

NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated AAA by Moody's Investors Services, Inc. At October 31, 2005, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

              INSURER                 % OF TOTAL INVESTMENTS
-----------------------------------------------------------------
       MBIA Insurance Corp.                   21.1%
       Ambac Assurance Corp.                  17.2
 Financial Security Assurance, Inc.           12.2
  Financial Guaranty Insurance Co.             9.4

GEOGRAPHIC CONCENTRATION

The Fund has greater than 5% of its total investments on October 31, 2005 invested in debt obligations issued by California and Puerto Rico and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the specific state's or territory's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

INDUSTRY FOCUS

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

ISSUER FOCUS

As a non-diversified fund, the Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.

(the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Funds or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Columbia Funds and Columbia. The lawsuit alleged that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs alleged that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. Plaintiffs filed a notice of voluntary dismissal of the lawsuit as to all defendants and all claims, without prejudice, which was so-ordered by the judge on or about November 9, 2005.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed.

For the year ended October 31, 2005, Columbia has assumed $4,462 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

NOTE 9. BUSINESS COMBINATIONS AND MERGERS

On September 16, 2005, the Nations California Municipal Bond Fund merged into the Columbia California Tax-Exempt Fund. The Columbia California Tax-Exempt Fund received a tax-free transfer of assets from Nations California Municipal Bond Fund as follows:

       SHARES              NET ASSETS           UNREALIZED
       ISSUED               RECEIVED           APPRECIATION*
-----------------------------------------------------------------
     32,508,762          $ 251,266,977         $ 16,130,077

                         NET ASSETS OF
    NET ASSETS OF      NATIONS CALIFORNIA
      COLUMBIA           MUNICIPAL BOND         NET ASSETS OF
   CALIFORNIA TAX-           FUND            COLUMBIA CALIFORNIA
    EXEMPT FUND           IMMEDIATELY          TAX-EXEMPT FUND
      PRIOR TO             PRIOR TO                 AFTER
     COMBINATION          COMBINATION            COMBINATION
-------------------------------------------------------------------
    $ 229,277,193        $ 251,266,977           $ 480,544,170

* Unrealized appreciation is included in the Net Assets Received.

FINANCIAL HIGHLIGHTS
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                        PERIOD
                                                                         ENDED
                                      YEAR ENDED OCTOBER 31,       OCTOBER 31,                     YEAR ENDED JANUARY 31,
CLASS A SHARES                           2005             2004         2003(a)             2003           2002              2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $      7.74      $      7.70     $      7.63      $      7.59    $      7.68       $      6.92

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.31(b)          0.31(b)         0.23(b)          0.33(b)        0.34(b)(c)        0.35(d)
Net realized and unrealized
gain (loss) on investments
and futures contracts                   (0.15)            0.20            0.07             0.08           0.01(c)           0.77
                                  -----------      -----------     -----------      -----------    -----------       -----------
Total from Investment
Operations                               0.16             0.51            0.30             0.41           0.35              1.12

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.31)           (0.31)          (0.23)           (0.33)         (0.32)            (0.35)
From net realized gains                    --            (0.16)             --            (0.04)         (0.12)            (0.01)
                                  -----------      -----------     -----------      -----------    -----------       -----------
Total Distributions Declared
to Shareholders                         (0.31)           (0.47)          (0.23)           (0.37)         (0.44)            (0.36)

NET ASSET VALUE, END OF PERIOD    $      7.59      $      7.74     $      7.70      $      7.63    $      7.59       $      7.68
Total return (e)                         2.05%(f)         6.81%           3.96%(g)         5.46%          4.70%            16.49%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                             0.90%            0.87%           0.98%(i)         0.93%          0.91%             0.89%
Net investment income (h)                4.00%            4.07%           4.04%(i)         4.27%          4.42%(c)          4.79%
Waiver/reimbursement                       --%(j)           --              --               --             --                --
Portfolio turnover rate                     7%               4%              9%(g)           10%             7%                9%
Net assets, end of
period (000's)                    $   303,486      $   199,877     $   212,086      $   220,494    $   228,430       $   212,839

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 4.41% to 4.42%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for the period prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f) Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                        PERIOD
                                                                         ENDED
                                     YEAR ENDED OCTOBER 31,        OCTOBER 31,                 YEAR ENDED JANUARY 31,
CLASS B SHARES                           2005             2004         2003(a)             2003           2002              2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $      7.74      $      7.70     $      7.63      $      7.59    $      7.68       $      6.92

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.25(b)          0.25(b)         0.19(b)          0.27(b)        0.28(b)(c)        0.29(d)
Net realized and unrealized
gain (loss) on investments
and futures contracts                   (0.15)            0.20            0.07             0.08           0.02(c)           0.77
                                  -----------      -----------     -----------      -----------    -----------       -----------
Total from Investment
Operations                               0.10             0.45            0.26             0.35           0.30              1.06

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.25)           (0.25)          (0.19)           (0.27)         (0.29)            (0.29)
From net realized gains                    --            (0.16)             --            (0.04)         (0.10)            (0.01)
                                  -----------      -----------     -----------      -----------    -----------       -----------
Total Distributions Declared
to Shareholders                         (0.25)           (0.41)          (0.19)           (0.31)         (0.39)            (0.30)

NET ASSET VALUE, END OF PERIOD    $      7.59      $      7.74     $      7.70      $      7.63    $      7.59       $      7.68
Total return (e)                         1.29%(f)         6.01%           3.38%(g)         4.68%          3.94%            15.63%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                             1.65%            1.62%           1.73%(i)         1.68%          1.66%             1.64%
Net investment income (h)                3.25%            3.32%           3.29%(i)         3.52%          3.67%(c)          4.04%
Waiver/reimbursement                       --%(j)           --              --               --             --                --
Portfolio turnover rate                     7%               4%              9%(g)           10%             7%                9%
Net assets, end of
period (000's)                    $    30,327       $   28,600     $    38,760      $    43,436    $    47,989       $    68,414

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.66% to 3.67%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for the period prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.
(j)  Rounds to less than 0.01%.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

                                                                        PERIOD
                                                                         ENDED
                                      YEAR ENDED OCTOBER 31,       OCTOBER 31,                  YEAR ENDED JANUARY 31,
CLASS C SHARES                           2005             2004         2003(a)             2003           2002              2001
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF PERIOD               $      7.74      $      7.70     $      7.63      $      7.59    $      7.68       $      6.92

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income                    0.27(b)          0.28(b)         0.21(b)          0.29(b)        0.31(b)(c)        0.32(d)
Net realized and unrealized
gain (loss) on investments
and futures contracts                   (0.15)            0.19            0.06             0.08           0.01(c)           0.77
                                  -----------      -----------     -----------      -----------    -----------       -----------
Total from Investment
Operations                               0.12             0.47            0.27             0.37           0.32              1.09

LESS DISTRIBUTIONS
DECLARED TO SHAREHOLDERS:
From net investment income              (0.27)           (0.27)          (0.20)           (0.29)         (0.30)            (0.32)
From net realized gains                    --            (0.16)             --            (0.04)         (0.11)            (0.01)
                                  -----------      -----------     -----------      -----------    -----------       -----------
Total Distributions Declared
to Shareholders                         (0.27)           (0.43)          (0.20)           (0.33)         (0.41)            (0.33)

NET ASSET VALUE, END OF PERIOD    $      7.59      $      7.74     $      7.70      $      7.63    $      7.59       $      7.68
Total return (e) (f)                     1.59%            6.33%           3.61%(g)         4.99%          4.24%            15.97%

RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Expenses (h)                             1.35%            1.32%           1.43%(i)         1.38%          1.36%             1.34%
Net investment income (h)                3.55%            3.62%           3.59%(i)         3.82%          3.97%(c)          4.34%
Waiver/reimbursement                     0.30%            0.30%           0.30%(i)         0.30%          0.30%             0.30%
Portfolio turnover rate                     7%               4%              9%(g)           10%             7%                9%
Net assets, end of
period (000's)                    $    17,063      $    14,244     $    18,244      $    23,686    $    26,354       $     5,872

(a)  The Fund changed its fiscal year end from January 31 to October 31.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended January 31, 2002, was to increase the ratio of net investment income to average net assets from 3.96% to 3.97%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for the period prior to January 31, 2002 have not been restated to reflect this change in presentation.
(d) The per share net investment income amount does not reflect the period's reclassifications of differences between book and tax basis net investment income.
(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(f) Had the Distributor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.
(g)  Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)  Annualized.

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD IS AS FOLLOWS:

                                                                                PERIOD ENDED
                                                                                 OCTOBER 31,
CLASS Z SHARES                                                                       2005(a)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $       7.73

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                                               0.04
Net realized and unrealized loss on investments and futures contracts                  (0.14)
                                                                                ------------
Total from Investment Operations                                                       (0.10)

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                             (0.04)

NET ASSET VALUE, END OF PERIOD                                                  $       7.59
Total return (c) (d) (e)                                                               (1.28)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (f) (g)                                                                        0.58%
Net investment income (f) (g)                                                           4.29%
Waiver/reimbursement (g)                                                                  --%(h)
Portfolio turnover rate                                                                    7%
Net assets, end of period (000's)                                               $    117,979

(a) Class Z shares were initially offered on September 19, 2005. Per share data and total return reflect activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d)  Not annualized.
(e) Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g)  Annualized.
(h)  Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TO THE TRUSTEES OF COLUMBIA FUNDS SERIES TRUST I AND THE SHAREHOLDERS OF COLUMBIA CALIFORNIA TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia California Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at October 31, 2005, and the results of its operations for the year ended October 31, 2005 and the changes in its net assets and the financial highlights for the years ended October 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Fund for the fiscal periods ending on or prior to October 31, 2003 were audited by other independent accountants, whose report dated December 9, 2003 expressed an unqualified opinion on those highlights.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2005

UNAUDITED INFORMATION
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended October 31, 2005, the Fund designates long-term capital gains of $1,947,574.

99.89% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

TRUSTEES
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)        IN COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

DOUGLAS A. HACKER (age 49)                          Executive Vice President-Strategy of United Airlines (airline) since December,
P.O. Box 66100                                      2002 (formerly President of UAL Loyalty Services (airline) from September, 2001
Chicago, IL 60666                                   to December, 2002; Executive Vice President and Chief Financial Officer of
Trustee (since 1996)                                United Airlines from July, 1999 to September, 2001; Senior Vice
                                                    President-Finance from March, 1993 to July, 1999). Oversees 84, Nash Finch
                                                    Company (food distributor)

JANET LANGFORD KELLY (age 47)                       Partner, Zelle, Hofmann,Voelbel, Mason & Gette LLP (law firm) since March, 2005;
9534 W. Gull Lake Drive                             Adjunct Professor of Law, Northwestern University, since September, 2004
Richland, MI 49083-8530                             (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding
Trustee (since 1996)                                Corporation (consumer goods), from September, 2003 to March, 2004; Executive
                                                    Vice President-Corporate Development and Administration, General Counsel and
                                                    Secretary, Kellogg Company (food manufacturer), from September, 1999 to August,
                                                    2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation
                                                    (branded, packaged, consumer-products manufacturer) from January, 1995 to
                                                    September, 1999). Oversees 86, None

RICHARD W. LOWRY (age 69)                           Private Investor since August, 1987 (formerly Chairman and Chief Executive
10701 Charleston Drive                              Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees
Vero Beach, FL 32963                                89(3), None
Trustee (since 1995)

CHARLES R.NELSON (age 62)                           Professor of Economics, University of Washington, since January, 1976; Ford and
Department of Economics                             Louisa Van Voorhis Professor of Political Economy, University of Washington,
University of Washington                            since September, 1993 (formerly Director, Institute for Economic Research,
Seattle, WA 98195                                   University of Washington from September, 2001 to June, 2003) Adjunct Professor
Trustee (since 1981)                                of Statistics, University of Washington, since September, 1980; Associate
                                                    Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 86, None

JOHN J.NEUHAUSER (age 63)                           Academic Vice President and Dean of Faculties since August, 1999, Boston College
84 College Road                                     (formerly Dean Boston College School of Management from September, 1977 to
Chestnut Hill, MA 02467-3838                        August, 1999). Oversees 89(3), Saucony, Inc. (athletic footwear)
Trustee (since 1985)

PATRICK J. SIMPSON (age 61)                         Partner, Perkins Coie L.L.P. (law firm). Oversees 86, None
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128
Trustee (since 2000)

NAME, ADDRESS AND AGE, POSITION WITH FUNDS,         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS
YEAR FIRST ELECTED OR APPOINTED TO OFFICE(1)        IN COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER DIRECTORSHIPS HELD
DISINTERESTED TRUSTEES

THOMAS E. STITZEL (age 69)                          Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999,
2208 Tawny Woods Place                              College of Business, Boise State University); Chartered Financial Analyst.
Boise, ID 83706                                     Oversees 86, None
Trustee (since 1998)

THOMAS C. THEOBALD (age 68)                         Partner and Senior Advisor, Chicago Growth Partners (private equity investing)
8 Sound Shore Drive,                                since September, 2004 (formerly Managing Director, William Blair Capital
Suite 285                                           Partners (private equity investing) from September, 1994 to September, 2004).
Greenwich, CT 06830                                 Oversees 86, Anixter International (network support equipment distributor);
Trustee and Chairman of the Board(4)                Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate
(since 1996)                                        management services) and Ambac Financial Group (financial guaranty insurance)

ANNE-LEE VERVILLE (age 60)                          Retired since 1997 (formerly General Manager, Global Education Industry, IBM
359 Stickney Hill Road                              Corporation (computer and technology) from 1994 to 1997). Oversees 86, Chairman
Hopkinton, NH 03229                                 of the Board of Directors, Enesco Group, Inc. (designer, importer and
Trustee (since 1998)                                distributor of giftware and collectibles)

RICHARD L.WOOLWORTH (age 64)                        Retired since December 2003 (formerly Chairman and Chief Executive Officer, The
100 S.W.Market Street #1500                         Regence Group (regional health insurer); Chairman and Chief Executive Officer,
Portland, OR 97207                                  BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young &
Trustee (since 1991)                                Company). Oversees 86, Northwest Natural Gas Co. (natural gas service provider)

INTERESTED TRUSTEE

WILLIAM E.MAYER(2) (age 65)                         Partner, Park Avenue Equity Partners (private equity) since February, 1999
399 Park Avenue                                     (formerly Partner, Development Capital LLC from November, 1996 to February,
Suite 3204                                          1999). Oversees 89(3), Lee Enterprises (print media), WR Hambrecht + Co.
New York, NY 10022                                  (financial service provider); Reader's Digest (publishing); OPENFIELD Solutions
Trustee (since 1994)                                (retail industry technology provider)

(1) In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L.Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.
(2) Mr.Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.
(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.
(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

     The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

NAME, ADDRESS AND AGE, POSITION WITH COLUMBIA
FUNDS, YEAR FIRST ELECTED OR APPOINTED TO OFFICE       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
CHRISTOPHER L. WILSON (age 48)                         Head of Mutual Funds since August, 2004 and Managing Director of
One Financial Center                                   the Advisor since September, One Financial Center 2005; President
Boston, MA 02111                                       of the Columbia Funds, Liberty Funds and Stein Roe Funds since
President (since 2004)                                 October, 2004; Boston, MA 02111 President and Chief Executive
                                                       Officer of the Nations Funds since January, 2005; President of the President (since 2004) Galaxy Funds since April, 2005;
                                                       Director of Bank of America Global Liquidity Funds, plc since
                                                       May, 2005; Director of Banc of America Capital Management
                                                       (Ireland), Limited since May, 2005; Director of FIM Funding, Inc.
                                                       since January, 2005; Senior Vice President of Columbia Management
                                                       Distributors, Inc. since January, 2005; Director of Columbia
                                                       Management Services, Inc. since January, 2005 (formerly Senior
                                                       Vice President of Columbia Management from January, 2005 to
                                                       August, 2005; Senior Vice President of BACAP Distributors LLC
                                                       from January, 2005 to July, 2005; President and Chief Executive
                                                       Officer, CDC IXIS Asset Management Services, Inc. from September,
                                                       1998 to August, 2004).

J. KEVIN CONNAUGHTON (age 41)                          Treasurer of the Columbia Funds since October, 2003 and of the
One Financial Center                                   Liberty Funds, Stein Roe Funds One Financial Center and All-Star
Boston, MA 02111                                       Funds since December, 2000; Managing Director of the Advisor since
Treasurer (since 2000)                                 September, 2005 Boston, MA 02111 (formerly Vice President of
                                                       Columbia Management from April, 2003 to August, 2005; President of Treasurer (since 2000) the Columbia Funds, Liberty Funds and
                                                       Stein Roe Funds from February, 2004 to October, 2004; Chief
                                                       Accounting Officer and Controller of the Liberty Funds and
                                                       All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds since September, 2002 (formerly Treasurer from December, 2002 to December, 2004 and President from
                                                       February, 2004 to December, 2004 of the Columbia Management
                                                       Multi-Strategy Hedge Fund, LLC; Vice President of Colonial
                                                       Management Associates, Inc. from February, 1998 to October,
                                                       2000).

MARY JOAN HOENE (age 56)                               Senior Vice President and Chief Compliance Officer of the
100 Federal Street                                     Columbia Funds, Liberty Funds, Stein Roe 100 Federal Street Funds
Boston, MA 02110                                       and All-Star Funds since August, 2004; Chief Compliance Officer
Senior Vice President and                              of the Columbia Management Boston, MA 02110 Multi-Strategy Hedge
Chief Compliance Officer                               Fund, LLC since August 2004; Chief Compliance Officer of the
(since 2004)                                           BACAP Alternative Multi-Strategy Hedge Fund LLC since October
                                                       2004 (formerly Partner, Carter, Ledyard & Milburn LLP Officer
                                                       (since 2004) from January, 2001 to August, 2004; Counsel, Carter,
                                                       Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice
                                                       President and Counsel, Equitable Life Assurance Society of the
                                                       United States from April, 1998 to November, 1999).

MICHAEL G. CLARKE (age 35)                             Chief Accounting Officer of the Columbia Funds, Liberty Funds,
One Financial Center                                   Stein Roe Funds and All-Star Funds since October, 2004; Managing
Boston, MA 02111                                       Director of the Advisor since September, 2005 (formerly
Chief Accounting Officer                               Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds
(since 2004)                                           and All-Star Funds from May, 2004 to October, 2004; Assistant
                                                       Treasurer from June, 2002 to May, 2004; Vice President, Product
                                                       Strategy & Development of the Liberty Funds and Stein Roe Funds
                                                       from February, 2001 to June, 2002; Assistant Treasurer of the
                                                       Liberty Funds, Stein Roe Funds and the All-Star Funds from
                                                       August, 1999 to February, 2001; Audit Manager,Deloitte & Touche
                                                       LLP from May, 1997 to August, 1999).

JEFFREY R. COLEMAN (age 36)                            Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds
One Financial Center                                   and All-Star Funds since October, 2004 (formerly Vice President
Boston, MA 02111                                       of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer
Controller (since 2004)                                of the CDC Nvest Funds and Loomis Sayles Funds from February,
                                                       2003 to September, 2004; Assistant Vice President of CDC IXIS
                                                       Asset Management Services, Inc. and Assistant Treasurer of the
                                                       CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. SCOTT HENDERSON (age 46)                            Secretary of the Columbia Funds, Liberty Funds and Stein Roe
One Financial Center                                   Funds since December, 2004 (formerly Of Counsel, Bingham
Boston, MA 02111                                       McCutchen from April, 2001 to September, 2004; Executive Director
Secretary (since 2004)                                 and General Counsel, Massachusetts Pension Reserves Investment
                                                       Management Board from September, 1997 to March, 2001).

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE FUNDS UNDER THE AGREEMENTS. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

INVESTMENT PERFORMANCE OF THE FUNDS AND COLUMBIA. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

THE COSTS OF THE SERVICES PROVIDED AND PROFITS REALIZED BY COLUMBIA AND ITS AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUNDS. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and reductions of expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

OTHER FACTORS. The Trustees also considered other factors, which included but were not limited to the following:

- the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

- the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

- so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

- the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

SUMMARY OF MANAGEMENT FEE EVALUATION
BY INDEPENDENT FEE CONSULTANT
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

                    PREPARED PURSUANT TO THE FEBRUARY 9, 2005
                           ASSURANCE OF DISCONTINUANCE
                              BETWEEN THE OFFICE OF
                     ATTORNEY GENERAL OF NEW YORK STATE AND
                     COLUMBIA MANAGEMENT ADVISORS, INC. AND
                        COLUMBIA FUNDS DISTRIBUTOR, INC.

                                OCTOBER 11, 2005

I. OVERVIEW

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. DUTIES OF THE INDEPENDENT FEE CONSULTANT

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ...
Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a) Management fees (including any components thereof) charged by other mutual fund companies for like services;

b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)   Profit margins of CMA and its affiliates from supplying such services;

e)   Possible economies of scale as the CMA fund grows larger; and

f) The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. SOURCES OF INFORMATION USED IN MY EVALUATION

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1. I collected data on performance, management fees, and expense ratios of both Columbia Funds and

(1) Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

     comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.   I have reviewed data on the organizational structure of CMG in general.

4. I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. QUALIFICATIONS AND INDEPENDENCE

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. GENERAL CONSIDERATIONS

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG MANAGEMENT INTERVIEWS

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG.

My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was 6 appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. TRUSTEES' FEE AND PERFORMANCE EVALUATION PROCESS

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.   5th Lipper quintile in actual management fee;

b.   5th Lipper quintile in total expense ratio;

c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

f. Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2. Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3. Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed.

     Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4. Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5. Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.


Respectfully submitted,
Erik R. Sirri

                               GROWTH FUNDS       Columbia Acorn Fund
                                                  Columbia Acorn Select
                                                  Columbia Acorn USA
                                                  Columbia Growth Stock Fund
                                                  Columbia Large Cap Growth Fund
                                                  Columbia Marsico 21st Century Fund
                                                  Columbia Marsico Focused Equities Fund
                                                  Columbia Marsico Growth Fund
                                                  Columbia Marsico Mid Cap Growth Fund
                                                  Columbia Mid Cap Growth Fund
                                                  Columbia Small Cap Growth Fund I
                                                  Columbia Small Cap Growth Fund II
                                                  Columbia Small Company Equity Fund
                                                  Columbia Tax-Managed Growth Fund

                                 CORE FUNDS       Columbia Common Stock Fund
                                                  Columbia Large Cap Core Fund
                                                  Columbia Small Cap Core Fund
                                                  Columbia Young Investor Fund

                                VALUE FUNDS       Columbia Disciplined Value Fund
                                                  Columbia Dividend Income Fund
                                                  Columbia Large Cap Value Fund
                                                  Columbia Mid Cap Value Fund
                                                  Columbia Small Cap Value Fund I
                                                  Columbia Small Cap Value Fund II
                                                  Columbia Strategic Investor

              ASSET ALLOCATION/HYBRID FUNDS       Columbia Asset Allocation Fund
                                                  Columbia Asset Allocation Fund II
                                                  Columbia Balanced Fund
                                                  Columbia Liberty Fund
                                                  Columbia LifeGoal(TM) Balanced Growth Portfolio
                                                  Columbia LifeGoal(TM) Growth Portfolio
                                                  Columbia LifeGoal(TM) Income Portfolio
                                                  Columbia LifeGoal(TM) Income and Growth Portfolio
                                                  Columbia Thermostat Fund

                                INDEX FUNDS       Columbia Large Cap Enhanced Core Fund
                                                  Columbia Large Cap Index Fund
                                                  Columbia Mid Cap Index Fund
                                                  Columbia Small Cap Index Fund

                            SPECIALTY FUNDS       Columbia Convertible Securities Fund
                                                  Columbia Real Estate Equity Fund
                                                  Columbia Technology Fund
                                                  Columbia Utilities Fund

                 GLOBAL/INTERNATIONAL FUNDS       Columbia Acorn International
                                                  Columbia Acorn International Select
                                                  Columbia Global Value Fund
                                                  Columbia Greater China Fund
                                                  Columbia International Stock Fund
                                                  Columbia International Value Fund
                                                  Columbia Marsico International Opportunities Fund
                                                  Columbia Multi-Advisor International Equity Fund
                                                  Columbia World Equity Fund

                         TAXABLE BOND FUNDS       Columbia Conservative High Yield Fund
                                                  Columbia Core Bond Fund
                                                  Columbia Federal Securities Fund
                                                  Columbia High Income Fund
                                                  Columbia High Yield Opportunity Fund
                                                  Columbia Income Fund
                                                  Columbia Intermediate Bond Fund
                                                  Columbia Intermediate Core Bond Fund
                                                  Columbia Short Term Bond Fund
                                                  Columbia Strategic Income Fund
                                                  Columbia Total Return Bond
                                                  Columbia U.S. Treasury Index Fund

                      TAX-EXEMPT BOND FUNDS       Columbia California Tax-Exempt Fund
                                                  Columbia CA Intermediate Municipal Bond Fund
                                                  Columbia Connecticut Tax-Exempt Fund
                                                  Columbia CT Intermediate Municipal Bond Fund
                                                  Columbia FL Intermediate Municipal Bond Fund
                                                  Columbia GA Intermediate Municipal Bond Fund
                                                  Columbia High Yield Municipal Fund
                                                  Columbia Intermediate Municipal Bond Fund
                                                  Columbia MA Intermediate Municipal Bond Fund
                                                  Columbia Massachusetts Tax-Exempt Fund
                                                  Columbia MD Intermediate Municipal Bond Fund
                                                  Columbia Municipal Income Fund
                                                  Columbia NC Intermediate Municipal Bond Fund
                                                  Columbia New York Tax-Exempt Fund
                                                  Columbia NJ Intermediate Municipal Bond Fund
                                                  Columbia NY Intermediate Municipal Bond Fund
                                                  Columbia OR Intermediate Municipal Bond Fund
                                                  Columbia RI Intermediate Municipal Bond Fund
                                                  Columbia SC Intermediate Municipal Bond Fund
                                                  Columbia Short Term Municipal Bond Fund
                                                  Columbia Tax-Exempt Fund
                                                  Columbia Tax-Exempt Insured Fund
                                                  Columbia TX Intermediate Municipal Bond Fund
                                                  Columbia VA Intermediate Municipal Bond Fund

                         MONEY MARKET FUNDS       Columbia Cash Reserves
                                                  Columbia CA Tax-Exempt Reserves
                                                  Columbia Government Reserves
                                                  Columbia Government Plus Reserves
                                                  Columbia MA Municipal Reserves
                                                  Columbia Money Market Reserves
                                                  Columbia Municipal Reserves
                                                  Columbia NY Tax-Exempt Reserves
                                                  Columbia Prime Reserves
                                                  Columbia Tax-Exempt Reserves
                                                  Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

IMPORTANT INFORMATION ABOUT THIS REPORT
                                             COLUMBIA CALIFORNIA TAX-EXEMPT FUND

TRANSFER AGENT
Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR
Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR
Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia California Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting record is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

[GRAPHIC]

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

COLUMBIA CALIFORNIA TAX-EXEMPT FUND  ANNUAL REPORT, OCTOBER 31, 2005              PRSRT STD
                                                                                U.S. POSTAGE
                                                                                    PAID
                                                                                HOLLISTON, MA
                                                                                PERMIT NO. 20


COLUMBIA MANAGEMENT.

(C) 2005 COLUMBIA MANAGEMENT DISTRIBUTORS, INC.
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
800.345.6611  www.columbiafunds.com


                                                            SHC-42/91744-1005 (12/05) 05/8881

                                                             COLUMBIA

                                                            TAX-EXEMPT

                                                            BOND FUNDS



                                                          ANNUAL REPORT

                                                         OCTOBER 31, 2005



                          [PHOTO OF MAN HOLDING A PEN]






PRESIDENT'S MESSAGE ____________________________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS



TABLE OF CONTENTS



ECONOMIC UPDATE .......................................................    1



COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND .................    2



COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND .............................    6



COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND ...............   10



COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND ..................   14



COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND ....................   18



COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND ................   22



FINANCIAL STATEMENTS ..................................................   26



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...............  141



UNAUDITED INFORMATION .................................................  142



TRUSTEES ..............................................................  143



OFFICERS ..............................................................  145



BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS ....  146



SUMMARY OF MANAGEMENT FEE EVALUATION BY INDEPENDENT FEE CONSULTANT ....  149



IMPORTANT INFORMATION ABOUT THIS REPORT ...............................  153



The views expressed in the President's Message and Portfolio Managers' Report

reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia

Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.



  NOT FDIC    MAY LOSE VALUE

  INSURED    NO BANK GUARANTEE





DEAR SHAREHOLDER:



[PHOTO OF CHRISTOPHER L. WILSON]



Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year,

we have integrated various components of Nations Funds, Galaxy Funds and

Columbia Funds, resulting in a single fund family under the Columbia name that covers a wide range of markets, sectors and asset classes. Our team of talented,

seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products, but also to enhance the breadth and availability of our services. In addition to expanding the level of services available to the funds, portfolio managers and shareholders, we have been able to achieve significant cost savings for the funds by aggregating our business.



In September, we made major inroads in the initiative to streamline our product offerings. This included merging several funds and renaming Nations Funds as

Columbia Funds, as well as consolidating the Nations and Columbia web sites.

Over the summer, we completed the service provider consolidation for shareholder servicing. As we work to complete the remaining product and service provider consolidations by the end of 2005, we remain committed to building a mutual fund business that helps you meet, and hopefully exceed, your personal financial goals. We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of

America, we understand that your trust must be continually earned and will remain focused on producing results for you. We will continue to strive for the highest standards of performance and service excellence.



All of these efforts have been undertaken to enable you, as a shareholder, to benefit from the execution of a consolidated business plan. We believe a more streamlined fund family with consistent performance and lower fees will provide the best opportunity for investment growth. We also believe that providing more robust services to you through multiple channels (Web, phones, voice response)

will be beneficial to you.



In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund managers on key factors that influenced performance. We encourage you to read the manager reports carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your financial goals on target in the years to come.



Sincerely,





/s/ Christopher L. Wilson



Christopher L. Wilson

President, Columbia Funds

Head of Mutual Funds, Columbia Management



Christopher L. Wilson is Head of Mutual Funds for Columbia Management and

responsible for the day-to-day delivery of mutual fund services to the firm's investors. Working closely with the legal and compliance teams, Chris oversees all aspects of the mutual fund services operation, including treasury,

investment accounting and shareholder and broker services. As President and CEO of Columbia Funds (formerly Nations, Galaxy and Columbia Funds), Chris serves as the primary interface to the Fund Boards. Chris joined Bank of America in 2004.






ECONOMIC UPDATE ________________________________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS

(Sidebar)

SUMMARY

FOR THE 12-MONTH PERIOD

ENDED OCTOBER 31, 2005



o     Investment-grade bonds chalked up modest gains as measured by the Lehman

      Brothers Aggregate Bond Index. High-yield bonds led the fixed income markets, as measured by the Merrill Lynch US High Yield, Cash Pay Index.



                  [UP ARROW]                  [UP ARROW]



                                               MERRILL

                 LEHMAN INDEX                LYNCH INDEX

                    1.13%                       3.96%



o     Despite bouts of volatility, the broad stock market generated a solid return for the period. The S&P 500 Index returned 8.72%. As the economy expanded, mid-cap value stocks were the market's strongest performers, as measured by the Russell MidCap Value Index.



                 [UP ARROW]                   [UP ARROW]



                S&P 500 INDEX               RUSSELL INDEX

                    8.72%                       19.50%



The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated non-convertible investment grade debt issues.



The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds.



The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.



The Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.





Despite two catastrophic hurricanes, record energy prices and rising interest rates, the US economy moved ahead at a healthy pace during the 12-month period that began November 1, 2004 and ended October 31, 2005. Gross domestic product expanded at an annualized rate of 3.60% as overall job growth helped buoy consumer spending and rising profits boosted business spending. Employment data was solid, even in light of Hurricanes Katrina and Rita. The economy added an average of 158,000 new jobs each month over the 12-month period, despite the loss of 8,000 jobs in September as a direct result of the Gulf Coast floods. In fact, the number of jobs lost was a fraction of an earlier estimate--and considerably lower than originally expected.



Energy prices weighed on economic growth as the period wore on. The first signs of relief came in September as the price of crude oil retreated from a record high of $69.81 a barrel. However, signs of slower growth had already cropped up in retail spending and industrial activity. Consumer confidence readings dipped in July, fell sharply in September and slipped again in October, according to the Conference Board. The decline was generally attributed to the recent hurricanes, expectations of a weakening labor market and sticker shock at the pump and at the season's first delivery of home heating oil.



Despite these setbacks, the latest data on the economy suggests that it has retained its vigor. Although the pace slowed in September, manufacturing activity remained strong, and business activity in non-manufacturing industries continued to expand. With the assistance from insurance funds, federal monies and charitable contributions, the Gulf region is on track to rebuild, which could send a positive ripple throughout the national economy.



BONDS DELIVERED MODEST GAINS



The US bond market delivered positive but modest returns as short-term interest rates rose steadily throughout the period and long-term rates edged higher in the final months of the period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.60%--approximately one-half percentage point higher than where it started.



In this environment, the Lehman Brothers Aggregate Bond Index returned 1.13% for the 12-month period. High-yield bonds led the fixed income markets despite a setback in the spring, when GM and Ford bonds were downgraded, and again, near the end of the period, as investors appeared to grow more cautious about risk.

The Merrill Lynch US High Yield, Cash Pay Index returned 3.96%.



SHORT-TERM INTEREST RATES MOVED HIGHER



The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 1.75% to 3.75% in eight quarter-point steps during the

12-month period 1. In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, Fed chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth and we believe that the Fed is likely to continue to raise short-term interest rates into the first half of 2006.



DESPITE VOLATILITY, STOCKS MOVED AHEAD



The S&P 500 Index--a broad measure of large company stock market performance--returned 8.72% for this reporting period. The gain masked considerable volatility, which led stocks on a roller coaster ride in response to national and economic events. Early in the period, the presidential election buoyed the stock market. Later in the period, the economy's resilience gave stocks reasons to rally again. These rallies, however, were interrupted by declines linked to higher energy prices and interest rates, weakening consumer confidence and dire predictions about the economic impact of the twin storms.

Small- and mid-cap stocks outperformed large-cap stocks. Value stocks led growth stocks except among small caps, where growth gained a small advantage over value.



Foreign stock markets outperformed the broad US market. The MSCI EAFE Index 2,

which measures stock market performance in developed markets outside the United

States, returned 18.09% for the 12-month period.



1     The federal funds rate was raised to 4.0% on November 1, 2005.



2     The MSCI EAFE Index is an unmanaged market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.



      PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________

                           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND





Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.



PERFORMANCE OF A $10,000 INVESTMENT

11/01/95 - 10/31/05 ($)



   SALES CHARGE    WITHOUT           WITH

------------------------------------------

   CLASS A          15,701          14,952

------------------------------------------

   CLASS B          15,171          15,171

------------------------------------------

   CLASS C          15,331          15,331

------------------------------------------

   CLASS G          15,261          15,261

------------------------------------------

   CLASS T          15,753          15,001

------------------------------------------

   CLASS Z          15,910           N/A





GROWTH OF A $10,000 INVESTMENT 11/01/95 - 10/31/05



                                [MOUNTAIN CHART]



   CLASS A SHARES      CLASS A SHARES

   WITHOUT SALES         WITH SALES      LEHMAN BROTHERS 3-15 YEAR

       CHARGE              CHARGE        BLEND MUNICIPAL BOND INDEX

   --------------      --------------    --------------------------

11/1995   10000                9525                   10000

          10147                9665                   10127

          10248                9762                   10197

          10301                9811                   10294

          10234                9748                   10254

          10120                9639                   10145

          10112                9632                   10122

          10095                9615                   10109

          10206                9721                   10197

          10289                9800                   10287

          10272                9784                   10291

          10385                9892                   10393

          10499               10001                   10508

          10658               10152                   10689

          10622               10117                   10652

          10646               10140                   10691

          10727               10217                   10783

          10627               10122                   10654

          10712               10203                   10726

          10830               10316                   10869

          10936               10417                   10975

          11211               10678                   11243

          11129               10600                   11154

          11267               10732                   11276

          11323               10785                   11339

          11376               10836                   11390

          11529               10981                   11538

          11638               11086                   11656

          11647               11093                   11664

          11670               11116                   11669

          11659               11106                   11617

          11835               11273                   11787

          11879               11315                   11831

          11892               11327                   11861

          12069               11496                   12037

          12224               11643                   12183

          12224               11643                   12200

          12268               11685                   12234

          12296               11712                   12272

          12444               11853                   12432

          12348               11761                   12372

          12359               11772                   12378

          12391               11803                   12415

          12276               11693                   12349

          12078               11505                   12180

          12123               11547                   12246

          12041               11469                   12204

          12038               11466                   12236

          11897               11332                   12159

          12047               11475                   12275

          11952               11384                   12215

          11868               11305                   12185

          11995               11426                   12279

          12270               11687                   12481

          12196               11617                   12432

          12099               11524                   12383

          12428               11838                   12674

          12561               11964                   12826

          12728               12123                   12998

          12662               12060                   12952

          12805               12197                   13076

          12861               12250                   13151

          13142               12517                   13426

          13286               12655                   13598

          13327               12694                   13632

          13434               12796                   13745

          13290               12659                   13617

          13398               12761                   13760

          13466               12827                   13841

          13624               12977                   14018

          13821               13165                   14240

          13813               13157                   14230

          13973               13310                   14382

          13813               13156                   14247

          13703               13053                   14134

          13903               13243                   14378

          14048               13381                   14557

          13797               13141                   14276

          14063               13395                   14580

          14123               13453                   14665

          14273               13595                   14832

          14424               13739                   15015

          14550               13859                   15184

          14793               14090                   15483

          14601               13907                   15253

          14526               13836                   15181

          14850               14145                   15498

          14774               14072                   15466

          14966               14255                   15687

          14954               14244                   15695

          15052               14337                   15795

          15350               14620                   16152

          15254               14530                   16078

          14724               14024                   15562

          14833               14128                   15683

          15212               14490                   16147

          15110               14393                   16041

          15248               14524                   16167

          15333               14605                   16290

          15359               14630                   16367

          15608               14867                   16619

          15496               14760                   16533

          15105               14388                   16162

          15090               14373                   16125

          15117               14399                   16183

          15285               14559                   16379

          15551               14812                   16693

          15593               14852                   16762

          15676               14931                   16884

          15519               14782                   16729

          15690               14944                   16903

          15762               15013                   16997

          15664               14920                   16912

          15523               14786                   16784

          15756               15008                   17042

          15843               15090                   17133

          15915               15159                   17227

          15785               15035                   17117

          15946               15189                   17279

          15815               15064                   17177

10/2005   15701               14952                   17082



The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Connecticut Intermediate Municipal Bond Fund

during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.



AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                     B                   C                    G                     T                Z

------------------------------------------------------------------------------------------------------------------------------------

   INCEPTION          11/18/02              11/18/02             11/18/02             03/01/01              06/26/00        08/01/94

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH     WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           0.15       -4.60     -0.60      -3.50     -0.25      -1.22     -0.40      -5.24       0.25      -4.51     0.40

------------------------------------------------------------------------------------------------------------------------------------

   5-year           4.17        3.16      3.45       3.45      3.67       3.67      3.58       3.05       4.24       3.23     4.41

------------------------------------------------------------------------------------------------------------------------------------

   10-year          4.61        4.10      4.26       4.26      4.37       4.37      4.32       4.32       4.65       4.14     4.75






AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                     B                   C                    G                     T                Z

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH     WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           1.44       -3.39      0.68      -2.26      1.03       0.05      0.88      -4.02       1.54      -3.29     1.69

------------------------------------------------------------------------------------------------------------------------------------

   5-year           4.56        3.54      3.85       3.85      4.07       4.07      3.97       3.46       4.63       3.60     4.80

------------------------------------------------------------------------------------------------------------------------------------

   10-year          4.82        4.31      4.47       4.47      4.57       4.57      4.53       4.53       4.85       4.35     4.96






THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF

4.75% FOR CLASS A AND CLASS T SHARES THAT WAS IN EFFECT AT THE BEGINNING OF THE

PERIOD, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 3.00% FOR CLASS B SHARES,

5.00% FOR CLASS G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY.

EFFECTIVE AUGUST 22, 2005, NEW PURCHASES OF CLASS A SHARES HAVE A MAXIMUM

INITIAL SALES CHARGE OF 3.25%. PRIOR TO AUGUST 22, 2005, PURCHASES OF CLASS B

SHARES HAD A MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00%. THE "WITHOUT

SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD,

RETURNS WOULD BE LOWER.



PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND

EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT

ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER



All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.



Class A, class B and class C are newer classes of shares, initially offered on

November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns shown for class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy

Connecticut Intermediate Municipal Bond Fund (the "Galaxy Connecticut Fund") for

periods prior to November 18, 2002. The returns shown for class G shares also include the returns for Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Connecticut Fund (March 1, 2001). Retail A share returns include returns for BKB shares of the Galaxy Connecticut Fund for periods prior to June 26, 2001, the date on which the BKB shares were converted to Retail A shares, and returns of the Boston 1784 Connecticut Tax-Exempt Income Fund (the

"1784 Connecticut Fund") (whose shares were initially offered August 1, 1994)

for periods prior to June 26, 2000. The returns for class Z include returns of the Trust shares of the Galaxy Connecticut Fund for periods prior to November

18, 2002, the date on which the class Z shares were initially offered by the fund, and returns of the 1784 Connecticut Fund for periods prior to June 26,

2000. The returns have not been restated to reflect any differences in expenses

(such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________

                           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND





ESTIMATING YOUR ACTUAL EXPENSES



To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:



o     For shareholders who receive their account statements from Columbia

      Management Services, Inc., your account balance is available online at

      www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.



o     For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.



1.    Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.



2.    In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.





As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.



ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS



To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period.

The information in the following table is based on an initial investment of

$1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual"

column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.



05/01/05 - 10/31/05







-------------------------------------------------------------------------------------------------------------------------

              ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED

           BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)

-------------------------------------------------------------------------------------------------------------------------

            ACTUAL        HYPOTHETICAL       ACTUAL        HYPOTHETICAL     ACTUAL     HYPOTHETICAL

-------------------------------------------------------------------------------------------------------------------------


CLASS A    1,000.00         1,000.00         996.52          1,020.52        4.68          4.74               0.93

-------------------------------------------------------------------------------------------------------------------------

CLASS B    1,000.00         1,000.00         992.69          1,016.74        8.44          8.54               1.68

-------------------------------------------------------------------------------------------------------------------------

CLASS C    1,000.00         1,000.00         994.51          1,018.50        6.69          6.77               1.33

-------------------------------------------------------------------------------------------------------------------------

CLASS G    1,000.00         1,000.00         993.70          1,017.74        7.44          7.53               1.48

-------------------------------------------------------------------------------------------------------------------------

CLASS T    1,000.00         1,000.00         996.98          1,021.02        4.18          4.23               0.83

-------------------------------------------------------------------------------------------------------------------------

CLASS Z    1,000.00         1,000.00         997.68          1,021.78        3.42          3.47               0.68






Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.



Had the distributor and transfer agent not waived a portion of expenses, total return would have been reduced.



It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees.

Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.



COMPARE WITH OTHER FUNDS



Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so,

compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________

                           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

(Sidebar)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit

www.columbiafunds.com for daily and most recent month-end performance updates.



                  [UP ARROW]                  [UP ARROW]



                                            LEHMAN BROTHERS

                                            3-15 YEAR BLEND

                CLASS A SHARES           MUNICIPAL BOND INDEX

                    0.15%                        1.15%



The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.



                                    OBJECTIVE



                        Seeks as high a level of current

                       interest income exempt from federal

                          income tax and, to the extent

                       possible, from the personal income

                     tax of its state, as is consistent with

                        relative stability of principal.



                                TOTAL NET ASSETS



                                 $184.3 million



NET ASSET VALUE PER SHARE

AS OF 10/31/05 ($)



   CLASS A                         10.69

----------------------------------------

   CLASS B                         10.69

----------------------------------------

   CLASS C                         10.69

----------------------------------------

   CLASS G                         10.69

----------------------------------------

   CLASS T                         10.69

----------------------------------------

   CLASS Z                         10.69



DISTRIBUTIONS DECLARED PER SHARE

11/01/04 - 10/31/05 ($)



   CLASS A                          0.37

----------------------------------------

   CLASS B                          0.29

----------------------------------------

   CLASS C                          0.32

----------------------------------------

   CLASS G                          0.31

----------------------------------------

   CLASS T                          0.38

----------------------------------------

   CLASS Z                          0.39





For the 12-month period ended October 31, 2005, class A shares of Columbia

Connecticut Intermediate Municipal Bond Fund returned 0.15% without sales charge. Class Z shares returned 0.40%. By comparison, the Lehman Brothers 3-15

Year Blend Municipal Bond Index returned 1.15%, while the Lipper Other States

Intermediate Municipal Debt Funds Category had an average total return of

0.45%. 1



The fund had more exposure than the index to bonds with two- to eight-year maturities, which hampered relative performance because they were among the period's weakest performers. In addition, the fund had less exposure than the index to better performing longer-term bonds with maturities of 12 to 17 years.

Unlike the index, the fund did not own California bonds, which outperformed bonds in other states. The fund's higher quality emphasis did not aid performance during this period, when investors favored the added income of lower-quality investment-grade bonds. However, we believe our emphasis on quality is a prudent strategy for the longer term.



On October 31, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.66%. This equaled a taxable-equivalent yield of 4.28% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.



IMPROVED FINANCIAL OUTLOOK IN CONNECTICUT



New municipal issuance declined in Connecticut during the past year, reflecting the state's improved financial picture and a lack of deficit financing from previous years. The state benefited from Wall Street's gains as well as an improved economy, which pushed both personal income and sales taxes higher.

Connecticut's credit profile remained stable.



PRESSURE FROM RISING SHORT-TERM INTEREST RATES



During the 12-month reporting period, bond returns came under pressure as the

Federal Reserve (the Fed) increased the federal funds rate -- an overnight borrowing rate for banks -- from 1.75% to 3.75%. 2 The Fed's actions caused short-term bond prices to decline because yields and bond prices move in opposite directions. Longer-term bonds, whose yields tend to reflect long-term inflation expectations, fared better. Against this backdrop, municipal bonds outperformed Treasury bonds.



The fund benefited from its stake in longer-maturity issues and from a below-index weight in bonds with maturities between one and three years. In addition, the fund's positioning made it slightly more sensitive to interest rate changes than its Lipper peer group, which worked well until Hurricanes

Katrina and Rita drove energy prices higher and yields climbed in anticipation of rising inflation.



1     Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund.

      Lipper makes no adjustment for the effect of sales loads.



2     On November 1, 2005, the federal funds rate was increased to 4.0%.

________________________________________________________________________________

                           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



(Sidebar)

TOP 5 SECTORS AS OF 10/31/05 (%)



   LOCAL GENERAL OBLIGATIONS        27.8

----------------------------------------

   REFUNDED/ESCROWED                16.2

----------------------------------------

   STATE GENERAL OBLIGATIONS        11.7

----------------------------------------

   SPECIAL NON-PROPERTY TAX          9.0

----------------------------------------

   EDUCATION                         7.9



MATURITY BREAKDOWN AS OF 10/31/05 (%)



   0 - 1 YEARS                       1.0

----------------------------------------

   1 - 3 YEARS                       7.3

----------------------------------------

   3 - 5 YEARS                      13.5

----------------------------------------

   5 - 7 YEARS                      22.1

----------------------------------------

   7 - 10 YEARS                     21.7

----------------------------------------

   10 - 15 YEARS                    22.0

----------------------------------------

   15 - 20 YEARS                     5.7

----------------------------------------

   20 - 25 YEARS                     4.0

----------------------------------------

   25 YEARS AND OVER                 2.6

----------------------------------------

   CASH EQUIVALENT                   0.1



QUALITY BREAKDOWN AS OF 10/31/05 (%)



   AAA                              86.5

----------------------------------------

   AA                               10.4

----------------------------------------

   A                                 1.0

----------------------------------------

   BBB                               2.0

----------------------------------------

   CASH EQUIVALENT                   0.1



Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies,

Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.



Sector weightings are calculated as a percentage of net assets.



SEC YIELDS AS OF 10/31/05 (%)



   CLASS A                          2.66

----------------------------------------

   CLASS B                          2.04

----------------------------------------

   CLASS C                          2.39

----------------------------------------

   CLASS G                          2.24

----------------------------------------

   CLASS T                          2.75

----------------------------------------

   CLASS Z                          3.04



The 30-day SEC yields reflect the portfolio's earning power, net of expenses,

expressed as an annualized percentage of the public offering price per share at the end of the period.



TAXABLE-EQUIVALENT SEC YIELDS

AS OF 10/31/05 (%)



   CLASS A                          4.28

----------------------------------------

   CLASS B                          3.28

----------------------------------------

   CLASS C                          3.85

----------------------------------------

   CLASS G                          3.61

----------------------------------------

   CLASS T                          4.43

----------------------------------------

   CLASS Z                          4.90



Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.





EMPHASIS ON QUALITY OVER YIELD



The fund maintained its high credit quality with an emphasis on

AA- and AAA-rated bonds. Higher quality issues trailed lower investment-grade bonds during the period. With insured AAA-rated bonds representing 60% of the

Connecticut municipal market, we found few opportunities to add lower rated investment-grade bonds. Instead we tried to lock in yields by improving the fund's call protection. We decreased the fund's stake in short (one- to three-year) callable bonds, which can be redeemed before maturity. In their place, we added noncallable bonds with 10-year maturities. We gave up a little yield by not owning bonds subject to the Alternative Minimum Tax (AMT), which we try to avoid because the AMT is not indexed to inflation and thus affects more shareholders each year.



OPPORTUNITY AHEAD



We are generally positive on Connecticut's financial outlook in the context of continued solid economic growth and stable-to-rising financial markets. If revenues improve, the state's borrowing needs are likely to ease. Although the state will still require funding for new schools, water and sewer upgrades, and general essential services, the building boom on college campuses may have peaked, which could also reduce borrowing needs. A flattening in new issuance and steady or rising demand could benefit municipal bond prices.



                                   Brian McGreevy has managed the Columbia

                                   tax-exempt bond funds since 1997 and has been

                                   with the advisor or its predecessors or

                                   affiliate organizations since 1994.





                                   /s/  Brian McGreevy



Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund.

Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.



Single-state municipal bond funds pose additional risks due to limited geographical diversification.



Your fund is actively managed and the composition of its portfolio will change over time.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________

                                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND

                           (FORMERLY COLUMBIA INTERMEDIATE TAX-EXEMPT BOND FUND)



Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit

www.columbiafunds.com for daily and most recent month-end performance updates.



PERFORMANCE OF A $10,000 INVESTMENT

11/01/95 - 10/31/05 ($)



   SALES CHARGE     WITHOUT        WITH

----------------------------------------

   CLASS A          16,040        15,280

----------------------------------------

   CLASS B          15,574        15,574

----------------------------------------

   CLASS C          15,778        15,778

----------------------------------------

   CLASS G          15,593        15,593

----------------------------------------

   CLASS T          16,064        15,303

----------------------------------------

   CLASS Z          16,229         N/A





GROWTH OF A $10,000 INVESTMENT 11/01/95 - 10/31/05



                                [MOUNTAIN CHART]



   CLASS A SHARES      CLASS A SHARES

   WITHOUT SALES         WITH SALES      LEHMAN BROTHERS 3-15 YEAR

       CHARGE              CHARGE        BLEND MUNICIPAL BOND INDEX

   --------------      --------------    --------------------------

11/1995   10000                 9525                   10000

          10137                 9655                   10127

          10223                 9738                   10197

          10285                 9796                   10294

          10225                 9739                   10254

          10119                 9638                   10145

          10090                 9611                   10122

          10092                 9613                   10109

          10184                 9700                   10197

          10278                 9790                   10287

          10280                 9791                   10291

          10393                 9899                   10393

          10508                10009                   10508

          10694                10186                   10689

          10655                10149                   10652

          10678                10171                   10691

          10771                10259                   10783

          10636                10131                   10654

          10723                10213                   10726

          10874                10357                   10869

          10981                10460                   10975

          11294                10758                   11243

          11198                10666                   11154

          11317                10779                   11276

          11384                10843                   11339

          11448                10904                   11390

          11625                11073                   11538

          11737                11179                   11656

          11722                11166                   11664

          11734                11177                   11669

          11700                11144                   11617

          11880                11316                   11787

          11935                11368                   11831

          11946                11378                   11861

          12139                11563                   12037

          12297                11713                   12183

          12285                11701                   12200

          12328                11742                   12234

          12371                11783                   12272

          12545                11949                   12432

          12444                11853                   12372

          12452                11861                   12378

          12484                11891                   12415

          12385                11797                   12349

          12152                11575                   12180

          12197                11618                   12246

          12097                11522                   12204

          12092                11518                   12236

          11931                11365                   12159

          12096                11522                   12275

          12005                11435                   12215

          11915                11349                   12185

          12046                11474                   12279

          12344                11758                   12481

          12264                11681                   12432

          12172                11594                   12383

          12515                11920                   12674

          12631                12031                   12826

          12817                12208                   12998

          12759                12153                   12952

          12893                12281                   13076

          12949                12334                   13151

          13227                12599                   13426

          13363                12729                   13598

          13393                12757                   13632

          13505                12864                   13745

          13392                12756                   13617

          13503                12862                   13760

          13572                12927                   13841

          13721                13069                   14018

          13924                13263                   14240

          13940                13277                   14230

          14059                13392                   14382

          13926                13264                   14247

          13834                13177                   14134

          14053                13385                   14378

          14199                13524                   14557

          13970                13306                   14276

          14201                13526                   14580

          14270                13592                   14665

          14406                13721                   14832

          14530                13839                   15015

          14653                13957                   15184

          14873                14166                   15483

          14708                14009                   15253

          14636                13941                   15181

          14942                14232                   15498

          14859                14154                   15466

          15115                14397                   15687

          15089                14373                   15695

          15206                14483                   15795

          15561                14822                   16152

          15451                14717                   16078

          14844                14139                   15562

          14989                14277                   15683

          15421                14688                   16147

          15294                14568                   16041

          15453                14719                   16167

          15557                14818                   16290

          15590                14849                   16367

          15869                15115                   16619

          15726                14979                   16533

          15306                14579                   16162

          15294                14567                   16125

          15341                14612                   16183

          15521                14783                   16379

          15819                15067                   16693

          15866                15112                   16762

          15972                15214                   16884

          15766                15017                   16729

          15951                15193                   16903

          16029                15268                   16997

          15942                15185                   16912

          15796                15045                   16784

          16028                15267                   17042

          16123                15357                   17133

          16218                15447                   17227

          16112                15347                   17117

          16269                15496                   17279

          16164                15397                   17177

10/2005   16040                15280                   17082



The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Intermediate Municipal Bond Fund during the stated

time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman

Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.



AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                     B                   C                    G                     T                Z

------------------------------------------------------------------------------------------------------------------------------------

   INCEPTION          11/25/02              11/25/02             11/25/02             03/01/01              06/26/00        06/14/93

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH     WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           0.45       -4.28     -0.20      -3.09      0.25      -0.71     -0.15      -4.96       0.50      -4.24     0.65

------------------------------------------------------------------------------------------------------------------------------------

   5-year           4.47        3.45      3.80       3.80      4.07       4.07      3.83       3.31       4.50       3.48     4.66

------------------------------------------------------------------------------------------------------------------------------------

   10-year          4.84        4.33      4.53       4.53      4.67       4.67      4.54       4.54       4.85       4.35     4.96






AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                     B                   C                    G                     T                Z

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH     WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           1.88       -2.93      1.22      -1.70      1.68       0.70      1.27      -3.60       1.93      -2.89     2.09

------------------------------------------------------------------------------------------------------------------------------------

   5-year           4.84        3.82      4.19       4.19      4.46       4.46      4.22       3.70       4.87       3.85     5.04

------------------------------------------------------------------------------------------------------------------------------------

   10-year          5.03        4.52      4.73       4.73      4.86       4.86      4.74       4.74       5.05       4.54     5.15






THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF

4.75% FOR CLASS A AND CLASS T SHARES THAT WAS IN EFFECT AT THE BEGINNING OF THE

PERIOD, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 3.00% FOR CLASS B SHARES,

5.00% FOR CLASS G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY.

EFFECTIVE AUGUST 22, 2005, NEW PURCHASES OF CLASS A SHARES HAVE A MAXIMUM

INITIAL SALES CHARGE OF 3.25%. PRIOR TO AUGUST 22, 2005, PURCHASES OF CLASS B

SHARES HAD A MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00%. THE "WITHOUT

SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD,

RETURNS WOULD BE LOWER.



PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND

EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT

ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.



All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited elgibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.



Class A, class B and class C are newer classes of shares, initially offered on

November 25, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns shown for class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy

Intermediate Tax-Exempt Bond Fund (the "Galaxy Intermediate Tax-Exempt Fund")

for periods prior to November 25, 2002. The returns shown for class G shares also include the returns for Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of

Retail B shares of the Galaxy Intermediate Tax-Exempt Fund (March 1, 2001).

Retail A share returns include returns for BKB shares of the Galaxy Intermediate

Tax-Exempt Fund for periods prior to June 26, 2001, the date on which the BKB shares were converted to Retail A shares, and returns of the Boston 1784

Tax-Exempt Medium-Term Income Fund (the "1784 Tax-Exempt Fund") (whose shares were initially offered June 14, 1993) for periods prior to June 26, 2000. The returns for class Z shares include returns of the Trust shares of the Galaxy

Intermediate Tax-Exempt Fund for periods prior to November 25, 2002, the date on which the class Z shares were initially offered by the fund, and returns of the

1784 Tax-Exempt Fund for periods prior to June 26, 2000. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees)

between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________

                                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



ESTIMATING YOUR ACTUAL EXPENSES



To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:



o     For shareholders who receive their account statements from Columbia

      Management Services, Inc., your account balance is available online at

      www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.



o     For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.



1.    Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.



2.    In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.





As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.



ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS



To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period.

The information in the following table is based on an initial investment of

$1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual"

column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.



05/01/05 - 10/31/05







-------------------------------------------------------------------------------------------------------------------------

              ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED

           BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)

-------------------------------------------------------------------------------------------------------------------------

            ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL     HYPOTHETICAL

-------------------------------------------------------------------------------------------------------------------------


CLASS A    1,000.00         1,000.00         1,000.91        1,021.07        4.14          4.18               0.82

-------------------------------------------------------------------------------------------------------------------------

CLASS B    1,000.00         1,000.00           997.68        1,017.80        7.40          7.48               1.47

-------------------------------------------------------------------------------------------------------------------------

CLASS C    1,000.00         1,000.00           999.90        1,020.06        5.14          5.19               1.02

-------------------------------------------------------------------------------------------------------------------------

CLASS G    1,000.00         1,000.00           997.88        1,018.05        7.15          7.22               1.42

-------------------------------------------------------------------------------------------------------------------------

CLASS T    1,000.00         1,000.00         1,001.21        1,021.32        3.88          3.92               0.77

-------------------------------------------------------------------------------------------------------------------------

CLASS Z    1,000.00         1,000.00         1,001.92        1,022.08        3.13          3.16               0.62






Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.



Had the investment advisor, transfer agent and distributor not waived or reimbursed a portion of expenses, total return would have been reduced.



It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees.

Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.



COMPARE WITH OTHER FUNDS



Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so,

compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________

                                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



(Sidebar)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit

www.columbiafunds.com for daily and most recent month-end performance updates.



                 [UP ARROW]                   [UP ARROW]



                                            LEHMAN BROTHERS

                                            3-15 YEAR BLEND

               CLASS A SHARES            MUNICIPAL BOND INDEX

                   0.45%                         1.15%



The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.



                                    OBJECTIVE



                         Seeks to provide investors with

                           current income, exempt from

                         federal income tax, consistent

                          with preservation of capital.



                                TOTAL NET ASSETS



                                $2,166.9 million



NET ASSET VALUE PER SHARE

AS OF 10/31/05 ($)



   CLASS A                         10.31

----------------------------------------

   CLASS B                         10.31

----------------------------------------

   CLASS C                         10.31

----------------------------------------

   CLASS G                         10.31

----------------------------------------

   CLASS T                         10.31

----------------------------------------

   CLASS Z                         10.31



DISTRIBUTIONS DECLARED PER SHARE

11/01/04 - 10/31/05 ($)



   CLASS A                          0.46

----------------------------------------

   CLASS B                          0.39

----------------------------------------

   CLASS C                          0.44

----------------------------------------

   CLASS G                          0.39

----------------------------------------

   CLASS T                          0.46

----------------------------------------

   CLASS Z                          0.48



Distributions include $0.07 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue.

Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.





For the 12-month period ended October 31, 2005, class A shares of Columbia

Intermediate Municipal Bond Fund returned 0.45% without sales charge. Class Z shares returned 0.65%. By comparison, the Lehman Brothers 3-15 Year Blend

Municipal Bond Index returned 1.15%, while the Lipper Intermediate Municipal

Debt Funds Category had an average return of 0.65%. 1



The fund trailed the Lehman index because it had more exposure to bonds with two- to eight-year maturities, which were weak performers. The fund also had less exposure than the index to California municipal issues, which posted strong returns. The fund's higher quality emphasis did not aid performance during this period, when investors favored the added income of lower-quality investment-grade bonds. However, we believe our emphasis on quality is a prudent strategy for the longer term.



On October 31, 2005, the fund's class A shares had a 30-day SEC annualized yield of 3.26%. This equaled a taxable-equivalent yield of 5.01% for shareholders in the 35.0% federal income tax bracket. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.



LONGER-MATURITY BONDS OUTPACED SHORTER-MATURITY ISSUES



During the 12-month reporting period, bond returns came under pressure as the

Federal Reserve increased the federal funds rate -- a key short-term borrowing rate -- from 1.75% to 3.75%. 2 Bond prices, which move in the opposite direction of interest rates, declined on shorter-term issues. Longer-term bonds with maturities of 12 or more years fared better amid a tame inflation outlook.

As interest rates rose, municipal bonds outperformed Treasury bonds. Municipal issuers benefited from increased tax revenues, fueled by a growing economy and rising property values. During 2005, new issuance remained strong nationwide,

with California and New York topping the list.



FOCUS WAS ON LONGER-INTERMEDIATE MATURITIES AND HIGHER QUALITY



The fund had a significant investment in bonds with longer-intermediate maturities--between 12 and 15 years. These securities contributed positively to performance as they outperformed shorter-maturity issues and added income.

However, investments in bonds with two- to eight-year maturities offset some of these gains. They lost ground as short-term interest rates rose. We sold some bonds with short maturities and bonds that were callable (or redeemable) in the near term, which benefited performance. We used the proceeds to buy noncallable bonds and bonds with longer-term call features that could help lock in yields.



1     Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund.

      Lipper makes no adjustment for the effect of sales loads.



2     On November 1, the federal funds rate was increased to 4.0%.

________________________________________________________________________________

                                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND





TOP 5 SECTORS AS OF 10/31/05 (%)

(Sidebar)

   LOCAL GENERAL OBLIGATIONS        18.9

----------------------------------------

   REFUNDED/ESCROWED                15.1

----------------------------------------

   SPECIAL NON-PROPERTY TAX          9.3

----------------------------------------

   STATE GENERAL OBLIGATIONS         7.8

----------------------------------------

   HOSPITALS                         7.5



MATURITY BREAKDOWN AS OF 10/31/05 (%)



   0 - 1 YEARS                       0.8

----------------------------------------

   1 - 3 YEARS                       8.2

----------------------------------------

   3 - 5 YEARS                      15.7

----------------------------------------

   5 - 7 YEARS                      21.4

----------------------------------------

   7 - 10 YEARS                     19.3

----------------------------------------

   10 - 15 YEARS                    25.1

----------------------------------------

   15 - 20 YEARS                     4.7

----------------------------------------

   20 - 25 YEARS                     2.9

----------------------------------------

   25 YEARS AND OVER                 1.3

----------------------------------------

   CASH EQUIVALENT                   0.6



QUALITY BREAKDOWN AS OF 10/31/05 (%)



   AAA                              65.2

----------------------------------------

   AA                               21.0

----------------------------------------

   A                                 6.6

----------------------------------------

   BBB                               6.5

----------------------------------------

   NON-RATED                         0.1

----------------------------------------

   CASH EQUIVALENT                   0.6



Quality and maturity breakdowns are calculated as a percentage of total investments.



Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies:

Standard and Poor's, a division of The McGraw-Hill Companies, Inc., Moody's

Investors Service, Inc. or Fitch Ratings Ltd.



Sector weightings are calculated as a percentage of net assets.



SEC YIELDS AS OF 10/31/05 (%)



   CLASS A                          3.26

----------------------------------------

   CLASS B                          2.77

----------------------------------------

   CLASS C                          3.22

----------------------------------------

   CLASS G                          2.81

----------------------------------------

   CLASS T                          3.30

----------------------------------------

   CLASS Z                          3.62



The 30-day SEC yields reflect the portfolio's earning power, net of expenses,

expressed as an annualized percentage of the public offering price per share at the end of the period.



TAXABLE-EQUIVALENT SEC YIELDS

AS OF 10/31/05 (%)



   CLASS A                          5.01

----------------------------------------

   CLASS B                          4.26

----------------------------------------

   CLASS C                          4.95

----------------------------------------

   CLASS G                          4.33

----------------------------------------

   CLASS T                          5.08

----------------------------------------

   CLASS Z                          5.57



Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.





The fund remained focused on high quality investment-grade issues, particularly general obligation and essential service bonds. However, we invested selectively in lower-quality investment-grade bonds, including hospital and education bonds,

to add income to the fund.



MERGERS ADDED SHORTER-MATURITY ISSUES AND AMT PAPER



Columbia Intermediate Tax-Exempt Bond Fund merged with Columbia Pennsylvania

Intermediate Municipal Bond Fund, Nations Intermediate Municipal Bond Fund,

Nations Kansas Municipal Income Fund and Nations Tennessee Intermediate

Municipal Bond Fund and was renamed Columbia Intermediate Municipal Bond Fund on

September 23, 2005. As a result of these mergers, the fund had a higher concentration of bonds with maturities of 10 years or less. It also inherited some bonds subject to the Alternative Minimum Tax (AMT). In the past, we have avoided bonds subject to the AMT because the AMT is not indexed to inflation and thus affects more shareholders each year.



POSITIVE OUTLOOK FOR MUNICIPAL MARKETS



We expect interest rates to remain relatively low, which would likely aid the bond market. In addition, we believe that new municipal issuance could diminish if bond refundings decline. Bonds are refunded when an existing issue is retired through the sale of a new issue, typically at a lower rate. However, we expect supply to remain ample as states continue borrowing for infrastructure needs,

school projects and essential service revenue projects. If demand from investors in higher-income tax brackets remains steady or climbs, any reduction in supply could aid bond prices. While we believe that core inflation will most likely remain stable, we plan to monitor the impact of energy costs, which could fluctuate depending upon demand and weather conditions this winter.



                                   Susan Sanderson has managed the Columbia

                                   tax-exempt bond funds since 1993 and has been

                                   with the advisor or its predecessors or

                                   affiliate organizations since 1985.





                                   /s/ Susan Sanderson



Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund.

Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.



Your fund is actively managed and the composition of its portfolio will change over time.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________

                         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit

www.columbiafunds.com for daily and most recent month-end performance updates.



PERFORMANCE OF A $10,000 INVESTMENT

11/01/95 - 10/31/05 ($)



   SALES CHARGE    WITHOUT         WITH

----------------------------------------

   CLASS A          15,771        15,202

----------------------------------------

   CLASS B          15,242        15,242

----------------------------------------

   CLASS C          15,399        15,399

----------------------------------------

   CLASS G          15,336        15,336

----------------------------------------

   CLASS T          15,822        15,069

----------------------------------------

   CLASS Z          15,953         N/A





GROWTH OF A $10,000 INVESTMENT 11/01/95 - 10/31/05



                                [MOUNTAIN CHART]



   CLASS A SHARES      CLASS A SHARES

   WITHOUT SALES         WITH SALES      LEHMAN BROTHERS 3-15 YEAR

       CHARGE              CHARGE        BLEND MUNICIPAL BOND INDEX

   --------------      --------------    --------------------------

11/1995   10000                 9525                   10000

          10129                 9648                   10127

          10219                 9734                   10197

          10249                 9762                   10294

          10195                 9711                   10254

          10083                 9604                   10145

          10041                 9564                   10122

          10051                 9574                   10109

          10142                 9661                   10197

          10236                 9750                   10287

          10215                 9730                   10291

          10319                 9828                   10393

          10434                 9938                   10508

          10611                10107                   10689

          10559                10058                   10652

          10602                10098                   10691

          10693                10185                   10783

          10565                10063                   10654

          10648                10142                   10726

          10786                10274                   10869

          10893                10376                   10975

          11163                10633                   11243

          11098                10570                   11154

          11215                10682                   11276

          11280                10744                   11339

          11344                10806                   11390

          11499                10953                   11538

          11609                11058                   11656

          11605                11053                   11664

          11615                11063                   11669

          11569                11019                   11617

          11748                11190                   11787

          11780                11220                   11831

          11801                11240                   11861

          11969                11401                   12037

          12126                11550                   12183

          12102                11527                   12200

          12144                11568                   12234

          12177                11599                   12272

          12337                11751                   12432

          12273                11690                   12372

          12282                11699                   12378

          12314                11729                   12415

          12229                11648                   12349

          12025                11454                   12180

          12082                11508                   12246

          11997                11427                   12204

          11981                11412                   12236

          11859                11296                   12159

          11999                11429                   12275

          11913                11347                   12215

          11839                11277                   12185

          11968                11400                   12279

          12222                11641                   12481

          12145                11568                   12432

          12044                11472                   12383

          12382                11794                   12674

          12545                11949                   12826

          12701                12098                   12998

          12633                12033                   12952

          12765                12159                   13076

          12834                12225                   13151

          13094                12472                   13426

          13240                12611                   13598

          13268                12638                   13632

          13364                12729                   13745

          13242                12613                   13617

          13352                12718                   13760

          13433                12795                   13841

          13593                12948                   14018

          13781                13126                   14240

          13799                13143                   14230

          13921                13260                   14382

          13782                13128                   14247

          13682                13032                   14134

          13883                13223                   14378

          14016                13350                   14557

          13771                13117                   14276

          14027                13361                   14580

          14086                13417                   14665

          14276                13598                   14832

          14414                13730                   15015

          14525                13835                   15184

          14743                14043                   15483

          14571                13879                   15253

          14505                13816                   15181

          14832                14127                   15498

          14753                14052                   15466

          14963                14252                   15687

          14951                14240                   15695

          15063                14347                   15795

          15352                14623                   16152

          15269                14544                   16078

          14742                14042                   15562

          14881                14174                   15683

          15271                14545                   16147

          15156                14436                   16041

          15283                14557                   16167

          15369                14639                   16290

          15398                14667                   16367

          15640                14897                   16619

          15512                14775                   16533

          15129                14410                   16162

          15115                14397                   16125

          15144                14424                   16183

          15316                14589                   16379

          15604                14863                   16693

          15662                14918                   16762

          15748                15000                   16884

          15575                14835                   16729

          15742                14994                   16903

          15800                15049                   16997

          15715                14968                   16912

          15554                14815                   16784

          15792                15042                   17042

          15896                15141                   17133

          15985                15226                   17227

          15851                15098                   17117

          16016                15255                   17279

          15898                15142                   17177

10/2005   15771                15020                   17082



The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Massachusetts Intermediate Municipal Bond Fund

during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.



AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                     B                   C                    G                     T                Z

------------------------------------------------------------------------------------------------------------------------------------

   INCEPTION          12/09/02              12/09/02             12/09/02             03/01/01              06/26/00        06/14/93

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH     WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           0.18       -4.56     -0.57      -3.47     -0.22      -1.19     -0.37      -5.20       0.28      -4.47     0.43

------------------------------------------------------------------------------------------------------------------------------------

   5-year           4.32        3.31      3.61       3.61      3.83       3.83      3.74       3.22       4.39       3.38     4.56

------------------------------------------------------------------------------------------------------------------------------------

   10-year          4.66        4.15      4.30       4.30      4.41       4.41      4.37       4.37       4.70       4.19     4.78






AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                     B                   C                    G                     T                Z

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH     WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           1.50       -3.32      0.74      -2.19      1.10       0.12      0.94      -3.94       1.60      -3.22     1.75

------------------------------------------------------------------------------------------------------------------------------------

   5-year           4.70        3.69      4.00       4.00      4.21       4.21      4.13       3.61       4.77       3.76     4.94

------------------------------------------------------------------------------------------------------------------------------------

   10-year          4.84        4.32      4.49       4.49      4.59       4.59      4.55       4.55       4.87       4.36     4.95






THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF

4.75% FOR CLASS A AND CLASS T SHARES THAT WAS IN EFFECT AT THE BEGINNING OF THE

PERIOD, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 3.00% FOR CLASS B SHARES,

5.00% FOR CLASS G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY.

EFFECTIVE AUGUST 22, 2005, NEW PURCHASES OF CLASS A SHARES HAVE A MAXIMUM

INITIAL SALES CHARGE OF 3.25%. PRIOR TO AUGUST 22, 2005, PURCHASES OF CLASS B

SHARES HAD A MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00%. THE "WITHOUT

SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD,

RETURNS WOULD BE LOWER.



PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND

EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT

ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.



All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.



Class A, class B and class C are newer classes of shares, initially offered on

December 9, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for the class G and class T shares include the returns of Retail B shares (for class G shares) and Retail A shares (for class T shares) of the Galaxy

Massachusetts Intermediate Municipal Bond Fund (the "Galaxy Massachusetts Fund")

for periods prior to December 9, 2002. The returns shown for class G shares also include the returns of Retail A shares (adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy Massachusetts Fund (March 1, 2001). Retail A share returns include returns for BKB shares of the Galaxy Massachusetts Fund for periods prior to June 26, 2001, the date on which BKB shares were converted into Retail

A shares, and returns of the Boston 1784 Massachusetts Tax-Exempt Income Fund

(the "1784 Massachusetts Fund") (whose shares were initially offered on June 14,

1993) for periods prior to June 26, 2000. The returns for class Z shares include returns of the Trust shares of the Galaxy Massachusetts Fund for periods prior to December 9, 2002, the date on which class Z shares were initially offered by the fund, and returns of the 1784 Massachusetts Fund for periods prior to June

26, 2000. The returns have not been restated to reflect any expense differential

(such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of newer classes would have been lower.

UNDERSTANDING YOUR EXPENSES ____________________________________________________

                         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



ESTIMATING YOUR ACTUAL EXPENSES



To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:



o     For shareholders who receive their account statements from Columbia

      Management Services, Inc., your account balance is available online at

      www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.



o     For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.



1.    Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.



2.    In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.





As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.



ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS



To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period.

The information in the following table is based on an initial investment of

$1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual"

column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.



05/01/05 - 10/31/05







-------------------------------------------------------------------------------------------------------------------------

              ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED

           BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)

-------------------------------------------------------------------------------------------------------------------------

            ACTUAL        HYPOTHETICAL        ACTUAL       HYPOTHETICAL     ACTUAL     HYPOTHETICAL

-------------------------------------------------------------------------------------------------------------------------


CLASS A    1,000.00         1,000.00           999.09        1,020.67        4.53          4.58               0.90

-------------------------------------------------------------------------------------------------------------------------

CLASS B    1,000.00         1,000.00           995.31        1,016.89        8.30          8.39               1.65

-------------------------------------------------------------------------------------------------------------------------

CLASS C    1,000.00         1,000.00           996.98        1,018.65        6.54          6.61               1.30

-------------------------------------------------------------------------------------------------------------------------

CLASS G    1,000.00         1,000.00           996.32        1,017.90        7.30          7.37               1.45

-------------------------------------------------------------------------------------------------------------------------

CLASS T    1,000.00         1,000.00           999.60        1,021.17        4.03          4.08               0.80

-------------------------------------------------------------------------------------------------------------------------

CLASS Z    1,000.00         1,000.00         1,000.30        1,021.93        3.28          3.31               0.65






Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.



Had the distributor and transfer agent not waived a portion of expenses, total return would have been reduced.



It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees.

Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.



COMPARE WITH OTHER FUNDS



Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so,

compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________

                         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



(Sidebar)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit

www.columbiafunds.com for daily and most recent month-end performance updates.



                [UP ARROW]                    [UP ARROW]



                                            LEHMAN BROTHERS

                                            3-15 YEAR BLEND

              CLASS A SHARES             MUNICIPAL BOND INDEX

                   0.18%                         1.15%



The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.



                                    OBJECTIVE



                        Seeks as high a level of current

                       interest income exempt from federal

                          income tax and, to the extent

                       possible, from the personal income

                     tax of its state, as is consistent with

                        relative stability of principal.



                                TOTAL NET ASSETS



                                 $320.9 million



NET ASSET VALUE PER SHARE

AS OF 10/31/05 ($)



   CLASS A                         10.49

----------------------------------------

   CLASS B                         10.49

----------------------------------------

   CLASS C                         10.49

----------------------------------------

   CLASS G                         10.49

----------------------------------------

   CLASS T                         10.49

----------------------------------------

   CLASS Z                         10.49



DISTRIBUTIONS DECLARED PER SHARE

11/01/04 - 10/31/05 ($)



   CLASS A                          0.40

----------------------------------------

   CLASS B                          0.32

----------------------------------------

   CLASS C                          0.36

----------------------------------------

   CLASS G                          0.34

----------------------------------------

   CLASS T                          0.41

----------------------------------------

   CLASS Z                          0.43



Distributions include $0.03 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue.

Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.





For the 12-month period ended October 31, 2005, class A shares of Columbia

Massachusetts Intermediate Municipal Bond Fund returned 0.18% without sales charge. Class Z shares returned 0.43%. By comparison, the Lehman Brothers 3-15

Year Blend Municipal Bond Index returned 1.15%, while the Lipper Massachusetts

Intermediate Municipal Debt Funds Category had an average total return of

0.23%. 1



While the fund benefited from its focus on longer-intermediate maturity bonds,

it had more exposure to bonds with two- to eight-year maturities and no exposure to California municipal bonds, which hampered returns relative to the index.

California bonds posted the strongest returns of any state in the index. An emphasis on quality further hindered relative returns, as the best gains came from lower quality investment-grade and non-rated bonds that offered a yield advantage over higher-quality bonds. However, we plan to keep our focus on higher quality bonds, which we believe is a prudent long-term strategy for the fund.



On October 31, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.71%. This equaled a taxable-equivalent yield of 4.41% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.



STABILIZED STATE FINANCES



New municipal issuance rose in the Commonwealth of Massachusetts, as it borrowed to fund infrastructure and education projects. State finances improved during the first half of the period, then remained stable. Employment growth was modest. Steady employment growth in the health care and education industries was offset by weakness in the financial and technology sectors. Mergers further reduced job creation. The state's unemployment rate, however, remained below the national average. Part of the Commonwealth's low unemployment rate can be attributed to a contracting labor market.



IMPACT OF RISING INTEREST RATES



During the 12-month reporting period, bond returns came under pressure as the

Federal Reserve gradually increased the federal funds rate -- a key short-term borrowing rate -- from 1.75% to 3.75%. 2 Bond prices, which move in the opposite direction of interest rates, declined on shorter-term issues. However,

bonds with maturities of 12 or more years fared better as the long-term inflation outlook remained tame. Against this backdrop, municipal bonds outperformed Treasury bonds.



1     Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund.

      Lipper makes no adjustment for the effect of sales loads.



2     The federal funds rate was increased to 4.0% on November 1, 2005.

________________________________________________________________________________

                         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



(Sidebar)

TOP 5 SECTORS AS OF 10/31/05 (%)



   LOCAL GENERAL OBLIGATIONS        17.0

----------------------------------------

   EDUCATION                        16.8

----------------------------------------

   REFUNDED/ESCROWED                12.7

----------------------------------------

   SPECIAL NON-PROPERTY TAX          9.6

----------------------------------------

   STATE GENERAL OBLIGATIONS         8.9



MATURITY BREAKDOWN AS OF 10/31/05 (%)



   1 - 3 YEARS                       3.4

----------------------------------------

   3 - 5 YEARS                      15.6

----------------------------------------

   5 - 7 YEARS                      15.6

----------------------------------------

   7 - 10 YEARS                     25.5

----------------------------------------

   10 - 15 YEARS                    25.5

----------------------------------------

   15 - 20 YEARS                     5.0

----------------------------------------

   20 - 25 YEARS                     2.0

----------------------------------------

   25 YEARS AND OVER                 3.5

----------------------------------------

   CASH EQUIVALENT                   3.9



QUALITY BREAKDOWN AS OF 10/31/05 (%)



   AAA                              70.6

----------------------------------------

   AA                               21.5

----------------------------------------

   A                                 2.8

----------------------------------------

   BBB                               1.2

----------------------------------------

   CASH EQUIVALENT                   3.9



Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies,

Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.



Sector weightings are calculated as a percentage of net assets.



SEC YIELDS AS OF 10/31/05 (%)



   CLASS A                          2.71

----------------------------------------

   CLASS B                          2.09

----------------------------------------

   CLASS C                          2.44

----------------------------------------

   CLASS G                          2.29

----------------------------------------

   CLASS T                          2.80

----------------------------------------

   CLASS Z                          3.09



The 30-day SEC yields reflect the portfolio's earning power, net of expenses,

expressed as an annualized percentage of the public offering price per share at the end of the period.



TAXABLE-EQUIVALENT SEC YIELDS

AS OF 10/31/05 (%)



   CLASS A                          4.41

----------------------------------------

   CLASS B                          3.40

----------------------------------------

   CLASS C                          3.98

----------------------------------------

   CLASS G                          3.73

----------------------------------------

   CLASS T                          4.56

----------------------------------------

   CLASS Z                          5.04



Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.





FOCUS ON BONDS WITH LONGER-INTERMEDIATE MATURITIES



The fund had a significant investment in bonds with longer-intermediate maturities--between 12 and 15 years, which contributed positively to performance. However, they were partially offset by weak performance from bonds with two- to eight-year maturities, which were weak performers. We sold some of the fund's short maturities as well as callable (or redeemable) bonds, which helped performance. We used the proceeds to buy noncallable bonds and bonds with call features that could help lock in yields. Our decision to lower the fund's sensitivity to interest rate changes further aided returns.



EMPHASIS ON HIGH QUALITY WITH SEARCH FOR ADDED INCOME



We maintained the fund's high credit quality but also looked for opportunities to add higher-yielding, lower quality investment grade bonds that could boost the fund's income. Lower quality investment grade issues, however, remained scarce in Massachusetts. The fund continued to avoid bonds subject to the

Alternative Minimum Tax, which affects more taxpayers each year because it is not indexed to inflation.



LOOKING AHEAD



We expect interest rates to remain relatively low, which would likely aid the bond market. While new municipal issuance in Massachusetts could diminish with a reduction in bond refundings, supply should remain ample as the state continues to borrow for infrastructure, school, and essential service revenue projects.

Bonds are refunded when an existing issue is retired through the sale of a new issue, typically at a lower rate. Although debt levels in Massachusetts are among the highest of all states, we do not anticipate much of a change in the state's credit rating.



                                   Susan Sanderson has managed the Columbia

                                   tax-exempt bond funds since 1993 and has been

                                   with the advisor or its predecessors or

                                   affiliate organizations since 1985.





                                   /s/ Susan Sanderson



Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund.

Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.



Single-state municipal bond funds pose additional risks due to limited geographical diversification.



Your fund is actively managed and the composition of its portfolio will change over time.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________

                            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit

www.columbiafunds.com for daily and most recent month-end performance updates.



PERFORMANCE OF A $10,000 INVESTMENT

04/03/98 - 10/31/05 ($)



   SALES CHARGE     WITHOUT        WITH

----------------------------------------

   CLASS A          13,629        12,980

----------------------------------------

   CLASS B          13,151        13,151

----------------------------------------

   CLASS C          13,289        13,289

----------------------------------------

   CLASS G          13,231        13,231

----------------------------------------

   CLASS T          13,666        13,016

----------------------------------------

   CLASS Z          13,836          N/A





GROWTH OF A $10,000 INVESTMENT 04/03/98 - 10/31/05



                                [MOUNTAIN CHART]



                       CLASS A SHARES

   CLASS A SHARES        WITH SALES       LEHMAN BROTHERS 3-15 YEAR

WITHOUT SALES CHARGE       CHARGE        BLEND MUNICIPAL BOND INDEX

--------------------   --------------    --------------------------

04/1998   10000                9525                    10000

           9957                9484                     9915

          10116                9636                    10060

          10124                9643                    10097

          10125                9644                    10123

          10277                9789                    10273

          10430                9935                    10397

          10435                9939                    10412

          10455                9959                    10441

          10466                9969                    10473

          10631               10126                    10611

          10515               10016                    10559

          10505               10006                    10564

          10525               10025                    10596

          10431                9936                    10539

          10254                9767                    10395

          10296                9807                    10451

          10223                9737                    10416

          10223                9737                    10443

          10098                9618                    10377

          10236                9750                    10477

          10132                9651                    10425

          10069                9591                    10399

          10165                9682                    10479

          10393                9899                    10652

          10288                9799                    10611

          10196                9712                    10568

          10512               10013                    10817

          10656               10150                    10946

          10802               10289                    11093

          10730               10220                    11054

          10866               10350                    11160

          10946               10426                    11224

          11205               10673                    11458

          11299               10762                    11605

          11321               10784                    11634

          11414               10872                    11731

          11283               10747                    11622

          11387               10846                    11744

          11456               10912                    11813

          11605               11054                    11964

          11790               11230                    12153

          11770               11211                    12145

          11900               11335                    12275

          11731               11174                    12159

          11605               11053                    12063

          11804               11244                    12271

          11955               11387                    12424

          11715               11159                    12184

          11952               11384                    12444

          12026               11455                    12516

          12171               11593                    12659

          12328               11743                    12814

          12463               11871                    12959

          12749               12144                    13214

          12501               11907                    13018

          12441               11850                    12956

          12747               12141                    13227

          12659               12058                    13199

          12875               12264                    13388

          12871               12260                    13395

          12941               12326                    13481

          13254               12625                    13785

          13151               12526                    13722

          12618               12019                    13281

          12723               12118                    13385

          13138               12514                    13781

          13021               12402                    13690

          13153               12529                    13798

          13240               12611                    13903

          13261               12632                    13969

          13496               12855                    14184

          13379               12743                    14110

          13048               12429                    13794

          13021               12402                    13762

          13057               12437                    13812

          13221               12593                    13979

          13447               12808                    14247

          13482               12841                    14306

          13568               12923                    14410

          13424               12786                    14277

          13564               12919                    14426

          13652               13003                    14507

          13586               12941                    14434

          13442               12804                    14324

          13651               13002                    14545

          13741               13088                    14622

          13805               13150                    14703

          13711               13060                    14609

          13869               13210                    14747

          13736               13084                    14660

10/2005   13629               12980                    14577



The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia New Jersey Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.



Index performance is from April 3, 1998.



AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                     B                   C                    G                     T                Z

------------------------------------------------------------------------------------------------------------------------------------

   INCEPTION          11/18/02              11/18/02             11/18/02             03/01/01              04/03/98        04/03/98

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH     WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           0.44       -4.35     -0.30      -3.21      0.04      -0.92     -0.10      -4.94       0.55      -4.25     0.70

------------------------------------------------------------------------------------------------------------------------------------

   5-year           4.64        3.63      3.89       3.89      4.11       4.11      4.02       3.50       4.69       3.69     4.86

------------------------------------------------------------------------------------------------------------------------------------

   Life             4.17        3.50      3.68       3.68      3.82       3.82      3.76       3.76       4.21       3.54     4.38






AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                     B                   C                    G                     T                Z

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH     WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           1.89       -2.99      1.13      -1.81      1.48       0.50      1.33      -3.58       1.99      -2.89     2.15

------------------------------------------------------------------------------------------------------------------------------------

   5-year           5.07        4.05      4.33       4.33      4.55       4.55      4.46       3.95       5.12       4.10     5.29

------------------------------------------------------------------------------------------------------------------------------------

   Life             4.33        3.65      3.84       3.84      3.98       3.98      3.92       3.92       4.36       3.69     4.54






THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF

4.75% FOR CLASS A AND CLASS T SHARES THAT WAS IN EFFECT AT THE BEGINNING OF THE

PERIOD, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 3.00% FOR CLASS B SHARES,

5.00% FOR CLASS G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY.

EFFECTIVE AUGUST 22, 2005, NEW PURCHASES OF CLASS A SHARES HAVE A MAXIMUM

INITIAL SALES CHARGE OF 3.25%. PRIOR TO AUGUST 22, 2005, PURCHASES OF CLASS B

SHARES HAD A MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00%. THE "WITHOUT

SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD,

RETURNS WOULD BE LOWER.



PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND

EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT

ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.



All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.



Class A, class B and class C are newer classes of shares, initially offered on

November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class

T) and Retail B shares (for class G) of the Galaxy New Jersey Municipal Bond

Fund (the "Galaxy New Jersey Fund") for periods prior to November 18, 2002.

Retail A shares were initially offered on April 3, 1998. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees)

between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns shown for class G shares also include the returns of Retail A shares

(adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy New Jersey Fund (March

1, 2001). Class G shares generally would have had substantially similar returns to Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns shown for class Z shares include returns of the Trust shares of the Galaxy New Jersey

Fund, whose shares were initially offered on April 3, 1998, for periods prior to

November 18, 2002, the date on which class Z shares were initially offered by the fund.

UNDERSTANDING YOUR EXPENSES ____________________________________________________

                            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND





ESTIMATING YOUR ACTUAL EXPENSES



To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:



o     For shareholders who receive their account statements from Columbia

      Management Services, Inc., your account balance is available online at

      www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.



o     For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.



1.    Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.



2.    In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.





As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.



ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS



To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period.

The information in the following table is based on an initial investment of

$1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual"

column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.



05/01/05 - 10/31/05







-------------------------------------------------------------------------------------------------------------------------

              ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE             EXPENSES PAID         FUND'S ANNUALIZED

           BEGINNING OF THE PERIOD ($)         END OF THE PERIOD ($)         DURING THE PERIOD ($)     EXPENSE RATIO (%)

-------------------------------------------------------------------------------------------------------------------------

            ACTUAL        HYPOTHETICAL       ACTUAL        HYPOTHETICAL     ACTUAL      HYPOTHETICAL

-------------------------------------------------------------------------------------------------------------------------


CLASS A    1,000.00         1,000.00         998.29          1,019.91        5.29          5.35               1.05

-------------------------------------------------------------------------------------------------------------------------

CLASS B    1,000.00         1,000.00         994.51          1,016.13        9.05          9.15               1.80

-------------------------------------------------------------------------------------------------------------------------

CLASS C    1,000.00         1,000.00         996.22          1,017.90        7.30          7.37               1.45

-------------------------------------------------------------------------------------------------------------------------

CLASS G    1,000.00         1,000.00         995.51          1,017.14        8.05          8.13               1.60

-------------------------------------------------------------------------------------------------------------------------

CLASS T    1,000.00         1,000.00         998.79          1,020.42        4.79          4.84               0.95

-------------------------------------------------------------------------------------------------------------------------

CLASS Z    1,000.00         1,000.00         999.50          1,021.17        4.03          4.08               0.80






Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.



Had the distributor and transfer agent not waived a portion of expenses, total return would have been reduced.



It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees.

Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.



COMPARE WITH OTHER FUNDS



Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so,

compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________

                            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

(Sidebar)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit

www.columbiafunds.com for daily and most recent month-end performance updates.



                  [UP ARROW]                  [UP ARROW]



                                            LEHMAN BROTHERS

                                            3-15 YEAR BLEND

                CLASS A SHARES           MUNICIPAL BOND INDEX

                    0.44%                        1.15%



The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.



                                    OBJECTIVE



                        Seeks as high a level of current

                       interest income exempt from federal

                          income tax and, to the extent

                       possible, from the personal income

                     tax of its state, as is consistent with

                        relative stability of principal.



                                TOTAL NET ASSETS



                                  $75.2 million



NET ASSET VALUE PER SHARE

AS OF 10/31/05 ($)



   CLASS A                         10.23

----------------------------------------

   CLASS B                         10.23

----------------------------------------

   CLASS C                         10.23

----------------------------------------

   CLASS G                         10.23

----------------------------------------

   CLASS T                         10.23

----------------------------------------

   CLASS Z                         10.23



DISTRIBUTIONS DECLARED PER SHARE

11/01/04 - 10/31/05 ($)



   CLASS A                         0.39

----------------------------------------

   CLASS B                         0.31

----------------------------------------

   CLASS C                         0.35

----------------------------------------

   CLASS G                         0.33

----------------------------------------

   CLASS T                         0.40

----------------------------------------

   CLASS Z                         0.41



Distributions include $0.04 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue.

Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.





For the 12-month period ended October 31, 2005, class A shares of Columbia New

Jersey Intermediate Municipal Bond Fund returned 0.44% without sales charge.

Class Z shares returned 0.70%. By comparison, the Lehman Brothers 3-15 Year

Blend Municipal Bond Index returned 1.15%, while the Lipper Other States

Intermediate Municipal Debt Funds Category had an average total return of

0.45%. 1



The fund's emphasis on longer-maturity bonds within the intermediate universe as well as a small position in lower quality investment-grade bonds aided performance. The fund trailed the Lehman Brothers Index largely because it did not own California bonds, which were top performers over the year. In addition,

the fund was more sensitive than the index to interest rate changes, which hampered returns late in the period amid expectations that rising energy prices would drive up inflation rates.



On October 31, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.66%. This equaled a taxable-equivalent yield of 4.37% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.



MIXED FISCAL PICTURE



New Jersey borrowed heavily over the past year to fund infrastructure, education and essential services projects. A progressive tax structure and the relocation of some high-paying jobs from Wall Street to New Jersey helped strengthen the local economy, which also benefited from below-average unemployment. The state,

however, continued to struggle with structural imbalances, relying on one-time fixes to balance its budget. This short-term approach concerned the ratings agencies, which did not upgrade the state's credit rating. In 2005, a state

Supreme Court ruling limited the use of deficit financing as a tool to balance the budget.



PRESSURE FROM RISING SHORT-TERM INTEREST RATES



The fund benefited from owning longer intermediate-maturity bonds, which did better than shorter-maturity bonds as the Federal Reserve gradually increased the federal funds rate -- a key short-term borrowing rate -- from 1.75% to

3.75%. 2  Short-term bond prices declined as interest rates rose.

Longer-maturity bonds fared better because their yields are more closely tied to the long-term outlook for inflation. Over the 12-month period, municipal bonds outperformed Treasury bonds, which tend to be more sensitive to changing interest rates.



1     Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund.

      Lipper makes no adjustment for the effect of sales loads.



2     The federal funds rate was increased to 4.0% on November 1, 2005.

________________________________________________________________________________

                            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



(Sidebar)

TOP 5 SECTORS AS OF 10/31/05 (%)



   LOCAL GENERAL OBLIGATIONS        23.3

----------------------------------------

   STATE APPROPRIATED               15.3

----------------------------------------

   REFUNDED/ESCROWED                12.3

----------------------------------------

   STATE GENERAL OBLIGATIONS         6.2

----------------------------------------

   POOL/BOND BANK                    5.8



MATURITY BREAKDOWN AS OF 10/31/05 (%)



   0 - 1 YEARS                       1.2

----------------------------------------

   1 - 3 YEARS                       3.6

----------------------------------------

   3 - 5 YEARS                      17.0

----------------------------------------

   5 - 7 YEARS                      11.8

----------------------------------------

   7 - 10 YEARS                     16.5

----------------------------------------

   10 - 15 YEARS                    35.7

----------------------------------------

   15 - 20 YEARS                     9.3

----------------------------------------

   20 - 25 YEARS                     2.2

----------------------------------------

   25 YEARS AND OVER                 0.4

----------------------------------------

   CASH EQUIVALENT                   2.3



QUALITY BREAKDOWN AS OF 10/31/05 (%)



   AAA                              71.5

----------------------------------------

   AA                               12.5

----------------------------------------

   A                                 4.0

----------------------------------------

   BBB                               8.1

----------------------------------------

   NON RATED                         1.6

----------------------------------------

   CASH EQUIVALENT                   2.3



Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies,

Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.



Sector weightings are calculated as a percentage of net assets.



SEC YIELDS AS OF 10/31/05 (%)



   CLASS A                          2.66

----------------------------------------

   CLASS B                          2.05

----------------------------------------

   CLASS C                          2.40

----------------------------------------

   CLASS G                          2.24

----------------------------------------

   CLASS T                          2.76

----------------------------------------

   CLASS Z                          3.05



The 30-day SEC yields reflect the portfolio's earning power, net of expenses,

expressed as an annualized percentage of the public offering price per share at the end of the period.



TAXABLE-EQUIVALENT SEC YIELDS

AS OF 10/31/05 (%)



   CLASS A                          4.37

----------------------------------------

   CLASS B                          3.36

----------------------------------------

   CLASS C                          3.94

----------------------------------------

   CLASS G                          3.69

----------------------------------------

   CLASS T                          4.53

----------------------------------------

   CLASS Z                          5.01



Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.





HIGH QUALITY FOCUS MIXED WITH ADDED INCOME OPPORTUNITIES



The fund maintained its emphasis on quality, which included long-term investments in insured bonds. To add income, we boosted investments in lower quality investment-grade issues, including tobacco, student housing and hospital bonds. Tobacco bonds are issued by the state and secured by revenues from a financial settlement it has with tobacco companies to help pay cigarette-related health costs and fund anti-smoking campaigns. To lock in attractive yields, the fund also owned noncallable bonds, which cannot be redeemed before their due dates. We continued to forego the added yield offered by bonds subject to the

Alternative Minimum Tax. This tax affects more taxpayers each year because it is not indexed to inflation.



LOOKING AHEAD WITH CAUTIOUS OPTIMISM



We believe the state Supreme Court's recent ruling to limit deficit financing will eventually help New Jersey improve its balance sheet. Until this change happens, we do not expect to see an upgrade in the state's credit rating. We plan to monitor the progress of both the new governor and the state economy. As long as economic growth remains healthy, we expect strong demand from individual investors to keep credit spreads -- the difference in yield among bonds with different credit ratings -- relatively tight. Slower economic growth could widen credit spreads for uninsured bonds.



                                Brian McGreevy has managed the Columbia

                                tax-exempt bond funds since 1997 and has been

                                with the advisor or its predecessors or

                                affiliate organizations since 1994.





                                /s/  Brian McGreevy



Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund.

Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.



Single-state municipal bond funds pose additional risks due to limited geographical diversification.



Your fund is actively managed and the composition of its portfolio will change over time.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________

                              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit

www.columbiafunds.com for daily and most recent month-end performance updates.



PERFORMANCE OF A $10,000 INVESTMENT

11/01/95 - 10/31/05 ($)



   SALES CHARGE    WITHOUT         WITH

-----------------------------------------

   CLASS A          16,049        15,283

-----------------------------------------

   CLASS B          15,509        15,509

-----------------------------------------

   CLASS C          15,675        15,675

-----------------------------------------

   CLASS G          15,604        15,604

-----------------------------------------

   CLASS T          16,091        15,323

-----------------------------------------

   CLASS Z          16,392          N/A





GROWTH OF A $10,000 INVESTMENT 11-01-95 - 10/31/05



                                [MOUNTAIN CHART]



   CLASS A SHARES      CLASS A SHARES

   WITHOUT SALES         WITH SALES      LEHMAN BROTHERS 3-15 YEAR

       CHARGE              CHARGE        BLEND MUNICIPAL BOND INDEX

   --------------      --------------    --------------------------

11/1995   10000                9525                   10000

          10148                9666                   10127

          10232                9746                   10197

          10308                9818                   10294

          10240                9754                   10254

          10108                9628                   10145

          10069                9591                   10122

          10051                9574                   10109

          10156                9673                   10197

          10233                9747                   10287

          10196                9712                   10291

          10312                9823                   10393

          10431                9936                   10508

          10626               10121                   10689

          10579               10077                   10652

          10591               10088                   10691

          10678               10171                   10783

          10533               10032                   10654

          10622               10118                   10726

          10773               10261                   10869

          10873               10357                   10975

          11216               10683                   11243

          11087               10560                   11154

          11198               10666                   11276

          11260               10725                   11339

          11321               10783                   11390

          11496               10950                   11538

          11601               11050                   11656

          11599               11048                   11664

          11600               11049                   11669

          11518               10971                   11617

          11736               11179                   11787

          11777               11218                   11831

          11799               11238                   11861

          11998               11428                   12037

          12144               11568                   12183

          12124               11548                   12200

          12164               11586                   12234

          12183               11605                   12272

          12332               11746                   12432

          12241               11659                   12372

          12239               11658                   12378

          12259               11677                   12415

          12161               11583                   12349

          11952               11384                   12180

          11983               11414                   12246

          11883               11319                   12204

          11870               11306                   12236

          11672               11118                   12159

          11848               11286                   12275

          11737               11179                   12215

          11669               11115                   12185

          11822               11260                   12279

          12148               11571                   12481

          12035               11463                   12432

          11935               11368                   12383

          12287               11704                   12674

          12425               11835                   12826

          12631               12031                   12998

          12550               11954                   12952

          12712               12108                   13076

          12816               12208                   13151

          13189               12563                   13426

          13272               12642                   13598

          13280               12650                   13632

          13409               12772                   13745

          13243               12614                   13617

          13383               12748                   13760

          13452               12813                   13841

          13664               13015                   14018

          13865               13206                   14240

          13765               13111                   14230

          13932               13270                   14382

          13770               13116                   14247

          13598               12952                   14134

          13850               13192                   14378

          14037               13370                   14557

          13728               13076                   14276

          14005               13340                   14580

          14074               13405                   14665

          14254               13577                   14832

          14435               13749                   15015

          14663               13966                   15184

          15005               14292                   15483

          14746               14046                   15253

          14648               13952                   15181

          14985               14273                   15498

          14895               14187                   15466

          15160               14440                   15687

          15119               14401                   15695

          15232               14509                   15795

          15613               14871                   16152

          15469               14735                   16078

          14866               14160                   15562

          15019               14306                   15683

          15495               14759                   16147

          15362               14632                   16041

          15517               14780                   16167

          15626               14884                   16290

          15663               14919                   16367

          15937               15180                   16619

          15792               15042                   16533

          15385               14654                   16162

          15347               14618                   16125

          15400               14669                   16183

          15588               14848                   16379

          15867               15113                   16693

          15921               15165                   16762

          16015               15254                   16884

          15842               15090                   16729

          16007               15247                   16903

          16076               15312                   16997

          15986               15226                   16912

          15826               15074                   16784

          16074               15311                   17042

          16172               15404                   17133

          16243               15472                   17227

          16138               15371                   17117

          16306               15531                   17279

          16185               15416                   17177

10/2005   16049               15283                   17082



The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia New York Intermediate Municipal Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.



AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                     B                    C                    G                     T              Z

------------------------------------------------------------------------------------------------------------------------------------

   INCEPTION          11/25/02              11/25/02             11/25/02             03/01/01              12/31/91        12/31/91

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH    WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           0.22       -4.56     -0.53      -3.43     -0.18      -1.15     -0.33      -5.18       0.32      -4.46     0.47

------------------------------------------------------------------------------------------------------------------------------------

   5-year           4.78        3.76      4.06       4.06      4.28       4.28      4.19       3.67       4.83       3.81     5.01

------------------------------------------------------------------------------------------------------------------------------------

   10-year          4.84        4.33      4.49       4.49      4.60       4.60      4.55       4.55       4.87       4.36     5.07






AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                     B                    C                    G                     T              Z

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH    WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           1.66       -3.20      0.90      -2.04      1.25       0.27      1.10      -3.81       1.76      -3.11     1.92

------------------------------------------------------------------------------------------------------------------------------------

   5-year           5.22        4.21      4.52       4.52      4.73       4.73      4.64       4.14       5.28       4.26     5.46

------------------------------------------------------------------------------------------------------------------------------------

   10-year          5.06        4.55      4.71       4.71      4.82       4.82      4.77       4.77       5.09       4.58     5.28






THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF

4.75% FOR CLASS A AND CLASS T SHARES THAT WAS IN EFFECT AT THE BEGINNING OF THE

PERIOD, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 3.00% FOR CLASS B SHARES,

5.00% FOR CLASS G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY.

EFFECTIVE AUGUST 22, 2005, NEW PURCHASES OF CLASS A SHARES HAVE A MAXIMUM

INITIAL SALES CHARGE OF 3.25% . PRIOR TO AUGUST 22, 2005, PURCHASES OF CLASS B

SHARES HAD A MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00%. THE "WITHOUT

SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD,

RETURNS WOULD BE LOWER.



PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND

EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT

ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.



All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.



Class A, class B and class C are newer classes of shares, initially offered on

November 25, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class

T) and Retail B shares (for class G) of the Galaxy New York Municipal Bond Fund

(the "Galaxy New York Fund") for periods prior to November 25, 2002. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. The returns shown for class G shares also include the returns of Retail A shares

(adjusted to reflect the sales charges applicable to class G shares) for periods prior to the inception of Retail B shares of the Galaxy New York Fund (March 1,

2001). Class G shares generally would have had substantially similar returns to

Retail A shares because they would have been invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. Retail A shares were initially offered on December 31, 1991. The returns shown for class Z shares include returns of Trust shares of the Galaxy New York Fund, whose shares were initially offered on December 31, 1991, for periods prior to November 25, 2002,

the date on which class Z shares were initially offered by the fund.

UNDERSTANDING YOUR EXPENSES ____________________________________________________

                              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND





ESTIMATING YOUR ACTUAL EXPENSES



To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:



o     For shareholders who receive their account statements from Columbia

      Management Services, inc., your account balance is available online at

      www.columbiafunds.com or by calling Shareholder services at 800.345.6611.



o     For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.



1.    Divide your ending account balance by $1,000. for example, if an account balance was $8,600 at the end of the period, the result would be 8.6.



2.    In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.





As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.



ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS



To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period.

The information in the following table is based on an initial investment of

$1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual"

column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.



05/01/05 - 10/31/05







-------------------------------------------------------------------------------------------------------------------------

              ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE           EXPENSES PAID           FUND'S ANNUALIZED

          BEGINNING OF THE PERIOD ($)          END OF THE PERIOD ($)       DURING THE PERIOD ($)       EXPENSE RATIO (%)

-------------------------------------------------------------------------------------------------------------------------

            ACTUAL       HYPOTHETICAL        ACTUAL       HYPOTHETICAL      ACTUAL    HYPOTHETICAL

-------------------------------------------------------------------------------------------------------------------------


CLASS A    1,000.00         1,000.00         998.49          1,020.37        4.84          4.89               0.96

-------------------------------------------------------------------------------------------------------------------------

CLASS B    1,000.00         1,000.00         994.71          1,016.59        8.60          8.69               1.71

-------------------------------------------------------------------------------------------------------------------------

CLASS C    1,000.00         1,000.00         996.52          1,018.35        6.84          6.92               1.36

-------------------------------------------------------------------------------------------------------------------------

CLASS G    1,000.00         1,000.00         995.72          1,017.59        7.60          7.68               1.51

-------------------------------------------------------------------------------------------------------------------------

CLASS T    1,000.00         1,000.00         998.99          1,020.87        4.33          4.38               0.86

-------------------------------------------------------------------------------------------------------------------------

CLASS Z    1,000.00         1,000.00         999.70          1,021.63        3.58          3.62               0.71






Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.



Had the distributor and transfer agent not waived a portion of expenses, total return would have been reduced.



It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees.

Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.



COMPARE WITH OTHER FUNDS



Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so,

compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________

                              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

(Sidebar)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit

www.columbiafunds.com for daily and most recent month-end performance updates.



                  [UP ARROW]                  [UP ARROW]



                                            LEHMAN BROTHERS

                                            3-15 YEAR BLEND

                CLASS A SHARES           MUNICIPAL BOND INDEX

                    0.22%                        1.15%



The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.



                                    OBJECTIVE



                        Seeks as high a level of current

                           interest income exempt from

                         federal income tax and, to the

                       extent possible, from the personal

                         income tax of its state, as is

                     consistent with relative stability of

                                   principal.



                                TOTAL NET ASSETS



                                 $133.1 million



NET ASSET VALUE PER SHARE

AS OF 10/31/05 ($)



   CLASS A                         11.61

----------------------------------------

   CLASS B                         11.61

----------------------------------------

   CLASS C                         11.61

----------------------------------------

   CLASS G                         11.61

----------------------------------------

   CLASS T                         11.61

----------------------------------------

   CLASS Z                         11.61



DISTRIBUTIONS DECLARED PER SHARE

11/01/04 - 10/31/05 ($)



   CLASS A                          0.40

----------------------------------------

   CLASS B                          0.31

----------------------------------------

   CLASS C                          0.35

----------------------------------------

   CLASS G                          0.33

----------------------------------------

   CLASS T                          0.41

----------------------------------------

   CLASS Z                          0.43



Distributions include $0.01 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue.

Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.





For the 12-month period ended October 31, 2005, class A shares of Columbia New

York Intermediate Municipal Bond Fund returned 0.22% without sales charge. Class

Z shares returned 0.47%. By comparison, the Lehman Brothers 3-15 Year Blend

Municipal Bond Index returned 1.15%, while the Lipper New York Intermediate

Municipal Debt Funds Category had an average total return of 0.32%. 1



The fund had less exposure to shorter maturity issues than the index and more exposure to bonds with 10- to 15-year maturities, which generally benefited performance. However, this positioning hampered returns late in the period when yields rose (and prices declined) amid concerns that the Gulf Coast hurricanes would push energy prices and inflation rates higher. As interest rates rose, the fund's greater sensitivity to interest rate changes and higher stake in noncallable bonds also hindered returns relative to the index. In addition, the fund had less exposure to New York hospital bonds and lacked exposure to

California bonds, both of which were strong performers in the index.



On October 31, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.65%. This equaled a taxable-equivalent yield of 4.38% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.



LARGE INCREASE IN NEW MUNICIPAL BOND SUPPLY



New York borrowed heavily in 2005, accounting for 10% of all municipal bond issuance nationwide. The state economy improved while the legislature enacted a budget on schedule for the first time in 20 years. However, New York continued

to struggle with structural imbalances, using more than $4 billion in non-recurring resources to balance its budget. New York's heavy reliance on debt made it one of the most indebted states in the nation.



PRESSURE FROM RISING INTEREST RATES



Over the past year, the Federal Reserve gradually increased the federal funds rate -- a key short-term borrowing rate -- from 1.75% to 3.75%. 2 Short-term bond prices declined as interest rates rose. Longer-maturity bonds fared better because their yields are more closely tied to the long-term outlook for inflation. Over the 12-month period, municipal bonds outperformed Treasury bonds, which tend to be more sensitive to changing interest rates.



HIGH QUALITY MIXED WITH OPPORTUNITIES FOR ADDED YIELD



The fund maintained its emphasis on higher quality investment grade holdings,

including general obligation, essential services and education



1     Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund.

      Lipper makes no adjustment for the effect of sales loads.



2     The federal funds rate was increased to 4.0% on November 1, 2005.

________________________________________________________________________________

                              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

(Sidebar)

TOP 5 SECTORS AS OF 10/31/05 (%)



   REFUNDED/ESCROWED                25.9

----------------------------------------

   STATE APPROPRIATED               13.7

----------------------------------------

   LOCAL GENERAL OBLIGATIONS        11.1

----------------------------------------

   EDUCATION                         8.5

----------------------------------------

   SPECIAL NON-PROPERTY TAX          6.9



MATURITY BREAKDOWN AS OF 10/31/05 (%)



   0 - 1 YEARS                       2.3

----------------------------------------

   1 - 3 YEARS                       8.3

----------------------------------------

   3 - 5 YEARS                      19.5

----------------------------------------

   5 - 7 YEARS                      17.2

----------------------------------------

   7 - 10 YEARS                     15.5

----------------------------------------

   10 - 15 YEARS                    19.1

----------------------------------------

   15 - 20 YEARS                    11.4

----------------------------------------

   20 - 25 YEARS                     2.9

----------------------------------------

   CASH EQUIVALENT                   3.8



QUALITY BREAKDOWN AS OF 10/31/05 (%)



   AAA                              57.8

----------------------------------------

   AA                               25.4

----------------------------------------

   A                                 9.9

----------------------------------------

   BBB                               1.9

----------------------------------------

   BB                                1.2

----------------------------------------

   CASH EQUIVALENT                   3.8



Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies,

Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.



Sector weightings are calculated as a percentage of net assets.



SEC YIELDS AS OF 10/31/05 (%)



   CLASS A                          2.65

----------------------------------------

   CLASS B                          2.03

----------------------------------------

   CLASS C                          2.38

----------------------------------------

   CLASS G                          2.24

----------------------------------------

   CLASS T                          2.75

----------------------------------------

   CLASS Z                          3.04



The 30-day SEC yields reflect the portfolio's earning power, net of expenses,

expressed as an annualized percentage of the public offering price per share at the end of the period.



TAXABLE-EQUIVALENT SEC YIELDS

AS OF 10/31/05 (%)



   CLASS A                          4.38

----------------------------------------

   CLASS B                          3.36

----------------------------------------

   CLASS C                          3.94

----------------------------------------

   CLASS G                          3.69

----------------------------------------

   CLASS T                          4.54

----------------------------------------

   CLASS Z                          5.01



Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.





bonds. It added income through carefully selected lower quality investment-grade bonds, including tobacco and hospital bonds, which were among the year's best performers. Tobacco bonds are issued by the state and secured by revenues from a financial settlement with tobacco companies that helps pay cigarette-related health costs and fund anti-smoking campaigns. We added selectively to other bonds with a yield advantage, buying noncallable bonds (which cannot be redeemed before maturity), but not bonds subject to the Alternative Minimum Tax (AMT). We make an effort to avoid these bonds because the AMT affects more shareholders each year because it is not indexed to inflation.



LOOKING AHEAD



We expect interest rates are likely to remain relatively low, which would benefit bond investors. However, we believe that New York will continue to struggle with challenges related to structural imbalances and below-average job growth in 2006. We expect continued heavy new issuance coupled with strong demand from individual taxpayers to keep credit spreads tight. Credit spreads represent the difference in yield among bonds with different credit ratings.

When credit spreads are tight, investors are not paid a lot more to take on the added risk associated with lower quality bonds. In this type of environment, we would most likely continue to favor higher quality investment-grade bonds.



                                Brian McGreevy has managed the Columbia

                                tax-exempt bond funds since 1997 and has been

                                with the advisor or its predecessors or

                                affiliate organizations since 1994.





                                /s/ Brian McGreevy



Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund.

Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.



Single-state municipal bond funds pose additional risks due to limited geographical diversification.



Your fund is actively managed and the composition of its portfolio will change over time.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PERFORMANCE INFORMATION ________________________________________________________

                          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

(Sidebar)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit

www.columbiafunds.com for daily and most recent month-end performance updates.



PERFORMANCE OF A $10,000 INVESTMENT

11/01/95 - 10/31/05 ($)



   SALES CHARGE    WITHOUT         WITH

------------------------------------------

   CLASS A          16,154        15,390

------------------------------------------

   CLASS B          15,567        15,567

------------------------------------------

   CLASS C          15,730        15,730

------------------------------------------

   CLASS G          15,656        15,656

------------------------------------------

   CLASS T          16,269        15,499

------------------------------------------

   CLASS Z          16,277          N/A





GROWTH OF A $10,000 INVESTMENT 11/01/95 - 10/31/05



                                [MOUNTAIN CHART]



   CLASS A SHARES      CLASS A SHARES

   WITHOUT SALES         WITH SALES      LEHMAN BROTHERS 3-15 YEAR

       CHARGE              CHARGE        BLEND MUNICIPAL BOND INDEX

   --------------      --------------    --------------------------

11/1995   10000                 9525                  10000

          10173                 9690                  10127

          10286                 9797                  10197

          10357                 9865                  10294

          10243                 9756                  10254

          10112                 9632                  10145

          10084                 9605                  10122

          10096                 9616                  10109

          10184                 9701                  10197

          10274                 9786                  10287

          10274                 9786                  10291

          10412                 9917                  10393

          10522                10022                  10508

          10712                10203                  10689

          10659                10153                  10652

          10712                10204                  10691

          10801                10288                  10783

          10662                10155                  10654

          10723                10213                  10726

          10877                10360                  10869

          10982                10460                  10975

          11262                10727                  11243

          11161                10631                  11154

          11276                10741                  11276

          11342                10803                  11339

          11405                10863                  11390

          11571                11021                  11538

          11679                11125                  11656

          11669                11115                  11664

          11682                11127                  11669

          11641                11088                  11617

          11825                11263                  11787

          11868                11305                  11831

          11882                11317                  11861

          12056                11484                  12037

          12197                11618                  12183

          12178                11599                  12200

          12243                11662                  12234

          12253                11671                  12272

          12386                11797                  12432

          12326                11741                  12372

          12338                11752                  12378

          12361                11774                  12415

          12283                11699                  12349

          12103                11529                  12180

          12128                11552                  12246

          11993                11423                  12204

          11992                11422                  12236

          11844                11282                  12159

          11969                11400                  12275

          11912                11347                  12215

          11877                11313                  12185

          12013                11443                  12279

          12272                11689                  12481

          12191                11612                  12432

          12110                11535                  12383

          12438                11848                  12674

          12593                11994                  12826

          12795                12188                  12998

          12724                12119                  12952

          12869                12257                  13076

          12965                12349                  13151

          13293                12662                  13426

          13405                12768                  13598

          13440                12801                  13632

          13551                12908                  13745

          13406                12770                  13617

          13531                12888                  13760

          13618                12971                  13841

          13792                13137                  14018

          14004                13339                  14240

          13992                13327                  14230

          14141                13470                  14382

          13990                13326                  14247

          13853                13195                  14134

          14080                13411                  14378

          14253                13576                  14557

          13974                13310                  14276

          14252                13575                  14580

          14329                13648                  14665

          14480                13792                  14832

          14659                13963                  15015

          14813                14109                  15184

          15094                14377                  15483

          14883                14176                  15253

          14783                14081                  15181

          15116                14398                  15498

          15043                14329                  15466

          15272                14547                  15687

          15234                14510                  15695

          15353                14624                  15795

          15671                14926                  16152

          15575                14835                  16078

          15027                14313                  15562

          15145                14426                  15683

          15585                14844                  16147

          15458                14724                  16041

          15610                14868                  16167

          15691                14946                  16290

          15719                14973                  16367

          15993                15233                  16619

          15859                15105                  16533

          15479                14744                  16162

          15441                14707                  16125

          15499                14763                  16183

          15681                14936                  16379

          15946                15188                  16693

          15976                15217                  16762

          16061                15298                  16884

          15910                15154                  16729

          16072                15309                  16903

          16144                15378                  16997

          16065                15302                  16912

          15916                15160                  16784

          16134                15368                  17042

          16237                15466                  17133

          16328                15553                  17227

          16219                15448                  17117

          16366                15589                  17279

          16271                15499                  17177

10/2005   16154                15390                  17082



The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Rhode Island Intermediate Municipal Bond Fund

during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.



AVERAGE ANNUAL TOTAL RETURN AS OF 10/31/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                    B                     C                    G                     T             Z

------------------------------------------------------------------------------------------------------------------------------------

   INCEPTION          11/18/02              11/18/02             11/18/02             03/01/01              12/20/94       06/19/00

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH    WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           0.63       -4.18     -0.12      -3.03     0.23       -0.74     0.08       -4.77       0.88      -3.95     0.88

------------------------------------------------------------------------------------------------------------------------------------

   5-year           4.66        3.64      3.89       3.89     4.10        4.10     4.01        3.49       4.81       3.79     4.82

------------------------------------------------------------------------------------------------------------------------------------

   10-year          4.91        4.41      4.52       4.52     4.63        4.63     4.58        4.58       4.99       4.48     4.99






AVERAGE ANNUAL TOTAL RETURN AS OF 09/30/05 (%)







------------------------------------------------------------------------------------------------------------------------------------

   SHARE CLASS            A                    B                     C                    G                     T             Z

------------------------------------------------------------------------------------------------------------------------------------

   SALES CHARGE   WITHOUT      WITH     WITHOUT     WITH     WITHOUT     WITH     WITHOUT     WITH      WITHOUT     WITH    WITHOUT

------------------------------------------------------------------------------------------------------------------------------------


   1-year           1.86       -2.94      1.10      -1.85     1.46        0.47     1.30       -3.61       2.12      -2.70     2.12

------------------------------------------------------------------------------------------------------------------------------------

   5-year           5.04        4.03      4.28       4.28     4.49        4.49     4.39        3.88       5.18       4.17     5.19

------------------------------------------------------------------------------------------------------------------------------------

   10-year          5.14        4.63      4.76       4.76     4.86        4.86     4.81        4.81       5.21       4.70     5.22






THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF

4.75% FOR CLASS A AND CLASS T SHARES THAT WAS IN EFFECT AT THE BEGINNING OF THE

PERIOD, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 3.00% FOR CLASS B SHARES,

5.00% FOR CLASS G SHARES AND 1.00% FOR CLASS C SHARES FOR THE FIRST YEAR ONLY.

EFFECTIVE AUGUST 22, 2005, NEW PURCHASES OF CLASS A SHARES HAVE A MAXIMUM

INITIAL SALES CHARGE OF 3.25%. PRIOR TO AUGUST 22, 2005, PURCHASES OF CLASS B

SHARES HAD A MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00%. THE "WITHOUT

SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD,

RETURNS WOULD BE LOWER.



PERFORMANCE RESULTS REFLECT ANY VOLUNTARY WAIVERS OR REIMBURSEMENT OF FUND

EXPENSES BY THE ADVISOR OR ITS AFFILIATES. ABSENT THESE WAIVERS OR REIMBURSEMENT

ARRANGEMENTS, PERFORMANCE RESULTS WOULD HAVE BEEN LOWER.



All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.



Class A, class B, and class C are newer class shares, initially offered on

November 18, 2002. Their performance information includes returns of the fund's class T shares (for class A) and class G shares (for class B and class C) for periods prior to their inception (adjusted to reflect the sales charges applicable to class A, class B, and class C shares, respectively). The returns for class T and class G shares include the returns of Retail A shares (for class

T shares) and Retail B shares (for class G shares) of the Galaxy Rhode Island

Municipal Bond Fund for periods prior to November 18, 2002. The returns shown for class G shares also include the returns of Retail A shares for periods prior to the inception of Retail B shares of the Galaxy Rhode Island Fund (March 1,

2001). Retail A shares were initially offered on December 20, 1994. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Class G shares generally would have had substantially similar returns to Retail A shares because they would have invested in the same portfolio of securities, although the returns would be lower to the extent that expenses for class G shares exceed expenses paid by Retail A shares. The returns for class Z shares also include the returns of Retail A shares of the Galaxy Rhode Island Municipal Bond Fund for periods prior to the inception of Trust shares (June 19, 2000). Class Z shares generally would have had substantially similar returns to the Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been higher to the extent for class

Z shares are lower then expenses paid by Retail A shares.

UNDERSTANDING YOUR EXPENSES ____________________________________________________

                          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



ESTIMATING YOUR ACTUAL EXPENSES



To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:



o     For shareholders who receive their account statements from Columbia

      Management Services, inc., your account balance is available online at

      www.columbiafunds.com or by calling Shareholder services at 800.345.6611.



o     For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.



1.    Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.



2.    In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.





As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.



ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS



To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period.

The information in the following table is based on an initial investment of

$1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual"

column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.



05/01/05 - 10/31/05







-------------------------------------------------------------------------------------------------------------------------

              ACCOUNT VALUE AT THE              ACCOUNT VALUE AT THE           EXPENSES PAID           FUND'S ANNUALIZED

          BEGINNING OF THE PERIOD ($)          END OF THE PERIOD ($)       DURING THE PERIOD ($)       EXPENSE RATIO (%)

-------------------------------------------------------------------------------------------------------------------------

            ACTUAL      HYPOTHETICAL          ACTUAL      HYPOTHETICAL     ACTUAL     HYPOTHETICAL

-------------------------------------------------------------------------------------------------------------------------


CLASS A    1,000.00         1,000.00         1,001.71        1,020.32        4.89          4.94               0.97

-------------------------------------------------------------------------------------------------------------------------

CLASS B    1,000.00         1,000.00           997.88        1,016.53        8.66          8.74               1.72

-------------------------------------------------------------------------------------------------------------------------

CLASS C    1,000.00         1,000.00           999.70        1,018.30        6.91          6.97               1.37

-------------------------------------------------------------------------------------------------------------------------

CLASS G    1,000.00         1,000.00           998.89        1,017.54        7.66          7.73               1.52

-------------------------------------------------------------------------------------------------------------------------

CLASS T    1,000.00         1,000.00         1,003.02        1,021.58        3.64          3.67               0.72

-------------------------------------------------------------------------------------------------------------------------

CLASS Z    1,000.00         1,000.00         1,003.02        1,021.58        3.64          3.67               0.72






Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by (365.)



Had the distributor and transfer agent not waived a portion of expenses, total return would have been reduced.



It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees.

Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.



COMPARE WITH OTHER FUNDS



Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so,

compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

PORTFOLIO MANAGER'S REPORT _____________________________________________________

                          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND

(Sidebar)

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit

www.columbiafunds.com for daily and most recent month-end performance updates.



                  [UP ARROW]                  [UP ARROW]



                                            LEHMAN BROTHERS

                                            3-15 YEAR BLEND

                CLASS A SHARES           MUNICIPAL BOND INDEX

                    0.63%                        1.15%



The Lehman Brothers 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990 with remaining maturities between 2 and 17 years and at least $5 million in principal amount outstanding.



                                    OBJECTIVE



                        Seeks as high a level of current

                       interest income exempt from federal

                          income tax and, to the extent

                       possible, from the personal income

                     tax of its state, as is consistent with

                        relative stability of principal.



                                TOTAL NET ASSETS



                                 $120.5 million



NET ASSET VALUE PER SHARE

AS OF 10/31/05 ($)



   CLASS A                         11.20

----------------------------------------

   CLASS B                         11.20

----------------------------------------

   CLASS C                         11.20

----------------------------------------

   CLASS G                         11.20

----------------------------------------

   CLASS T                         11.20

----------------------------------------

   CLASS Z                         11.20



DISTRIBUTIONS DECLARED PER SHARE

11/01/04 - 10/31/05 ($)



   CLASS A                          0.41

----------------------------------------

   CLASS B                          0.33

----------------------------------------

   CLASS C                          0.37

----------------------------------------

   CLASS G                          0.35

----------------------------------------

   CLASS T                          0.44

----------------------------------------

   CLASS Z                          0.44



Distributions include $0.01 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue.

Some or all of this discount may be included in the fund's ordinary income, and is taxable when distributed.





For the 12-month period ended October 31, 2005, class A shares of Columbia Rhode

Island Intermediate Municipal Bond Fund returned 0.63% without sales charge.

Class Z shares returned 0.88%. By comparison, the Lehman Brothers 3-15 Year

Blend Municipal Bond Index returned 1.15%, while the Lipper Other States

Intermediate Municipal Debt Funds Category had an average total return of 0.45%.

1



The fund maintained its focus on higher quality investment-grade bonds, but benefited from selective investments in lower-quality investment-grade issues,

including tobacco and hospital bonds. The fund also owned some higher coupon bonds that could be called (or redeemed) in the next few years. They held up well as yields rose late in the period. The fund did not own California bonds,

which were among the best performers in the Lehman Brothers Index. In addition,

the fund had less exposure than the index to longer-maturity bonds, which performed better than shorter-maturity issues during the one-year reporting period.



On October 31, 2005, the fund's class A shares had a 30-day SEC annualized yield of 2.65%. This equaled a taxable-equivalent yield of 4.52% for shareholders in the 35.0% federal income tax bracket and taxed at the state's applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.



CONTINUED FISCAL PROGRESS IN RHODE ISLAND



Rhode Island municipal bonds benefited as the state's credit rating was upgraded from AA- to AA by Standard & Poor's. This upgrade lowered the state's borrowing costs on new issues. The state borrowed heavily in 2005 with new issuance up 21%

over 2004 levels. However, the state's overall debt burden continued to improve,

the result of a pay-as-you-go approach to funding and gains in personal income.

Since 1994, the state's tax-supported debt has dropped from $4.2 billion to

$1.48 billion.



The state's credit upgrade reflected a growing and diversifying economy.

Construction, education and health services showed especially strong growth,

more than offsetting job losses in the state's manufacturing sector. However,

unemployment in the state remained higher than the national average.



PRESSURE FROM RISING SHORT-TERM INTEREST RATES



The fund benefited from adding exposure to bonds with 20-year maturities and decreasing its stake in issues with shorter maturities, which lost ground as the

Federal Reserve gradually increased the federal funds rate -- a key short-term borrowing rate -- from 1.75% to 3.75%. 2  Longer-maturity bonds fared better because their yields are more closely tied to the long-term outlook for inflation. Over the 12-month period,



1     Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund.

      Lipper makes no adjustment for the effect of sales loads.



2     The federal funds rate was increased to 4.0% on November 1, 2005.

________________________________________________________________________________

                          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



(Sidebar)

TOP 5 SECTORS AS OF 10/31/05 (%)



   REFUNDED/ESCROWED                29.8

----------------------------------------

   EDUCATION                        18.3

----------------------------------------

   LOCAL GENERAL OBLIGATIONS        17.4

----------------------------------------

   LOCAL APPROPRIATED                6.2

----------------------------------------

   WATER & SEWER                     5.2



MATURITY BREAKDOWN AS OF 10/31/05 (%)



   0 - 1 YEARS                       2.8

----------------------------------------

   1 - 3 YEARS                       9.4

----------------------------------------

   3 - 5 YEARS                      11.9

----------------------------------------

   5 - 7 YEARS                      13.4

----------------------------------------

   7 - 10 YEARS                     23.0

----------------------------------------

   10 - 15 YEARS                    19.2

----------------------------------------

   15 - 20 YEARS                    14.2

----------------------------------------

   20 - 25 YEARS                     4.3

----------------------------------------

   CASH EQUIVALENT                   1.8



QUALITY BREAKDOWN AS OF 10/31/05 (%)



   AAA                              86.1

----------------------------------------

   AA                                8.6

----------------------------------------

   BBB                               2.7

----------------------------------------

   OTHER                             0.8

----------------------------------------

   CASH EQUIVALENT                   1.8



Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies,

Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.



Sector weightings are calculated as a percentage of net assets.



SEC YIELDS AS OF 10/31/05 (%)



   CLASS A                          2.65

----------------------------------------

   CLASS B                          2.03

----------------------------------------

   CLASS C                          2.38

----------------------------------------

   CLASS G                          2.23

----------------------------------------

   CLASS T                          2.88

----------------------------------------

   CLASS Z                          3.03



The 30-day SEC yields reflect the portfolio's earning power, net of expenses,

expressed as an annualized percentage of the public offering price per share at the end of the period.



TAXABLE-EQUIVALENT SEC YIELDS

AS OF 10/31/05 (%)



   CLASS A                          4.52

----------------------------------------

   CLASS B                          3.46

----------------------------------------

   CLASS C                          4.06

----------------------------------------

   CLASS G                          3.81

----------------------------------------

   CLASS T                          4.93

----------------------------------------

   CLASS Z                          5.17



Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.



municipal bonds outperformed Treasury bonds, which tend to be more sensitive to changing interest rates.



HIGH QUALITY FOCUS WITH ADDED INCOME OPPORTUNITIES



The fund continued to focus on high quality investment-grade bonds, particularly in the local general obligation, essential services and education sectors. While these bonds were solid performers, a small stake in lower-rated, higher-yielding hospital and tobacco bonds made an even greater contribution to the fund's return. Tobacco bonds are issued by the state and secured by revenues from a financial settlement with tobacco companies that helps pay cigarette-related health costs and fund anti-smoking campaigns. Tobacco and hospital bonds benefited from the state's recent economic improvements as well as its credit upgrade. We would have liked to lock in yields by increasing the fund's stake in non-callable bonds, but opportunities were limited.



LOOKING AHEAD



We believe that Rhode Island's economy is in good shape, which typically bodes well for municipal bond investors. We do not expect to see any credit problems surface. However, given three consecutive years of record issuance and a possible slowdown in bond refundings, municipal issuance could slow somewhat in

2006. Bonds are refunded when an existing issue is retired through the sale of a new issue, typically at a lower rate.



                                Brian McGreevy has managed the Columbia

                                tax-exempt bond funds since 1997 and has been

                                with the advisor or its predecessors or

                                affiliate organizations since 1994.





                                /s/ Brian McGreevy



Tax-exempt bonds involve special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund.

Tax-free mutual funds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax.



Single-state municipal bond funds pose additional risks due to limited geographical diversification.



Your fund is actively managed and the composition of its portfolio will change over time.



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

FINANCIAL STATEMENTS ___________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS









                                        A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

                                        --------------------------------------------------------------------------------------------


               INVESTMENT PORTFOLIO     The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset,

                                        industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.



                                        --------------------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES     This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.



                                        --------------------------------------------------------------------------------------------

            STATEMENT OF OPERATIONS     This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. The Statement of Operations also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.



                                        --------------------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS     This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions,

                                        redemptions and dividend reinvestments) during the reporting period. The Statement of

                                        Changes in Net Assets also details changes in the number of shares outstanding.



                                        --------------------------------------------------------------------------------------------

      NOTES TO FINANCIAL STATEMENTS     These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.



                                        --------------------------------------------------------------------------------------------

               FINANCIAL HIGHLIGHTS     The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses the classes' performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).




INVESTMENT PORTFOLIO ___________________________________________________________

OCTOBER 31, 2005           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - 99.2%



EDUCATION - 8.9%



  EDUCATION - 7.9%

     CT Health & Educational Facilities Authority:

        Connecticut College:

        Series 1997 C-1,

        Insured: MBIA

        5.500% 07/01/27                            900,000             945,612

        Series 2000 D-1,

        Insured: MBIA

        5.750% 07/01/30                          1,250,000           1,365,437

        Series 2002 E,

        Insured: MBIA

        5.000% 07/01/14                            500,000             534,635

        5.250% 07/01/22                            400,000             429,524

        Fairfield University,

        Series 1999 I,

        Insured: MBIA

        5.250% 07/01/25                          2,000,000           2,112,540

        Trinity College:

        Series 1998 F,

        Insured: MBIA

        5.500% 07/01/21                            500,000             570,930

        Series 2001 G,

        Insured: AMBAC

        5.000% 07/01/31                          1,000,000           1,032,060

        5.500% 07/01/15                          2,825,000           3,105,607

        Series 2004 H,

        Insured: MBIA

        5.000% 07/01/25                            540,000             563,107

     CT University of Connecticut,

        Student Fee,

        Series 2002 A,

        5.250% 05/15/14                          1,185,000           1,285,358

     PR Commonwealth of Puerto Rico

        Industrial, Tourist, Educational,

        Medical & Environmental Control

        Facilities, Universidad

        Interamericana

        de Puerto Rico, Inc.,

        Series 1998 A:

        Insured: MBIA

        5.250% 10/01/12                            725,000             780,064

        5.375% 10/01/13                            975,000           1,052,230

        5.500% 10/01/14                            650,000             705,724

                                                               ---------------

                                           Education Total          14,482,828



  PREP SCHOOL - 1.0%

     CT Health & Educational Facilities Authority,

        Loomis Chaffee School,

        Series 2005 F,

        Insured: AMBAC

        5.250% 07/01/27                          1,670,000           1,854,418

                                                               ---------------

                                         Prep School Total           1,854,418

                                                               ---------------

                                           EDUCATION TOTAL          16,337,246



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



HEALTH CARE - 6.0%



  CONTINUING CARE RETIREMENT - 0.3%

     CT Development Authority,

        Elim Park Baptist Home, Inc.,

        Series 2003,

        5.750% 12/01/23                            500,000             523,645

                                                               ---------------

                          Continuing Care Retirement Total             523,645



  HEALTH SERVICES - 0.1%

     CT Health & Educational

        Facilities Authority,

        Village for Families & Children, Inc.,

        Series 2002 A,

        Insured: AMBAC

        5.000% 07/01/23                            260,000             269,357

                                                               ---------------

                                     Health Services Total             269,357



  HOSPITALS - 5.6%

     CT Health & Educational

        Facilities Authority:

        Backus (William W.) Hospital,

        Series 2005 G,

        Insured: FSA

        5.000% 07/01/24                          2,060,000           2,151,402

        Greenwich Hospital Association,

        Series 1996 A,

        Insured: MBIA

        5.300% 07/01/08                            750,000             774,585

        Middlesex Hospital,

        Series 1997 H,

        Insured: MBIA

        5.000% 07/01/12                          1,060,000           1,096,528

        Special Care Hospital,

        Series 1997 B,

        Insured: ACA

        5.375% 07/01/17                          1,750,000           1,790,425

        St. Raphael Hospital,

        Series 1993 H,

        Insured: AMBAC

        5.300% 07/01/10                          2,740,000           2,937,088

        Stamford Hospital,

        Series 1996 F,

        Insured: MBIA

        5.400% 07/01/09                          1,500,000           1,547,910

                                                               ---------------

                                           Hospitals Total          10,297,938

                                                               ---------------

                                         HEALTH CARE TOTAL          11,090,940



HOUSING - 1.7%



  SINGLE-FAMILY - 1.7%

     CT Housing Finance Authority,

        Mortgage Finance Program:

        Series 1996 C-1,

        6.000% 11/15/10                          1,010,000           1,039,209

        Series 2005 D-1,

        4.100% 05/15/17                          2,200,000           2,176,042

                                                               ---------------

                                       Single-Family Total           3,215,251

                                                               ---------------

                                             HOUSING TOTAL           3,215,251



                            See Accompanying Notes to Financial Statements. | 27

________________________________________________________________________________

OCTOBER 31, 2005           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - 20.0%



  POOL/BOND BANK - 3.8%

     CT Revolving Fund,

        Series 2003 A,

        5.000% 10/01/19                          1,000,000           1,054,440

        Series 2003 B:

        5.000% 10/01/12                          1,000,000           1,077,720

        5.000% 10/01/13                          2,500,000           2,697,175

        5.000% 10/01/14                          1,000,000           1,082,140

        5.000% 10/01/15                          1,000,000           1,082,440

                                                               ---------------

                                      Pool/Bond Bank Total           6,993,915



  REFUNDED/ESCROWED (a) - 16.2%

     CT Bridgeport:

        Series 1997 A,

        Pre-refunded 03/01/07,

        Insured: AMBAC

        5.450% 03/01/11                          1,550,000           1,607,474

        Series 2000 A,

        Pre-refunded 07/15/10,

        Insured: FGIC

        6.000% 07/15/13                          2,000,000           2,228,100

     CT Fairfield:

        Series 1998,

        Pre-refunded 01/01/08,

        5.000% 01/01/18                          1,100,000           1,159,719

        Series 2002 A,

        Pre-refunded 04/01/12,

        5.000% 04/01/22                          2,200,000           2,349,006

     CT Health & Educational

        Facilities Authority,

        Backus (William W.) Hospital,

        Series 1997 D,

        Pre-refunded 07/01/07,

        Insured: AMBAC

        5.625% 07/01/17                            500,000             529,155

     CT Monroe,

        Series 1997,

        Pre-refunded 04/15/06,

        Insured: FGIC

        5.625% 04/15/14                            580,000             587,064

     CT New Canaan,

        Series 1999,

        Pre-refunded 02/01/09,

        4.750% 02/01/18                            500,000             521,565

     CT Resources Recovery Authority,

        Mid Connecticut Systems,

        Series 1996 A,

        Escrowed to Maturity,

        Insured: MBIA

        5.750% 11/15/07                          1,000,000           1,046,100

        6.250% 11/15/06                          2,275,000           2,344,478

     CT Seymour,

        Series 2001 B,

        Pre-refunded 08/01/11,

        Insured: MBIA

        5.250% 08/01/15                          1,100,000           1,185,162



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     CT Special Assessment Second

        Injury Fund,

        Series 2000 A,

        Escrowed to Maturity,

        Insured: FSA

        5.250% 01/01/10                          2,000,000           2,136,100

     CT Special Tax Obligation

        Transportation Infrastructure,

        Series 1996 A,

        Pre-refunded 06/01/06,

        Insured: FGIC

        5.700% 06/01/12                          1,160,000           1,189,545

     CT Stamford,

        Series 2002,

        Pre-refunded 08/15/12,

        5.000% 08/15/19                          1,000,000           1,076,430

     CT State:

        Series 1993 B,

        Escrowed to Maturity,

        5.400% 03/15/08                             10,000              10,497

        Series 1993 E,

        Escrowed to Maturity,

        6.000% 03/15/12                             25,000              28,155

        Series 1999 A,

        Pre-refunded 06/15/09,

        5.250% 06/15/10                          2,025,000           2,165,211

        Series 1999 B,

        Pre-refunded 11/01/09,

        5.750% 11/01/11                          1,000,000           1,096,840

        Series 2000 A,

        Pre-refunded 04/15/10,

        5.500% 04/15/19                            865,000             940,099

     CT University of Connecticut,

        Series 2002 A,

        Pre-refunded 04/01/12,

        5.375% 04/01/13                          1,000,000           1,093,070

     CT Westport:

        Series 1999,

        Pre-refunded 07/15/09,

        5.000% 07/15/18                          1,890,000           2,014,438

        Series 2000,

        Pre-refunded 08/15/10:

        5.375% 08/15/14                            550,000             595,579

        5.375% 08/15/15                          1,550,000           1,678,448

        Series 2001,

        Pre-refunded 12/01/11,

        5.000% 12/01/16                          1,155,000           1,240,840

     PR Commonwealth of Puerto Rico

        Infrastructure Financing Authority,

        Series 2000 A,

        Economically Defeased,

        5.500% 10/01/40                          1,000,000           1,083,390

                                                               ---------------

                                   Refunded/Escrowed Total          29,906,465

                                                               ---------------

                                               OTHER TOTAL          36,900,380



28 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



RESOURCE RECOVERY - 3.1%



  RESOURCE RECOVERY - 3.1%

     CT Resources Recovery Authority:

        Bridgeport Resco Co.,

        Series 1999,

        Insured: MBIA

        5.000% 01/01/07                          2,500,000           2,553,325

        Mid Connecticut Systems,

        Series 1996 A:

        Insured: MBIA

        5.375% 11/15/10                          2,000,000           2,082,780

        5.500% 11/15/11                          1,000,000           1,042,650

                                                               ---------------

                                   Resource Recovery Total           5,678,755

                                                               ---------------

                                   RESOURCE RECOVERY TOTAL           5,678,755



TAX-BACKED - 53.6%



  LOCAL GENERAL OBLIGATIONS - 27.8%

     CT Bridgeport:

        Series 1996 A,

        Insured: AMBAC

        6.500% 09/01/08                          1,435,000           1,556,258

        Series 2002 A,

        Insured: FGIC

        5.375% 08/15/14                          1,600,000           1,741,072

        Series 2003 C,

        Insured: FSA

        4.250% 08/15/11                          1,660,000           1,708,240

        Series 2004 C,

        Insured: MBIA

        5.250% 08/15/17                          1,500,000           1,646,625

     CT Cheshire,

        Series 2001 B,

        4.500% 08/01/07                          1,080,000           1,105,650

     CT Colchester,

        Series 1997 A,

        Insured: AMBAC

        5.400% 08/15/10                            885,000             961,871

     CT Cromwell,

        Series 2003,

        Insured: FGIC

        5.000% 06/15/11                            600,000             644,058

     CT Danbury:

        Series 1995,

        5.625% 02/01/13                            200,000             224,626

        Series 2004,

        Insured: FGIC

        4.750% 08/01/16                          1,270,000           1,344,778

     CT East Haven,

        Series 2003,

        Insured: MBIA

        5.000% 09/01/15                            640,000             694,125

     CT Easton,

        Series 2001,

        4.750% 10/15/21                            855,000             875,460



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     CT Fairfield,

        Series 2004,

        4.500% 01/01/16                          1,690,000           1,749,488

     CT Farmington,

        Series 2002,

        5.000% 09/15/19                            820,000             866,945

     CT Hartford County

        Metropolitan District:

        Series 1989,

        6.700% 10/01/09                            250,000             280,395

        Series 2002,

        5.000% 04/01/19                          1,205,000           1,271,371

     CT Hartford:

        Series 2003,

        Insured: FSA

        4.750% 12/01/15                          2,065,000           2,191,936

        Series 2005 C,

        Insured: MBIA

        5.000% 09/01/19                          2,085,000           2,253,989

     CT Montville,

        Series 1994,

        5.300% 12/01/09                            370,000             397,794

     CT New Haven:

        Series 2002 B:

        Insured: FGIC

        5.000% 11/01/10                          1,000,000           1,067,790

        5.375% 11/01/12                          1,000,000           1,099,880

        Series 2002 C,

        Insured: MBIA

        5.000% 11/01/18                          2,000,000           2,109,160

        Series 2003 A,

        Insured: FGIC

        5.250% 11/01/16                          2,000,000           2,172,840

     CT New London,

        Series 2003 C,

        Insured: AMBAC

        5.000% 02/01/17                          1,290,000           1,364,588

     CT New Milford:

        Series 1992,

        5.500% 08/01/08                            250,000             264,988

        Series 2004,

        Insured: AMBAC

        5.000% 01/15/16                          1,025,000           1,111,028

     CT Norwalk,

        Series 2004 B,

        5.000% 08/01/11                          1,535,000           1,649,357

     CT Regional School District No. 15,

        Series 2003:

        Insured: FGIC

        5.000% 02/01/15                          1,105,000           1,197,400

        5.000% 02/01/16                          1,025,000           1,111,336

     CT Ridgefield,

        Series 2003 A,

        5.000% 03/01/12                          1,725,000           1,857,566

     CT Stamford,

        Series 2003 B:

        5.250% 08/15/16                          1,650,000           1,830,724

        5.250% 08/15/17                          1,125,000           1,252,721



                            See Accompanying Notes to Financial Statements. | 29

________________________________________________________________________________

OCTOBER 31, 2005           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  LOCAL GENERAL OBLIGATIONS - (CONTINUED)

     CT Torrington,

        Series 1999,

        Insured: FGIC

        5.125% 09/15/12                          1,300,000           1,384,422

     CT Watertown,

        Series 2005,

        Insured: MBIA

        5.000% 08/01/17                          1,060,000           1,141,005

     CT West Hartford,

        Series 2003 C,

        5.000% 07/15/11                          2,345,000           2,518,858

     CT Weston,

        Series 2004:

        5.125% 07/15/14                          1,250,000           1,367,638

        5.250% 07/15/15                          1,300,000           1,437,163

     CT Westport,

        Series 2003,

        5.000% 08/15/18                          1,200,000           1,287,288

     CT Windham,

        Series 2004,

        Insured: MBIA

        5.000% 06/15/15                            785,000             848,585

     PR Commonwealth of Puerto Rico

        Municipal Finance Agency,

        Series 1999 A,

        Insured: FSA

        5.750% 08/01/12                          1,500,000           1,634,760

                                                               ---------------

                           Local General Obligations Total          51,223,778



  SPECIAL NON-PROPERTY TAX - 9.0%

     CT Special Tax Obligation

        Transportation Infrastructure:

        Series 1992 B,

        6.125% 09/01/12                            400,000             448,872

        Series 1993 A:

        5.250% 09/01/07                          1,250,000           1,295,963

        5.375% 09/01/08                            750,000             792,000

        Series 1998 A,

        Insured: FGIC

        5.250% 10/01/14                          2,100,000           2,223,585

        5.500% 10/01/12                          3,250,000           3,596,710

        Series 2003 B,

        Insured: FGIC

        5.000% 01/01/23                            800,000             835,376

     NJ Economic Development

        Authority

        Cigarette Tax,

        Series 2004,

        5.500% 06/15/24                          1,000,000           1,038,100



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     OH Hamilton County Sales Tax,

        Series 2000 B,

        Insured: AMBAC

        (b) 12/01/28                             3,000,000             967,740

     PR Commonwealth of Puerto Rico

        Highway & Transportation

        Authority,

        Series 1998,

        Insured: MBIA

        5.250% 07/01/14                          2,615,000           2,763,872

     PR Commonwealth of Puerto Rico

        Infrastructure Financing

        Authority,

        Series 1998 A,

        Insured: AMBAC

        5.250% 07/01/10                          2,500,000           2,644,950

                                                               ---------------

                            Special Non-Property Tax Total          16,607,168



  STATE APPROPRIATED - 5.1%

     CT State Certificates of Participation,

        Juvenile Training School,

        Series 2001,

        5.250% 12/15/14                          1,565,000           1,694,504

     CT University of Connecticut:

        Series 2000 A,

        Insured: FGIC

        5.375% 03/01/19                          2,000,000           2,146,620

        Series 2002 A,

        5.000% 04/01/10                          1,085,000           1,153,322

        Series 2004 A:

        Insured: MBIA

        5.000% 01/15/12                          2,000,000           2,148,380

        5.000% 01/15/13                          2,000,000           2,154,760

                                                               ---------------

                                  State Appropriated Total           9,297,586



  STATE GENERAL OBLIGATIONS - 11.7%

     CT State:

        Series 1992,

        Insured: FSA

        5.500% 12/15/14                          1,500,000           1,681,695

        Series 1993 E,

        6.000% 03/15/12                            975,000           1,098,737

        Series 1998 A,

        5.250% 03/15/14                          2,500,000           2,627,775

        Series 2000 C,

        5.375% 12/15/10                          1,000,000           1,084,400

        Series 2003 E,

        Insured: FGIC

        5.000% 08/15/21                          1,000,000           1,046,770

        Series 2005 B,

        Insured: AMBAC

        5.250% 06/01/20                            600,000             665,388



30 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  STATE GENERAL OBLIGATIONS - (CONTINUED)

     PR Commonwealth of Puerto Rico:

        Capital Appreciation,

        Series 1998,

        Insured: MBIA

        (b) 07/01/14 (c)                         4,500,000           3,130,830

        Public Improvement:

        Series 1998:

        Insured: FSA

        5.250% 07/01/10                          1,250,000           1,347,838

        Insured: MBIA

        5.250% 07/01/15                          3,000,000           3,310,680

        Series 2002 A,

        Insured: FGIC

        5.500% 07/01/20                          3,000,000           3,402,450

        Series 1998,

        Insured: MBIA

        6.000% 07/01/16                          1,000,000           1,163,710

        Series 2004 A,

        5.000% 07/01/30                          1,000,000           1,043,090

                                                               ---------------

                           State General Obligations Total          21,603,363

                                                               ---------------

                                          TAX-BACKED TOTAL          98,731,895



TRANSPORTATION - 1.1%



  TOLL FACILITIES - 1.1%

     PR Commonwealth of Puerto Rico

        Highway & Transportation Authority,

        Series 2002 E,

        Insured: FSA

        5.500% 07/01/17                          1,870,000           2,103,320

                                                               ---------------

                                     Toll Facilities Total           2,103,320

                                                               ---------------

                                      TRANSPORTATION TOTAL           2,103,320



UTILITIES - 4.8%



  INVESTOR OWNED - 1.2%

     CT Development Authority

        Pollution Control,

        Connecticut Light & Power Co.,

        Series 1993 A,

        5.850% 09/01/28                          2,000,000           2,132,180

                                                               ---------------

                                      Investor Owned Total           2,132,180



  MUNICIPAL ELECTRIC - 0.6%

     PR Commonwealth of Puerto Rico

        Electric Power Authority,

        Series 2003 NN,

        Insured: MBIA

        5.250% 07/01/19                          1,000,000           1,104,990

                                                               ---------------

                                  Municipal Electric Total           1,104,990



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



  WATER & SEWER - 3.0%

     CT Clean Water Fund:

        Series 1993,

        6.000% 10/01/12                          1,200,000           1,348,464

        Series 1999,

        5.250% 07/15/11                          1,500,000           1,607,220

     CT Greater New Haven Water

        Pollution Control Authority,

        Series 2005 A,

        Insured: MBIA

        5.000% 11/15/30                          2,500,000           2,595,925

                                                               ---------------

                                       Water & Sewer Total           5,551,609

                                                               ---------------

                                           UTILITIES TOTAL           8,788,779



                                     Total Municipal Bonds

                                    (cost of $177,937,776)         182,846,566



                                                    SHARES

------------------------------------------------------------------------------



INVESTMENT COMPANY - 0.0%



      Dreyfus Tax-Exempt Cash

        Management Fund                              1,886               1,886

                                                               ---------------

                                  Total Investment Company

                                          (cost of $1,886)               1,886



                                                   PAR ($)

------------------------------------------------------------------------------



SHORT-TERM OBLIGATION - 0.1%



VARIABLE RATE DEMAND NOTE (d) - 0.1%

     CT Health & Educational

        Facilities Authority,

        Quinnipiac University,

        Series 2003 G,

        LOC: JPMorgan Chase Bank

        2.660% 07/01/23                            100,000             100,000

                                                               ---------------

                               Total Short-Term Obligation

                                        (cost of $100,000)             100,000



                                 TOTAL INVESTMENTS - 99.3%

                                (COST OF $178,039,662) (e)         182,948,452



                    OTHER ASSETS & LIABILITIES, NET - 0.7%           1,382,054



                                       NET ASSETS - 100.0%         184,330,506



                            See Accompanying Notes to Financial Statements. | 31

________________________________________________________________________________

OCTOBER 31, 2005           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



------------------------------------------------------------------------------



NOTES TO INVESTMENT PORTFOLIO:



(a)   The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.



(b)   Zero coupon bond.



(c)   Security exempt from registration pursuant to Rule 144A under the

      Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October

      31, 2005, the value of this security, which is not illiquid, represents

      1.7% of net assets.



(d)   Variable rate demand note. This security is payable upon demand and is secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflects the rate at October 31, 2005.



(e)   Cost for federal income tax purposes is $178,096,493.



ACRONYM             NAME

-------             -----

ACA                 ACA Financial Guaranty Corp.

AMBAC               Ambac Assurance Corp.

FGIC                Financial Guaranty Insurance Co.

FSA                 Financial Security Assurance, Inc.

LOC                 Letter of Credit/Line of Credit

MBIA                MBIA Insurance Corp.



At October 31, 2005, the Fund held investments in the following states/territories:



                                                    % OF TOTAL

STATE/TERRITORY (UNAUDITED)                         INVESTMENTS

---------------------------                         -----------

Connecticut                                            84.0%

Puerto Rico                                            14.9

Other*                                                  1.1

                                                      ------

                                                      100.0%

                                                      ======



*     Includes all states/territories that are less than 5% of total investments.



At October 31, 2005, the Fund held investments in the following:



HOLDING BY                                             % OF

REVENUE SOURCE (UNAUDITED)                          NET ASSETS

--------------------------                          ----------

Tax-Backed                                             53.6%

Other                                                  20.0

Education                                               8.9

Health Care                                             6.0

Utilities                                               4.8

Resource Recovery                                       3.1

Housing                                                 1.7

Transportation                                          1.1

Investment Company                                       --*

Short-Term Obligation                                   0.1

Other Assets & Liabilities, Net                         0.7

                                                      ------

                                                      100.0%

                                                      ======



*     Rounds to less than 0.1%.



32 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - 98.7%



EDUCATION - 4.0%



  EDUCATION - 3.5%

     CT Health & Educational Facilities

        Authority,

        Trinity College, Series 1998 F,

        Insured: MBIA

        5.500% 07/01/21                          1,000,000           1,141,860

     DC Revenue,

        Georgetown University,

        Series 1988 C:

        Insured: MBIA

        4.850% 04/01/09                          1,375,000           1,433,795

        5.050% 04/01/11                          3,050,000           3,202,286

     GA Private Colleges & Universities

        Authority,

        Emory University,

        Series 2005 A,

        5.000% 09/01/14                         14,000,000          15,111,320

     HI University of Hawaii,

        Series 2002 A,

        Insured: FGIC

        5.500% 07/15/14                          1,000,000           1,100,480

     IL Educational Facilities Authority,

        Illinois Wesleyan University,

        Series 1997,

        Insured: MBIA

        5.650% 09/01/26                          3,000,000           3,161,190

     IL Finance Authority,

        DePaul University, Series 2004 A:

        5.375% 10/01/17                          1,000,000           1,072,350

        5.375% 10/01/18                          2,000,000           2,143,560

     IL University,

        Auxiliary Facilities Systems,

        Series 1996,

        Insured: MBIA

        5.000% 10/01/07                            165,000             170,381

     IN Ivy Tech State College,

        Series 1997 E:

        Insured: AMBAC

        5.000% 07/01/07                          1,035,000           1,061,900

        5.050% 07/01/09                          1,000,000           1,038,110

     IN University,

        Series 1998 L:

        5.000% 08/01/09                          1,520,000           1,591,911

        5.000% 08/01/10                          2,510,000           2,631,459

     KS Development Finance Authority:

        Board of Regents Scientific Research,

        Series 2003,

        Insured: AMBAC

        5.000% 10/01/19                          2,000,000           2,113,280

        Regents-Wichita University,

        Series 2000 B,

        Insured: AMBAC

        5.900% 04/01/15                          2,000,000           2,185,200



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     KS Washburn University,

        Topeka Living Learning,

        Insured: AMBAC

        5.000% 07/01/18                            900,000             951,129

     MA College Building Authority,

        Series 1994 A,

        7.500% 05/01/14                            500,000             614,230

     MA Industrial Finance Agency:

        Babson College,

        Series 1998 A,

        Insured: MBIA

        5.000% 10/01/18                          1,000,000           1,048,270

        Tufts University,

        Series 1998 H,

        Insured: MBIA

        5.500% 02/15/12                          2,000,000           2,199,400

     MD Health & Higher Educational

        Facilities Authority,

        Johns Hopkins University,

        Series 1998,

        6.000% 07/01/10                          1,500,000           1,660,770

     MO Health & Educational Facilities

        Authority:

        St. Louis University,

        Series 1998,

        5.500% 10/01/16                          1,000,000           1,115,650

        Washington University,

        Series 2001 A,

        5.500% 06/15/16                          1,000,000           1,124,120

     MS University Educational Building Corp.,

        Series 1998:

        Insured: MBIA

        5.250% 08/01/12                          1,000,000           1,062,350

        5.250% 08/01/13                          1,000,000           1,062,350

     NY Dormitory Authority,

        Columbia University,

        Series 2001 A,

        5.250% 07/01/20                          2,000,000           2,148,540

     PA Erie Higher Education Building

        Authority,

        Mercyhurst College,

        Series 2004 B,

        5.000% 03/15/14                            255,000             262,115

     PA Higher Educational Facilities Authority:

        Bryn Mawr College,

        Series 2002,

        Insured: AMBAC

        5.250% 12/01/12                          1,500,000           1,637,325

        State Systems Higher Education,

        Series 2001 T,

        Insured: AMBAC

        5.000% 06/15/12                            750,000             796,432

        University of Sciences,

        Series 2005 A,

        Insured: XLCA

        5.000% 11/01/16                            360,000             382,370

        Widener University,

        Series 2003,

        5.000% 07/15/10                            500,000             526,195



                            See Accompanying Notes to Financial Statements. | 33

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



EDUCATION - (CONTINUED)



  EDUCATION - (CONTINUED)

     PA Lancaster County Higher Education

        Authority,

        Franklin & Marshall College,

        Series 2003 A,

        5.000% 04/15/10                            500,000             528,425

     PA University,

        Series 2002,

        5.250% 08/15/11                          1,000,000           1,082,920

     RI Health & Educational Building Corp.,

        Series 2003,

        Insured: XLCA

        5.250% 04/01/15                          1,500,000           1,607,325

     TN Metropolitan Government, Nashville

        & Davidson County, Health &

        Educational Facilities Board,

        Meharry Medical College,

        Series 1996:

        Insured: AMBAC

        6.000% 12/01/08                          1,505,000           1,620,539

        6.000% 12/01/09                            595,000             651,192

        6.000% 12/01/16                            500,000             573,345

     TX Southwest Higher Education Authority,

        Southern Methodist University,

        Series 1995,

        Insured: FSA

        5.125% 10/01/16                          2,000,000           2,053,320

     TX University:

        Series 2003 B,

        5.250% 08/15/12                          7,600,000           8,264,468

        Series 2004 B,

        5.250% 08/15/16                          2,000,000           2,187,820

                                                               ---------------

                                           Education Total          74,319,682



  STUDENT LOAN - 0.5%

     AZ Educational Loan Marketing Corp.,

        Series 1993, AMT,

        6.300% 12/01/08                          1,500,000           1,501,620

     IA Student Loan Liquidity Corp.,

        Series 1998 J, AMT,

        Insured: AMBAC

        4.800% 06/01/09                          9,650,000           9,929,753

                                                               ---------------

                                        Student Loan Total          11,431,373

                                                               ---------------

                                           EDUCATION TOTAL          85,751,055



HEALTH CARE - 7.6%



  CONTINUING CARE RETIREMENT - 0.1%

     CO Health Facilities Authority,

        Covenant Retirement Communities, Inc.,

        Series 2005,

        5.000% 12/01/18                          1,000,000           1,023,990



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     PA Delaware County Authority,

        Dunwoody Village, Inc.,

        Series 2003 A,

        5.000% 04/01/09                            500,000             519,690

                                                               ---------------

                          Continuing Care Retirement Total           1,543,680



  HOSPITALS - 7.5%

     AR Washington County Hospital,

        Washington Regional Medical Center,

        Series 2005 B:

        5.000% 02/01/16                          1,000,000           1,025,770

        5.000% 02/01/17                          2,000,000           2,037,980

     CA Health Facilities Financing Authority:

        Catholic Healthcare West,

        Series 2004 H,

        4.450% 07/01/26                          1,100,000           1,122,308

        Series 2005,

        5.000% 11/15/18                          2,500,000           2,586,350

     CA Loma Linda Hospital,

        Loma Linda University Medical Center,

        Series 2005 A,

        5.000% 12/01/19                         10,390,000          10,554,993

     CA Statewide Communities

        Development Authority,

        Kaiser Foundation Health Plan, Inc.,

        Series 2004 I,

        3.450% 04/01/35                          1,000,000             971,400

     FL Highlands County Health

        Facilities Authority:

        Adventist Health System/Sunbelt, Inc.,

        Series 2005 B,

        5.000% 11/15/22                          1,000,000           1,022,160

        Adventist Hinsdale Hospital,

        Series 2005 A,

        5.000% 11/15/22                          1,000,000           1,022,160

     FL North Broward Hospital District,

        Series 1997,

        Insured: MBIA

        5.250% 01/15/11                          2,460,000           2,536,703

     FL Tampa Health Systems,

        Catholic Health East,

        Series 1998 A-1:

        Insured: MBIA

        5.500% 11/15/13                          6,080,000           6,698,518

        5.500% 11/15/14                          6,000,000           6,640,980

     GA Coffee County Hospital Authority,

        Coffee Regional Medical Center, Inc.,

        Series 2004,

        5.000% 12/01/15                          1,705,000           1,756,985

     GA Fulton DeKalb Hospital Authority,

        Series 2003,

        Insured: FSA

        5.250% 01/01/16                          1,000,000           1,076,910



34 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



HEALTH CARE - (CONTINUED)



 HOSPITALS - (CONTINUED)

     KS Development Finance Authority:

        Health Facilities

        Hays Medical Center Inc.,

        Series 1997 B,

        Insured: MBIA

        4.900% 11/15/05                            670,000             670,536

        Sisters of Charity Leavenworth,

        Series 1998,

        Insured: MBIA

        5.000% 12/01/14                            955,000             998,481

        St. Luke's/Shawnee Mission,

        Series 1996 N,

        Insured: MBIA

        4.700% 11/15/05                            605,000             605,417

        Stormont-Vail Healthcare, Inc.,

        Series 1996 F:

        Insured: MBIA

        5.600% 11/15/07                            740,000             757,272

        5.750% 11/15/09                            500,000             512,300

     KS Lawrence Memorial Hospital,

        Series 2003,

        5.250% 07/01/11                          1,005,000           1,063,119

     KS Manhattan Hospital,

        Mercy Health Care Center,

        Series 2001,

        Insured: FSA

        5.250% 08/15/10                          1,005,000           1,074,687

     KS University Hospital Authority,

        Health System,

        Series 1999 A,

        Insured: AMBAC

        5.350% 09/01/12                          1,265,000           1,337,915

     KS Wichita Hospital,

        Series 2001 III,

        6.250% 11/15/18                          5,000,000           5,471,350

     MA Health & Educational

        Facilities Authority,

        Partners HealthCare System, Inc.:

        Series 1997 A,

        Insured: MBIA

        5.375% 07/01/17                          2,000,000           2,075,180

        Series 2001 C:

        6.000% 07/01/14                          1,000,000           1,104,160

        6.000% 07/01/17                          1,250,000           1,375,525

     NC Medical Care Commission

        Health Care Facilities:

        Carolina Medicorp, Inc.,

        Series 1996,

        5.125% 05/01/16                          4,000,000           4,084,760

        Novant Health, Inc.,

        Series 2003 A,

        5.000% 11/01/11                          3,505,000           3,713,337



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



        Pitt County Memorial Hospital:

        Series 1998 A,

        4.400% 12/01/08                          3,135,000           3,220,680

        Series 1998 B,

        5.000% 12/01/18                          3,000,000           3,093,030

     NJ Health Care Facilities Financing

        Authority,

        Atlantic Health Systems,

        Series 1997 A,

        Insured: AMBAC

        6.000% 07/01/12                          1,500,000           1,691,700

     NM Farmington Hospital,

        San Juan Regional Medical Center, Inc.,

        Series 2004 A,

        5.125% 06/01/18                            500,000             517,060

     NY Monroe County Industrial

        Development Agency,

        Highland Hospital of Rochester,

        Series 2005:

        5.000% 08/01/14                            730,000             759,915

        5.000% 08/01/15                            545,000             565,100

     OH Lakewood Hospital Improvement,

        Lakewood Hospital Association,

        Series 2003,

        5.500% 02/15/14                          1,400,000           1,491,812

     OH Lorain County Hospital,

        Catholic Healthcare Partnerships,

        Series 2001 A:

        5.625% 10/01/14                          6,135,000           6,619,788

        5.625% 10/01/15                          3,000,000           3,223,230

        5.625% 10/01/16                          3,000,000           3,214,290

     OH Montgomery County Hospital,

        Kettering Medical Center,

        Series 1999,

        6.500% 04/01/13                          6,060,000           6,611,157

     OK Development Finance Authority,

        Duncan Regional Hospital, Inc.,

        Series 2003 A,

        5.000% 12/01/15                          1,545,000           1,592,092

     PA Higher Educational

        Facilities Authority,

        University of Pennsylvania

        Health Systems,

        Series 2005 A,

        Insured: AMBAC

        5.000% 08/15/18                            250,000             264,255

     SC Greenville Hospital Systems Facilities,

        Series 1996 B,

        5.500% 05/01/08                          3,210,000           3,304,214

     TN Chattanooga-Hamilton County,

        Hospital Authority

        Erlanger Medical Center,

        Series 1993,

        Insured: FSA

        5.500% 10/01/07                          1,250,000           1,300,638



                            See Accompanying Notes to Financial Statements. | 35

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



HEALTH CARE - (CONTINUED)



  HOSPITALS - (CONTINUED)

     TN Knox County Health, Educational

        & Housing Facilities Board:

        Baptist Health System of

        East Tennessee, Inc.,

        Series 1996,

        Insured: CON

        5.500% 04/15/11                          2,000,000           2,079,720

        Fort Sanders Alliance,

        Series 1993,

        Insured: MBIA

        7.250% 01/01/09                            300,000             332,997

        University Health Systems, Inc.,

        Series 1999:

        5.625% 04/01/29                          3,000,000           3,077,730

        5.750% 04/01/19                          1,500,000           1,557,000

     TN Shelby County Health, Educational

        & Housing Facilities Board:

        Methodist Health Systems,

        Series 1995,

        Insured: MBIA

        6.250% 08/01/09                             10,000              10,855

        St. Jude's Children's Research,

        Series 1999,

        5.375% 07/01/24                          9,000,000           9,312,120

     TX Amarillo Health Facilities Corp.,

        Baptist St. Anthony's Hospital Corp.,

        Series 1998,

        Insured: FSA

        5.500% 01/01/14                          1,000,000           1,092,640

     TX Harris County Health Facilities

        Development Corp.:

        Christus Health,

        Series 1999 A:

        Insured: MBIA

        5.375% 07/01/19                          5,000,000           5,249,500

        5.625% 07/01/11                          5,790,000           6,198,600

        Memorial Hospital Systems,

        Series 1997 A,

        Insured: MBIA

        6.000% 06/01/13                          2,170,000           2,434,067

     TX Jefferson County Health Facilities

        Development Corp.,

        Baptist Hospitals,

        Series 2001,

        Insured: AMBAC

        5.200% 08/15/21                          3,485,000           3,622,135

     TX North Central Health Facilities

        Development Corp.,

        Baylor Healthcare Systems,

        Series 1995,

        Insured: AMBAC

        5.500% 05/15/13                          5,210,000           5,374,323



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     TX Tarrant County Health Facilities

        Development Corp.,

        Texas Health Resources Systems,

        Series 1997 A:

        Insured: MBIA

        5.250% 02/15/17                          5,000,000           5,265,900

        5.750% 02/15/10                          3,805,000           4,055,711

     VA Augusta County Industrial

        Development Authority,

        Augusta Health Care, Inc.,

        Series 2003,

        5.250% 09/01/18                          1,500,000           1,595,115

     VA Prince William County Industrial

        Development Authority,

        Potomac Hospital Corp.,

        Series 2003,

        5.500% 10/01/18                          1,000,000           1,072,220

     WI Health & Educational

        Facilities Authority,

        Aurora Health Care, Inc.,

        Series 1999 A,

        5.600% 02/15/29                          7,615,000           7,769,965

     WV Hospital Finance Authority,

        Charleston Area Medical Center,

        Series 2000,

        6.750% 09/01/22                          1,535,000           1,683,880

                                                               ---------------

                                           Hospitals Total         163,150,695

                                                               ---------------

                                         HEALTH CARE TOTAL         164,694,375



HOUSING - 3.4%



  ASSISTED LIVING/SENIOR - 0.2%

     AZ Maricopa County Industrial Development

        Authority Health Facilities,

        Series 1999 A,

        Insured: GNMA

        6.300% 09/20/38                          3,715,000           3,989,315

                                                               ---------------

                              Assisted Living/Senior Total           3,989,315



  MULTI-FAMILY - 1.4%

     CA ABAG Finance Authority for

        Non-Profit Corps.:

        Series 2000 A, AMT,

        6.400% 08/15/30                          1,000,000           1,058,410

        Series 2000 B,

        6.250% 08/15/30                          8,000,000           8,472,800

     CA Statewide Communities Apartment

        Development Authority,

        Irvine Apartment Communities,

        Series 1998 A-4,

        5.250% 05/15/25                          1,750,000           1,807,960

     IL Chicago Housing Authority,

        Capital Program,

        Series 2001:

        5.250% 07/01/12                          5,975,000           6,371,919

        5.375% 07/01/13                          5,000,000           5,329,250

     MA Housing Finance Agency,

        Series 1995 A:

        Insured: MBIA

        5.600% 07/01/07                            440,000             448,800

        5.700% 07/01/08                            435,000             443,700



36 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



HOUSING - (CONTINUED)



  MULTI-FAMILY - (CONTINUED)

     NC Medical Care Commission,

        ARC/HDS Alamance Housing Corp.,

        Series 2004 A:

        4.650% 10/01/14                            575,000             571,291

        5.500% 10/01/24                          1,575,000           1,612,406

     NY Housing Finance Agency,

        Series 1996 A,

        Insured: FSA

        5.800% 11/01/09                          1,610,000           1,651,426

     TN Metropolitan Government Nashville

        & Davidson County Health &

        Educational Facilities Board,

        Welch Bend Apartments,

        Series 1996 A,

        Insured: FNMA

        5.500% 01/01/27                          1,000,000           1,022,040

     VA Housing Development Authority,

        Series 1995 H,

        5.700% 11/01/07                          1,655,000           1,690,235

                                                               ---------------

                                        Multi-Family Total          30,480,237



  SINGLE-FAMILY - 1.8%

     AK Housing Finance Corp.,

        Series 1997 A,

        Insured: MBIA

        6.000% 06/01/27                          7,755,000           8,068,845

     AZ Tucson & Pima County Industrial

        Development Authority,

        Series 2001 A-1, AMT:

        Insured: GNMA

        6.000% 07/01/21                            595,000             607,739

        6.350% 01/01/34                            390,000             399,781

     FL Escambia County Housing Finance

        Authority,

        Series 1999, AMT,

        Insured: FSA

        4.500% 10/01/09                          2,130,000           2,180,055

     FL Pinellas County Housing Authority,

        Affordable Housing,

        Series 2001,

        Insured: FSA

        4.600% 12/01/10                          7,000,000           7,245,630

     IA Finance Authority,

        Series 1997 F,

        Insured: GNMA

        5.550% 01/01/16                            745,000             764,959

     KS Sedgwick & Shawnee Counties,

        Mortgage Backed Securities Program,

        Series 2003, AMT,

        Insured: GNMA

        6.050% 06/01/27                            820,000             869,380

     ME Housing Authority Mortgage,

        Series 1997 C-1,

        5.700% 11/15/15                          1,705,000           1,764,334



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     NC Housing Finance Agency:

        Series 1994 Y,

        6.300% 09/01/15                            300,000             303,324

        Series 1997 RR, AMT,

        Insured: FHA

        5.850% 09/01/28                          1,320,000           1,353,106

     NH Housing Finance Authority,

        Series 1993 B,

        Insured: FHA

        5.850% 07/01/10                            265,000             265,374

     NM Mortgage Finance Authority:

        Series 1997 C-2, AMT,

        Insured: GNMA

        5.950% 07/01/17                            295,000             299,021

        Series 1997 E-2, AMT,

        Insured: GNMA

        5.600% 07/01/17                            815,000             836,125

        Series 1998 B-3,

        Insured: GNMA

        5.500% 07/01/28                            500,000             511,145

        Series 2001 B-2, AMT,

        Insured: GNMA

        6.200% 09/01/32                          2,050,000           2,081,016

        Series 2002 B-2, AMT,

        Insured: GNMA

        6.350% 03/01/33                          1,575,000           1,649,450

        Series 2002 PG-A-2, AMT,

        Insured: GNMA

        6.450% 03/01/33                          1,180,000           1,201,205

     OH Housing Finance Agency,

        Residential Mortgage

        Series 1998 B-2, AMT,

        Insured: GNMA

        4.800% 09/01/07                            805,000             812,776

     OR Housing & Community Services

        Department Mortgage:

        Series 1996 A,

        5.500% 07/01/08                              5,000               5,157

        Series 1997 H, AMT,

        5.150% 07/01/09                             85,000              87,687

        Series 1998 D, AMT,

        4.600% 07/01/07                             10,000              10,167

        Series 2000 H,

        Insured: FHA

        5.550% 07/01/21                            160,000             165,398

     TN Housing Development Agency,

        Home Ownership Program:

        Series 1988, AMT,

        4.750% 07/01/08                          1,085,000           1,114,176

        Series 1997-3A, AMT,

        (a) 01/01/08                             2,500,000           2,280,825

        Series 1998, AMT,

        4.850% 07/01/09                          1,135,000           1,171,490

        Series 1998, AMT,

        4.950% 07/01/10                          1,190,000           1,233,423

     WI Housing & Economic Development

        Authority,

        Series 1997 G,

        5.350% 03/01/12                          2,735,000           2,832,804

                                                               ---------------

                                       Single-Family Total          40,114,392

                                                               ---------------

                                             HOUSING TOTAL          74,583,944



                            See Accompanying Notes to Financial Statements. | 37

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



INDUSTRIALS - 0.9%



  CHEMICALS - 0.5%

     TN Humphreys County Industrial

        Development Board,

        Solid Waste Disposal,

        E.I. DuPont de Nemours & Co.,

        Series 1994, AMT,

        6.700% 05/01/24                            575,000             587,460

     TX Guadalupe Blanco River Authority,

        Sewer & Solid Waste Disposal Facility,

        E.I. DuPont de Nemours & Co.,

        Series 1999, AMT,

        5.500% 05/01/29                         10,650,000          10,957,040

                                                               ---------------

                                           Chemicals Total          11,544,500



  FOREST PRODUCTS & PAPER - 0.3%

     TX Gulf Coast Waste Disposal Authority,

        Series 2002 A, AMT,

        6.100% 08/01/24                          5,750,000           6,067,630

                                                               ---------------

                             Forest Products & Paper Total           6,067,630



  MANUFACTURING - 0.0%

     TN Maury County Industrial

        Development Board Multi-Model

        Pollution Control,

        General Motors Corp.-Saturn Corp.,

        Series 1997,

        6.500% 09/01/24                            750,000             727,995

                                                               ---------------

                                       Manufacturing Total             727,995

                                                               ---------------



  OTHER INDUSTRIAL DEVELOPMENT BONDS - 0.1%

     MI Strategic Fund Limited Obligation,

        NSF International,

        Series 2004,

        5.000% 08/01/13                            820,000             858,819

     PA Industrial Development Authority

        Economic Development,

        Series 2002,

        Insured: AMBAC

        5.250% 07/01/11                          1,000,000           1,078,530

                                                               ---------------

                  Other Industrial Development Bonds Total           1,937,349

                                                               ---------------

                                         INDUSTRIALS TOTAL          20,277,474



OTHER - 17.6%



  POOL/BOND BANK - 1.8%

     AK Industrial Development & Export Authority,

        Series 1998 A, AMT,

        Insured: MBIA

        5.250% 04/01/12                          3,345,000           3,481,677



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     KS Development Finance Authority,

        Water Pollution Contraol Revolving Fund:

        Series 2001 II,

        5.500% 05/01/14                          1,000,000           1,115,350

        Series 2002 II,

        5.500% 11/01/15                          1,000,000           1,102,990

     MA Water Pollution Abatement Trust:

        Series 1999 A,

        6.000% 08/01/19                          2,500,000           2,951,850

        Series 2004 A,

        5.250% 08/01/17                          2,920,000           3,216,117

     ME Municipal Bond Bank:

        Series 1998 A,

        Insured: FSA

        5.250% 11/01/08                            855,000             902,427

        Series 2002 A,

        5.375% 11/01/16                            355,000             384,745

     NY Dormitory Authority,

        Series 2002 A,

        Insured: MBIA

        5.250% 10/01/12                          2,420,000           2,640,050

     NY Environmental Facilities Corp.,

        Pollution Control,

        Series 1994,

        5.750% 06/15/09                             10,000              10,796

     OH Water Development Authority,

        Pollution Control,

        Series 2005 B,

        (a) 06/01/15                             2,000,000           1,313,220

     PA Delaware Valley Regional Financing

        Authority,

        Local Government:

        Series 1997 B,

        Insured: AMBAC

        5.600% 07/01/17                          2,000,000           2,215,120

        Series 2002:

        5.500% 07/01/12                         15,000,000          16,258,800

        5.750% 07/01/17                          2,000,000           2,232,560

     PA Finance Authority,

        Penn Hills,

        Series 2000 A,

        Insured: FGIC

        5.500% 12/01/22                            835,000             900,506

                                                               ---------------

                                      Pool/Bond Bank Total          38,726,208



  REFUNDED/ESCROWED (b) - 15.1%

     AL Birmingham Industrial Water

        Supply Board,

        Series 1978,

        Pre-refunded 01/01/07,

        6.000% 07/01/07                          2,500,000           2,597,000

     AL Birmingham Medical Clinic Board,

        Baptist Medical Centers,

        Series 1979,

        Escrowed to Maturity,

        8.300% 07/01/08                            510,000             548,831



38 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  REFUNDED/ESCROWED (b) - (CONTINUED)

     AL Jefferson County Sewer,

        Series 2002 D,

        Pre-refunded 08/01/12,

        Insured: FGIC

        5.000% 02/01/38                         16,420,000          17,629,990

     AL Special Care Facilities Financing

        Authority,

        Charity Obligation Group,

        Series 1999 A,

        Escrowed to Maturity,

        4.625% 11/01/10                          3,265,000           3,399,159

     AZ Maricopa County Hospital,

        Samaritan Health Services,

        Series 1978,

        Escrowed to Maturity,

        7.625% 01/01/08                            965,000             999,624

     AZ School Facilities Board Certificates

        of Participation,

        Series 2003 A,

        Pre-refunded 03/01/13,

        Insured: MBIA

        5.250% 09/01/14                         10,000,000          10,899,900

     CA Los Angeles Unified School District,

        Series 1998 B,

        Pre-refunded 07/01/08,

        Insured: FGIC

        5.000% 07/01/18                         10,000,000          10,577,000

     CA Statewide Communities

        Development Authority,

        Series 1993,

        Pre-refunded 11/01/05,

        5.400% 11/01/15                          5,500,000           5,504,290

     CA State,

        Series 2000, Pre-refunded 12/01/10,

        5.000% 12/01/16                          2,610,000           2,796,693

     CO Adams County School District No. 012,

        Series 1997,

        Pre-refunded 12/15/07,

        Insured FGIC

        5.250% 12/15/09                          1,000,000           1,050,080

     CO Boulder Larimer & Weld Counties

        Vrain Valley School District,

        Series 1997,

        Pre-refunded 12/15/07,

        Insured: FGIC

        5.000% 12/15/10                          2,445,000           2,559,646

     CO Department of Transportation,

        Series 2000,

        Pre-refunded 06/15/10:

        Insured: AMBAC

        6.000% 06/15/12                          2,750,000           3,048,182

        6.000% 06/15/15                          2,750,000           3,048,182



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     CO Douglas County School District

        No. RE-1,

        Series 2001,

        Pre-refunded 12/15/11,

        Insured: MBIA

        5.250% 12/15/13                          7,385,000           8,028,603

     CT Special Tax Obligation

        Transportation Infrastructure:

        Series 1999 A,

        Pre-refunded 12/01/09,

        Insured: FGIC

        5.625% 12/01/19                          1,520,000           1,662,166

        Series 2001 A,

        Pre-refunded 10/01/11,

        Insured: FSA

        5.375% 10/01/17                          1,000,000           1,091,570

     DC Hospital

        Medlantic Healthcare Group,

        Series 1997 A,

        Escrowed to Maturity,

        Insured: MBIA

        6.000% 08/15/07                          1,350,000           1,413,936

     FL Orange County Tourist

        Development Tax,

        Series 2000,

        Pre-refunded 10/01/09,

        Insured: AMBAC

        5.500% 10/01/31                          3,000,000           3,232,530

     FL Tampa Water & Sewer,

        Series 1987,

        Escrowed to Maturity,

        6.800% 10/01/07                            875,000             913,482

     GA Atlanta Airport Facilities,

        Series 2000 A,

        Pre-refunded 01/01/10,

        Insured: FGIC

        5.500% 01/01/22                          2,725,000           2,964,691

     GA Atlanta Water & Wastewater,

        Series 1999 A,

        Pre-refunded 05/01/09,

        Insured: FGIC

        5.000% 11/01/38                          3,420,000           3,634,195

     GA Finance & Investment Commission,

        Series 1999 D,

        Pre-refunded 11/01/09:

        5.800% 11/01/10                          3,000,000           3,324,720

        5.800% 11/01/12                          4,000,000           4,432,960

     GA Municipal Electric Authority,

        Series 1998 Y:

        Escrowed to Maturity,

        Insured: AMBAC

        6.400% 01/01/13                            165,000             187,702

        Pre-refunded 01/01/11,

        Insured: AMBAC

        6.400% 01/01/13                             45,000              50,935



                            See Accompanying Notes to Financial Statements. | 39

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  REFUNDED/ESCROWED (b) - (CONTINUED)

     HI Honolulu City & County,

        Series 1995 A,

        Escrowed to Maturity:

        Insured: MBIA

        6.000% 11/01/10                            135,000             149,920

        6.000% 11/01/10                            365,000             405,340

     IL Chicago Board of Education,

        Series 2000,

        Pre-refunded 12/01/10:

        Insured: FGIC

        5.500% 12/01/31                         10,000,000          10,912,500

        5.600% 12/01/18                          1,300,000           1,424,618

     IL Chicago Emergency Telephone Systems,

        Series 1993,

        Escrowed to Maturity,

        Insured: FGIC

        5.550% 01/01/08                          1,000,000           1,048,340

     IL Chicago,

        Series 1999 A:

        Escrowed to Maturity,

        Insured: FGIC

        5.000% 01/01/08                            605,000             627,337

        Pre-refunded 01/01/09,

        Insured: FGIC

        5.000% 01/01/15                          3,855,000           4,079,130

        Series 2000 C,

        Pre-refunded 07/01/10,

        Insured: FGIC

        5.750% 01/01/13                            310,000             342,553

     IL Cook County,

        Series 1990,

        Escrowed to Maturity,

        Insured: MBIA

        7.250% 11/01/07                          1,000,000           1,034,270

     IL Educational Facilities Authority,

        Shedd Aquarium,

        Series 1997,

        Pre-refunded 07/01/07:

        Insured: AMBAC

        5.150% 07/01/09                          1,030,000           1,080,594

        5.250% 07/01/10                          1,025,000           1,076,865

        5.300% 07/01/11                          1,145,000           1,203,704

     IL Health Facilities Authority,

        Galesburg Cottage Hospital,

        Series 2000,

        Pre-refunded 05/01/10,

        Insured: RAD

        6.000% 05/01/15                          1,500,000          1,648,530



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     IL State:

        Series 2000,

        Pre-refunded 06/01/10,

        Insured: MBIA

        5.750% 06/01/15                          6,850,000           7,502,394

        Series 2002,

        Pre-refunded 12/01/12,

        Insured: FSA

        5.375% 12/01/13                         10,000,000          10,950,200

     IN Toll Road Commission,

        Series 1980,

        Escrowed to Maturity,

        9.000% 01/01/15                          2,240,000           2,941,949

     IN Transportation Financing Authority,

        Series 1998 A,

        Pre-refunded 12/01/08:

        Insured: MBIA

        5.250% 12/01/13                          1,000,000           1,066,430

        5.250% 12/01/14                          1,500,000           1,599,645

     KS Department of Transportation,

        Series 1998,

        Escrowed to Maturity,

        5.500% 09/01/14                          1,575,000           1,756,708

     KS Development Finance Authority:

        Athletic Facilities,

        Series 1998 A,

        Pre-refunded 06/01/08,

        4.800% 06/01/13                          4,500,000           4,672,845

        Health Facilities,

        St. Luke's/Shawnee Mission,

        Series 1996 N,

        Escrowed to Maturity,

        Insured: MBIA

        4.700% 11/15/05                            620,000             620,446

     KS Labette County Single Family Mortgage,

        Capital Accumulator Bonds,

        Series 1998 A,

        Escrowed to Maturity,

        (a) 12/01/14                             2,175,000           1,482,197

     MA Massachusetts Bay Transportation

        Authority:

        Series 1994 A,

        Escrowed to Maturity,

        7.000% 03/01/07                             55,000              57,797

        Series 2000 A,

        Pre-refunded 07/01/10,

        5.750% 07/01/14                          2,750,000           3,015,375

     MA State:

        Series 1997 B,

        Pre-refunded 06/01/07,

        Insured: FGIC

        5.125% 06/01/12                          1,500,000           1,560,825

        Series 2000 B,

        Pre-refunded 06/01/10,

        5.250% 06/01/17                          1,500,000           1,604,130

        Series 2001 C,

        Pre-refunded 12/01/11,

        5.375% 12/01/16                          3,000,000           3,259,980

     MA University Lowell Building

        Authority Guaranteed,

        Series 1995 A,

        Pre-refunded 11/01/05,

        Insured: AMBAC

        5.700% 11/01/09                            295,000             300,900



40 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  REFUNDED/ESCROWED (b) - (CONTINUED)

     ME Governmental Facilities Authority,

        Series 1999,

        Pre-refunded 10/01/09,

        Insured: FSA

        5.625% 10/01/19                          1,000,000           1,091,220

     ME Municipal Bond Bank,

        Series 2000 D,

        Pre-refunded 11/01/10,

        Insured: MBIA

        5.700% 11/01/21                          1,000,000           1,108,180

     MI Hospital Finance Authority,

        Ascension Health Credit,

        Series 1999 A,

        Pre-refunded 11/15/09,

        Insured: MBIA

        5.750% 11/15/18                          5,000,000           5,453,800

     MI South Lake Schools,

        Series 1997,

        Pre-refunded 05/01/08,

        Insured: FGIC

        5.250% 05/01/12                          1,850,000           1,938,023

     MI Ypsilanti School District,

        Series 1996,

        Pre-refunded 05/01/07,

        Insured: FGIC

        5.400% 05/01/09                          1,000,000           1,033,160

     NC Public Improvement,

        Series 1999 A,

        Pre-refunded 03/01/09,

        5.250% 03/01/12                          2,500,000           2,682,675

     NH Municipal Bond Bank,

        Series 1999 B,

        Pre-refunded 08/15/09,

        Insured: FSA

        5.250% 08/15/11                            750,000             806,333

     NJ Transportation Trust & Authority,

        Series 1997 A,

        Pre-refunded 06/15/08,

        5.000% 06/15/14                         10,000,000          10,439,200

     NJ Turnpike Authority:

        Series 1972 G,

        Escrowed to Maturity,

        5.750% 01/01/09                          1,765,000           1,842,413

        Series 2000 A:

        Escrowed to Maturity:

        Insured: MBIA

        6.000% 01/01/11                            875,000             972,720

        6.000% 01/01/13                            925,000           1,050,948

        Pre-refunded 01/01/10,

        Insured: MBIA

        5.750% 01/01/19                          3,000,000           3,267,930



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     NV Capital Improvement & Cultural

        Affairs,

        Series 1999 A,

        Pre-refunded 02/01/09:

        5.500% 02/01/11                          1,000,000           1,074,060

        5.500% 02/01/18                          1,500,000           1,611,090

     NV Clark County School District,

        Series 2000 A,

        Pre-refunded 06/15/10,

        Insured: MBIA

        6.000% 06/15/16                            635,000             700,869

     NV Henderson,

        Series 1997 A,

        Pre-refunded 06/01/07,

        Insured: MBIA

        5.100% 06/01/08                          1,180,000          1,226,834

     NV Municipal Bond Bank,

        Series 1998 A,

        Pre-refunded 05/15/08,

        5.250% 05/15/16                          6,570,000           6,889,302

     NY Environmental Facilities Corp.:

        Series 1994 A,

        Escrowed to Maturity,

        5.750% 06/15/09                            440,000             476,656

        Series 1994,

        Escrowed to Maturity,

        5.750% 06/15/09                             50,000              54,166

     NY Metropolitan Transportation

        Authority:

        Series 1993 O,

        Escrowed to Maturity,

        5.500% 07/01/17                          3,000,000           3,375,180

        Series 1996 A,

        Pre-refunded 07/01/08,

        Insured: FGIC

        5.750% 07/01/11                          1,000,000           1,064,900

        Series 1997 C-1,

        Pre-refunded 07/01/08,

        Insured: FGIC

        5.250% 07/01/17                          2,165,000           2,287,994

        Series 1998 A,

        Pre-refunded 07/01/11,

        Insured: FSA

        5.500% 07/01/15                          1,530,000           1,679,374

        Series 1998 R,

        Escrowed to Maturity,

        5.500% 07/01/14                          1,740,000           1,856,528

     NY New York City,

        Series 1997 I,

        Escrowed to Maturity,

        Insured: MBIA

        6.250% 04/15/07                          1,475,000           1,541,788

     NY Thruway Authority,

        Series 2000,

        Pre-refunded 04/01/10,

        Insured: AMBAC

        5.375% 04/01/18                          1,000,000           1,088,950



                            See Accompanying Notes to Financial Statements. | 41

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  REFUNDED/ESCROWED (b) - (CONTINUED)

     OH Higher Education Capital Facilities,

        Series 2000 B,

        Pre-refunded 05/01/10,

        5.625% 05/01/15                          1,000,000           1,088,770

     OH Infrastructure Improvement:

        Series 1999 A,

        Pre-refunded 02/01/10,

        5.750% 02/01/11                          2,280,000           2,504,580

        Series 2000,

        Pre-refunded 02/01/10,

        5.750% 02/01/16                          1,000,000           1,089,850

     OH London City School District,

        Series 2001,

        Pre-refunded 12/01/11,

        Insured: FGIC

        5.500% 12/01/15                            375,000             412,594

     OH Water Development Authority,

        Pollution Control,

        Series 2002,

        Pre-refunded 06/01/12,

        5.250% 06/01/18                          5,535,000           6,017,541

     OR Department of Transportation,

        Highway User Tax,

        Series 2000,

        Pre-refunded 11/15/10,

        5.750% 11/15/15                          2,000,000           2,204,260

     OR Portland Airport Way Urban

        Renewal & Redevelopment Tax

        Increment,

        Series 2000 A,

        Pre-refunded 06/15/10,

        Insured: AMBAC

        6.000% 06/15/15                            750,000             834,510

     PA Central Duaphin School District,

        Series 1998 AA:

        Escrowed to Maturity,

        Insured: MBIA

        5.000% 12/01/13                            205,000             220,941

        Pre-refunded 12/01/08,

        Insured: MBIA

        5.000% 12/01/13                          1,295,000           1,359,892

     PA Chester County,

        Series 1998,

        Pre-refunded 06/15/08,

        5.000% 06/15/15                            500,000             521,960

     PA Elizabeth Forward School District,

        Series 1994 B,

        Escrowed to Maturity,

        Insured: MBIA

        (a) 09/01/21                             2,210,000           1,054,214



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     PA Finance Authority,

        Penn Hills,

        Series 2000 A,

        Pre-refunded 12/01/10,

        Insured: FGIC

        5.500% 12/01/22                            165,000             180,056

     PA Philadelphia School District:

        Series 2000 A,

        Pre-refunded 02/01/11,

        Insured: FSA

        5.750% 02/01/13                          1,000,000           1,102,100

        Series 2002 A,

        Pre-refunded 02/01/12,

        Insured: FSA

        5.500% 02/01/15                          1,000,000           1,098,970

     PA Saucon Valley School District,

        Series 1998,

        Pre-refunded 04/15/08:

        Insured: AMBAC

        5.150% 10/15/13                            835,000             872,500

        5.200% 10/15/14                            880,000             920,550

     PA Scranton School District,

        Series 1998:

        Escrowed to Maturity,

        Insured: AMBAC

        4.750% 04/01/08                            780,000             807,331

        Pre-refunded 04/01/08,

        Insured: AMBAC

        5.200% 04/01/11                          1,895,000           1,981,071

     PA State,

        Series 2001,

        Pre-refunded 01/15/11,

        5.125% 01/15/16                         10,000,000          10,804,000

     PA Tunkhannock Area School District,

        Series 1998,

        Pre-refunded 01/15/08:

        Insured: AMBAC

        5.100% 07/15/12                          1,175,000           1,221,565

        5.150% 07/15/14                          1,245,000           1,295,647

     PA Warwick School District,

        Lancaster County,

        Series 2001,

        Pre-refunded 08/15/11,

        Insured: FGIC

        5.250% 02/15/12                            750,000             812,678

     SC Cherokee County School District No. 001,

        Series 1997,

        Pre-refunded 03/01/07,

        5.000% 03/01/16                          3,600,000           3,723,876

     SC Greenville County School District,

        Series 2002,

        Pre-refunded 12/01/12,

        5.875% 12/01/17                          1,000,000           1,137,090

     SC Piedmont Municipal Power Agency,

        Series 1991 A,

        Escrowed to Maturity,

        Insured: FGIC

        6.125% 01/01/07                            335,000             346,564



42 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  REFUNDED/ESCROWED (b) - (CONTINUED)

     SD Health & Educational Facilities

        Authority,

        Rapid City Regional Hospital,

        Series 1996,

        Escrowed to Maturity,

        7.750% 09/01/07                            730,000             769,281

     TN Blount County,

        Public Building Authority,

        Series 1998,

        Pre-refunded 04/01/08,

        Insured: FGIC

        5.000% 04/01/19                            500,000             525,030

     TN Madison County,

        Series 2002,

        Pre-refunded 04/01/12,

        5.000% 04/01/13                          1,160,000           1,243,346

     TN Memphis,

        Series 2000,

        Pre-refunded 04/01/08,

        5.000% 04/01/17                          2,500,000           2,625,150

     TN Shelby County Health, Educational

        & Housing Facilities Board,

        Methodist Health Systems,

        Series 1995,

        Escrowed to Maturity,

        Insured: MBIA

        6.250% 08/01/09                            490,000             538,206

     TN State,

        Series 1999 B,

        Pre-refunded 05/01/09,

        Insured: FSA

        5.250% 05/01/17                          2,000,000           2,123,160

     TN Williamson County,

        Series 2000,

        Pre-refunded 03/01/10,

        5.350% 03/01/17                          1,200,000           1,290,336

     TX Fort Worth Higher Education

        Finance Corp.,

        Texas Christian University,

        Series 1997,

        Pre-refunded 03/15/08,

        5.000% 03/15/17                          2,190,000           2,277,863

     TX Galena Park Independent School

        District,

        Series 1997,

        Pre-refunded 08/15/07,

        Insured: PSFG

        5.000% 08/15/21                          1,050,000           1,083,852

     TX Garland,

        Series 2000,

        Pre-refunded 02/15/09,

        5.500% 02/15/12                          3,120,000           3,326,076



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     TX Harris County,

        Series 1992,

        Escrowed to Maturity,

        6.000% 12/15/10                          1,000,000           1,112,490

     TX Houston,

        Series 1979,

        Escrowed to Maturity,

        6.400% 12/01/14                          5,565,000           6,238,810

     TX Lower Colorado River Authority,

        Junior Lien,

        Series 1993 5th,

        Escrowed to Maturity,

        5.375% 01/01/16                          2,100,000           2,320,668

     TX North Central, Health Facilities

        Development Corp.,

        Presbyterian Healthcare Residential,

        Series 1996 B,

        Escrowed to Maturity,

        Insured: MBIA

        5.500% 06/01/16                          5,000,000           5,614,250

     TX Richardson,

        Series 1998,

        Escrowed to Maturity,

        5.250% 02/15/07                            230,000             236,249

     TX San Antonio,

        Series 2002,

        Escrowed to Maturity,

        5.000% 08/01/10                            145,000             154,454

     TX Travis County Health Facilities

        Development Corp.,

        Ascension Health Credit,

        Series 1999 A,

        Pre-refunded 11/15/09,

        Insured: AMBAC

        5.875% 11/15/24                          4,500,000           4,944,555

     TX West University Place,

        Series 1998,

        Pre-refunded 02/01/08,

        Insured: FSA

        5.100% 02/01/12                          1,215,000           1,264,050

     WA King County:

        Series 1997 D,

        Pre-refunded 12/01/07,

        5.750% 12/01/11                          1,000,000           1,070,680

        Series 2002,

        Escrowed to Maturity,

        5.500% 12/01/13                            970,000           1,078,106

     WA Port of Seattle:

        Series 1996 B, AMT,

        Escrowed to Maturity,

        Insured: FGIC

        6.000% 09/01/08                            200,000             211,828

        Series 1997 A,

        Pre-refunded 10/01/07,

        Insured: FGIC

        6.000% 10/01/08                            250,000             265,403



                            See Accompanying Notes to Financial Statements. | 43

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  REFUNDED/ESCROWED (b) - (CONTINUED)

     WA Seattle,

        Series 1999,

        Pre-refunded 10/01/09,

        Insured: MBIA

        5.875% 10/01/10                          2,300,000           2,526,734

     WA State,

        Series 1990 AT-5,

        Escrowed to Maturity,

        (a) 08/01/07                             2,390,000           2,255,897

     WI Transportation Revenue,

        Series 1998 B,

        Pre-refunded 07/01/09,

        Insured: FGIC

        5.250% 07/01/11                          2,020,000           2,149,866

     WI State:

        Series 2000 C,

        Pre-refunded 05/01/10,

        Insured: MBIA

        5.550% 05/01/21                          2,000,000           2,161,820

        Series 2000 D,

        Pre-refunded 05/01/11,

        Insured: MBIA

        5.500% 05/01/16                          2,000,000           2,186,300

     WV Hospital Finance Authority,

        Charleston Area Medical Center:

        Series 1993 A,

        Escrowed to Maturity,

        6.500% 09/01/23                          3,980,000           4,839,839

        Series 2000,

        Pre-refunded 09/01/10,

        6.750% 09/01/22                          6,340,000           7,276,862

                                                               ---------------

                                   Refunded/Escrowed Total         326,960,153



  TOBACCO - 0.7%

     CA Golden State Tobacco Securitization Corp.,

        Series 2003 A-1,

        6.250% 06/01/33                          3,500,000           3,842,545

     NJ Tobacco Settlement Financing Corp.,

        Series 2003,

        6.750% 06/01/39                          4,000,000           4,558,880

     VA Tobacco Settlement Financing Corp.,

        Series 2005,

        5.250% 06/01/19                          2,500,000           2,568,100

     WI Badger Tobacco Asset Securitization Corp.,

        Series 2002,

        6.000% 06/01/17                          5,000,000           5,277,300

                                                               ---------------

                                             Tobacco Total          16,246,825

                                                               ---------------

                                               OTHER TOTAL         381,933,186



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



OTHER REVENUE - 0.2%



  RECREATION - 0.2%

     DC Revenue,

        The Smithsonian Institute,

        Series 1997,

        5.000% 02/01/17                          2,000,000           2,083,640

     FL Board of Education,

        Series 2002 A,

        Insured: FGIC

        5.250% 07/01/18                          2,675,000           2,874,956

                                                               ---------------

                                          Recreation Total           4,958,596

                                                               ---------------

                                       OTHER REVENUE TOTAL           4,958,596



RESOURCE RECOVERY - 1.3%



  DISPOSAL - 0.6%

     FL Okeechobee County,

        Various Disposal-Waste

        Management/Landfill,

        Series 2004 A, AMT,

        4.200% 07/01/39                          1,000,000           1,002,990

     IL Development Finance Authority,

        Waste Management, Inc.,

        Series 1997, AMT,

        5.050% 01/01/10                          5,525,000           5,723,845

     NC Haywood County Industrial

        Facilities & Pollution Control

        Financing Authority,

        Champion International Corp.,

        Series 1993, AMT,

        5.500% 10/01/18                            500,000             505,785

     PA Westmoreland County Industrial

        Development Authority,

        Valley Landfill Expansion,

        Series 1993, AMT,

        5.100% 05/01/18                          5,900,000           6,093,107

                                                               ---------------

                                            Disposal Total          13,325,727



  RESOURCE RECOVERY - 0.7%

     MA Industrial Financing Agency,

        Ogden Haverhill,

        Series 1998 A, AMT,

        5.350% 12/01/10                          6,800,000           6,929,812

     NY Niagara County Industrial

        Development Agency,

        Series 2001 B, AMT,

        5.550% 11/15/24                          8,000,000           8,388,720

                                                               ---------------

                                   Resource Recovery Total          15,318,532

                                                               ---------------

                                   RESOURCE RECOVERY TOTAL          28,644,259



TAX-BACKED - 45.2%



  LOCAL APPROPRIATED - 2.0%

     AZ University of Arizona Certificates

        of Participation,

        Series 2002 A,

        Insured: AMBAC

        5.500% 06/01/15                            500,000             545,430



44 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  LOCAL APPROPRIATED - (CONTINUED)

     CA Orange County Public Financing

        Authority,

        Series 2005,

        Insured: MBIA

        5.000% 07/01/16                         10,000,000          10,735,000

     CA San Bernardino County

        Certificates of Participation,

        Series 2002 A,

        Insured: MBIA

        5.000% 07/01/15                          1,000,000           1,073,660

     FL Hillsborough County School

        Board Certificates of Participation,

        Series 1998 A,

        Insured: MBIA

        5.500% 07/01/14                          2,000,000           2,222,420

     IN Shelby County Jail Building Corp.,

        Series 1996:

        Insured: MBIA

        5.300% 07/15/07                          1,005,000           1,029,602

        Insured: MBIA

        5.400% 07/15/08                          1,045,000           1,070,780

     KS Johnson County Certificates

        of Participation,

        Park & Recreation District,

        Series 2003 A,

        Insured: MBIA

        4.000% 09/01/15                            100,000              99,009

     KS Wyandotte County,

        Unified School District No. 500,

        Series 2002,

        Insured: FSA

        5.000% 09/01/20                          1,890,000           2,030,332

     MI Grand Rapids Building Authority,

        Series 1998:

        5.000% 04/01/12                          1,205,000           1,289,097

        5.000% 04/01/13                          1,000,000           1,071,220

        5.000% 04/01/14                          1,415,000           1,518,366

     MO St. Louis Municipal

        Financial Corp.,

        Convention Center,

        Series 2003,

        Insured: AMBAC

        5.250% 07/15/11                          9,060,000           9,774,925

     SC Berkeley County School District,

        Series 2003,

        5.250% 12/01/18                          1,000,000           1,042,060

     SC Dorchester County School,

        District No. 2

        Series 2004,

        5.250% 12/01/17                          2,000,000           2,107,700

     SC Greenville County School District,

        Series 2005,

        5.500% 12/01/18                          5,000,000           5,484,950



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     SC Newberry Investing in

        Childrens Education,

        Series 2005,

        5.250% 12/01/19                          1,500,000           1,559,475

                                                               ---------------

                                  Local Appropriated Total          42,654,026



  LOCAL GENERAL OBLIGATIONS - 18.9%

     AK Anchorage:

        Series 2002 B,

        Insured: MBIA

        5.250% 07/01/10                         10,600,000          11,377,616

        Series 2004 B,

        Insured: AMBAC

        5.250% 12/01/15                          5,000,000           5,484,650

     AK Fairbanks North Star Borough,

        Series 1993 S,

        Insured: MBIA

        5.500% 03/01/08                          1,000,000           1,048,670

     AK North Slope Borough,

        Capital Appreciation,

        Series 2000 B,

        Insured: MBIA

        (a) 06/30/09                             2,000,000           1,747,800

     AL Birmingham,

        Series 2001 A,

        5.250% 05/01/17                          2,000,000           2,152,140

     AZ Maricopa County Unified High

        School District No. 210,

        Series 2003,

        Insured: MBIA

        5.000% 07/01/15                          6,300,000           6,784,911

     AZ Maricopa County Unified School

        District No. 69,

        Paradise Valley,

        Series 1995,

        Insured: MBIA

        6.350% 07/01/10                            500,000             560,055

     AZ Mohave County Elementary School

        District No. 16,

        Mohave Valley,

        Series 1997,

        Insured: MBIA

        6.900% 07/01/07                            910,000             963,499

     AZ Tempe Union High School District

        No. 213,

        Series 1994,

        Insured: FGIC

        7.000% 07/01/08                            500,000             545,755

     AZ Tucson,

        Series 1998,

        5.500% 07/01/18                          4,760,000           5,341,529

     CA Carlsbad Unified School District,

        Series 1997,

        Insured: FGIC

        (a) 11/01/14                               300,000             204,150



                            See Accompanying Notes to Financial Statements. | 45

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  LOCAL GENERAL OBLIGATIONS - (CONTINUED)

     CA Los Angeles Unified School

        District,

        Series 2005 A-1:

        Insured: FGIC

        5.500% 07/01/17                         10,000,000          11,237,900

        Insured: FGIC

        5.500% 07/01/18                         12,000,000          13,494,480

     CA Monrovia Unified School

        District,

        Series 2005,

        Insured: MBIA

        5.250% 08/01/21                          5,600,000           6,197,016

     CA Natomas Unified School District,

        Series 1999,

        Insured: MBIA

        5.850% 03/01/15                            250,000             286,280

     CA San Francisco,

        Series 2002,

        5.000% 06/15/11                         14,750,000          15,847,990

     CA Union Elementary School District,

        Series 1999 A,

        Insured: FGIC

        (a) 09/01/20                             1,000,000             496,240

     CA West Contra Costa Unified

        School District,

        Series 2005,

        Insured: FGIC

        (a) 08/01/20                             7,285,000           3,618,969

     CO Adams County School District

        No. 12, Series 1995 A, Insured: MBIA

        (a) 12/15/12                             1,300,000             970,541

     CO Aurora Centretech

        Metropolitan District,

        Series 1998 C,

        4.875% 12/01/28                          3,635,000           3,747,830

     HI Honolulu City & County,

        Series 1990 A,

        7.350% 07/01/07                          2,500,000           2,663,025

     IL Chicago Board of Education,

        Series 1996,

        Insured: MBIA

        6.250% 12/01/12                          2,100,000           2,407,692

     IL Chicago City Colleges

        Capital Improvement,

        Series 1999,

        Insured: FGIC

        6.000% 01/01/11                          5,195,000           5,724,267

     IL Chicago Equipment Notes,

        Series 1998,

        Insured: FGIC

        5.000% 01/01/08                          2,000,000           2,070,860



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     IL Chicago Park District,

        Series 1997:

        Insured: AMBAC

        5.250% 01/01/09                          1,135,000           1,178,925

        5.250% 01/01/10                          1,195,000           1,241,246

        5.250% 01/01/11                          1,260,000           1,307,162

        5.250% 01/01/12                          1,325,000           1,374,595

     IL Chicago:

        Series 1999 A,

        Insured: FGIC

        5.000% 01/01/15                          1,795,000           1,879,311

        Series 1999,

        Insured: FGIC

        5.250% 01/01/18                          7,540,000           8,227,573

        Series 2000 C,

        Insured: FGIC

        5.750% 01/01/13                            190,000             208,960

        Series 2004 A,

        Insured: FSA

        5.250% 01/01/17                          1,000,000           1,076,200

     IL Du Page County School District,

        Series 1997,

        Insured: FGIC

        6.750% 02/01/11                          1,145,000           1,306,937

     IL Kendall & Kane Counties

        Community Unified School

        District No. 115,

        Series 2002,

        Insured: FGIC

        (a) 01/01/17                             3,650,000           2,176,969

     IN Westfield Housing

        Building Corp.,

        Series 1998:

        Insured: AMBAC

        5.100% 01/05/12                          1,085,000           1,134,064

        5.100% 07/05/12                          1,185,000           1,238,586

        5.250% 01/05/14                          1,745,000           1,829,057

     KS Johnson County Unified School:

        District No. 231,

        Series 2001 A,

        Insured: FSA

        5.500% 10/01/15                             50,000              56,110

        District No. 232,

        Series 2004,

        Insured: MBIA

        5.000% 09/01/15                            150,000             160,913

     KS Leavenworth County Unified

        School District No. 464,

        Series 2005 A,

        Insured: MBIA

        5.000% 09/01/19                          1,030,000           1,090,657

     KS Lenexa,

        Series 2003 A,

        5.000% 09/01/12                          1,000,000           1,075,930



46 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  LOCAL GENERAL OBLIGATIONS - (CONTINUED)

     KS Montgomery County Unified

        School District No. 445,

        Series 2002,

        Insured: FGIC

        6.250% 04/01/12                          1,065,000           1,215,879

     KS Reno County

        Unified School District No. 313,

        Series 1996 B:

        Insured: FSA

        5.900% 09/01/08                            860,000             920,037

        5.900% 09/01/09                            925,000           1,006,955

        5.900% 09/01/10                            995,000           1,099,356

     KS Saline County

        Unified School District No. 305,

        Series 1999,

        Insured: FSA

        5.250% 09/01/13                          1,010,000           1,059,096

     KS Sedgwick County Unified School

        District No. 259,

        Series 2004,

        Insured: MBIA

        5.000% 09/01/15                          1,000,000           1,076,120

     KS Shawnee County Unified School

        District No. 437,

        Series 2001,

        Insured: FSA

        5.500% 09/01/13                          1,555,000           1,700,828

     KS Shawnee County Unified School

        District No. 501,

        Series 2002,

        5.000% 02/01/14                          1,000,000           1,065,060

     KS Shawnee County:

        Series 1998 A,

        5.125% 09/01/10                          1,320,000           1,406,698

        Series 2002,

        Insured: FSA

        5.250% 09/01/17                          1,660,000           1,787,007

     KS Wyandotte County School

        District No. 204,

        Series 2000 A,

        Insured: FSA

        6.375% 09/01/11                            500,000             570,075

     KY Turnpike Authority,

        Series 2001 A,

        Insured: AMBAC

        5.500% 07/01/13                          1,000,000           1,106,490

     LA Orleans Levee District,

        Series 1995 A,

        Insured: FSA

        5.950% 11/01/07                          2,200,000           2,270,466

     MI Berkley City School District,

        Series 1995,

        Insured: FGIC

        7.000% 01/01/09                            500,000             552,465



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     MI Detroit City School District:

        Series 2002 A,

        Insured: FGIC

        6.000% 05/01/19                          2,000,000           2,343,240

        Series 2003 B,

        Insured: FGIC

        5.250% 05/01/14                          2,000,000           2,165,600

     MN Elk River Independent School

        District No. 728,

        Series 2001 A,

        Insured: MBIA

        5.000% 02/01/17                          2,000,000           2,103,640

     NC Cary Water & Public Improvement,

        Series 2001,

        5.000% 03/01/13                          4,300,000           4,593,002

     NC Cumberland County,

        Series 1998,

        Insured: FGIC

        5.000% 03/01/17                          2,000,000           2,105,760

     ND West Fargo Public School

        District No. 6,

        Series 2002,

        Insured: FGIC

        5.250% 05/01/17                          3,600,000           3,847,680

     NH Manchester,

        Series 2004:

        Insured: MBIA

        5.500% 06/01/18                          4,215,000           4,763,835

        5.500% 06/01/19                          4,450,000           5,039,091

     NV Clark County School District:

        Series 2001 C,

        Insured: FGIC

        5.375% 06/15/13                          8,895,000           9,757,459

        Series 2003,

        Insured: MBIA

        5.000% 06/15/16                         10,760,000          11,438,095

     NY New York City:

        Series 1996 A,

        6.250% 08/01/09                          2,175,000           2,253,887

        Series 1996 F,

        5.750% 02/01/10                              5,000               5,105

        Series 1997 I,

        Insured: MBIA

        6.250% 04/15/07                          2,025,000           2,113,209

        Series 2002 D,

        5.625% 06/01/14                          2,500,000           2,731,650

        Series 2002 E,

        Insured: MBIA

        5.625% 08/01/15                          1,000,000           1,101,440

        Series 2002 G:

        5.750% 08/01/18                          1,000,000           1,098,840

        Insured: MBIA

        5.625% 08/01/13                          2,500,000           2,762,825

        Series 2005 D,

        5.000% 08/01/13                          4,000,000           4,238,880

        Series 2005 O,

        5.000% 06/01/15                          8,000,000           8,469,920



                            See Accompanying Notes to Financial Statements. | 47

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  LOCAL GENERAL OBLIGATIONS - (CONTINUED)

     OH Cleveland,

        Series 2005,

        Insured: AMBAC

        5.500% 10/01/16                          7,710,000           8,644,837

     OH Forest Hills Local School District,

        Series 1997,

        Insured: MBIA

        6.000% 12/01/10                          1,460,000           1,628,937

     OH Marion City School District,

        Series 2000,

        Insured: FSA

        6.500% 12/01/14                            500,000             594,525

     OH Mason City School District,

        Series 2005,

        Insured: FGIC

        5.250% 12/01/19 (c)                      2,250,000           2,486,520

        5.250% 12/01/21 (c)                      3,000,000           3,328,320

     OR Linn County Community School

        District No. 9 Lebanon,

        Series 2001,

        Insured: MBIA

        5.250% 06/15/17                          1,120,000           1,199,710

     OR Washington County,

        Series 2001,

        5.250% 06/01/07                            825,000             851,623

     OR Yamhill County School District

        No. 29J Newberg,

        Series 2005,

        Insured: FGIC

        5.500% 06/15/17                          2,500,000           2,801,225

     PA Allegheny County,

        Series C-49,

        Insured: MBIA

        5.000% 04/01/08                            500,000             520,045

     PA Central Dauphin School District,

        Series 1998,

        Insured: FGIC

        5.000% 06/01/12                          1,055,000           1,090,648

     PA Central York School District,

        Series 2002,

        Insured: FGIC

        5.000% 06/01/10                            500,000             531,555

     PA Chambersburg Area School District,

        Series 2001,

        Insured: FSA

        5.000% 06/15/12                            300,000             319,041

     PA Delaware County,

        Series 1999,

        5.125% 10/01/16                            500,000             526,485

     PA Ephrata Area School District,

        Series 2001 A,

        Insured: FGIC

        5.000% 04/15/14                            750,000             797,205



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     PA Ligonier Valley School District,

        Series 1998,

        Insured: FSA

        5.000% 03/01/13                          1,350,000           1,398,208

     PA North Allegheny School District,

        Series 2002,

        Insured: FGIC

        5.500% 11/01/08                          1,000,000           1,062,560

     PA Northampton County,

        Series 1999,

        5.000% 08/15/16                          1,000,000           1,047,310

     PA Norwin School District,

        Series 2001 B,

        Insured: MBIA

        5.000% 04/01/13                            575,000             607,413

     PA Oxford Area School District,

        Series 2001 A,

        Insured: FGIC

        5.250% 02/15/11                            500,000             538,955

     PA Philadelphia School District,

        Series 2004 D,

        Insured: FGIC

        5.000% 06/01/15                            250,000             266,003

     PA Philadelphia,

        Series 2003 A,

        Insured: XCLA

        5.250% 02/15/15                            315,000             336,070

     PA Pittsburgh School District,

        Series 2002,

        Insured: FSA

        5.500% 09/01/12                            500,000             550,075

     PA Pittsburgh,

        Series 2005 A,

        Insured: MBIA

        5.000% 09/01/17                            170,000             180,011

     PA Saucon Valley School District,

        Series 1998,

        Insured: AMBAC

        5.150% 10/15/13                            905,000             942,105

        5.200% 10/15/14                            950,000             989,967

     PA Scranton School District,

        Series 1998,

        Insured: AMBAC

        4.750% 04/01/08                            235,000             243,178

        5.200% 04/01/11                            595,000             619,687

     PA Tyrone Area School District,

        Series 1998,

        Insured: MBIA

        5.000% 09/15/13                          1,845,000           1,923,154

     PA Upper St. Clair Township

        School District,

        Series 2002,

        Insured: FSA

        5.375% 07/15/13                          1,000,000           1,090,670

     PA Westmoreland County,

        Series 1997,

        Insured: FGIC

        (a) 12/01/18                             1,000,000             546,710



48 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  LOCAL GENERAL OBLIGATIONS - (CONTINUED)

     SC Charleston County School District,

        Series 2001,

        5.000% 02/01/14                            850,000             905,301

     TN Anderson County,

        Series 2001,

        Insured: FSA

        5.000% 04/01/13                          1,535,000           1,630,001

     TN Blount County Public

        Building Authority,

        Local Government Public

        Improvement,

        Series 2004 B-5-A,

        Insured: FGIC

        5.000% 06/01/16                          1,075,000           1,144,381

     TN Chattanooga,

        Series 2005 A,

        Insured: FSA

        5.000% 09/01/14                          4,150,000           4,473,036

     TN Dickson County:

        Series 2002,

        Insured: FGIC

        5.000% 03/01/14                          1,000,000           1,075,580

        Series 2003,

        Insured: FGIC

        5.000% 06/01/14                          1,000,000           1,068,400

     TN Franklin Special School District:

        Series 1999,

        Insured: FSA

        (a) 06/01/20                             2,000,000           1,010,020

        Series 2002,

        5.000% 06/01/12                          1,000,000           1,070,790

     TN Hamilton County,

        Series 1998 B,

        5.100% 08/01/24                            500,000             544,340

     TN Kingsport,

        Series 2004,

        Insured: AMBAC

        5.000% 03/01/14                          1,000,000           1,075,260

     TN Knox County,

        Series 2001,

        5.000% 04/01/09                          5,000,000           5,257,500

     TN Lawrenceburg Public

        Building Authority,

        Series 2001 B,

        Insured: FSA

        5.500% 07/01/16                          1,330,000           1,446,335

     TN Madison County,

        Series 2002,

        5.000% 04/01/13                            390,000             414,476

     TN Metropolitan Government,

        Nashville & Davidson County,

        Series 1993,

        5.250% 05/15/07                          1,000,000           1,031,140



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     TN Montgomery County,

        Series 2004,

        Insured: FGIC

        5.000% 05/01/14                          1,250,000           1,345,575

     TN Overton County,

        Series 2004,

        Insured: MBIA

        5.000% 04/01/16                          1,000,000           1,072,140

     TN Rutherford County,

        Series 2005,

        5.000% 04/01/14                          1,550,000           1,667,831

     TN Shelby County:

        Series 1996 B,

        5.200% 12/01/09                          1,030,000           1,062,260

        Series 1997 B,

        5.500% 08/01/08                          6,450,000           6,821,004

        Series 1999 A,

        4.750% 05/01/21                            400,000             405,144

        Series 1999 B,

        5.250% 04/01/11                          1,000,000           1,079,240

     TX Aldine Independent

        School District,

        Series 1997,

        Insured: PSFG

        (a) 02/15/07                             2,175,000           2,086,477

     TX Austin Independent

        School District,

        Series 2004,

        Insured: PSFG

        5.250% 08/01/15                          8,150,000           8,895,154

     TX Birdville Independent

        School District,

        Series 1997 B,

        Insured: PSFG

        5.000% 02/15/07                          1,500,000           1,533,945

     TX Comal Independent

        School District,

        Series 2001,

        Insured: PSFG

        5.500% 02/01/14                          1,000,000           1,084,320

     TX Duncanville Independent

        School District,

        Series 1993,

        Insured: PSFG

        5.200% 02/15/09                          1,485,000           1,565,309

     TX Harris County,

        Series 2001,

        5.000% 10/01/12                         10,990,000          11,667,643

     TX Houston,

        Series 2001 A,

        Insured: FSA

        5.500% 03/01/10                          7,320,000           7,876,979

     TX Katy Independent School District,

        Series 1992,

        Insured: PSFG

        (a) 08/15/11                             1,775,000           1,410,521



                            See Accompanying Notes to Financial Statements. | 49

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  LOCAL GENERAL OBLIGATIONS - (CONTINUED)

     TX Lewisville Independent

        School District,

        Series 1997,

        Insured: PSFG

        6.750% 08/15/08                          1,000,000           1,087,660

     TX McKinney Independent

        School District,

        Series 2005,

        Insured: PSFG

        5.000% 02/15/14                          4,000,000           4,272,320

     TX Midlothian Independent

        School District,

        Series 1995,

        Insured: PSFG

        5.200% 02/15/13                            215,000             216,296

     TX Plano Independent School District,

        Series 2001,

        Insured: PSFG

        5.000% 02/15/09                          4,000,000           4,191,640

     TX Richardson,

        Series 1998,

        5.250% 02/15/07                          1,880,000           1,927,470

     TX San Antonio Independent

        School District,

        Series 2001 B,

        Insured: PSFG

        (a) 08/15/11                             3,500,000           2,778,160

     TX San Antonio,

        Series 2001,

        5.000% 08/01/10                          7,855,000           8,336,040

     TX San Benito Consolidated

        Independent School District,

        Series 1996,

        Insured: PSFG

        5.000% 08/01/07                            710,000             719,237

     TX Spring Branch Independent

        School District,

        Series 2001,

        Insured: PSFG

        5.375% 02/01/18                          2,785,000           2,980,869

     TX West University Place,

        Series 1998,

        Insured: FSA

        5.100% 02/01/12                            685,000             710,297

     UT Cache County School District,

        Series 1997,

        5.500% 06/15/07                          2,145,000           2,223,486

     VA Richmond,

        Series 2002 A,

        Insured: FSA

        5.250% 07/15/12                          1,000,000           1,090,500



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     WA Clark County School District

        No. 117 Camas,

        Series 1998,

        Insured: AMBAC

        5.000% 12/01/12                          1,805,000           1,933,137

     WA Clark County School District

        No. 37 Vancouver:

        Series 2001 C,

        Insured: FGIC

        (a) 12/01/16                             1,000,000             601,920

        Series 2005,

        Insured: FGIC

        5.500% 06/01/15                         10,145,000          11,246,443

     WA Jefferson County School,

        District No. 49

        Series 1998,

        Insured: FSA

        5.000% 12/01/07                          1,140,000           1,172,707

     WA King & Snohomish Counties

        School District,

        Series 1993,

        Insured: FGIC

        5.600% 12/01/10                          6,150,000           6,690,277

     WA King County:

        Series 1997 D,

        5.550% 12/01/08                          3,000,000           3,185,940

        Series 1998 B,

        4.750% 01/01/17                          1,000,000           1,021,700

     WA Seattle,

        Series 1998 A,

        5.500% 03/01/11                          1,370,000           1,492,437

     WA Spokane County School District

        No. 354 Mead,

        Series 1998:

        Insured: FGIC

        5.000% 12/01/09                          1,975,000           2,086,982

        5.250% 12/01/11                          1,600,000           1,730,768

        5.500% 12/01/10                          7,800,000           8,480,706

     WI Milwaukee County, Series 2001 A:

        5.000% 10/01/12                          2,500,000           2,656,875

        5.000% 10/01/13                          2,500,000           2,658,875

     WI Winneconne Community

        School District,

        Series 1998:

        Insured: FSA

        4.900% 04/01/10                          1,000,000           1,031,670

        5.000% 04/01/11                          1,050,000           1,088,630

        5.000% 04/01/12                          1,100,000           1,140,469

                                                               ---------------

                           Local General Obligations Total         409,443,115



  SPECIAL NON-PROPERTY TAX - 9.3%

     AZ Phoenix Civic Improvement Corp.,

        Senior Lien, Municipal Courthouse,

        Series 1999 A,

        5.500% 07/01/12                          1,000,000           1,076,300



50 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  SPECIAL NON-PROPERTY TAX - (CONTINUED)

     CA Economic Recovery,

        Series 2004 A:

        Insured: MBIA

        5.000% 07/01/11                          1,500,000           1,613,880

        5.000% 07/01/15                          5,000,000           5,370,450

     CA Los Angeles County Metropolitan

        Transportation Authority,

        Series 2003 A:

        Insured: FSA

        5.000% 07/01/17                          6,280,000           6,661,824

        5.000% 07/01/18                          7,700,000           8,136,821

     CO Denver City & County,

        Series 1999 A,

        Insured: FSA

        5.375% 09/01/11                          5,570,000           5,930,435

     CO Department of Transportation,

        Series 2002 B:

        Insured: MBIA

        5.500% 06/15/14                          3,000,000           3,344,280

        5.500% 06/15/15                          1,000,000           1,114,720

     CT Special Tax Obligation,

        Series 2001 B,

        Insured: FSA

        5.375% 10/01/12                          1,000,000           1,089,240

     DC Washington Convention

        Center Authority,

        Series 1998,

        Insured: AMBAC

        5.250% 10/01/14                          5,620,000           5,931,460

     FL Department of Environmental

        Protection Preservation,

        Series 2000 A,

        Insured: FGIC

        5.750% 07/01/08                          2,900,000           3,079,800

     FL Jacksonville,

        Series 2003 C, AMT,

        Insured: MBIA

        5.250% 10/01/19                          1,750,000           1,840,108

     FL Tampa,

        Series 2001,

        Insured: AMBAC

        6.000% 10/01/08                          1,000,000           1,073,600

     GA Metropolitan Atlanta Rapid

        Transit Authority,

        Series 1998 A,

        Insured: MBIA

        6.250% 07/01/10                          1,000,000           1,116,030

     IL Dedicated Tax Capital Appreciation

        Civic Center,

        Series 1990 B,

        Insured: AMBAC

        (a) 12/15/17                             2,540,000           1,460,246



                                                   PAR ($)           VALUE ($)

--------------------------------------------------------------------------------



     IL Regional Transportation Authority,

        Series 1994 C,

        Insured: FGIC

        7.750% 06/01/11                          1,750,000           2,101,067

     IL State:

        Series 2002 First,

        5.250% 06/15/19                         10,000,000          10,960,400

        Series 2002 Second,

        Insured: FGIC

        5.500% 06/15/15                          1,000,000           1,111,350

     IN Hamilton County,

        Series 1998,

        Insured: FSA

        5.250% 07/10/12                          1,575,000           1,651,199

     KS Wichita,

        Series 2003-772,

        Insured: FGIC

        4.250% 09/01/16                          1,260,000           1,273,356

     KS Wyandotte County Unified

        Government,

        Series 2005 B:

        4.750% 12/01/16                          2,000,000           2,028,760

        5.000% 12/01/20                          1,825,000           1,864,675

     MA Massachusetts Bay

        Transportation Authority:

        Series 2000 A,

        5.750% 07/01/14                            250,000             272,605

        Series 2004 B,

        5.250% 07/01/21                          5,500,000           6,077,555

     MA State,

        Series 2005 A,

        Insured: FSA

        5.500% 06/01/16                         13,615,000          15,175,960

     MD Department of Transportation

        County Transportation,

        Series 2002:

        5.500% 02/01/10                         10,925,000          11,810,362

        5.500% 02/01/15                          3,750,000           4,192,462

     MI Trunk Line:

        Series 1998 A:

        5.250% 11/01/10                          1,500,000           1,616,595

        5.500% 11/01/16                          2,000,000           2,242,160

        Series 2005,

        Insured: FSA

        5.250% 11/01/17                          5,050,000           5,555,858

     NJ Economic Development Authority,

        Series 2004:

        5.500% 06/15/16                          5,500,000           5,911,950

        6.375% 06/15/15                          4,000,000           4,270,680

     NM Bernalillo County,

        Series 1998,

        5.250% 04/01/27                          3,000,000           3,315,870

     NM Dona Ana County,

        Series 1998,

        Insured: AMBAC

        5.500% 06/01/16                            750,000             838,028



                            See Accompanying Notes to Financial Statements. | 51

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  SPECIAL NON-PROPERTY TAX - (CONTINUED)

     NM Santa Fe,

        Series 1997 A,

        Insured: AMBAC

        5.000% 06/01/08                          2,000,000           2,083,840

     NM Transportation Commission,

        Series 2000 A,

        6.000% 06/15/10                          6,000,000           6,632,580

     NY Local Government Assistance Corp.,

        Series 1992 C,

        6.000% 04/01/12                            150,000             167,867

     NY Metropolitan Transportation

        Authority,

        Series 2004 A,

        Insured: FGIC

        5.250% 11/15/16                          3,000,000           3,303,810

        5.250% 11/15/17                          4,000,000           4,409,560

     NY New York City Transitional

        Finance Authority:

        Series 1998 A,

        5.500% 11/15/16                          1,500,000           1,648,395

        Series 2002 A,

        5.500% 11/01/26

        (14.000% 11/01/11) (d)                  10,000,000          10,872,600

        Series 2004 C,

        5.250% 02/01/18                          3,500,000           3,772,265

        Series 2005 A-1,

        5.000% 11/01/14                         10,000,000          10,762,900

     PA Pittsburgh & Allegheny County,

        Series 1999,

        Insured: AMBAC

        5.250% 02/01/12                            500,000             534,190

     PR Commonwealth of Puerto Rico

        Highway & Transportation Authority:

        Series 2002 E,

        Insured: FSA

        5.500% 07/01/12                          1,000,000           1,107,920

        Series 2005 BB,

        Insured: FSA

        5.250% 07/01/22                         12,000,000          13,315,440

     PR Commonwealth of Puerto Rico

        Infrastructure Financing Authority,

        Series 2005 C,

        Insured: AMBAC

        5.500% 07/01/18                          8,705,000           9,825,595

     TX Houston,

        Series 2001 B,

        Insured: AMBAC

        (a) 09/01/17                             2,000,000           1,164,540

                                                               ---------------

                            Special Non-Property Tax Total         200,711,588



                                                   PAR ($)           VALUE ($)

--------------------------------------------------------------------------------



  SPECIAL PROPERTY TAX - 0.5%

     CA Oceanside Community

        Development Commission

        Tax Allocation,

        Series 2003,

        5.200% 09/01/17                          1,000,000           1,021,990

     CA Santa Clara Redevelopment

        Agency Tax Allocation

        Bayshore North,

        Series 2002,

        Insured: AMBAC

        5.500% 06/01/13                          4,195,000           4,611,899

     MO Development Finance Board,

        Series 2000 A,

        Insured: MBIA

        6.000% 04/01/14                          2,000,000           2,195,440

     NV Las Vegas Redevelopment Agency,

        Sub Lien-Fremont Street,

        Series 2003 A,

        5.000% 06/15/13                          3,685,000           3,791,091

                                                               ---------------

                                Special Property Tax Total          11,620,420



  STATE APPROPRIATED - 6.7%

     AZ State Certificates of Participation,

        Series 2002 B,

        Insured: FSA

        5.375% 09/01/08                          2,000,000           2,110,900

     CA Public Works Board:

        Series 2003 C,

        5.500% 06/01/18                          1,500,000           1,628,145

        Series 2004 A,

        5.500% 06/01/19                          2,000,000           2,175,160

     KY Property & Buildings Commission,

        Series 2005,

        Insured: MBIA

        5.000% 08/01/19                          6,155,000           6,638,229

     MI Building Authority:

        Series 2003 II,

        Insured: MBIA

        5.000% 10/15/17                          1,000,000           1,059,120

        Series 2005 I,

        Insured: AMBAC

        5.000% 10/15/29                          7,000,000           7,414,330

     NJ Economic Development Authority:

        Series 2001 A,

        Insured: AMBAC

        5.500% 06/15/13                          1,000,000           1,106,170

        Series 2005 K,

        Insured: AMBAC

        5.500% 12/15/19                          2,500,000           2,820,625

        Series 2005 N-1,

        Insured: MBIA

        5.250% 09/01/14                          8,530,000           9,338,303



52 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  STATE APPROPRIATED - (CONTINUED)

     NJ Transportation Trust Fund

        Authority:

        Series 1995,

        Insured: MBIA

        6.500% 06/15/10                          1,000,000           1,119,850

        Series 1999 A,

        5.625% 06/15/14                          2,000,000           2,218,320

        Series 2001 C,

        Insured: FSA

        5.500% 12/15/18                          2,000,000           2,240,800

        Series 2003 A,

        Insured: AMBAC

        5.500% 12/15/15                          3,260,000           3,626,554

        Series 2004 B,

        Insured: MBIA

        5.500% 12/15/15                          4,000,000           4,449,760

        Series 2005 C,

        Insured: FGIC

        5.250% 06/15/12                         15,000,000          16,228,500

     NY Dormitory Authority:

        Series 1993 A:

        5.250% 05/15/15                          5,850,000           6,350,117

        Insured: FSA

        5.250% 05/15/15                          4,000,000           4,375,760

        Series 1995 A:

        Insured: AMBAC

        5.625% 07/01/16                          1,250,000           1,400,375

        Insured: FGIC

        5.625% 07/01/16                          5,000,000           5,620,950

        Insured: FSA

        5.625% 07/01/16                            500,000             562,095

        Series 2002 B,

        Insured: AMBAC

        5.250% 11/15/26                          1,000,000           1,077,720

        Series 2005 B,

        Insured: FGIC

        5.500% 07/01/21                          7,685,000           8,690,275

     NY Tollway Authority,

        Series 2002,

        5.500% 04/01/13                          4,510,000           4,917,343

     NY Urban Development Corp.:

        Series 1995,

        5.750% 04/01/11                            500,000             547,695

        Series 2002 A,

        5.000% 01/01/17                          4,000,000           4,207,720

     OH Building Authority,

        Series 2004 C,

        Insured: MBIA

        5.250% 10/01/15                          7,185,000           7,867,791



                                                   PAR ($)           VALUE ($)

--------------------------------------------------------------------------------



     OH Department of Administrative

        Services Certificates of Participation,

        Series 2005 A,

        Insured: MBIA

        5.250% 09/01/14                          8,780,000           9,605,144

     OR Department of Administrative

        Services Certificates of Participation,

        Series 2002 C,

        Insured: MBIA

        5.250% 11/01/10                         10,000,000          10,763,100

     PR Commonwealth of Puerto Rico

        Public Finance Corp.,

        Commonwealth Appropriation,

        Series 2004 A,

        5.750% 08/01/27                          2,500,000           2,704,175

     UT Building Ownership Authority,

        Series 1998,

        Insured: FSA

        5.500% 05/15/14                          5,000,000           5,532,200

     VA Public School Authority,

        Series 2001 A,

        5.000% 08/01/17                          3,500,000           3,684,275

     WV School Building Authority,

        Series 1997,

        Insured: AMBAC

        5.500% 07/01/11                          2,000,000           2,108,560

                                                               ---------------

                                  State Appropriated Total         144,190,061



  STATE GENERAL OBLIGATIONS - 7.8%

     CA State:

        Series 2000,

        5.000% 12/01/16                            655,000             682,543

        Series 2003,

        5.250% 11/01/18                          1,000,000           1,065,090

        Series 2004:

        5.000% 04/01/11                          2,000,000           2,122,980

        5.000% 02/01/20                            750,000             780,278

     FL Board of Education Capital Outlay,

        Series 1998 B,

        5.250% 06/01/11                          3,990,000           4,315,345

     FL Department of Transportation,

        Series 2002,

        5.250% 07/01/13                          7,290,000           7,938,956

     GA State:

        Series 1997 C,

        6.250% 08/01/09                          4,400,000           4,848,008

        Series 1999 B:

        5.750% 08/01/08                          1,000,000           1,066,480

        5.750% 08/01/10                          2,000,000           2,202,140

     HI State:

        Series 2001 CV,

        Insured: FGIC

        5.500% 08/01/09                         13,745,000          14,738,901

        Series 2000 CU,

        Insured: MBIA

        5.750% 10/01/08                          1,815,000           1,937,113



                            See Accompanying Notes to Financial Statements. | 53

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  STATE GENERAL OBLIGATIONS - (CONTINUED)

     MA Massachusetts Bay

        Transportation Authority:

        Series 1991 A,

        Insured: MBIA

        7.000% 03/01/21                          5,750,000           7,215,790

        Series 1993 A,

        Insured: MBIA

        5.500% 03/01/09                          3,000,000           3,197,790

        Series 1994 A,

        7.000% 03/01/07                          2,195,000           2,301,326

        Series 1998 A:

        Insured: MBIA

        5.500% 03/01/12                          1,290,000           1,417,671

        5.500% 03/01/14                            750,000             831,990

        Series 1998 C,

        5.500% 03/01/08                          1,000,000           1,048,900

     MA State:

        Series 1998 C,

        5.250% 08/01/17                          1,775,000           1,942,879

        Series 2003 D:

        5.500% 10/01/17                          5,000,000           5,594,350

        Insured: AMBAC

        5.500% 10/01/19                          3,900,000           4,390,503

        Series 2004 B,

        5.250% 08/01/16                         10,000,000          10,936,400

     MI State,

        Series 2001,

        5.500% 12/01/15                          1,250,000           1,400,100

     MN State,

        Series 2000,

        5.500% 11/01/13                          1,000,000           1,088,720

     MS State:

        Series 2000,

        5.000% 12/01/08                          7,000,000           7,306,880

        Series 2002 A,

        5.500% 12/01/14                          3,000,000           3,304,500

        Series 2003 A,

        5.250% 11/01/14                          1,000,000           1,082,460

     NJ State,

        Series 2001 H,

        5.250% 07/01/14                          5,000,000           5,457,500

     OH State:

        Series 2000 A,

        5.125% 02/01/09                          2,495,000           2,628,607

        Series 2001 A,

        5.000% 06/15/12                          5,000,000           5,290,600

     OR State:

        Series 1996 B, AMT,

        5.700% 08/01/16                            295,000             302,564

        Series 1997 A, AMT,

        5.050% 08/01/11                             90,000              92,491



                                                   PAR ($)           VALUE ($)

--------------------------------------------------------------------------------



     PA State:

        Series 2002:

        5.000% 02/01/09                          2,000,000           2,099,460

        5.500% 02/01/15                          3,000,000           3,353,970

        Series 2004,

        Insured: MBIA

        5.375% 07/01/16                         10,000,000          11,128,700

     PR Commonwealth of Puerto Rico

        Public Finance Corp.,

        Commonwealth Appropriation,

        Series 2004 A,

        Insured: AMBAC

        5.250% 08/01/30                          3,240,000           3,493,951

     PR Commonwealth of Puerto Rico,

        Series 2003 C,

        Insured: MBIA

        5.000% 07/01/28                          1,000,000           1,044,310

     TX State:

        Public Finance Authority,

        Series 1997,

        5.000% 10/01/15                          1,000,000           1,036,790

        Water Development,

        Series 1997 D,

        5.000% 08/01/19                         10,910,000          11,187,332

     UT State,

        Series 2002 B,

        5.375% 07/01/11                         10,000,000          10,912,700

     VI Public Finance Authority,

        Series 2004 A,

        5.000% 10/01/10                            200,000             209,932

     WA State:

        Series 1998 C,

        5.500% 07/01/09                          3,330,000           3,560,702

        Series 2000 A,

        5.625% 07/01/13                          1,000,000           1,082,430

     WI State,

        Series 2005 B,

        Insured: MBIA

        5.000% 05/01/09                         11,260,000          11,843,268

                                                               ---------------

                           State General Obligations Total         169,483,400

                                                               ---------------

                                          TAX-BACKED TOTAL         978,102,610



TRANSPORTATION - 6.1%



  AIR TRANSPORTATION - 0.6%

     OH Dayton Special Facilities,

        Air Freight Corp.,

        Series 1996 D, AMT,

        6.200% 10/01/09                            500,000             542,965

     TN Memphis Shelby County Airport

        Authority,

        FedEx Corp.:

        Series 1997,

        5.350% 09/01/12                          6,180,000           6,575,335

        Series 2001,

        5.000% 09/01/09                          5,000,000           5,192,000

        Series 2002,

        5.050% 09/01/12                          1,000,000           1,048,170

                                                               ---------------

                                  Air Transportation Total          13,358,470



54 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TRANSPORTATION - (CONTINUED)



  AIRPORTS - 1.2%

     AZ Tucson Airport Authority, Inc.,

        Series 2001, AMT,

        Insured: AMBAC

        5.500% 06/01/12                            500,000             533,185

     CO Denver City & County:

        Series 1996 A,

        Insured: MBIA

        5.500% 11/15/25                          2,000,000           2,058,600

        Series 2000 A, AMT,

        Insured: AMBAC

        6.000% 11/15/15                          3,075,000           3,363,343

     IL Chicago O' Hare International

        Airport,

        Series 1993 C,

        Insured: MBIA

        5.000% 01/01/11                          5,640,000           5,976,200

     NC Charlotte,

        Series 1999 B, AMT,

        Insured: MBIA

        6.000% 07/01/24                          3,000,000           3,232,770

     OK Airport Trust,

        Series 2000 B, AMT,

        Insured: FSA

        5.375% 07/01/11                          4,670,000           4,936,564

     TX Houston Airport Systems,

        Sub- Lien,

        Series 2002,

        Insured: FSA

        5.000% 07/01/27                          5,000,000           5,119,150

                                                               ---------------

                                            Airports Total          25,219,812



  PORTS - 0.1%

     WA Port of Seattle,

        Series 2000 A,

        Insured: MBIA

        5.500% 02/01/26                          2,625,000           2,800,402

                                                               ---------------

                                               Ports Total           2,800,402



  TOLL FACILITIES - 2.4%

     CO E-470 Public Highway Authority:

        Series 1997 B,

        Insured: MBIA

        (a) 09/01/12                            10,000,000           7,546,100

        Series 2000 B,

        Insured: MBIA

        (a) 09/01/18                             1,500,000             821,505

     CO Northwest Parkway Public

        Highway Authority,

        Series 2001 C,

        Insured: AMBAC

        (a) 06/15/21

        (5.700% 06/15/11) (e)                    4,000,000           3,312,720



                                                   PAR ($)           VALUE ($)

--------------------------------------------------------------------------------



     KS Turnpike Authority,

        Series 2002,

        Insured: FSA

        5.250% 09/01/15                          1,855,000           2,042,986

        5.250% 09/01/16                          1,230,000           1,357,194

     NJ Turnpike Authority,

        Series 2000 A:

        Insured: MBIA

        6.000% 01/01/11                          2,125,000           2,359,132

        6.000% 01/01/13                            275,000             311,523

     NY Thruway Authority,

        Second General Highway &

        Bridge Trust Fund:

        Series 2003 A,

        Insured: MBIA

        5.250% 04/01/12                          2,145,000           2,330,736

        Series 2005 B:

        Insured: AMBAC

        5.500% 04/01/20                          3,840,000           4,357,747

        Insured: FSA

        5.000% 04/01/15                          7,500,000           8,089,575

     NY Triborough Bridge &

        Tunnel Authority,

        Series 2002 B:

        5.000% 11/15/09                          2,000,000           2,115,760

        Insured: MBIA

        5.500% 11/15/18                          5,000,000           5,647,400

     OH Turnpike Commission,

        Series 1998 A:

        Insured: FGIC

        5.500% 02/15/21                          2,000,000           2,271,580

        5.500% 02/15/24                          1,000,000           1,142,590

     PA Delaware River Joint Toll Bridge

        Commission,

        Series 2003,

        5.250% 07/01/11                            500,000             537,680

     PA Turnpike Commission,

        Series 2001 S,

        5.500% 06/01/15                          1,000,000           1,093,290

     TX Turnpike Authority,

        Central Texas Turnpike System,

        Series 2002,

        5.000% 06/01/08                          7,000,000           7,284,620

                                                               ---------------

                                     Toll Facilities Total          52,622,138



  TRANSPORTATION - 1.8%

     AR State,

        Series 2000 A,

        5.500% 08/01/11                         10,000,000          10,686,800

     CA San Francisco Bay Area Rapid

        Transit District,

        Series 2005 A,

        Insured: MBIA

        5.000% 07/01/20                          2,040,000           2,153,506

     DC Metropolitan Area Transit

        Authority,

        Series 1993,

        Insured: FGIC

        6.000% 07/01/07                            250,000             261,635



                            See Accompanying Notes to Financial Statements. | 55

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TRANSPORTATION - (CONTINUED)



  TRANSPORTATION - (CONTINUED)

     IN Transportation Finance Authority,

        Series 2000,

        5.750% 12/01/14                          2,485,000           2,713,719

     MA State,

        Series 2000 A,

        5.750% 06/15/13                            350,000             382,722

     NJ Transit Corp. Certificates of

        Participation,

        Series 2002 A,

        Insured: AMBAC

        5.500% 09/15/15                          6,725,000           7,440,136

     OH Scioto County,

        Norfolk Southern Corp.,

        Series 1998,

        5.300% 08/15/13                          2,500,000           2,563,100

     OH State,

        Major New State Infrastructure,

        Series 2002,

        5.000% 06/15/10                         10,695,000          11,365,363

                                                               ---------------

                                      Transportation Total          37,566,981

                                                               ---------------

                                      TRANSPORTATION TOTAL         131,567,803



UTILITIES - 12.4%



  INDEPENDENT POWER PRODUCERS - 0.4%

     CA Sacramento Power Authority,

        Series 2005,

        Insured: AMBAC

        5.250% 07/01/14                          6,680,000           7,311,727

                                                               ---------------

                         Independent Power Producers Total           7,311,727



  INVESTOR OWNED - 1.9%

     CO Adams County,

        Public Service Co.,

        Series 2005 A,

        Insured: MBIA

        4.375% 09/01/17                         11,550,000          11,538,796

     FL Hillsborough County Industrial

        Development Authority,

        Tampa Electric Co.,

        Series 1992,

        4.000% 05/15/18                          1,000,000           1,007,510

     IN Development Finance Authority,

        Southern Indiana Gas & Electric,

        Series 1998 C, AMT,

        5.000% 03/01/30                          9,100,000           9,134,125

     NH Business Finance Authority,

        Series 2001 C,

        Insured: MBIA

        5.450% 05/01/21                          1,500,000           1,622,865

     TX Brazos River Authority,

        TXU Energy Co. LLC,

        Series 2001 C, AMT,

        5.750% 05/01/36                          5,195,000           5,489,556



                                                   PAR ($)           VALUE ($)

--------------------------------------------------------------------------------



     TX Redeemable River Authority,

        Southwestern Public Service Co.,

        Series 1991,

        Insured: AMBAC

        5.200% 07/01/11                          6,000,000           6,223,440

     TX Sabine River Authority,

        TXU Electric Co.,

        Series 2001 B, AMT,

        5.750% 05/01/30                          2,995,000           3,164,817

     WY Lincoln County,

        Pacificorp,

        Series 1991,

        3.400% 01/01/16                          3,075,000           3,001,508

                                                               ---------------

                                      Investor Owned Total          41,182,617



  JOINT POWER AUTHORITY - 0.6%

     AZ Salt River Project Agricultural

        Improvement & Power District:

        Series 1993 B,

        5.200% 01/01/08                          1,210,000           1,259,186

        Series 2002 C,

        5.000% 01/01/12                          1,000,000           1,071,040

     NC Eastern Municipal Power Agency:

        Series 1993 B,

        6.125% 01/01/09                          2,000,000           2,139,240

        Series 1993 C,

        5.500% 01/01/07                            415,000             424,433

     TX Municipal Power Agency,

        Series 1993,

        Insured: MBIA

        (a) 09/01/15 250,000 161,818

     UT Associated Municipal Power Systems,

        Series 2003 A,

        Insured: FSA

        5.000% 04/01/12                          1,250,000           1,337,975

     WA Energy Northwest Electric,

        Series 2002 A:

        Insured: MBIA

        5.750% 07/01/18                          1,000,000           1,104,540

        5.500% 07/01/16                          4,675,000           5,081,538

     WA Public Power Supply,

        Series 1990 A,

        5.800% 07/01/07                          1,150,000           1,197,449

                                                               ---------------

                               Joint Power Authority Total          13,777,219



  MUNICIPAL ELECTRIC - 3.7%

     AZ Power Reserves Authority,

        Series 2001,

        5.000% 10/01/10                            500,000             532,315

     CA Department of Water Resources,

        Series 2002 A:

        5.500% 05/01/11                         10,000,000          10,862,500

        6.000% 05/01/13                          2,000,000           2,245,560

        Insured: MBIA

        5.250% 05/01/10                          5,000,000           5,380,800

     GA Municipal Electric Authority,

        Series 1998 Y,

        Insured: AMBAC

        6.400% 01/01/13                          4,205,000           4,790,841



56 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



UTILITIES - (CONTINUED)



  MUNICIPAL ELECTRIC - (CONTINUED)

     IL Springfield Electric,

        Senior Lien,

        Series 1991,

        6.500% 03/01/07                          2,250,000           2,344,140

     MI Public Power Agency,

        Series 2002 A,

        Insured: MBIA

        5.250% 01/01/16                          1,000,000           1,091,290

     MN Northern Municipal Power Agency,

        Series 1998,

        Insured: FSA

        5.250% 01/01/12                          2,490,000           2,664,823

     OK Grand River Dam Authority,

        Series 2002 A,

        Insured: FSA

        5.000% 06/01/12                          1,000,000           1,073,200

     PR Commonwealth of Puerto Rico

        Electric Power Authority:

        Series 1997 BB,

        Insured: MBIA

        6.000% 07/01/12                          3,000,000           3,411,780

        Series 2002 KK,

        Insured: FSA

        5.250% 07/01/12                          1,000,000           1,093,250

        Series 2003 NN,

        Insured: MBIA

        5.250% 07/01/19                            500,000             552,495

     TN Metropolitan Government Nashville

        & Davidson County,

        Series 1998 B,

        5.500% 05/15/13                          2,000,000           2,213,160

     TN Tennergy Corp.,

        Series 1999,

        Insured: MBIA

        5.000% 06/01/07                          1,500,000           1,542,195

     TX Lower Colorado River Authority,

        Series 1999 A,

        Insured: AMBAC

        5.500% 05/15/21                          1,500,000           1,600,395

     TX Sam Rayburn Municipal

        Power Agency,

        Series 2002,

        5.500% 10/01/11                          8,355,000           8,824,384

     TX San Antonio Electric & Gas:

        Series 2002:

        5.000% 02/01/10                          5,000,000           5,276,750

        5.375% 02/01/14                          2,500,000           2,735,150

        Series 2005,

        5.000% 02/01/18                         10,000,000          10,536,800

     WA Seattle Municipal Light & Power,

        Series 2001,

        Insured: FSA

        5.250% 03/01/11                         10,365,000          11,140,820

                                                               ---------------

                                  Municipal Electric Total          79,912,648



                                                   PAR ($)           VALUE ($)

--------------------------------------------------------------------------------



  WATER & SEWER - 5.8%

     AZ Central Arizona Water

        Conservation District,

        Series 1993 A,

        5.500% 11/01/08                            250,000             265,712

     AZ Phoenix Civic Improvement Corp.,

        Junior Lien,

        Series 2001,

        Insured: FGIC

        5.250% 07/01/08                          1,130,000           1,186,636

     CA Citrus Heights Water District,

        Series 2000,

        Insured: FGIC

        5.250% 10/01/20                          1,800,000           1,927,494

     CA Department of Water Resources,

        Central Valley,

        Series 2002 X,

        Insured: FGIC

        5.500% 12/01/15                          1,000,000           1,124,490

     CA Pico Rivera Water Authority,

        Series 1999 A,

        Insured: MBIA

        5.500% 05/01/29                          3,000,000           3,365,040

     DC Water & Sewer Authority,

        Series 1998,

        Insured: FSA

        5.500% 10/01/11                          2,000,000           2,190,440

     DE Economic Development Authority,

        General Waterworks Corp.,

        Series 1992 B,

        6.450% 12/01/07                          1,165,000           1,232,395

     FL Tallahassee Consolidated Utility,

        Series 2001,

        Insured: FGIC

        5.500% 10/01/17                          1,900,000           2,133,453

     GA Atlanta Water & Wastewater,

        Series 1999 A,

        Insured: FGIC

        5.500% 11/01/18                         15,305,000          17,217,054

     GA Columbus Water & Sewer,

        Series 2002,

        Insured: FSA

        5.000% 05/01/10                          1,000,000           1,062,250

     IL Chicago Waterworks,

        Series 1993,

        Insured: FGIC

        5.100% 11/01/08                          1,490,000           1,563,278

        6.500% 11/01/09                          2,155,000           2,390,714

     IL Northwest Municipal Junction

        Action Water Agency &

        Supply Systems,

        Series 1997,

        Insured: MBIA

        5.125% 05/01/11                          6,985,000           7,296,182

     IN Bond Bank,

        Series 2001 A,

        5.375% 02/01/13                          1,910,000           2,082,664



                            See Accompanying Notes to Financial Statements. | 57

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



UTILITIES - (CONTINUED)



  WATER & SEWER - (CONTINUED)

     KS Wichita Water & Sewer Utility,

        Series 2005 A,

        Insured: FGIC

        5.000% 10/01/14                          1,000,000           1,079,800

     KS Wyandotte County Unified

        Government Utility System:

        Series 2004 B,

        Insured: FSA

        5.000% 09/01/32                          2,000,000           2,061,800

        Series 2004,

        Insured: AMBAC

        5.650% 09/01/16                          7,555,000           8,479,128

        5.650% 09/01/17                          8,635,000           9,758,154

     MA Water Resource Authority:

        Series 1998 B,

        Insured: FSA

        5.500% 08/01/15                          1,000,000           1,113,050

        Series 2005 A,

        Insured: MBIA

        5.250% 08/01/17                          6,885,000           7,563,035

     MI Detroit Water Supply Systems,

        Series 1995 B,

        Insured: MBIA

        5.300% 07/01/09                          1,000,000           1,064,220

     NC Charlotte Water & Sewer System,

        Series 2002 A,

        5.000% 07/01/09                          1,000,000           1,055,730

     NC Winston-Salem Water &

        Sewer Systems,

        Series 1997,

        4.600% 06/01/11                          1,200,000           1,229,052

     NY New York City Municipal Water

        Finance Authority,

        Series 2000 B,

        5.125% 06/15/31                          7,000,000           7,155,820

     OH Cleveland Waterworks,

        Series 1993 G,

        Insured: MBIA

        5.500% 01/01/13                            750,000             815,250

     PA Allegheny County,

        Series 2005 A,

        Insured: MBIA

        5.000% 12/01/17                            265,000             282,273

     PA Lancaster Area Sewer Authority,

        Series 2004,

        Insured: MBIA

        5.000% 04/01/16                            500,000             531,740

     PA Philadelphia Water & Wastewater,

        Series 1993,

        Insured: MBIA

        5.625% 06/15/09                          1,000,000           1,074,970



                                                   PAR ($)           VALUE ($)

--------------------------------------------------------------------------------



     TN Metropolitan Government

        Nashville & Davidson County

        Water & Sewer,

        Series 1993,

        Insured: FGIC

        6.500% 01/01/10                          2,750,000           3,059,210

     TX Colorado River Municipal Water,

        Series 2003,

        Insured: AMBAC

        5.000% 01/01/12                          4,030,000           4,293,441

     TX Coppell Waterworks &

        Sewer Systems,

        Series 2001,

        Insured: FSA

        5.000% 09/01/09                          1,455,000           1,497,457

     TX Dallas Waterworks &

        Sewer Systems,

        Series 2001,

        5.000% 10/01/16                          7,300,000           7,669,745

     TX Houston Utility System,

        Series 2004 A,

        Insured: FGIC

        5.250% 05/15/24                          5,000,000           5,310,700

     TX Houston Water & Sewer System,

        Junior Lien:

        Series 1991 C,

        Insured: AMBAC

        (a) 12/01/11                             4,000,000           3,130,280

        Series 2001 A,

        Insured: FSA

        5.500% 12/01/17                          4,720,000           5,138,617

     WA Kitsap County Sewer,

        Series 1996,

        Insured: MBIA

        5.600% 07/01/08                          1,000,000           1,015,520

     WA Seattle Water System,

        Series 1997,

        5.375% 08/01/09                            250,000             263,427

     WI Milwaukee Metropolitan

        Sewer District,

        Series 1997 A,

        5.125% 10/01/16                          5,790,000           5,971,169

                                                               ---------------

                                       Water & Sewer Total         125,651,390

                                                               ---------------

                                           UTILITIES TOTAL         267,835,601



                                     Total Municipal Bonds

                                  (cost of $2,081,922,839)       2,138,348,903



                                                    SHARES

--------------------------------------------------------------------------------



INVESTMENT COMPANY - 0.0%



        Dreyfus Tax-Exempt Cash

        Management Fund                             11,352              11,352

                                                               ---------------

                                  Total Investment Company

                                         (cost of $11,352)              11,352



58 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



SHORT-TERM OBLIGATIONS - 0.6%



VARIABLE RATE DEMAND NOTES (f) - 0.6%

     FL Collier County Health Facilities Authority,

        Lutheran Hospital,

        Series 2003 C-1,

        2.720% 01/01/35                          1,000,000           1,000,000

     IL Health Facilities Authority,

        OSF Healthcare Systems,

        Series 2002,

        LOC: Fifth Third Bank

        2.730% 11/15/27                          1,700,000           1,700,000

     IN Health Facility

        Financing Authority:

        Fayette Memorial Hospital

        Association, Inc.,

        Series 2002 A,

        2.780% 10/01/32                            500,000             500,000

        Great Lakes Christian Homes,

        Golden Years Homestead, Inc.,

        Series 2002 A,

        LOC: Wells Fargo Bank N.A.

        2.700% 06/01/25                            500,000             500,000

     MN Cohasset,

        Minnesota Power & Light Co.,

        Series 1997 B,

        LOC: LaSalle Bank N.A.

        2.730% 06/01/13                            500,000             500,000

     MN Higher Education Facilities Authority,

        St. Olaf College:

        Series 2002 5-M2,

        2.730% 10/01/20                            800,000             800,000

        Series 2002,

        LOC: Harris Trust & Savings Bank

        2.730% 10/01/32                            500,000             500,000

     MS Jackson County,

        Chevron Corp.,

        Series 1993,

        2.720% 06/01/23                          3,000,000           3,000,000

     NY New York City,

        Series 1993 E-2,

        LOC: JPMorgan Chase Bank

        2.750% 08/01/20                          3,000,000           3,000,000

     WI Health & Educational

        Facilities Authority,

        ProHealth Care, Inc.,

        Series 2001 B,

        Insured: AMBAC

        2.730% 08/15/30                            500,000             500,000

     WY Uinta County,

        Chevron Corp.,

        Series 1993,

        2.720% 08/15/20                          2,200,000           2,200,000

                                                               ---------------

                          VARIABLE RATE DEMAND NOTES TOTAL          14,200,000



                              Total Short-Term Obligations

                                     (cost of $14,200,000)          14,200,000



                                                                     VALUE ($)

--------------------------------------------------------------------------------



                                 TOTAL INVESTMENTS - 99.3%

                             (COST OF $2,096,134,191) (g)        2,152,560,255



                    OTHER ASSETS & LIABILITIES, NET - 0.7%          14,351,895



                                       NET ASSETS - 100.0%       2,166,912,150



NOTES TO INVESTMENT PORTFOLIO:



(a)   Zero coupon bond.



(b)   The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.



(c)   Security purchased on a delayed delivery basis.



(d)   Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.



(e)   Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.



(f)   Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2005.



(g)   Cost for federal income tax purposes is $2,095,172,746.



ACRONYM             NAME

-------             ----

ABAG                Association of Bay Area Governments

AMBAC               Ambac Assurance Corp.

AMT                 Alternative Minimum Tax

CON                 College Construction Loan Insurance Association

FGIC                Financial Guaranty Insurance Co.

FHA                 Federal Housing Administration

FNMA                Federal National Mortgage Association

FSA                 Financial Security Assurance Inc.

GNMA                Government National Mortgage Association

LOC                 Letter of Credit/Line of Credit

MBIA                MBIA Insurance Corp.

PSFG                Guaranteed by Permanent School Fund

RAD                 Radian Asset Assurance, Inc.

XLCA                XL Capital Assurance, Inc.



At October 31, 2005, the Fund held investments in the following states/territories:



                               % OF TOTAL

STATE/TERRITORY (UNAUDITED)    INVESTMENTS

---------------------------    -----------

Texas                             11.7%

California                         8.5

New York                           7.3

Illinois                           6.1

Other*                            66.4

                                -------

                                 100.0%

                                =======



*     Includes all states/territories that are less than 5% of total investments.



At October 31, 2005, the Fund held investments in the following:



HOLDING BY                        % OF

REVENUE SOURCE (UNAUDITED)     NET ASSETS

--------------------------     -----------

Tax-Backed                        45.2%

Other                             17.6

Utilities                         12.4

Health Care                        7.6

Transportation                     6.1

Education                          4.0

Housing                            3.4

Resource Recovery                  1.3

Industrials                        0.9

Other Revenue                      0.2

Investment Company                  --*

Short-Term Obligations             0.6

Other Assets & Liabilities, Net    0.7

                                -------

                                 100.0%

                                =======



*     Rounds to less than 0.1%.



                            See Accompanying Notes to Financial Statements. | 59

INVESTMENT PORTFOLIO ___________________________________________________________

OCTOBER 31, 2005         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - 96.6%



EDUCATION - 18.6%



  EDUCATION - 16.8%

     MA College Building Authority

        Project Revenue,

        Series 2004 A:

        Insured: MBIA

        5.000% 05/01/14                            750,000             806,228

        5.000% 05/01/16                            530,000             563,554

     MA Development Finance Agency:

        Clark University,

        Series 1998,

        5.250% 07/01/16                          1,445,000           1,499,303

        Hampshire College,

        Series 2004,

        5.150% 10/01/14                            200,000             208,112

        Mount Holyoke College,

        Series 2001,

        5.500% 07/01/13                          1,355,000           1,478,224

        Pharmacy & Allied Health Sciences,

        Series 2003 C,

        6.375% 07/01/23                          1,000,000           1,104,870

     MA Health & Educational Facilities

        Authority:

        Amherst College,

        Series 1998 G,

        5.375% 11/01/20                            640,000             670,547

        Boston College,

        Series 2003 N,

        5.250% 06/01/15                          1,000,000           1,071,110

        Brandeis University:

        Series 1998 I:

        Insured: MBIA

        5.250% 10/01/12                          1,900,000           2,011,815

        5.250% 10/01/14                          1,500,000           1,588,275

        Series 1999 J,

        Insured: MBIA

        5.000% 10/01/26                          2,000,000           2,055,180

        Harvard University:

        Series 1995 P:

        5.375% 11/01/32                          1,000,000           1,020,000

        5.625% 11/01/26                          1,000,000           1,020,000

        Series 2000 Z,

        5.500% 01/15/11                          1,000,000           1,093,270

        Series 2001 AA,

        5.500% 01/15/09                          1,980,000           2,112,917

        Series 2001 DD,

        5.000% 07/15/35                          4,500,000           4,618,665

        Massachusetts Institute of Technology:

        Series 2002 K:

        5.250% 07/01/12                          1,000,000           1,092,640

        5.375% 07/01/17                          2,275,000           2,555,189

        5.500% 07/01/22                          1,000,000           1,148,130

        Series 2003 L,

        5.000% 07/01/11                            735,000             789,236



                                                   PAR ($)           VALUE ($)

--------------------------------------------------------------------------------



        Series 2004 M:

        5.250% 07/01/16                            500,000             554,270

        5.250% 07/01/19                            610,000             679,418

        Northeastern University,

        Series 1998 G,

        Insured: MBIA

        5.500% 10/01/12                          1,110,000           1,227,704

        Simmons College:

        Series 1998 C,

        Insured: MBIA

        5.000% 10/01/14                          1,000,000           1,051,970

        Series 2003 F:

        Insured: FGIC

        5.000% 10/01/15                          1,015,000           1,083,969

        5.000% 10/01/17                            510,000             540,070

        Tufts University:

        Series 2001 I,

        5.500% 02/15/36                          2,000,000           2,145,540

        Series 2002 J,

        5.500% 08/15/16                          1,500,000           1,675,965

        University of Massachusetts,

        Series C,

        Insured: MBIA

        5.250% 10/01/13                          1,475,000           1,597,646

        Wellesley College,

        Series 2003,

        5.000% 07/01/15                            610,000             650,315

        Williams College:

        Series 1996 F,

        5.500% 07/01/26                          1,750,000           1,789,462

        Series 2003 H,

        5.000% 07/01/16                          1,740,000           1,844,383

     MA Industrial Finance Agency:

        Tufts University,

        Series 1998 H,

        Insured: MBIA

        5.500% 02/15/13                          1,830,000           2,021,180

        Wentworth Institute of Technology,

        5.650% 10/01/18                          1,200,000           1,254,936

        Worcester Polytechnic Institute:

        Series 1997,

        Insured: MBIA

        5.125% 09/01/17                          1,550,000           1,624,493

        Series 1997 2,

        Insured: MBIA

        5.250% 09/01/14                          1,300,000           1,369,329

     MA University of Massachusetts

        Building Authority Revenue:

        Series 2000 2,

        Insured: AMBAC

        5.500% 11/01/09                          1,455,000           1,566,511

        Series 2004 1,

        Insured: AMBAC

        5.250% 11/01/12                            500,000             545,160



60 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005  COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



EDUCATION - (CONTINUED)



  EDUCATION - (CONTINUED)

     PR Commonwealth of Puerto Rico

        Industrial, Tourist, Educational,

        Medical & Environmental

        Control Facilities,

        Universidad Interamericana

        de Puerto Rico, Inc.,

        Series 1998 A,

        Insured: MBIA

        5.250% 10/01/12 (a)                      2,000,000           2,151,900

                                                               ---------------

                                           Education Total          53,881,486



  PREP SCHOOL - 1.8%

     MA Development Finance Agency:

        Belmont Hill School,

        Series 1998,

        5.000% 09/01/31                          1,000,000           1,018,090

        Deerfield Academy,

        Series 2003 A:

        5.000% 10/01/12                            345,000             372,031

        5.000% 10/01/16                            420,000             445,880

     MA Industrial Finance Agency:

        Concord Academy,

        Series 1997,

        5.500% 09/01/27                          1,000,000           1,032,180

        Belmont Hill School,

        Series 1998,

        5.625% 09/01/20                          1,250,000           1,297,275

        Milton Academy,

        Series 2003 A,

        5.000% 09/01/19                            500,000             527,265

        Trustees Deerfield Academy,

        5.000% 10/01/23                          1,210,000           1,251,806

                                                               ---------------

                                         Prep School Total           5,944,527

                                                               ---------------

                                           EDUCATION TOTAL          59,826,013



HEALTH CARE - 8.4%



  HEALTH SERVICES - 0.4%

     MA State Health & Educational Facilities

        Authority,

        Partners Healthcare Systems, Inc.,

        Series 2003 E,

        5.000% 07/01/15                          1,140,000           1,198,425

                                                               ---------------

                                     Health Services Total           1,198,425



  HOSPITALS - 8.0%

     MA Boston Special Obligation,

        Boston City Hospital,

        Series 2002 A,

        Insured: MBIA

        5.000% 08/01/14                          5,000,000           5,304,150



                                                   PAR ($)           VALUE ($)

--------------------------------------------------------------------------------



     MA Health & Educational

        Facilities Authority:

        Baystate Medical Center,

        Series 2002 F,

        5.750% 07/01/13                            890,000             961,912

        Boston Medical Center,

        Series A,

        Insured: MBIA

        5.250% 07/01/15                          2,500,000           2,621,375

        Partners HealthCare System, Inc.:

        Series 1997 A:

        Insured: MBIA

        5.250% 07/01/15                          2,500,000           2,590,200

        5.375% 07/01/17                          3,900,000           4,046,601

        Series 1999 B,

        5.250% 07/01/10                          4,670,000           4,964,910

        Series 2001 C,

        5.750% 07/01/21                            750,000             817,125

        Series 2005 F

        5.000% 07/01/17                          2,000,000           2,111,280

        South Shore Hospital,

        Series 1993 E,

        Insured: MBIA

        5.500% 07/01/13                            325,000             325,634

        University of Massachusetts,

        Series 1998 A,

        Insured: AMBAC

        5.250% 07/01/14                          2,000,000           2,111,380

                                                               ---------------

                                           Hospitals Total          25,854,567

                                                               ---------------

                                         HEALTH CARE TOTAL          27,052,992



HOUSING - 0.6%



  MULTI-FAMILY - 0.5%

     MA Housing Finance Authority

        Multi-Family Housing,

        Series 1995 A,

        Insured: MBIA

        6.100% 07/01/15                          1,460,000           1,489,200

                                                               ---------------

                                        Multi-Family Total           1,489,200

  SINGLE-FAMILY - 0.1%

     MA Housing Finance Authority

        Single Family,

        Series 1994 77,

        Insured: MBIA

        5.850% 12/01/08                            295,000             298,670

                                                               ---------------

                                       Single-Family Total             298,670

                                                               ---------------

                                             HOUSING TOTAL           1,787,870



OTHER - 17.1%



  OTHER - 0.3%

     MA Development Finance Agency,

        Combined Jewish Philanthropies,

        Series 2002 A,

        5.250% 02/01/22                          1,000,000           1,071,430

                                                               ---------------

                                               Other Total           1,071,430



                            See Accompanying Notes to Financial Statements. | 61

________________________________________________________________________________

OCTOBER 31, 2005         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  POOL/BOND BANK - 3.9%

     MA Water Pollution Abatement Revenue

        Pooled Loan Program:

        Series 1995 A,

        5.400% 08/01/11                             25,000              25,549

        Series 1999 5,

        5.750% 08/01/16                             95,000             103,489

        Series 2001 7:

        5.250% 02/01/10                          2,000,000           2,140,020

        5.250% 02/01/13                            750,000             808,830

        Series 2002 8,

        5.000% 08/01/11                          1,000,000           1,070,740

        Series 2004 10,

        5.000% 08/01/12                          1,750,000           1,881,985

        Series 2005 11,

        5.250% 08/01/19 (b)                      4,465,000           4,930,923

     MA Water Resources Authority Program

        Series 2002 A,

        5.000% 08/01/09                          1,350,000           1,426,005

                                                               ---------------

                                      Pool/Bond Bank Total          12,387,541



  REFUNDED/ESCROWED (c) - 12.7%

     MA College Building Authority

        Project Revenue,

        Series 1999 A,

        Escrowed to Maturity,

        Insured: MBIA

        (d) 05/01/28                             4,000,000           1,363,800

     MA Consolidated Loan

        Series 1999 B:

        Pre-refunded 05/01/09,

        5.250% 05/01/12                          1,000,000           1,068,080

        5.250% 05/01/14                          1,000,000           1,068,080

        Series 2000 A,

        Pre-refunded 02/01/10,

        5.800% 02/01/17                          3,520,000           3,872,141

        Series 2001 C,

        Pre-refunded 12/01/11,

        5.375% 12/01/18                          3,000,000           3,259,980

     MA Development Finance Agency

        Higher Education,

        Smith College,

        Pre-refunded 07/01/10,

        5.750% 07/01/23                          2,000,000           2,210,020

        Western New England College,

        Series 2002,

        Pre-refunded 12/01/12,

        5.875% 12/01/22                            600,000             668,958

     MA Health & Educational

        Facilities Authority:

        Amherst College,

        Series 1998 G,

        Pre-refunded 11/01/08,

        5.375% 11/01/20                          1,360,000           1,424,913

        University of Massachusetts,

        Series 2000 A,

        Pre-refunded 10/01/10,

        Insured: FGIC

        5.875% 10/01/29                          1,000,000           1,113,140



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     MA Industrial Finance Agency

        Phillips Academy,

        Pre-refunded 09/01/08,

        5.375% 09/01/23                          2,000,000           2,152,440

     MA Massachusetts Bay

        Transportation Authority

        General Transportation Systems:

        Series 1998 B,

        Pre-refunded 03/01/09,

        5.125% 03/01/11                          1,000,000           1,061,740

        Series 2000 A,

        Pre-refunded 07/01/10,

        5.750% 07/01/14                            915,000           1,003,297

        Special Assessment,

        Series 2000 A,

        Pre-refunded 07/01/10,

        5.750% 07/01/18                            915,000           1,003,297

     MA Port Authority,

        Escrowed to Maturity,

        5.625% 07/01/12                            425,000             454,950

     MA Route 3 North Transportation

        Improvement Municipal Securities

        Association Lease Revenue:

        Pre-refunded 06/15/10,

        Insured: MBIA

        5.750% 06/15/18                          1,000,000           1,095,840

        5.375% 06/15/33                          2,500,000           2,699,900

     MA Sandwich,

        Series 2000,

        Pre-refunded 08/15/10,

        5.750% 08/15/11                          1,050,000           1,162,161

     MA Special Obligation & Revenue

        Consolidated Loan,

        Series 2002 A,

        Pre-refunded 06/01/12,

        Insured: FGIC

        5.375% 06/01/19                          1,125,000           1,223,685

     MA Springfield,

        Municipal Purpose Loan,

        Series 1999,

        Pre-refunded 10/01/09,

        Insured: FSA

        6.000% 10/01/16                          1,000,000           1,103,320

     MA State,

        Series 1992 B,

        Escrowed to Maturity,

        6.500% 08/01/08                          5,315,000           5,724,946

     MA Turnpike Authority,

        Series 1993 A,

        Escrowed to Maturity,

        5.000% 01/01/13                            250,000             265,673

     MA University of Massachusetts

        Building Authority Revenue,

        Series 2003 1,

        Pre-refunded 11/01/13,

        Insured: AMBAC

        5.250% 11/01/15                          2,000,000           2,189,780



62 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  REFUNDED/ESCROWED (c) - (CONTINUED)

     MA Water Pollution Abatement Revenue,

        Pooled Loan Program:

        Series 2001 7,

        Pre-refunded 08/01/11,

        5.250% 02/01/13                            250,000             269,180

        Series 1995 A,

        Escrowed to Maturity,

        5.400% 08/01/11                            225,000             245,450

     MA Water Pollution Abatement Revenue,

        Pooled Loan Program,

        Series 1999 5,

        Pre-refunded 08/01/09,

        5.750% 08/01/16                          1,905,000           2,075,231

     MA Water Pollution Abatement Revenue,

        Series 1993 A,

        Escrowed to Maturity,

        5.450% 02/01/13                            935,000           1,032,530

                                                               ---------------

                                   Refunded/Escrowed Total          40,812,532



  TOBACCO - 0.2%

     PR Commonwealth of Puerto Rico

        Children's Trust Fund

        Tobacco Settlement Revenue,

        5.000% 05/15/09                            500,000             517,840

                                                               ---------------

                                             Tobacco Total             517,840

                                                               ---------------

                                               OTHER TOTAL          54,789,343



TAX-BACKED - 38.2%



  LOCAL GENERAL OBLIGATIONS - 17.0%

     MA Bellingham,

        Series 2001,

        Insured: AMBAC

        5.250% 03/01/13                          1,605,000           1,739,708

     MA Boston Metropolitan District:

        Series 2002 A,

        5.250% 12/01/14                          2,010,000           2,179,825

        Series 2002 B,

        Insured: FGIC

        5.000% 02/01/12                          6,000,000           6,450,420

        Series 2004 A,

        5.000% 01/01/14                          1,000,000           1,079,880

     MA Brockton,

        Series 1998,

        Insured: MBIA

        5.125% 04/01/15                          1,500,000           1,573,680

     MA Brookline,

        Series 2000,

        5.750% 04/01/14                          1,905,000           2,090,604



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     MA Cambridge,

        Municipal Purpose Loan,

        Series 2001,

        4.750% 12/15/08                          1,060,000           1,109,120

     MA Dracut,

        Series 2004,

        Insured: AMBAC

        5.000% 05/15/17                          1,015,000           1,084,761

     MA Dudley Charlton Regional

        School District,

        Insured: FGIC

        5.125% 06/15/14                          2,305,000           2,512,081

     MA Everett,

        Series 2000,

        Insured: MBIA

        6.000% 12/15/11                          2,015,000           2,277,675

     MA Falmouth,

        Series 2002,

        5.000% 02/01/11                          1,450,000           1,551,616

     MA Franklin,

        Series 2004,

        Insured: MBIA

        5.000% 11/15/12                          1,130,000           1,215,790

     MA Greater Lawrence Vocational

        Technical High School District,

        Series 2002:

        Insured: FSA

        5.000% 03/15/11                          1,045,000           1,117,847

        5.000% 03/15/12                          1,140,000           1,226,617

     MA Groton-Dunstable Regional

        School District,

        Series 2001,

        Insured: FSA

        5.000% 10/15/21                          1,260,000           1,322,332

     MA Holden,

        Municipal Purpose Loan,

        Series 2000,

        Insured: FGIC

        5.750% 03/01/18                          2,385,000           2,611,360

     MA Hopedale,

        Series 2004,

        Insured: AMBAC

        5.000% 11/15/17                          1,000,000           1,074,290

     MA Lowell,

        Series 2002:

        Insured: AMBAC

        5.000% 08/01/10                          1,000,000           1,064,390

        5.000% 02/01/13                          1,215,000           1,302,237

     MA Medford,

        Series 2001,

        Insured: MBIA

        5.000% 02/15/10                          1,775,000           1,884,819

     MA Nantucket,

        Series 1997,

        Insured: MBIA

        5.250% 07/15/10                          2,250,000           2,344,005



                            See Accompanying Notes to Financial Statements. | 63

________________________________________________________________________________

OCTOBER 31, 2005         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  LOCAL GENERAL OBLIGATIONS - (CONTINUED)

     MA Norwell,

        Series 2005,

        Insured: AMBAC

        5.000% 02/15/16                            540,000             583,254

     MA Pioneer Valley Regional School District,

        Series 2002,

        Insured: AMBAC

        5.000% 06/15/12                          1,000,000           1,077,700

     MA Pittsfield,

        Series 2002,

        Insured: MBIA

        5.000% 04/15/11                          1,000,000           1,068,410

     MA Plymouth,

        Series 2000,

        Insured: MBIA

        5.000% 10/15/18                          1,725,000           1,829,846

     MA Sandwich,

        Refunding,

        Series 2005,

        Insured: MBIA

        5.000% 07/15/18                          1,575,000           1,692,842

     MA Springfield,

        Municipal Purpose Loan,

        Series 2003

        Insured: MBIA

        5.250% 01/15/15                          1,500,000           1,630,965

     MA Westborough,

        Series 2003,

        5.000% 11/15/16                          1,000,000           1,062,500

     MA Westfield,

        Series 2003,

        Insured: MBIA

        5.000% 09/01/18                            500,000             529,175

     MA Worcester,

        Series 1995 G,

        Insured: MBIA

        5.300% 07/01/15                          1,000,000           1,024,000

        Series 2004 A,

        Insured: MBIA

        5.250% 08/15/13                          2,810,000           3,078,945

     PR Commonwealth Municipal

        Finance Agency,

        Series 1999 A,

        Insured: FSA

        5.500% 08/01/09                          1,000,000           1,075,960

     PR Commonwealth of Puerto Rico

        Municipal Finance Agency,

        Series 1997 A,

        Insured: FSA

        5.500% 07/01/17                          1,000,000           1,049,460

                                                               ---------------

                           Local General Obligations Total          54,516,114



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



  SPECIAL NON-PROPERTY TAX - 9.6%



     MA Boston Special Obligation,

        Convention Center,

        Series 2002 A,

        Insured: AMBAC

        5.000% 05/01/19                          1,500,000           1,569,075

     MA Massachusetts Bay

        Transportation Authority

        Sales Tax Revenue:

        Series 2002 A,

        5.000% 07/01/11                          1,000,000           1,068,500

        Series 2003 A,

        5.250% 07/01/11                          5,000,000           5,405,950

        5.250% 07/01/17                          1,000,000           1,097,940

        Series 2004 B,

        5.250% 07/01/19                          2,500,000           2,751,525

        Series 2004 C,

        5.250% 07/01/16                          1,500,000           1,645,035

        5.250% 07/01/18                          1,000,000           1,100,200

        Series 2000 A,

        5.750% 07/01/14                             85,000              92,686

        Series 2003 A,

        5.250% 07/01/19                            625,000             687,881

        Special Tax Obligation,

        Series 2000 A,

        5.750% 07/01/18                             85,000              92,325

     MA Special Obligation & Revenue

        Consolidated Loan:

        Series 1996 A,

        5.500% 06/01/13                          1,000,000           1,103,300

        Series 2002 A,

        Insured: FGIC

        5.000% 06/01/10                          1,500,000           1,594,665

        Crossover Refunding

        Consolidated Loan:

        Series 2005 A,

        5.500% 06/01/21                          5,000,000           5,663,900

        Series 2004 A,

        Insured: FGIC

        5.250% 01/01/19                            750,000             823,395

     PR Commonwealth of Puerto Rico

        Highway & Transportation,

        Series 1998,

        Insured: MBIA

        5.250% 07/01/13                          2,675,000           2,830,097

        Series 2003 AA,

        Insured: FGIC

        5.000% 07/01/10                          1,000,000           1,067,570

     PR Commonwealth of Puerto Rico

        Public Buildings Authority Revenue,

        Series 2004 J,

        Insured: AMBAC

        5.000% 07/01/36                          2,000,000           2,135,220

                                                               ---------------

                            Special Non-Property Tax Total          30,729,264



64 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  STATE APPROPRIATED - 2.7%

     MA Development Finance Agency,

        Visual Performing Arts Project,

        Series 2000:

        5.750% 8/01/13                           1,030,000           1,142,878

        6.000% 08/01/17                            540,000             606,944

        6.000% 08/01/21                          1,200,000           1,363,488

     MA Route 3 North Transportation

        Improvement Associates

        Lease Revenue,

        Series 2000:

        Insured: MBIA

        5.750% 06/15/13                          1,000,000           1,089,780

        5.750% 06/15/14                          2,000,000           2,179,560

        5.750% 06/15/15                          2,000,000           2,177,060

                                                               ---------------

                                  State Appropriated Total           8,559,710



  STATE GENERAL OBLIGATIONS - 8.9%

     MA State,

        Series 1996 A,

        5.000% 11/01/13                          5,000,000           5,140,450

        Series 1997 A,

        Insured: AMBAC

        5.750% 08/01/09                          2,000,000           2,161,340

        Series 2003 D:

        5.500% 10/01/17                          5,000,000           5,594,350

        Insured: AMBAC

        5.500% 10/01/19                          5,000,000           5,628,850

        Series 2004 B,

        5.250% 08/01/20                          3,000,000           3,298,350

        Refunding,

        Series 2004 C,

        Insured: MBIA

        5.500% 12/01/19                          3,795,000           4,285,086

     PR Commonwealth of Puerto Rico

        Aqueduct & Sewer Authority,

        Insured: MBIA

        6.000% 07/01/09                            500,000             545,875

        Public Finance Corp.,

        Series 2004 A:

        Insured: AMBAC

        5.000% 07/01/30                          1,400,000           1,460,326

        5.250% 08/01/30                            500,000             539,190

                                                               ---------------

                           State General Obligations Total          28,653,817

                                                               ---------------

                                          TAX-BACKED TOTAL         122,458,905



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



TRANSPORTATION - 6.2%



  AIRPORTS - 1.5%

     MA Port Authority:

        Series 2003 A,

        Insured: MBIA

        5.000% 07/01/16                          3,000,000           3,179,970

        Series 2005 C,

        Insured: AMBAC

        5.000% 07/01/15                          1,500,000           1,606,770

                                                               ---------------

                                            Airports Total           4,786,740



  TOLL FACILITIES - 1.4%

     MA Turnpike Authority

        Metropolitan Highway Systems Revenue:

        Series 1997 A,

        Insured: MBIA

        5.000% 01/01/37                          2,000,000           2,022,620

        Series 1999 A,

        Insured: AMBAC

        5.000% 01/01/39                          1,500,000           1,511,115

        5.125% 01/01/09                          1,000,000           1,052,250

                                                               ---------------

                                     Toll Facilities Total           4,585,985



  TRANSPORTATION - 3.3%

     MA Federal Highway Capital

        Appreciation,

        Series 1998 A,

        (d) 06/15/15                             4,000,000           2,607,960

     MA Federal Highway Grant

        Anticipation Notes,

        Series 1998 A:

        5.250% 06/15/08                          2,700,000           2,832,084

        5.250% 12/15/11                          1,000,000           1,057,890

        5.500% 06/15/14                          1,000,000           1,066,740

        Series 2000 A,

        5.750% 06/15/09                          1,000,000           1,078,140

     MA Woods Hole Martha's Vineyard

         & Nantucket Steamship Authority,

        Series 2004 B,

        5.000% 03/01/18                          1,900,000           2,016,261

                                                               ---------------

                                      Transportation Total          10,659,075

                                                               ---------------

                                      TRANSPORTATION TOTAL          20,031,800



UTILITIES - 7.5%



  JOINT POWER AUTHORITY - 0.8%

     MA Municipal Wholesale

        Electric Co. Power Supply System,

        Nuclear Project 3,

        Series 2001 A,

        Insured: MBIA

        5.000% 07/01/11                          2,500,000           2,662,025

                                                               ---------------

                               Joint Power Authority Total           2,662,025



                            See Accompanying Notes to Financial Statements. | 65

________________________________________________________________________________

OCTOBER 31, 2005         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



UTILITIES - (CONTINUED)



  MUNICIPAL ELECTRIC - 0.4%

     PR Commonwealth of Puerto Rico

        Electric Power Authority,

        Series 1997 BB,

        Insured: MBIA

        6.000% 07/01/12                          1,000,000           1,137,260

                                                               ---------------

                                  Municipal Electric Total           1,137,260



  WATER & SEWER - 6.3%

     MA Boston Water & Sewer Commission,

        Series 1998 A,

        Insured: FGIC

        5.125% 11/01/15                          1,320,000           1,393,260

     MA Water Resource Authority:

        Series 1993 C:

        6.000% 12/01/11                          2,000,000           2,229,640

        Series 1998 B,

        Insured: FSA

        5.500% 08/01/15                          1,165,000           1,296,702

        Series 2000 D,

        Insured: MBIA

        5.500% 08/01/10                          1,000,000           1,085,630

        Series 2002 J:

        Insured: FSA

        5.250% 08/01/14                          2,870,000           3,140,699

        5.250% 08/01/15                          3,000,000           3,286,920

        5.250% 08/01/18                          1,000,000           1,100,690

        Series 2005 A,

        Insured: MBIA

        5.250% 08/01/17                          6,000,000           6,590,880

                                                               ---------------

                                       Water & Sewer Total          20,124,421

                                                               ---------------

                                           UTILITIES TOTAL          23,923,706



                                     Total Municipal Bonds

                                    (cost of $302,110,162)         309,870,629



                                                SHARES

--------------------------------------------------------------------------------



INVESTMENT COMPANY - 0.0%

      Dreyfus Tax-Exempt Cash

        Management Fund                             11,938              11,938

                                                               ---------------

                                  Total Investment Company

                                         (cost of $11,938)              11,938



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



SHORT-TERM OBLIGATIONS - 3.9%



VARIABLE RATE DEMAND NOTES (e) - 3.9%



     FL Orange County School Board

        Certificates of Participation,

        Series 2002 B,

        Insured: MBIA

        2.720% 08/01/27                          1,900,000           1,900,000

     FL Pinellas County Health

        Facility Authority

        Series 1985,

        2.740% 12/01/15                            300,000             300,000

     IA Finance Authority,

        Drake University,

        Series 2003,

        2.730% 07/01/24                            100,000             100,000

     IA Higher Education Loan Authority,

        St. Ambrose University,

        Series 2003,

        2.730% 04/01/33                            700,000             700,000

     KY Shelby County Lease Revenue,

        Series 2004 A,

        2.740% 09/01/34

        LOC: U.S. Bank N.A.                      1,100,000           1,100,000

     MA Health & Educational

        Facilities Authority Revenue,

        Capital Assets Program,

        Series 1985 D,

        Insured: MBIA

        2.650% 01/01/35                          1,560,000           1,560,000

     MA Water Resources Authority,

        Series 2002 D,

        2.720% 08/01/17                          1,000,000           1,000,000

     MS Jackson County Chevron Corp.,

        Series 1992,

        2.720% 12/01/16                          3,100,000           3,100,000

     WY Forsyth Pollution Control Revenue,

        Series 1988,

        2.820% 01/01/18                            800,000             800,000

     WY Uinta County Chevron Corp.:

        Series 1993,

        2.720% 08/15/20                          1,600,000           1,600,000

        Series 1997,

        2.720% 04/01/10                            400,000             400,000

                                                               ---------------

                          VARIABLE RATE DEMAND NOTES TOTAL          12,560,000



                              Total Short-Term Obligations

                                     (cost of $12,560,000)          12,560,000



                                TOTAL INVESTMENTS - 100.5%

                                (COST OF $314,682,100) (f)         322,442,567



                  OTHER ASSETS & LIABILITIES, NET - (0.5)%          (1,534,039)



                                       NET ASSETS - 100.0%         320,908,528



66 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



------------------------------------------------------------------------------



NOTES TO INVESTMENT PORTFOLIO:



(a)   The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2005.



(b)   Security purchased on a delayed delivery basis.



(c)   The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.



(d)   Zero coupon bond.



(e)   Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2005.



(f)   Cost for federal income tax purposes is $314,614,345.



ACRONYM            NAME

-------            ----

AMBAC              Ambac Assurance Corp.

FGIC               Financial Guaranty Insurance Co.

FSA                Financial Security Assurance Inc.

LOC                Letter of Credit

MBIA               MBIA Insurance Corp.



At October 31, 2005, the Fund held investments in the following states/territories:



                               % OF TOTAL

STATE/TERRITORY (UNAUDITED)    INVESTMENTS

---------------------------    -----------

Massachusetts                      92.4%

Other*                              7.6

                                 -------

                                  100.0%

                                 =======



*     Includes all states/territories that are less than 5% of total investments.



At October 31, 2005, the Fund held investments in the following:



HOLDING BY                        % OF

REVENUE SOURCE (UNAUDITED)     NET ASSETS

--------------------------     -----------

Tax-Backed                         38.2%

Education                          18.6

Other                              17.1

Health Care                         8.4

Utilities                           7.5

Transportation                      6.2

Housing                             0.6

Investment Company                   --*

Short-Term Obligations              3.9

Other Assets & Liabilities, Net    (0.5)

                                 -------

                                  100.0%

                                 =======



*     Rounds to less than 0.1%.



                            See Accompanying Notes to Financial Statements. | 67

INVESTMENT PORTFOLIO ___________________________________________________________

OCTOBER 31, 2005            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - 97.3%



EDUCATION - 5.0%



  EDUCATION - 5.0%

     NJ Educational Facilities Authority:

        Drew University,

        Series 2003 C,

        Insured: FGIC

        5.250% 07/01/20                          1,000,000           1,104,790

        Rutgers State University,

        Series 1997 U,

        5.000% 05/01/14                            500,000             522,795

        Seton Hall University Project,

        Series 2001 A,

        Insured: AMBAC

        5.250% 07/01/16                            200,000             214,438

        Stevens Institute of Technology:

        Series 1998 I,

        5.000% 07/01/09                            200,000             207,934

        Series 2002 C,

        5.000% 07/01/10                          1,120,000           1,174,970

        William Patterson University,

        Series 2000 A,

        Insured: FGIC

        5.375% 07/01/21                            500,000             531,710

                                                               ---------------

                                           Education Total           3,756,637

                                                               ---------------

                                           EDUCATION TOTAL           3,756,637



HEALTH CARE - 5.0%



  CONTINUING CARE RETIREMENT - 0.6%

     NJ Economic Development Authority

        Winchester Gardens,

        Series 2004 A,

        5.750% 11/01/24                            400,000             417,112

                                                               ---------------

                          Continuing Care Retirement Total             417,112



  HOSPITALS - 4.4%

     NJ Economic Development Authority:

        Hillcrest Health Service Systems Project,

        Insured: AMBAC

        5.000% 01/01/07                            300,000             306,330

        Lease Revenue,

        International Center for Public

        Health Project,

        Insured: AMBAC

        5.500% 06/01/09                            315,000             337,129

     NJ Health Care Facilities Authority,

        Capital Health Systems, Inc.,

        Series 2003 A,

        5.750% 07/01/23                            500,000             531,120

     NJ Health Care Facilities Financing

        Authority Revenue,

        Children's Specialized Hospital A,

        5.000% 07/01/18 (a)                        575,000             580,226



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     NJ Health Care Facilities,

        Hackensack University

        Medical Center:

        5.700% 01/01/11                            500,000             539,330

        5.875% 01/01/15                            500,000             533,905

        Series 1998 A,

        Insured: MBIA

        5.000% 01/01/18                            500,000             510,975

                                                               ---------------

                                           Hospitals Total           3,339,015

                                                               ---------------

                                         HEALTH CARE TOTAL           3,756,127



HOUSING - 1.2%



  MULTI-FAMILY - 1.2%

     NJ Housing & Mortgage Finance Agency

        Multi Family Housing:

        Series 2000 B,

        Insured: FSA

        6.050% 11/01/17                            250,000             262,555

        Series 2000 E-2,

        Insured: FSA

        5.750% 11/01/25                            135,000             140,552

     NJ Middlesex County

        Improvement Authority,

        Street Student Housing Project,

        Series 2004 A,

        5.000% 08/15/18                            500,000             512,835

                                                               ---------------

                                        Multi-Family Total             915,942

                                                               ---------------

                                             HOUSING TOTAL             915,942



OTHER - 19.4%



  POOL/BOND BANK - 5.8% NJ Environmental Infrastructure Trust:

        Series 2000 A:

        5.000% 09/01/14                            350,000             373,475

        5.250% 09/01/20                          1,000,000           1,066,730

        Wastewater Treatment:

        5.000% 09/01/17                            400,000             414,588

        Series 1998 D,

        5.000% 05/01/11                            500,000             528,125

        Series 1998 G,

        Insured: FGIC

        5.000% 04/01/12                            500,000             527,615

     NJ Monmouth County Improvement

        Authority Revenue,

        Government Loan:

        Insured: AMBAC

        5.000% 12/01/12                            500,000             530,950

        Insured: FSA

        5.450% 07/15/13                            850,000             880,226

                                                               ---------------

                                      Pool/Bond Bank Total           4,321,709



68 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  REFUNDED/ESCROWED (b) - 12.3%

     NJ Atlantic County Improvement Authority

        Luxury Tax Revenue,

        Convention Center,

        Escrowed to Maturity,

        Insured: MBIA

        7.375% 07/01/10                            255,000             280,327

     NJ Bayonne Municipal Utilities Authority

        Water Systems Revenue,

        Escrowed to Maturity,

        Insured: MBIA

        5.000% 01/01/12                            500,000             520,975

     NJ Building Authority

        State Building Revenue,

        Pre-refunded 06/15/07,

        5.000% 06/15/10                            325,000             340,788

     NJ Cherry Hill Township,

        Series 1999 A,

        Pre-refunded 07/15/09,

        Insured: FGIC

        5.250% 07/15/19                            500,000             532,460

     NJ Delaware River and Bay Authority,

        Series 2000 A,

        Pre-refunded 01/01/10,

        Insured: AMBAC

        5.400% 01/01/14                            250,000             270,925

     NJ Economic Development Authority,

        School Facilities Construction,

        Series 2001 A,

        Pre-refunded 06/15/11,

        Insured: AMBAC

        5.250% 06/15/18                            200,000             216,378

     NJ Educational Facilities Authority:

        Princeton University,

        Series 1999 B,

        Pre-refunded 07/01/09,

        5.125% 07/01/19                          1,000,000           1,060,720

        Rowan University,

        Series 2000 B,

        Insured: FGIC

        5.250% 07/01/19                            250,000             268,785

     NJ Essex County Improvement Authority

        Lease Revenue,

        County Correction Facility Project,

        Pre-refunded 10/01/10,

        Insured: FGIC

        5.250% 10/01/11                            500,000             538,960

     NJ Highway Authority

        Garden State Parkway:

        Escrowed to Maturity,

        6.000% 01/01/19                          1,000,000           1,175,500

        Pre-refunded 01/01/10,

        Insured: FGIC

        5.600% 01/01/17                            300,000             327,420



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     NJ Pleasantville School District,

        Series 1998,

        Pre-refunded 02/15/08,

        Insured: MBIA

        5.000% 02/15/11                            500,000             517,560

     NJ Randolph Township School District,

        Series 1998,

        Pre-refunded 08/01/08,

        Insured: FGIC

        5.000% 08/01/15                            500,000             520,005

     NJ State,

        Certificates of Participation,

        Series 1998 A,

        Escrowed to Maturity,

        Insured: AMBAC

        5.000% 06/15/14                            500,000             538,405

     NJ Transportation Trust Fund Authority

        Transportation Systems,

        Series 1998 A,

        Escrowed to Maturity,

        5.000% 06/15/06                             20,000              20,245

     NJ Trenton,

        Series 2000,

        Pre-refunded 03/01/09,

        Insured: FGIC

        5.700% 03/01/19                            250,000             270,503

     NJ Turnpike Authority,

        Series 2000 A,

        Pre-refunded 01/01/10,

        Insured: MBIA

        5.750% 01/01/19                            295,000             321,346

     NJ Vernon Township School District

        Board of Education,

        Series 1999,

        Pre-refunded 12/01/09,

        Insured: FGIC

        5.375% 12/01/19                            300,000             322,605

     NJ West Deptford Township,

        Series 2000,

        Pre-refunded 09/01/10,

        Insured: FGIC

        5.500% 09/01/20                            400,000             435,212

     NJ West Orange Board of Education,

        Certificates of Participation,

        Series 1999,

        Pre-refunded 10/01/09,

        Insured: MBIA

        5.625% 10/01/29                            250,000             272,710

     NJ West Windsor Plainsboro Regional

        School District,

        Series 1995,

        Pre-refunded 12/01/05,

        Insured: FGIC

        5.500% 12/01/14                            500,000             511,075

                                                               ---------------

                                   Refunded/Escrowed Total           9,262,904



                            See Accompanying Notes to Financial Statements. | 69

________________________________________________________________________________

OCTOBER 31, 2005            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  TOBACCO - 1.3%

     NJ Tobacco Settlement

        Financing Corp.,

        Series 2002,

        5.375% 06/01/18                          1,000,000           1,014,610

                                                               ---------------

                                             Tobacco Total           1,014,610

                                                               ---------------

                                               OTHER TOTAL          14,599,223



OTHER REVENUE - 1.1%



  HOTELS - 1.1%

     NJ Middlesex County Import

        Authority Revenue,

        Heldrich Center Hotel,

        Series 2005 A,

        5.000% 01/01/20                            815,000             820,306

                                                               ---------------

                                              Hotels Total             820,306

                                                               ---------------

                                       OTHER REVENUE TOTAL             820,306



TAX-BACKED - 50.4%



  LOCAL APPROPRIATED - 1.5%

     NJ East Orange Board of Education,

        Certificates of Participation,

        Series 1998, Capital Appreciation,

        Insured: FSA

        (c) 02/01/18                             1,000,000             580,390

     NJ Essex County Improvement

        Authority,

        County Jail & Youth

        House Projects,

        Series 1996,

        Insured: AMBAC

        5.000% 12/01/08                            250,000             259,708

     NJ Middlesex County

        Certificates of Participation,

        Series 2001,

        Insured: MBIA

        5.500% 08/01/17                            250,000             271,080

                                                               ---------------

                                  Local Appropriated Total           1,111,178



  LOCAL GENERAL OBLIGATIONS - 23.3%

     NJ Bergen County Improvement

     Authority,

        Series 2005,

        5.000% 11/15/23                          1,000,000           1,081,960

     NJ Cherry Hill Township,

        Series 1999 B,

        5.250% 07/15/11                            500,000             541,055

     NJ Flemington Raritan Regional

        School District,

        Series 2000,

        Insured: FGIC

        5.700% 02/01/15                            400,000             458,716



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     NJ Freehold Regional High

        School District,

        Series 2001,

        Insured: FGIC

        5.000% 03/01/20                          1,205,000           1,312,028

     NJ Greenwich Township

        Board of Education,

        Series 1998:

        Insured: FSA

        5.000% 01/15/13                            500,000             517,020

        5.000% 01/15/14                            800,000             827,232

     NJ Hackensack,

        Series 1998,

        4.900% 03/15/09                            500,000             523,230

     NJ Hopewell Valley Regional

        School District,

        Series 2001,

        Insured: FGIC

        5.000% 08/15/14                            500,000             530,900

     NJ Kearny,

        Series 1997,

        Insured: FGIC

        5.250% 02/15/08                            600,000             627,318

     NJ Manalapan Englishtown Regional

        Board of Education,

        Series 2004,

        Insured: FGIC

        5.750% 12/01/20                          1,325,000           1,539,769

     NJ Mercer County Improvement

        Authority Revenue,

        Youth Center,

        Series 1998 B,

        Insured: FGIC

        5.000% 02/15/14                            250,000             261,095

     NJ Middlesex County,

        Certificates of Participation,

        Series 2001,

        Insured: MBIA

        5.000% 08/01/12                            500,000             530,040

        Series 1998,

        5.000% 10/01/09                            500,000             530,035

     NJ North Brunswick Township

        Board of Education,

        Series 1997:

        Insured: FGIC

        5.000% 02/01/10                            750,000             773,145

        5.000% 05/15/12                          1,000,000           1,035,260

     NJ Ocean County Utilities Authority

        Wastewater Revenue,

        Series 2001,

        5.250% 01/01/18                          1,000,000           1,069,910

     NJ Parsippany-Troy Hills Township,

        Series 1997,

        Insured: MBIA

        5.000% 12/01/15                            500,000             524,975

     NJ Passaic County,

        Series 2003,

        Insured: FSA

        5.200% 09/01/16                          1,500,000           1,659,135



70 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  LOCAL GENERAL OBLIGATIONS - (CONTINUED)

     NJ Summit,

        Series 2001,

        5.250% 06/01/16                          1,205,000           1,331,694

     NJ Union County,

        General Improvement,

        Series 1999,

        5.125% 02/01/16                            250,000             265,373

        Guaranteed Lease Educational

        Services Commission,

        Series 1997,

        5.050% 03/01/08                            125,000             129,100

     NJ Washington Township Board of

        Education Mercer County,

        Series 2005,

        Insured: FSA

        5.250% 01/01/26                          1,330,000           1,474,358

                                                               ---------------

                           Local General Obligations Total          17,543,348



  SPECIAL NON-PROPERTY TAX - 4.1%

     IL Dedicated Tax Capital Appreciation,

        Civic Center,

        Series 1990 B,

        Insured: AMBAC

        (c) 12/15/17                             3,000,000           1,724,700

     NJ Economic Development Authority,

        Capital Appreciation Motor Vehicle,

        Series A,

        Insured: MBIA

        (c) 07/01/21                             1,255,000             609,842

        Cigarette Tax,

        Series 2004,

        5.500% 06/15/24                            750,000             778,575

                                                               ---------------

                            Special Non-Property Tax Total           3,113,117



  STATE APPROPRIATED - 15.3%

     NJ Building Authority

        State Building Revenue,

        Series 1997,

        Un-refunded,

        5.000% 06/15/10                            275,000             286,096

     NJ Economic Development Authority

        School Facilities Construction:

        Series 2001 A,

        Insured: AMBAC

        5.500% 06/15/12                            500,000             550,650

        Series 2005,

        Insured: FSA

        5.000% 03/01/19                          2,305,000           2,436,915

        State Office Building Projects,

        Series 2000,

        Insured: AMBAC

        5.250% 06/15/08                            250,000             262,295



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     NJ Educational Facilities Authority

        Dormitory Safety Trust Fund,

        Series 2001 A,

        5.000% 03/01/15                          2,855,000           3,014,623

     NJ Sports & Exposition Authority,

        Series 2000 C,

        5.000% 03/01/11                            500,000             530,180

        Series 2003 A,

        5.000% 09/01/12                            250,000             266,808

     NJ Transportation Trust Fund Authority:

        Series 2003 A,

        Insured: AMBAC

        5.500% 12/15/15                          1,000,000           1,112,440

        Series 2005 B,

        Insured: AMBAC

        5.250% 12/15/23                          1,000,000           1,102,700

        Transportation Systems,

        Series 1998 A,

        Un-refunded,

        5.000% 06/15/06                            380,000             384,313

        Series 1999 A,

        5.625% 06/15/12                            400,000             439,492

        Insured: MBAC

        5.750% 06/15/15                          1,000,000           1,121,770

                                                               ---------------

                                  State Appropriated Total          11,508,282



  STATE GENERAL OBLIGATIONS - 6.2%

     NJ State:

        Series 2001 H,

        Insured: MBIA

        5.250% 07/01/16                          2,000,000           2,193,380

        Series 2005 L,

        Insured: AMBAC

        5.250% 07/15/18                          1,000,000           1,101,470

     PR Commonwealth of Puerto Rico:

        Series 1998,

        Insured: MBI

        6.000% 07/01/16                            250,000             290,927

        Series 2004 A,

        5.000% 07/01/30 (d)                      1,000,000           1,043,090

                                                               ---------------

                           State General Obligations Total           4,628,867

                                                               ---------------

                                          TAX-BACKED TOTAL          37,904,792



TRANSPORTATION - 9.0%



  TOLL FACILITIES - 3.4%

     NJ Burlington County

        Bridge Commission Lease Revenue,

        County Guaranteed Governmental

        Leasing Program,

        Series 2002,

        5.250% 08/15/18                          1,130,000           1,205,981

     NJ Turnpike Authority Revenue,

        Series 2004 B,

        Insured: AMBAC

        (e) 01/01/35                               500,000             319,890

        (5.150% 01/01/15)

     PA Delaware River Joint Toll Bridge

        Commission Revenue,

        Series 2003,

        5.250% 07/01/11                          1,000,000           1,075,360

                                                               ---------------

                                     Toll Facilities Total           2,601,231



                            See Accompanying Notes to Financial Statements. | 71

________________________________________________________________________________

OCTOBER 31, 2005            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TRANSPORTATION - (CONTINUED)



  TRANSPORTATION - 5.6%

     NJ & PA Delaware River Port

        Authority Revenue,

        Series 1998 B,

        Insured: AMBAC

        5.250% 01/01/09                          2,500,000           2,640,700

     NJ Transit Corp.

        Certificates of Participation,

        Series 2002 A,

        Insured: AMBAC

        5.500% 09/15/15                          1,395,000           1,543,344

                                                               ---------------

                                      Transportation Total           4,184,044

                                                               ---------------

                                      TRANSPORTATION TOTAL           6,785,275



UTILITIES - 6.2%



  MUNICIPAL ELECTRIC - 1.5%

     PR Commonwealth of Puerto Rico

        Electric Power Authority:

        Series 1998 DD,

        Insured: FSA

        5.250% 07/01/15                            250,000             265,640

        Series 2003 NN,

        Insured: MBIA

        5.250% 07/01/19                            750,000             828,743

                                                               ---------------

                                  Municipal Electric Total           1,094,383



  WATER & SEWER - 4.7%

     NJ Cape May County Municipal

        Utilities Sewer Authority,

        Series 2002 A,

        Insured: FSA

        5.750% 01/01/16                          1,000,000           1,135,990

     NJ Middlesex County Utilities

        Authority

        Sewer Revenue,

        Series 1997 A,

        Insured: FGIC

        5.000% 12/01/12                            400,000             417,248

     NJ North Jersey District Water Supply,

        Wanaque North Project,

        Series 1997,

        Insured: MBIA

        5.000% 11/15/10                            500,000             521,250

     NJ Rahway Valley Sewerage Authority,

        Series 2005 A,

        Insured: MBIA

        (c) 09/01/25                             1,000,000             380,410



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     NJ Southeast Morris County

        Municipal Utilities Authority,

        Water Revenue,

        Series 2001,

        Insured: MBIA

        5.000% 01/01/10                          1,055,000           1,116,232

                                                               ---------------

                                       Water & Sewer Total           3,571,130

                                                               ---------------

                                           UTILITIES TOTAL           4,665,513



                                     Total Municipal Bonds

                                     (cost of $70,973,256)          73,203,815



                                                    SHARES

------------------------------------------------------------------------------



INVESTMENT COMPANY - 0.0%



        Dreyfus Tax-Exempt Cash

        Management Fund                                706                 706

                                                               ---------------



                                  Total Investment Company

                                            (cost of $706)                 706



                                                   PAR ($)

------------------------------------------------------------------------------



SHORT-TERM OBLIGATIONS - 2.3%



VARIABLE RATE DEMAND NOTES (f) - 2.3%

     MS Jackson County,

        Chevron Corp.,

        Series 1992,

        2.720% 12/01/16                            400,000             400,000

     NJ Economic Development Authority,

        Stolthaven Project,

        Series 1998 A,

        2.520% 04/01/22

        LOC: U.S. Bank of Trust N.A.               100,000             100,000

     NY Jay Street Development Corp.,

        Series 2003 A-4,

        LOC: Depfa Bank PLC

        2.680% 05/01/22                            700,000             700,000

     NY New York City,

        Series 1993 A-7,

        LOC: Morgan Guaranty Trust

        2.680% 08/01/21                            500,000             500,000

                                                               ---------------

                          VARIABLE RATE DEMAND NOTES TOTAL           1,700,000



                              Total Short-Term Obligations

                                      (cost of $1,700,000)           1,700,000



                                 TOTAL INVESTMENTS - 99.6%

                                 (COST OF $72,673,962) (g)          74,904,521



                    OTHER ASSETS & LIABILITIES, NET - 0.4%             306,531



                                       NET ASSETS - 100.0%          75,211,052



72 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



------------------------------------------------------------------------------



NOTES TO INVESTMENT PORTFOLIO:



(a)   Security purchased on a delayed delivery basis.



(b)   The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.



(c)   Zero coupon bond.



(d)   The interest shown on floating rate or variable rate securities reflects the rate at October 31, 2005.



(e)   Step bond. This security is currently not paying a coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.



(f)   Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2005.



(g)   Cost for federal income tax purposes is $72,635,756.



ACRONYM             NAME

-------             ----

AMBAC               Ambac Assurance Corp.

FGIC                Financial Guaranty Insurance Co.

FSA                 Financial Security Assurance Inc.

LOC                 Letter of Credit

MBIA                MBIA Insurance Corp.



At October 31, 2005, the Fund held investments in the following states/territories:



                                                    % OF TOTAL

STATE/TERRITORY (UNAUDITED)                         INVESTMENTS

---------------------------                         -----------

New Jersey                                             90.9%

Other*                                                  9.1

                                                    -----------

                                                      100.0%

                                                    ===========


*     Includes all states/territories that are less than 5% of total investments.



At October 31, 2005, the Fund held investments in the following:



HOLDING BY                                             % OF

REVENUE SOURCE (UNAUDITED)                          NET ASSETS

--------------------------                          -----------

Tax-Backed                                             50.4%

Other                                                  19.4

Transportation                                          9.0

Utilities                                               6.2

Education                                               5.0

Health Care                                             5.0

Housing                                                 1.2

Other Revenue                                           1.1

Investment Company                                       --*

Short-Term Obligations                                  2.3

Other Assets & Liabilities, Net                         0.4

                                                    -----------

                                                      100.0%

                                                    ===========


*     Rounds to less than 0.1%.



                            See Accompanying Notes to Financial Statements. | 73

INVESTMENT PORTFOLIO ___________________________________________________________

OCTOBER 31, 2005              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - 95.8%



EDUCATION - 9.3%



  EDUCATION - 8.5%

     NY Dormitory Authority

        Brooklyn Law School,

        Series 2003 A,

        Insured: RAD

        5.250% 07/01/10                            500,000             534,240

        Columbia University,

        Series 2002 B,

        5.375% 07/01/15                          1,000,000           1,094,400

        Fordham University,

        Insured: FGIC

        5.000% 07/01/07                            890,000             916,789

        Mount Sinai School of Medicine,

        Series 1995 B,

        Insured: MBIA

        5.700% 07/01/11                          1,175,000           1,260,364

        New York University,

        Series 1998 A,

        Insured: MBIA

        5.750% 07/01/20                          2,000,000           2,320,040

        6.000% 07/01/17                          2,475,000           2,904,932

        Series 2001 1,

        Insured: AMBAC

        5.500% 07/01/15                          1,205,000           1,348,660

        Series 2001 2,

        Insured: AMBAC

        5.500% 07/01/21                            900,000             974,430

                                                               ---------------

                                           Education Total          11,353,855

                                                               ---------------



  PREP SCHOOL - 0.8%

     NY City Industrial Development

        Agency Civic Facility,

        Trinity Episcopal School

        Corp. Project,

        Insured: MBIA

        5.250% 06/15/17                          1,000,000           1,049,580

                                                               ---------------

                                         Prep School Total           1,049,580

                                                               ---------------

                                           EDUCATION TOTAL          12,403,435



HEALTH CARE - 6.5%



  HOSPITALS - 5.4%

     NY City Health & Hospital Corp.

        Series 2003 A,

        Insured: AMBAC

        5.000% 02/15/11                          2,000,000           2,126,020

     NY Dormitory Authority

        Long Island Jewish Medical Center,

        5.000% 05/01/11                            820,000             857,777

        Memorial Sloan-Kettering

        Cancer Center,

        Series 2003 1,

        Insured: MBIA

        (a) 07/01/25                             3,750,000           1,483,875



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



        New York Methodist Hospital,

        5.250% 07/01/24                          1,000,000           1,043,060

        White Plains Hospital,

        Insured: FHA

        4.625% 02/15/18                            635,000             650,634

     NY Monroe County Industrial

        Development Agency

        Series 2005,

        5.000% 08/01/22                            700,000             714,028

     NY Saratoga County Industrial

        Development Agency

        Civic Facilities Revenue,

        Saratoga Hospital Project,

        Series 2004 A,

        5.000% 12/01/13                            250,000             259,448

                                                               ---------------

                                           Hospitals Total           7,134,842

                                                               ---------------



  NURSING HOMES - 1.1%

     NY Dormitory Authority

        AIDS Long Term Health Care Facility,

        Insured: SONYMA

        5.000% 11/01/12                            500,000             526,585

        Gurwin Nursing Home,

        Series 2005 A,

        Insured: FHA

        4.400% 02/15/20                          1,000,000             999,310

                                                               ---------------

                                       Nursing Homes Total           1,525,895

                                                               ---------------

                                         HEALTH CARE TOTAL           8,660,737



HOUSING - 0.5%



  MULTI-FAMILY - 0.1%

     NY Housing Finance

        Agency Revenue

        Multi-Family Mortgage

        Housing,

        Series 1992 A,

        Insured: FHA

        6.950% 08/15/12                            140,000             141,234

                                                               ---------------

                                        Multi-Family Total             141,234

                                                               ---------------

  SINGLE-FAMILY - 0.4%

     NY Mortgage Agency Revenue

        Homeowner Mortgage,

        Series 2000 96,

        5.200% 10/01/14                            490,000             496,017

                                                               ---------------

                                       Single-Family Total             496,017

                                                               ---------------

                                             HOUSING TOTAL             637,251



OTHER - 27.7%



  OTHER - 0.9%

     NY City Industrial Development Agency

        Civic Facility Revenue,

        United Jewish Appeal,

        Series 2004 A,

        5.000% 07/01/27                            625,000             646,731



74 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  OTHER - (CONTINUED)

     NY Westchester County Industrial Development Agency

        Civic Facilities Revenue,

        Guiding Eyes for the Blind,

        Series 2004,

        5.375% 08/01/24                            500,000             510,400

                                                               ---------------

                                               Other Total           1,157,131

                                                               ---------------



  POOL/BOND BANK - 0.1%

     NY Environmental Facilities Corp.

        Pollution Control Revenue,

        New York City Municipal Water,

        Un-refunded,

        Series 1994 2,

        5.750% 06/15/12                            185,000             206,752

                                                               ---------------

                                      Pool/Bond Bank Total             206,752

                                                               ---------------



  REFUNDED/ESCROWED (B) - 25.9%

     NY City Transitional Finance Authority

        Series 2000 C,

        Pre-refunded 05/01/10,

        5.500% 11/01/29                          3,000,000           3,288,330

     NY New York City

        Series 1997 I,

        Pre-refunded 04/15/07,

        6.000% 04/15/09                          1,000,000           1,050,870

     NY Dormitory Authority

        City University Systems,

        Consolidated 4th Generation,

        Series 2001 A,

        Pre-refunded 07/01/11,

        Insured: FGIC

        5.500% 07/01/16                          2,280,000           2,502,596

        State University Dormitory Facilities,

        Series 2000 A,

        Pre-refunded 07/01/10,

        6.000% 07/01/30                          1,000,000           1,116,600

        Pre-refunded 07/01/12,

        5.375% 07/01/19                          1,130,000           1,238,763

     NY Environmental Facilities Corp.

        Pollution Control Revenue,

        State Water,

        New York City Municipal Water,

        Series 1994 A,

        Escrowed to Maturity,

        5.750% 06/15/12                            600,000             671,406

        5.750% 06/15/12                          1,215,000           1,359,597

     NY Long Island Power Authority

        Electric Systems Revenue,

        Series 1998 A,

        Escrowed to Maturity,

        Insured: FSA

        5.500% 12/01/13                          2,000,000           2,228,780



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     NY Metropolitan Transportation

        Authority

        Dedicated Tax Fund,

        Series 1996 A,

        Pre-refunded 10/01/10,

        Insured: MBIA

        5.500% 04/01/16                          1,000,000           1,092,420

        Series 1998 A,

        Pre-refunded 10/01/15,

        Insured: FGIC

        5.000% 04/01/23                          2,000,000           2,169,160

        Transportation Facilities,

        Series1999 A,

        Pre-refunded 07/01/09,

        6.000% 07/01/19                          2,000,000           2,182,060

     NY Monroe Woodbury Central

        School District

        Refunded, Economically Defeased,

        Insured: MBIA

        5.625% 05/15/18                          1,000,000           1,033,940

     NY Municipal Assistance Corp.

        Refunded, Series 1997 L,

        Economically Defeased,

        6.000% 07/01/08                          1,500,000           1,605,270

     NY Onondaga County

        Refunded, Economically Defeased,

        5.875% 02/15/10                            285,000             312,733

     NY Thruway Authority

        Highway & Bridge Trust Fund,

        Series 2000 B-1,

        Escrowed to Maturity,

        Insured: FGIC

        5.500% 04/01/10                          1,535,000           1,666,120

        Pre-refunded 04/01/10,

        Insured: FGIC

        5.750% 04/01/16                          2,000,000           2,208,420

        Second General Highway & Bridge,

        Series 2003 A,

        Pre-refunded 04/01/13

        Insured: MBIA

        5.250% 04/01/17                          1,750,000           1,911,420

     NY Triborough Bridge &

        Tunnel Authority

        General Purpose,

        Series 1991 X,

        Escrowed to Maturity,

        6.625% 01/01/12                            300,000             345,897

        Series 1999 B,

        Pre-refunded 01/01/22,

        5.500% 01/01/30                          2,000,000           2,277,520

        Series 1992 X,

        Escrowed to Maturity,

        6.000% 01/01/12                            750,000             828,480

        Series 1992 Y,

        Escrowed to Maturity,

        5.500% 01/01/17                          2,000,000           2,239,520



                            See Accompanying Notes to Financial Statements. | 75

________________________________________________________________________________

OCTOBER 31, 2005              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  REFUNDED/ESCROWED (b) - (CONTINUED)

     PA Elizabeth Forward School District

        Capital Appreciation,

        Series 1994 B,

        Escrowed to Maturity,

        Insured: MBIA

        (a) 09/01/20                             2,210,000           1,111,100

                                                               ---------------

                                   Refunded/Escrowed Total          34,441,002

                                                               ---------------



  TOBACCO - 0.8%

     PR Commonwealth of Puerto Rico

        Childrens Trust Fund,

        Tobacco Settlement,

        5.000% 05/15/08                          1,000,000           1,028,520

                                                               ---------------

                                             Tobacco Total           1,028,520

                                                               ---------------

                                               OTHER TOTAL          36,833,405



OTHER REVENUE - 1.6%



  RECREATION - 1.6%

     NY City Trust for Cultural Resources

        American Museum of National

        History, Class A,

        Insured: MBIA

        5.600% 04/01/18                          2,000,000           2,083,700

                                                               ---------------

                                          Recreation Total           2,083,700

                                                               ---------------

                                       OTHER REVENUE TOTAL           2,083,700



RESOURCE RECOVERY - 1.1%



  DISPOSAL - 1.1%

     NY Hempstead Town Industrial

        Development Authority

        Resource Recovery,

        America Ref-Fuel Co. Project,

        5.000% 12/01/10                          1,500,000           1,538,820

                                                               ---------------

                                            Disposal Total           1,538,820

                                                               ---------------

                                   RESOURCE RECOVERY TOTAL           1,538,820



TAX-BACKED - 35.2%



  LOCAL APPROPRIATED - 1.2%

     NY Dormitory Authority

        Court Facilities,

        Series 2003 A,

        5.250% 05/15/11                          1,500,000           1,606,920

                                                               ---------------

                                  Local Appropriated Total           1,606,920



  LOCAL GENERAL OBLIGATIONS - 11.1%

     NY City Capital Appreciation

        Series 1998 F,

        Insured: MBIA

        (a) 08/01/08                             2,060,000           1,877,237



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     NY New York City

        Series 1998 G,

        Insured: MBIA

        (a) 08/01/08                             2,500,000           2,278,200

        Series 2001 F,

        5.000% 08/01/09                          1,000,000           1,049,970

        Series 2003 J,

        5.500% 06/01/16                          1,250,000           1,346,987

        Series 2004 B,

        5.250% 08/01/15                          2,000,000           2,144,440

     NY Monroe County Public Improvement

        Un-refunded,

        Insured: MBIA

        6.000% 03/01/16                          1,210,000           1,404,205

        6.100% 03/01/09                             15,000              15,149

     NY Onondaga County

        Un-refunded,

        5.875% 02/15/10                            215,000             235,545

     NY Orange County

        5.000% 07/15/18                          1,500,000           1,617,135

     NY Orleans County

        6.500% 09/15/08                            100,000             108,590

     NY Red Hook Central School District

        Insured: FSA

        5.125% 06/15/17                            890,000             949,844

     NY Rensselaer County

        Series 1998 A,

        Insured: AMBAC

        5.250% 06/01/11                            545,000             589,385

     NY Three Village Central School District

        Refunding,

        Insured: FGIC

        5.000% 06/01/18                          1,000,000           1,080,590

                                                               ---------------

                           Local General Obligations Total          14,697,277



  SPECIAL NON-PROPERTY TAX - 6.9%

     NY Dormitory Authority

        State Personal Income Tax Revenue,

        Refunding Education,

        Series 2005 B,

        Insured: AMBAC

        5.500% 03/15/26                          1,000,000           1,148,400

     NY Environmental Facilities Corp.

        Personal Income Tax Revenue,

        Series 2004 A,

        Insured: FGIC

        5.000% 12/15/24                          2,000,000           2,081,640

     NY Local Government Assistance Corp.

        Series 1993 E,

        6.000% 04/01/14                          3,540,000           4,030,750

        Subordinated Lien,

        Series 2003 A-2,

        5.000% 04/01/09                          1,000,000           1,050,510

     NY Metropolitan Transportation

        Authority

        Dedicated Tax Fund,

        Series 2004 A,

        Insured: FGIC

        5.250% 11/15/18                            800,000             883,664

                                                               ---------------

                            Special Non-Property Tax Total           9,194,964



76 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  STATE APPROPRIATED - 13.7%

     NY Dormitory Authority

         4201 Schools Program,

        6.250% 07/01/20                          1,685,000           1,867,940

        City University System,

        Consolidated 2nd Generation,

        Series 2000 A,

        Insured: AMBAC

        6.125% 07/01/13                          2,000,000           2,231,520

        Consolidated 3rd Generation,

        Series 2003 1,

        5.250% 07/01/11                          1,000,000           1,071,670

        Series 1993 A,

        5.250% 05/15/15                          2,000,000           2,170,980

        Series 2002 B,

        Insured: AMBAC

        5.250% 11/15/26 (c)                      1,500,000           1,616,580

        State University,

        Series 2000 C,

        Insured: FSA

        5.750% 05/15/17                          1,250,000           1,428,188

     NY Housing Finance Agency

        Service Contract,

        Series 2003 K,

        5.000% 03/15/10                          1,485,000           1,566,022

     NY Thruway Authority

        Service Contract,

        Local Highway & Bridge,

        5.250% 04/01/11                          2,000,000           2,154,400

     NY Urban Development Corp.

        Series 2002 A,

        5.000% 01/01/17                          2,000,000           2,103,860

        Series 2003 A,

        4.000% 01/01/28                          2,000,000           2,021,860

                                                               ---------------

                                  State Appropriated Total          18,233,020



  STATE GENERAL OBLIGATIONS - 2.3%

     NY State

        Series 1996 A,

        6.500% 07/15/06                          2,000,000           2,047,180

     PR Commonwealth of Puerto Rico

        Series 2004 A,

        5.000% 07/01/30 (c)                      1,000,000           1,043,090

                                                               ---------------

                           State General Obligations Total           3,090,270

                                                               ---------------

                                          TAX-BACKED TOTAL          46,822,451



TRANSPORTATION - 5.6%



  PORTS - 1.2%

     NY & NJ Port Authority

        Consolidated One Hundred Thirty Fifth,

        Series 2004,

        Insured: XLC

        5.000% 09/15/28                          1,500,000           1,559,010

                                                               ---------------

                                               Ports Total           1,559,010



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



  TOLL FACILITIES - 3.2%

     NY Thruway Authority

        Second General Highway &

        Bridge Trust Fund,

        Series 2005 A,

        Insured: MBIA

        5.000% 04/01/22                            500,000             524,085

        Service Contract,

        Local Highway & Bridge,

        5.250% 04/01/09                          1,500,000           1,588,260

     NY Triborough Bridge &

        Tunnel Authority

        General Purpose,

        Series 2002 B,

        5.000% 11/15/09                          2,000,000           2,115,760

                                                               ---------------

                                     Toll Facilities Total           4,228,105

  TRANSPORTATION - 1.2%

     NY Metropolitan Transportation

        Authority

        Series 2005 B,

        Insured: AMBAC

        5.250% 11/15/24                            750,000             835,732

        Series 2005 C,

        5.000% 11/15/16 (d)                        750,000             795,743

                                                               ---------------

                                      Transportation Total           1,631,475

                                                               ---------------

                                      TRANSPORTATION TOTAL           7,418,590



UTILITIES - 8.3%



  JOINT POWER AUTHORITY - 1.6%

     NY Power Authority

        Series 2002 A,

        5.000% 11/15/07                          2,000,000           2,071,880

                                                               ---------------

                               Joint Power Authority Total           2,071,880



  MUNICIPAL ELECTRIC - 3.6%

     NY Long Island Power Authority

        Electric Systems Revenue,

        Series 2003 A,

        5.000% 06/01/09                          2,000,000           2,097,600

        Series 2003 C,

        5.500% 09/01/21                          1,000,000           1,072,160

     PR Commonwealth of Puerto Rico

        Electric Power Authority

        Series 1997 BB,

        Insured: MBIA

        6.000% 07/01/12                          1,000,000           1,137,260

        Series 2003 NN,

        Insured: MBIA

        5.250% 07/01/19                            500,000             552,495

                                                               ---------------

                                  Municipal Electric Total           4,859,515



                            See Accompanying Notes to Financial Statements. | 77

________________________________________________________________________________

OCTOBER 31, 2005              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



UTILITIES - (CONTINUED)



  WATER & SEWER - 3.1%

     NY New York City Municipal Water

        Finance Authority

        Water & Sewer Systems,

        Series 1996 B,

        Insured: MBIA

        5.750% 06/15/26                            485,000             497,784

        Series 1997 C,

        Insured: FGIC

        5.000% 06/15/21                          1,725,000           1,781,028

     NY Western Nassau County

        Water Authority

        Insured: AMBAC

        5.000% 05/01/22                          1,765,000           1,850,690

                                                               ---------------

                                       Water & Sewer Total           4,129,502

                                                               ---------------

                                           UTILITIES TOTAL          11,060,897



                                     Total Municipal Bonds

                                    (cost of $122,716,645)         127,459,286



                                                    SHARES

------------------------------------------------------------------------------



INVESTMENT COMPANY - 0.0%



        Dreyfus Tax-Exempt Cash

        Management Fund                                  8                   8

                                                               ---------------

                                  Total Investment Company

                                              (cost of $8)                   8



                                                   PAR ($)

------------------------------------------------------------------------------



SHORT-TERM OBLIGATIONS - 3.8%



VARIABLE RATE DEMAND NOTES (E) - 3.8%



     MN Higher Education Facilities Authority

        St. Olaf College,

        Series 2002 5-M1,

        LOC: Harris Trust & Savings Bank,

        2.730% 10/01/32                            200,000             200,000

     NY New York City Municipal Water

        Finance Authority Water & Sewer

        Systems Revenue

        Series 1994 G,

        SPA: Securities Purchase, Inc.

        2.680% 06/15/24                          1,900,000           1,900,000

     NY New York City

        Sub-Series 1993 A-10,

        LOC: Morgan Guaranty Trust

        2.750% 08/01/17                            400,000             400,000

        Sub-Series 1993 A-7,

        LOC: Morgan Guaranty Trust

        2.680% 08/01/20                          1,000,000           1,000,000

        Sub-Series 2004 H-4,

        LOC: Bank of New York

        2.680% 03/01/34                            600,000             600,000



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------

     NY Jay Street Development Corp.

        Series 2003 A- 4,

        LOC: Depfa Bank PLC

        2.680% 05/01/22                            400,000             400,000

        Series 2005 A,

        LOC: Depfa Bank PLC

        2.680% 05/01/22                            600,000             600,000

                                                               ---------------

                          VARIABLE RATE DEMAND NOTES TOTAL           5,100,000



                              Total Short-Term Obligations

                                      (cost of $5,100,000)           5,100,000



                                 TOTAL INVESTMENTS - 99.6%

                                (COST OF $127,816,653) (f)         132,559,294



                    OTHER ASSETS & LIABILITIES, NET - 0.4%             565,027



                                       NET ASSETS - 100.0%         133,124,321



NOTES TO INVESTMENT PORTFOLIO:



(a)   Zero coupon bond.



(b)   The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.



(c)   The interest rate shown on floating rate or variable rate securities reflects the rate at October 31, 2005.



(d)   Security purchased on a delayed delivery basis.



(e)   Variable rate demand note. This security is payable upon not more than one, seven or thirty business days' notice. Put bonds and notes have a demand feature that matures within one year. The interest rate changes periodically. The interest rate shown reflects the rate as of October 31,

      2005.



(f)   Cost for federal income tax purposes is $127,760,453.



ACRONYM             NAME

-------             ----

AMBAC               Ambac Assurance Corp.

FGIC                Financial Guaranty Insurance Co.

FHA                 Federal Housing Administration

FSA                 Financial Security Assurance Inc.

LOC                 Letter of Credit/Line of Credit.

MBIA                MBIA Insurance Corp.

RAD                 Radian Asset Assurance, Inc.

SONYMA              State of New York Mortgage Agency

SPA                 Stand-by Purchase Agreement

XLC                 XL Capital Assurance, Inc.



At October 31, 2005, the Fund held investments in the following states/territories:



                                                    % OF TOTAL

STATE/TERRITORY (UNAUDITED)                         INVESTMENTS

---------------------------                         -----------

New York                                               96.2%

Other*                                                  3.8

                                                    -----------

                                                      100.0%

                                                    ===========



*     Includes all states/territories that are less than 5% of total investments.



At October 31, 2005, the Fund held investments in the following:



HOLDING BY                                             % OF

REVENUE SOURCE (UNAUDITED)                          NET ASSETS

--------------------------                          -----------

Tax-Backed                                             35.2%

Other                                                  27.7

Education                                               9.3

Utilities                                               8.3

Health Care                                             6.5

Transportation                                          5.6

Other Revenue                                           1.6

Resource Recovery                                       1.1

Housing                                                 0.5

Investment Company                                       --*

Short-Term Obligations                                  3.8

Other Assets & Liabilities, Net                         0.4

                                                    -----------

                                                      100.0%

                                                    ===========



*     Rounds to less than 0.1%.



78 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________

OCTOBER 31, 2005          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - 97.3%



EDUCATION - 19.1%



  EDUCATION - 18.3%

     PR Commonwealth of Puerto Rico

        Industrial, Tourist, Educational,

        Medical & Environmental

        Control Facilities,

        Universidad Interamericana

        de Puerto Rico, Inc.,

        Series 1998 A,

        Insured: MBIA

        5.250% 10/01/12                            360,000             387,342

        5.375% 10/01/13                          1,550,000           1,672,776

        5.500% 10/01/14                            350,000             380,006

     RI Health & Educational Building Corp.

        Higher Education Facility:

        Brown University,

        Series 1998,

        5.000% 09/01/15                          1,000,000           1,036,290

        Insured: XLCA

        Series 2004 D,

        5.500% 08/15/16                          1,340,000           1,472,003

        Johnson & Wales,

        Series 2003,

        Insured: XLCA

        5.250% 04/01/16                          1,485,000           1,584,406

        Series 1999,

        Insured: MBIA

        5.500% 04/01/17                          1,000,000           1,114,020

        5.500% 04/01/18                          1,420,000           1,586,921

        Providence College,

        Series 2003 A,

        Insured: XLCA

        5.000% 11/01/24                          2,500,000           2,573,050

        University of Rhode Island,

        Series 2000 B,

        Insured: AMBAC

        5.500% 09/15/20                          2,000,000           2,193,900

        5.700% 09/15/30                          2,250,000           2,488,117

        Roger Williams,

        Series 1998,

        Insured: AMBAC

        5.125% 11/15/14                          1,000,000           1,066,320

        Series 2003 A,

        Insured: AMBAC

        5.000% 09/15/13                          1,040,000           1,111,625

        Series 2004 A,

        Insured: AMBAC

        5.250% 09/15/20                          1,020,000           1,095,470

        Series 2004 D,

        Insured: XLCA

        5.500% 08/15/17                          1,345,000           1,475,411

        University of Rhode Island,

        Steam Department

        Transportation Authority,

        Series 1999,

        Insured: FSA

        5.000% 11/01/19                            750,000             787,050

                                                               ---------------

                                           Education Total          22,024,707



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



  PREP SCHOOL - 0.8%

     RI Health & Educational Building Corp.

        Educational Institution Revenue,

        Times2 Academy,

        Series 2004,

        5.000% 12/15/24                          1,000,000           1,007,960

                                                               ---------------

                                         Prep School Total           1,007,960

                                                               ---------------

                                           EDUCATION TOTAL          23,032,667



HEALTH CARE - 1.4%



  HOSPITALS - 1.4%

     RI Health & Education

        Building Corp.

        Hospital Foundation, Lifespan

        Obligated Group,

        Series 2002,

        6.375% 08/15/21                          1,500,000           1,643,550

                                                               ---------------

                                           Hospitals Total           1,643,550

                                                               ---------------

                                         HEALTH CARE TOTAL           1,643,550



HOUSING - 0.9%



  MULTI-FAMILY - 0.9%

     RI Housing & Mortgage Finance Corp.

        Multi-Family Housing,

        Series 1995 A,

        Insured: AMBAC

        6.150% 07/01/17                            380,000             387,995

        Series 1997 A,

        Insured: AMBAC

        5.600% 07/01/10                            500,000             521,360

     RI Providence Housing Development Corp.

        Mortgage Revenue, Section 8,

        Barbara Jordan Apartments,

        Series 1994 A,

        Insured: MBIA

        6.500% 07/01/09                            160,000             161,853

                                                               ---------------

                                        Multi-Family Total           1,071,208

                                                               ---------------

                                             HOUSING TOTAL           1,071,208



OTHER - 32.4%



  POOL/BOND BANK - 1.3%

     RI Clean Water Protection

        Finance Agency

        Water Pollution Control

        Revenue,

        Revolving Fund, Pooled

        Loan Association,

        Series 1999 A,

        Insured: AMBAC

        5.250% 10/01/16                            500,000             529,495

        Series 2004 A,

        4.750% 10/01/23                          1,000,000           1,018,900

                                                               ---------------

                                      Pool/Bond Bank Total           1,548,395



                            See Accompanying Notes to Financial Statements. | 79

________________________________________________________________________________

OCTOBER 31, 2005          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



OTHER - (CONTINUED)



  REFUNDED/ESCROWED (a) - 29.8%

     PR Commonwealth of Puerto Rico

        Special Tax Revenue,

        Infrastructure Financing Authority,

        Series 1997 A,

        Pre-refunded 01/01/08,

        Insured: AMBAC

        5.000% 07/01/16                            500,000             523,235

     RI State & Providence Plantations

        Consolidated Capital Development Loan,

        Series 2001 C,

        Escrowed to Maturity,

        5.000% 09/01/11                          3,000,000           3,213,030

     RI Bristol County Water Authority Revenue

        Series 1995 A,

        Pre-refunded 12/01/05,

        5.200% 12/01/14                          1,000,000           1,021,900

     RI Central Falls Detention Facility Corp.

        Donald Wyatt Detention Facility,

        Series 1998 A,

        Insured: RAD

        5.250% 01/15/13                          1,505,000           1,597,452

        5.375% 01/15/18                          1,000,000           1,064,070

     RI Consolidated Capital

        Development Loan

        Series 1998 A,

        Pre-refunded 09/01/08,

        Insured: FGIC

        5.000% 09/01/16                          1,000,000           1,056,170

        Pre-refunded 09/01/09,

        Insured: FGIC

        5.500% 09/01/15                          3,240,000           3,514,558

        Economically Defeased to Maturity,

        5.250% 09/01/08                          1,580,000           1,664,941

        Series 1999 A,

        Pre-refunded 09/01/09,

        Insured: FGIC

        5.200% 09/01/11                          1,250,000           1,342,550

     RI Depositors Economic

        Protection Corp.

        Special Obligation,

        Series 1992 A,

        Escrowed to Maturity,

        Insured: FSA

        6.400% 08/01/06                          2,600,000           2,664,740

        6.500% 08/01/07                            500,000             528,475

        Special Obligation, Series 1993 A,

        Escrowed to Maturity,

        Insured: FSA

        5.750% 08/01/14                          1,000,000           1,132,800

        5.750% 08/01/14                          2,105,000           2,368,209

        5.750% 08/01/21                          2,165,000           2,540,411

        Insured: MBIA

        5.875% 08/01/11                          2,500,000           2,785,600



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



        Special Obligation, Series 1993 B,

        Escrowed to Maturity,

        Insured: MBIA

        5.800% 08/01/12                          1,000,000           1,120,620

        Pre-refunded 02/01/11,

        Insured: MBIA

        5.250% 08/01/21                            250,000             269,595

     RI Health & Educational Building Corp.

        Higher Education Facility,

        Rhode Island School of Design,

        Pre-refunded 06/01/06,

        Insured: MBIA

        5.625% 06/01/16                            500,000             517,215

     RI North Kingstown

        Pre-refunded 10/01/09,

        Insured: FGIC

        5.600% 10/01/16                            995,000           1,084,480

        5.750% 10/01/19                            500,000             547,695

     RI North Providence School

        Improvement

        Series 1996 A,

        Pre-refunded 07/01/07,

        Insured: MBIA

        6.000% 07/01/12                          1,100,000           1,171,346

        6.050% 07/01/13                            500,000             532,880

     RI Providence

        Series 1997 A,

        Pre-refunded 07/15/07,

        Insured: FSA

        5.700% 07/15/12                          1,825,000           1,919,736

        6.000% 07/15/09                          1,000,000           1,056,340

     RI South Kingstown

        Series 2000,

        Pre-refunded 06/15/10,

        Insured: FGIC

        6.250% 06/15/19                            500,000             563,680

        Series 1996 B,

        Pre-refunded 06/15/06,

        Insured: FSA

        5.500% 06/15/10                            100,000             103,496

                                                               ---------------

                                   Refunded/Escrowed Total          35,905,224



  TOBACCO - 1.3%

     RI Tobacco Settlement Financing Corp.

        Rhode Island Revenue, Asset Backed,

        Series 2002 A,

        6.000% 06/01/23                          1,500,000           1,583,190

                                                               ---------------

                                             Tobacco Total           1,583,190

                                                               ---------------

                                               OTHER TOTAL          39,036,809



80 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - 31.9%



  LOCAL APPROPRIATED - 6.2%

     RI Providence Public Building Authority

        School & Public Facilities Project,

        Series 1996 A,

        Insured: FSA

        5.400% 12/15/11                            500,000             521,855

        Series 1998 A,

        Insured: FSA

        5.250% 12/15/14                          1,500,000           1,606,260

        Series 1999 A,

        Insured: AMBAC

        5.125% 12/15/14                            500,000             535,950

        5.375% 12/15/11                          2,035,000           2,203,091

     RI Smithfield

        Lease Participation Certificates,

        Wastewater Treatment Facility Loan,

        Series 2003,

        Insured: MBIA

        5.000% 11/15/10                            770,000             821,382

        5.000% 11/15/11                            810,000             867,324

        5.000% 11/15/12                            855,000             918,817

                                                               ---------------

                                  Local Appropriated Total           7,474,679



  LOCAL GENERAL OBLIGATIONS - 17.4%

     AK North Slope Borough

        Capital Appreciation,

        Series 2000 B,

        Insured: MBIA

        (b) 06/30/09                             2,000,000           1,747,800

     IL Will County

        Community Unit School District,

        Number 365 U Valley View,

        Series 1999 B,

        Insured: FSA

        (b) 11/01/10                             2,000,000           1,647,380

     PR Commonwealth of Puerto Rico

        Municipal Finance Agency,

        Series 1997 A,

        Insured: FSA

        5.500% 07/01/17                            315,000             330,580

     RI Burrillville

        Series 1995,

        Insured: FGIC

        5.850% 05/01/14                            200,000             206,640

     RI City of Cranston

        Series 2005,

        Insured: AMBAC

        5.000% 07/15/15                          2,280,000           2,455,879

     RI Coventry

        Series 2002,

        Insured: AMBAC

        5.000% 06/15/21                            750,000             787,410

        5.000% 06/15/22                            750,000             786,337



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     RI Exeter West Greenwich Regional

        School District

        Series 1997,

        Insured: MBIA

        5.400% 11/15/10                          1,000,000           1,049,910

     RI Johnston

        Series 2005,

        Insured: FSA

        4.750% 06/01/21                            390,000             400,873

        4.750% 06/01/22                            405,000             414,700

        4.750% 06/01/23                            425,000             433,844

        4.750% 06/01/24                            445,000             453,219

        4.750% 06/01/25                            460,000             467,779

        Various Purpose,

        Series 2004,

        Insured: XLCA

        5.250% 06/01/19                            525,000             555,439

        5.250% 06/01/20                            555,000             588,805

     RI Pawtucket

        Series 2002 A,

        Insured: AMBAC

        5.000% 04/15/09                            500,000             525,985

     RI Providence

        Series 1997,

        Insured: FSA

        5.450% 01/15/10                            500,000             517,605

        Series 2001 C,

        Insured: FGIC

        5.500% 01/15/13                          1,890,000           2,082,742

     RI South Kingstown

        Series 2002,

        4.000% 06/01/09                            570,000             582,147

     RI Warwick

        Series 2003,

        Insured: FGIC

        4.000% 06/15/10                            625,000             637,994

        Series 1998 A,

        Insured: FGIC

        5.000% 03/01/15                          1,180,000           1,240,357

        5.000% 03/01/16                          1,205,000           1,269,564

     RI Woonsocket

        Series 2005,

        Insured: AMBAC

        4.250% 03/01/25                            550,000             520,768

     WA Seattle

        Series 1998 E,

        Insured: FSA

        (b) 12/15/12                             1,000,000             745,530

     WI Milwaukee County

        Series 2000 A,

        Insured: FSA

        5.700% 09/01/15                            500,000             538,260

                                                               ---------------

                           Local General Obligations Total          20,987,547



                            See Accompanying Notes to Financial Statements. | 81

________________________________________________________________________________

OCTOBER 31, 2005          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



TAX-BACKED - (CONTINUED)



  SPECIAL NON-PROPERTY - TAX 0.9%

     RI Convention Center Authority Revenue

        Series 2000 A,

        Insured: FSA

        5.000% 05/15/23                          1,005,000           1,049,150

                                                               ---------------

                            Special Non-Property Tax Total           1,049,150



  STATE APPROPRIATED - 2.5%

     RI State & Providence Plantations

        Certificates of Participation,

        Central Power Plants Project,

        Series 2000 C,

        Insured: MBIA

        5.375% 10/01/20                          1,000,000           1,063,450

     RI Economic Development Corp.

        Economic Development Revenue,

        East Greenwich Free Library

        Association,

        Series 2004,

        4.500% 06/15/09                            220,000             223,811

        4.500% 06/15/14                            245,000             244,395

        5.750% 06/15/24                            415,000             423,835

     RI Providence Public Building Authority

        State Public Project,

        Series 1998 A,

        Insured: AMBAC

        5.250% 02/01/10                          1,000,000           1,049,250

                                                               ---------------

                                  State Appropriated Total           3,004,741



  STATE GENERAL OBLIGATIONS - 4.9%

     PR Commonwealth of Puerto Rico

        Capital Appreciation,

        Series 1998,

        Insured: MBIA

        (b) 07/01/14                             3,500,000           2,435,090

        6.000% 07/01/16                            250,000             290,927

     RI State & Providence Plantations

        Consolidated Capital

        Development Loan,

        Series 2005 A,

        Insured: FSA

        5.000% 08/01/17                          2,000,000           2,145,000

     RI Consolidated Capital

        Development Loan

        Series 1998 A,

        Insured: FGIC

        5.250% 07/15/10                          1,000,000           1,055,900

                                                               ---------------

                           State General Obligations Total           5,926,917

                                                               ---------------

                                          TAX-BACKED TOTAL          38,443,034



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



TRANSPORTATION - 5.3%



  AIRPORTS - 2.4%

     RI Economic Development

        Corp. Airport

        Series 1998 B,

        Insured: FSA

        5.000% 07/01/15                          1,620,000           1,695,622

        5.000% 07/01/18                            500,000             522,820

        5.000% 07/01/23                            685,000             711,530

                                                               ---------------

                                            Airports Total           2,929,972

  TRANSPORTATION - 2.9%

     RI Economic Development Corp.

        Grant Anticipation Note,

        Rhode Island Department

        Transportation,

        Series 2003A,

        Insured: FSA

        5.000% 06/15/14                          2,225,000           2,379,192

        University of Rhode Island,

        Steam Department

        Transportation Authority,

        Insured: FSA

        5.250% 06/15/11                          1,000,000           1,081,840

                                                               ---------------

                                      Transportation Total           3,461,032

                                                               ---------------

                                      TRANSPORTATION TOTAL           6,391,004



UTILITIES - 6.3%



  MUNICIPAL ELECTRIC - 1.1%

     PR Commonwealth of Puerto Rico

        Electric Power Authority,

        Series1998 EE,

        Insured: MBIA

        5.250% 07/01/15                            500,000             531,280

        Series 2003 NN,

        Insured: MBIA

        5.250% 07/01/19                            750,000             828,743

                                                               ---------------

                                  Municipal Electric Total           1,360,023



  WATER & SEWER - 5.2%

     RI Bristol County Water

        Authority Revenue

        Series 1997 A,

        Insured: MBIA

        5.000% 07/01/16                            500,000             517,190

     RI Clean Water Protection

        Finance Agency

        Safe Drinking Water Revolving,

        Series 2004 A,

        5.000% 10/01/18                          1,000,000           1,059,720

     RI Kent County Water Authority

        Series 2002A,

        Insured: MBIA

        5.000% 07/15/15                            750,000             795,532

        5.000% 07/15/16                          1,265,000           1,335,587



82 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________

OCTOBER 31, 2005          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



MUNICIPAL BONDS - (CONTINUED)



UTILITIES - (CONTINUED)



  WATER & SEWER - (CONTINUED)

     RI Narragansett Bay Commission

        Wastewater System Revenue

        Series 2005 A,

        Insured: MBIA

        5.000% 08/01/26                          2,500,000           2,593,600

                                                               ---------------

                                       Water & Sewer Total           6,301,629

                                                               ---------------

                                           UTILITIES TOTAL           7,661,652



                                     Total Municipal Bonds

                                    (cost of $112,698,457)         117,279,924



                                                    SHARES

------------------------------------------------------------------------------



INVESTMENT COMPANY - 0.0%



        Dreyfus Tax-Exempt Cash

        Management Fund                              1,666               1,666

                                                               ---------------

                                  Total Investment Company

                                          (cost of $1,666)               1,666



                                                   PAR ($)

------------------------------------------------------------------------------



SHORT-TERM OBLIGATIONS - 1.8%



VARIABLE RATE DEMAND NOTES - 1.8%(c)

     FL Collier County Health Facilities

        Authority Hospital Revenue

        Fairview Hospital, Lutheran Hospital,

        Series 2003 C-1,

        LOC: JPMorgan Chase Bank

        2.720% 01/01/35                            300,000             300,000

     IA Higher Education Loan Authority

        St. Ambrose University,

        Series 2003,

        LOC: Northern Trust Company

        2.730% 04/01/33                            100,000             100,000

     IA Hills Healthcare Revenue

        Mercy Hospital,

        Series 2002,

        LOC: U.S. Bank N.A.

        2.730% 08/01/32                            100,000             100,000

     IL Health Facilities Authority

        OSF Healthcare System,

        Series 2002,

        LOC: Fifth Third Bank

        2.730% 11/15/27                            600,000             600,000

     IN Health Facility Financing

        Authority

        Great Lakes Christian Homes,

        Golden Years Homestead, Inc.,

        Series 2002 A,

        LOC: Wells Fargo Bank N.A.

        2.700% 06/01/25                            200,000             200,000



                                                   PAR ($)           VALUE ($)

------------------------------------------------------------------------------



     MN Higher Education Facilities Authority

        Series 2002 M2,

        LOC: Harris Trust & Savings Bank

        2.730% 10/01/20                            300,000             300,000

     MS Jackson County Pollution

        Control Revenue

        Chevron U.S.A. Project, Inc.

        Series 1992,

        2.720% 12/01/16                            400,000             400,000

     MT Forsyth Pollution Control Revenue

        Series 1988,

        LOC: BNP Paribas

        2.820% 01/01/18                            100,000             100,000

     WI Health & Educational Facilities Authority

        Gundersen Clinic Ltd,

        Series 2000 A,

        2.730% 12/01/15                            100,000             100,000

                                                               ---------------

                          VARIABLE RATE DEMAND NOTES TOTAL           2,200,000



                              Total Short-Term Obligations

                                      (cost of $2,200,000)           2,200,000



                                 TOTAL INVESTMENTS - 99.1%

                                (COST OF $114,900,123) (d)         119,481,590



                    OTHER ASSETS & LIABILITIES, NET - 0.9%           1,045,482



                                       NET ASSETS - 100.0%         120,527,072



Notes to Investment Portfolio:



(a)   The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.



(b)   Zero coupon bond.



(c)   Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates at October 31, 2005.



(d)   Cost for federal income tax purposes is $114,844,030.



ACRONYM             NAME

--------            ----

AMBAC               Ambac Assurance Corp.

FGIC                Financial Guaranty Insurance Co.

FHA                 Federal Housing Administration

FSA                 Financial Security Assurance, Inc.

LOC                 Letter of Credit/Line of Credit

MBIA                MBIA Insurance Corp.

RAD                 Radian Asset Assurance, Inc.

XLCA                XL Capital Assurance, Inc.



At October 31, 2005, the Fund held investments in the following states/territories:



                                                    % OF TOTAL

STATE/TERRITORY (UNAUDITED)                         INVESTMENTS

---------------------------                         -----------

Rhode Island                                           88.0%

Puerto Rico                                             6.2

Other*                                                  5.8

                                                    -----------

                                                      100.0%

                                                    ===========



*     Includes all states/territories that are less than 5% of total investments.



At October 31, 2005, the Fund held investments in the following:



HOLDING BY                                             % OF

REVENUE SOURCE (UNAUDITED)                          NET ASSETS

--------------------------                          -----------

Other                                                  32.4%

Tax-Backed                                             31.9

Education                                              19.1

Utilities                                               6.3

Transportation                                          5.3

Health Care                                             1.4

Housing                                                 0.9

Investment Company                                       --*

Short-Term Obligations                                  1.8

Other Assets & Liabilities, Net                         0.9

                                                    -----------

                                                      100.0%

                                                    ===========



*     Rounds to less than 0.1%.



                            See Accompanying Notes to Financial Statements. | 83

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS









                                                                                                                          COLUMBIA

                                                  COLUMBIA                     COLUMBIA       COLUMBIA      COLUMBIA       RHODE

                                                 CONNECTICUT     COLUMBIA    MASSACHUSETTS   NEW JERSEY     NEW YORK       ISLAND

                                                INTERMEDIATE   INTERMEDIATE  INTERMEDIATE   INTERMEDIATE  INTERMEDIATE  INTERMEDIATE

                                                  MUNICIPAL      MUNICIPAL     MUNICIPAL      MUNICIPAL     MUNICIPAL    MUNICIPAL

                                                    BOND           BOND          BOND           BOND          BOND          BOND

                                                  FUND ($)       FUND ($)      FUND ($)       FUND ($)      FUND ($)      FUND ($)

                                                ------------  -------------  -------------  ------------  ------------  -----------


ASSETS



   Investments, at cost                          178,039,662  2,096,134,191    314,682,100    72,673,962   127,816,653  114,900,123

                                                ------------  -------------  -------------  ------------  ------------  -----------

   Investments, at value                         182,948,452  2,152,560,255    322,442,567    74,904,521   132,559,294  119,481,590

   Cash                                               53,166             --         85,468        81,426        50,894        5,906

   Receivable for:

       Investments sold                                   --      9,181,133             --            --            --           --

       Fund shares sold                               70,839      1,277,382        444,206        67,472       146,674       42,345

       Interest                                    2,354,810     32,088,512      4,341,864     1,037,238     1,778,637    1,463,004

   Deferred Trustees' compensation plan               11,493         42,703         17,380         6,330         8,522        8,800

   Expense reimbursement due from

       Investment Advisor                                 --         65,445             --            --            --           --

   Other assets                                        3,210             --          8,861           795        19,398           --

                                                ------------  -------------  -------------  ------------  ------------  -----------

       Total assets                              185,441,970  2,195,215,430    327,340,346    76,097,782   134,563,419  121,001,645

                                                ------------  -------------  -------------  ------------  ------------  -----------

LIABILITIES



   Payable to custodian bank                              --          3,545             --            --            --           --

   Payable for:

       Investments purchased on a delayed

         delivery basis                                   --      5,863,095      4,974,233       581,998       799,125           --

       Investments purchased                              --      9,994,327             --            --            --           --

       Fund shares repurchased                       500,154      4,113,227        428,905        36,398       197,695       36,980

       Distributions                                 454,553      6,626,384        792,992       186,200       327,508      333,305

       Investment advisory fee                        76,309        763,700        132,865        31,938        54,641       49,300

       Administration fee                             10,648        124,268         17,574         4,404         7,566        6,880

       Transfer agent fee                              8,579         24,121         13,734         3,853         6,551        4,112

       Pricing and bookkeeping fees                    5,905         17,257          8,330         5,500         5,087        5,394

       Merger costs                                       --        130,033             --            --            --           --

       Trustees' fees                                    500        178,379            500           517           500          489

       Audit fees                                     25,548         27,878         25,548        21,698        21,698       21,698

       Distribution and service fees                  15,133         23,179         16,181         5,973         7,981        2,122

       Custody fee                                     2,031         10,938          2,816         1,433         1,676        1,340

       Chief compliance officer expenses

         and fees (See Note 4)                           611          1,250            760           488           548          535

   Deferred Trustees' fees                            11,493         42,703         17,380         6,330         8,522        8,800

   Other liabilities                                      --        358,996             --            --            --        3,618

                                                ------------  -------------  -------------  ------------  ------------  -----------

       Total liabilities                           1,111,464     28,303,280      6,431,818       886,730     1,439,098      474,573



NET ASSETS                                       184,330,506  2,166,912,150    320,908,528    75,211,052   133,124,321  120,527,072

                                                ------------  -------------  -------------  ------------  ------------  -----------

 NET ASSETS CONSIST OF:



    Paid-in capital                              179,824,140  2,107,551,070    310,638,289    72,562,064   128,302,610  115,714,252

    Undistributed net investment income              105,116      1,789,817         86,194        28,781        71,108       55,578

    Accumulated investment gain (loss)              (507,540)     1,145,199      2,423,578       389,648         7,962      175,775

    Net unrealized appreciation on investments     4,908,790     56,426,064      7,760,467     2,230,559     4,742,641    4,581,467

                                                ------------  -------------  -------------  ------------  ------------  -----------



NET ASSETS                                       184,330,506  2,166,912,150    320,908,528    75,211,052   133,124,321  120,527,072






84 | See Accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS









                                                                                                                          COLUMBIA

                                                  COLUMBIA                     COLUMBIA       COLUMBIA      COLUMBIA       RHODE

                                                 CONNECTICUT     COLUMBIA    MASSACHUSETTS   NEW JERSEY     NEW YORK       ISLAND

                                                INTERMEDIATE   INTERMEDIATE  INTERMEDIATE   INTERMEDIATE  INTERMEDIATE  INTERMEDIATE

                                                  MUNICIPAL      MUNICIPAL     MUNICIPAL      MUNICIPAL     MUNICIPAL    MUNICIPAL

                                                    BOND           BOND          BOND           BOND          BOND          BOND

                                                  FUND ($)       FUND ($)      FUND ($)       FUND ($)      FUND ($)      FUND ($)

                                                ------------  -------------  -------------  ------------  ------------  -----------


CLASS A

  Net assets                                      10,700,841     70,711,471      8,332,172     3,909,005     2,858,368    1,543,782

  Shares outstanding                               1,000,935      6,858,396        794,239       382,148       246,122      137,783

  Net asset value per share (a)                        10.69          10.31          10.49         10.23         11.61        11.20

  Maximum sales charge                                  4.75%          3.25%          4.75%         4.75%         4.75%        4.75%

  Maximum offering price per share (b)                 11.22          10.66          11.01         10.74         12.19        11.76

                                                ------------  -------------  -------------  ------------  ------------  -----------

CLASS B

  Net assets                                       5,039,470      7,039,593      3,220,331     1,873,399     3,586,013      899,319

  Shares outstanding                                 471,399        682,766        306,964       183,146       308,777       80,265

  Net asset value and offering price per

   share (a)                                           10.69          10.31          10.49         10.23         11.61        11.20

                                                ------------  -------------  -------------  ------------  ------------  -----------

CLASS C

  Net assets                                       8,779,544      8,317,820      6,865,948     4,590,082     3,360,245    1,486,963

  Shares outstanding                                 821,243        806,761        654,469       448,715       289,341      132,714

  Net asset value and offering price per

   share (a)                                           10.69          10.31          10.49         10.23         11.61        11.20

                                                ------------  -------------  -------------  ------------  ------------  -----------

CLASS G

  Net assets                                         249,178        457,878        894,291       173,538        77,201      251,553

  Shares outstanding                                  23,308         44,410         85,245        16,965         6,647       22,451

  Net asset value and offering price per

   share (a)                                           10.69          10.31          10.49         10.23         11.61        11.20

                                                ------------  -------------  -------------  ------------  ------------  -----------

CLASS T

  Net assets                                      25,417,835     17,261,241     54,473,726     6,483,813    17,942,990   12,283,600

  Shares outstanding                               2,377,597      1,674,201      5,192,536       633,863     1,545,004    1,096,329

  Net asset value per share (a)                        10.69          10.31          10.49         10.23         11.61        11.20

  Maximum sales charge                                  4.75%          4.75%          5.75%         4.75%         4.75%        4.75%

  Maximum offering price per share (b)                 11.22          10.82          11.13         10.74         12.19        11.76

                                                ------------  -------------  -------------  ------------  ------------  -----------

CLASS Z

  Net assets                                     134,143,638  2,063,124,147    247,122,060    58,181,215   105,299,504  104,061,855

  Shares outstanding                              12,547,781    200,105,948     23,556,141     5,687,863     9,066,905    9,287,612

  Net asset value, offering and

      redemption price per share                       10.69          10.31          10.49         10.23         11.61        11.20






(a)   Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



(b)   On sales of $50,000 or more the offering price is reduced.



                            See Accompanying Notes to Financial Statements. | 85

STATEMENTS OF OPERATIONS _______________________________________________________

FOR THE YEAR ENDED OCTOBER 31, 2005               COLUMBIA TAX-EXEMPT BOND FUNDS









                                                                                                                         COLUMBIA

                                                  COLUMBIA                    COLUMBIA       COLUMBIA      COLUMBIA       RHODE

                                                 CONNECTICUT    COLUMBIA    MASSACHUSETTS   NEW JERSEY     NEW YORK       ISLAND

                                                INTERMEDIATE  INTERMEDIATE  INTERMEDIATE   INTERMEDIATE  INTERMEDIATE  INTERMEDIATE

                                                  MUNICIPAL     MUNICIPAL     MUNICIPAL      MUNICIPAL     MUNICIPAL    MUNICIPAL

                                                    BOND          BOND          BOND           BOND          BOND          BOND

                                                  FUND ($)      FUND ($)      FUND ($)       FUND ($)      FUND ($)      FUND ($)

                                                ------------  ------------  -------------  ------------  ------------  -----------


NET INVESTMENT INCOME

INCOME



   Interest                                        8,166,513    30,275,075     14,106,710     3,550,494     5,486,227    5,488,625

   Dividends                                           2,759        15,053         12,738         1,025           140          671

                                                ------------  ------------  -------------  ------------  ------------  -----------

       Total income                                8,169,272    30,290,128     14,119,448     3,551,519     5,486,367    5,489,296

                                                ------------  ------------  -------------  ------------  ------------  -----------

EXPENSES

   Investment advisory fee                           908,942     3,108,480      1,566,490       388,659       621,505      589,352

   Administration fee                                126,871       454,051        218,650        54,249        86,752       82,263

   Distribution fee:

       Class B                                        41,222        18,797         25,916        14,778        30,051        6,944

       Class C                                        75,904        22,922         53,767        34,811        21,529       12,252

       Class G                                         1,890         4,135          6,335         1,180         1,079        2,321

   Service fee:

       Class A                                        30,928        50,737         24,139         9,535        10,687        3,074

       Class B                                        13,741         5,784          8,639         4,926        10,017        2,315

       Class C                                        25,301         7,053         17,922        11,604         7,176        4,084

       Class G                                           437           954          1,462           272           249          536

   Shareholder Service Fee - Class T                  43,614        27,598         87,505        10,410        30,262           --

   Transfer agent fee                                 56,811       152,147         91,235        25,721        42,427       24,425

   Pricing and bookkeeping fees                       57,569       125,117         80,322        54,953        52,423       54,214

   Trustees' fees                                     11,271        26,801         14,746         8,675         9,724        9,643

   Custody fee                                        12,683        33,615         16,737         9,622         9,995        9,675

   Registration fees                                  68,330       113,972         74,773        61,358        63,724       63,280

   Merger costs                                           --        46,133             --            --            --           --

   Chief compliance officer expenses and fees

    (See Note 4)                                       5,312         8,930          6,499         4,372         4,788        4,733

   Non-recurring costs (See Note 8)                    3,429        10,215          5,930         1,476         2,335        2,238

   Other expenses                                     59,446       125,377         83,471        48,746        48,617       50,372

                                                ------------  ------------  -------------  ------------  ------------  -----------

       Total expenses                              1,543,701     4,342,818      2,384,538       745,347     1,053,340      921,721



   Fees waived by Distributor - Class C              (35,422)      (15,869)       (25,091)      (16,245)      (10,047)      (5,718)

   Fees waived by Transfer Agent                        (798)       (5,290)        (3,897)       (1,264)       (2,102)        (732)

   Fees and expenses waived or reimbursed by

       Investment Advisor                                 --       (66,690)            --            --            --           --

   Non-recurring costs assumed by

       Investment Advisor (See Note 8)                (3,429)      (10,215)        (5,930)       (1,476)       (2,335)      (2,238)

   Custody earnings credit                            (1,670)       (3,814)        (1,347)       (1,304)       (1,323)      (1,056)

                                                ------------  ------------  -------------  ------------  ------------  -----------

       Net Expenses                                1,502,382     4,240,940      2,348,273       725,058     1,037,533      911,977

                                                ------------  ------------  -------------  ------------  ------------  -----------

NET INVESTMENT INCOME                              6,666,890    26,049,188     11,771,175     2,826,461     4,448,834    4,577,319






86 | See Accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS _______________________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS









                                                                                                                         COLUMBIA

                                                  COLUMBIA                    COLUMBIA       COLUMBIA      COLUMBIA       RHODE

                                                 CONNECTICUT    COLUMBIA    MASSACHUSETTS   NEW JERSEY     NEW YORK       ISLAND

                                                INTERMEDIATE  INTERMEDIATE  INTERMEDIATE   INTERMEDIATE  INTERMEDIATE  INTERMEDIATE

                                                  MUNICIPAL     MUNICIPAL     MUNICIPAL      MUNICIPAL     MUNICIPAL    MUNICIPAL

                                                    BOND          BOND          BOND           BOND          BOND          BOND

                                                  FUND ($)      FUND ($)      FUND ($)       FUND ($)      FUND ($)      FUND ($)

                                                ------------  ------------  -------------  ------------  ------------  ------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON

   INVESTMENTS AND FUTURES CONTRACTS

   Net realized gain (loss) on:

       Investments                                   292,714     1,997,318      2,371,964       406,566        49,892      270,522

       Futures contracts                             (64,721)      683,589        174,139         4,599         7,262      (22,210)

                                                ------------  ------------  -------------  ------------  ------------  -----------

       Net realized gain                             227,993     2,680,907      2,546,103       411,165        57,154      248,312

                                                ------------   -----------  -------------  ------------  ------------  -----------



   Net change in unrealized appreciation

       (depreciation) on:

       Investments                                (6,580,007)  (43,644,456)   (13,113,627)   (2,814,092)   (4,104,301)  (3,881,573)

       Futures contracts                             169,788       230,973             --        73,411       108,761      110,498

                                                ------------   -----------  -------------  ------------  ------------  -----------

       Net change in unrealized

         appreciation (depreciation)              (6,410,219)  (43,413,483)   (13,113,627)   (2,740,681)   (3,995,540)  (3,771,075)

                                                ------------   -----------  -------------  ------------  ------------  -----------



   NET LOSS                                       (6,182,226)  (40,732,576)   (10,567,524)   (2,329,516)   (3,938,386)  (3,522,763)

                                                ------------   -----------  -------------  ------------  ------------  -----------

   NET INCREASE (DECREASE) RESULTING

       FROM OPERATIONS                               484,664   (14,683,388)     1,203,651       496,945       510,448    1,054,556






                            See Accompanying Notes to Financial Statements. | 87

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS









                                                                    COLUMBIA CONNECTICUT                    COLUMBIA

                                                                   INTERMEDIATE MUNICIPAL            INTERMEDIATE MUNICIPAL

                                                                         BOND FUND                         BOND FUND

                                                               ------------------------------    ------------------------------

                                                                         YEAR ENDED                        YEAR ENDED

                                                                        OCTOBER 31,                       OCTOBER 31,

                                                               ------------------------------    ------------------------------

INCREASE (DECREASE) IN NET ASSETS:                               2005 ($)         2004 ($)         2005 ($)         2004 ($)

                                                               -------------    -------------    -------------    -------------


OPERATIONS

   Net investment income                                           6,666,890        6,670,750       26,049,188       20,881,250

   Net realized gain on investments and futures contracts            227,993          735,231        2,680,907        3,518,147

   Net change in unrealized appreciation (depreciation)

       on investments and futures contracts                       (6,410,219)         201,161      (43,413,483)        (950,286)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease) in net assets resulting

         from operations                                             484,664        7,607,142      (14,683,388)      23,449,111

                                                               -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

   From net investment income:

       Class A                                                      (416,999)        (353,046)        (928,307)        (798,943)

       Class B                                                      (144,233)        (146,042)         (86,941)         (86,278)

       Class C                                                      (301,050)        (358,143)        (121,867)         (71,300)

       Class G                                                        (8,210)          (8,937)         (19,466)         (41,673)

       Class T                                                    (1,009,770)      (1,169,835)        (683,056)        (822,696)

       Class Z                                                    (4,783,202)      (4,859,843)     (24,178,455)     (19,027,500)

   Net net realized gains:

       Class A                                                            --               --         (152,189)         (16,915)

       Class B                                                            --               --          (17,237)          (2,365)

       Class C                                                            --               --          (20,311)          (1,616)

       Class G                                                            --               --           (5,334)          (1,545)

       Class T                                                            --               --         (130,491)         (19,223)

       Class Z                                                            --               --       (3,201,034)        (408,410)

                                                               -------------    -------------    -------------    -------------

         Total distributions to shareholders                      (6,663,464)      (6,895,846)     (29,544,688)     (21,298,464)

                                                               -------------    -------------    -------------    -------------

NET CAPITAL SHARE TRANSACTIONS                                    (5,252,869)     (18,398,742)    ,685,556,437      (44,373,083)

                                                               -------------    -------------    -------------    -------------

    Net increase (decrease) in net assets                        (11,431,669)     (17,687,446)   1,641,328,361      (42,222,436)

                                                               -------------    -------------    -------------    -------------

NET ASSETS

   Beginning of period                                           195,762,175      213,449,621      525,583,789      567,806,225

   End of period                                                 184,330,506      195,762,175    2,166,912,150      525,583,789

                                                               -------------    -------------    -------------    -------------

   Undistributed net investment income at end of period              105,116           99,991        1,789,817          939,675












                                                                   COLUMBIA MASSACHUSETTS             COLUMBIA NEW JERSEY

                                                                   INTERMEDIATE MUNICIPAL            INTERMEDIATE MUNICIPAL

                                                                         BOND FUND                         BOND FUND

                                                               ------------------------------    ------------------------------

                                                                         YEAR ENDED                        YEAR ENDED

                                                                        OCTOBER 31,                       OCTOBER 31,

                                                               ------------------------------    ------------------------------

INCREASE (DECREASE) IN NET ASSETS:                               2005 ($)         2004 ($)         2005 ($)         2004 ($)

                                                               -------------    -------------    -------------    -------------


OPERATIONS

   Net investment income                                          11,771,175       13,122,249        2,826,461        2,928,207

   Net realized gain on investments and futures contracts          2,546,103        3,594,886          411,165          292,317

   Net change in unrealized appreciation (depreciation)

       on investments and futures contracts                      (13,113,627)      (2,499,883)      (2,740,681)         276,530

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease) in net assets resulting

         from operations                                           1,203,651       14,217,252          496,945        3,497,054

                                                               -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS

   From net investment income:

       Class A                                                      (330,326)        (312,434)        (126,511)        (112,002)

       Class B                                                       (92,162)        (103,468)         (50,735)         (45,995)

       Class C                                                      (216,146)        (235,063)        (135,436)        (123,172)

       Class G                                                       (27,932)         (37,365)          (5,030)          (5,134)

       Class T                                                    (2,051,271)      (2,473,496)        (237,564)        (242,451)

       Class Z                                                    (9,046,028)      (9,928,679)      (2,265,558)      (2,389,548)

   Net net realized gains:

       Class A                                                       (32,563)              --          (14,404)          (9,840)

       Class B                                                       (11,728)              --           (7,774)          (5,562)

       Class C                                                       (23,341)              --          (16,448)         (13,691)

       Class G                                                        (3,411)              --             (745)            (607)

       Class T                                                      (190,871)              --          (27,918)         (23,018)

       Class Z                                                      (791,131)              --         (256,378)        (215,117)

                                                               -------------    -------------    -------------    -------------

         Total distributions to shareholders                     (12,816,910)     (13,090,505)      (3,144,501)      (3,186,137)

                                                               -------------    -------------    -------------    -------------

NET CAPITAL SHARE TRANSACTIONS                                    (7,465,216)     (54,431,743)      (6,495,257)      (6,445,491)

                                                               -------------    -------------    -------------    -------------

   Net increase (decrease) in net assets                         (19,078,475)     (53,304,996)      (9,142,813)      (6,134,574)

                                                               -------------    --------------   -------------     -------------

NET ASSETS

   Beginning of period                                           339,987,003      393,291,999       84,353,865       90,488,439

   End of period                                                 320,908,528      339,987,003       75,211,052       84,353,865

                                                               -------------    -------------    -------------    -------------

   Undistributed net investment income at end of period               86,194           96,938           28,781           48,875












                                                                     COLUMBIA NEW YORK               COLUMBIA RHODE ISLAND

                                                                   INTERMEDIATE MUNICIPAL            INTERMEDIATE MUNICIPAL

                                                                         BOND FUND                         BOND FUND

                                                               ------------------------------    ------------------------------

                                                                         YEAR ENDED                        YEAR ENDED

                                                                        OCTOBER 31,                       OCTOBER 31,

                                                               ------------------------------    ------------------------------

INCREASE (DECREASE) IN NET ASSETS:                               2005 ($)         2004 ($)         2005 ($)         2004 ($)

                                                               -------------    -------------    -------------    -------------


OPERATIONS

   Net investment income                                           4,448,834        4,024,138        4,577,319        4,667,431

   Net realized gain on investments and futures contracts             57,154           89,672          248,312          407,788

   Net change in unrealized appreciation (depreciation)

       on investments and futures contracts                       (3,995,540)       1,123,452       (3,771,075)         238,544

                                                               -------------    --------------   -------------     -------------

       Net increase (decrease) in net assets resulting

         from operations                                             510,448        5,237,262        1,054,556        5,313,763



DISTRIBUTIONS TO SHAREHOLDERS

   From net investment income:

       Class A                                                      (138,563)        (237,329)         (43,033)         (26,446)

       Class B                                                      (100,445)         (82,500)         (25,339)         (22,295)

       Class C                                                       (81,374)         (84,882)         (50,528)         (54,866)

       Class G                                                        (4,472)          (7,412)         (10,519)         (11,579)

       Class T                                                      (675,761)        (715,338)        (493,248)        (788,477)

       Class Z                                                    (3,434,811)      (2,867,813)      (3,944,444)      (3,749,201)

   Net net realized gains:

       Class A                                                        (6,170)         (13,639)          (1,106)              --

       Class B                                                        (4,350)          (5,897)          (1,304)              --

       Class C                                                        (2,849)          (6,531)          (2,169)              --

       Class G                                                          (223)            (685)            (484)              --

       Class T                                                       (22,378)         (47,081)         (18,163)              --

       Class Z                                                       (96,485)        (165,485)        (138,111)              --

                                                               -------------    --------------   -------------     -------------

         Total distributions to shareholders                      (4,567,881)      (4,234,592)      (4,728,448)      (4,652,864)

                                                               -------------    --------------   -------------     -------------



NET CAPITAL SHARE TRANSACTIONS                                    11,055,759          954,863       (3,248,442)     (17,695,817)

                                                               -------------    --------------   -------------     -------------

   Net increase (decrease) in net assets                           6,998,326        1,957,533       (6,922,334)     (17,034,918)

                                                               -------------    --------------   -------------     -------------

NET ASSETS

   Beginning of period                                           126,125,995      124,168,462      127,449,406      144,484,324

   End of period                                                 133,124,321      126,125,995      120,527,072      127,449,406

                                                               -------------    --------------   -------------     -------------

   Undistributed net investment income at end of period               71,108           57,918           55,578           45,476






         88-89 Spread | See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS









                                                                              COLUMBIA CONNECTICUT INTERMEDIATE

                                                                                     MUNICIPAL BOND FUND

                                                               ----------------------------------------------------------------

                                                                         YEAR ENDED                        YEAR ENDED

                                                                      OCTOBER 31, 2005                  OCTOBER 31, 2004

                                                               ------------------------------    ------------------------------

                                                                  SHARES         DOLLARS ($)        SHARES         DOLLARS ($)

                                                               -------------    -------------    -------------    -------------


CLASS A

   Subscriptions                                                     235,923        2,565,135          507,487        5,586,260

   Issued in connection with merger                                       --               --               --               --

   Distributions reinvested                                           23,217          252,787           11,079          121,788

   Redemptions                                                      (451,095)      (4,917,714)        (343,872)      (3,762,946)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                      (191,955)      (2,099,792)         174,694        1,945,102



CLASS B

   Subscriptions                                                      25,750          277,999          135,647        1,482,750

   Issued in connection with merger                                       --               --               --               --

   Distributions reinvested                                            6,929           75,451            6,830           74,995

   Redemptions                                                      (107,890)      (1,175,183)         (84,491)        (921,477)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                       (75,211)        (821,733)          57,986          636,268



CLASS C

   Subscriptions                                                      55,763          609,223          272,299        3,013,093

   Issued in connection with merger                                       --               --               --               --

   Distributions reinvested                                           16,139          175,723           16,836          184,976

   Redemptions                                                      (283,774)      (3,096,292)        (497,444)      (5,409,445)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                      (211,872)      (2,311,346)        (208,309)      (2,211,376)



CLASS G

   Subscriptions                                                          --               --               --               --

   Distributions reinvested                                              316            3,445              522            5,739

   Redemptions                                                        (5,037)         (54,863)          (3,940)         (43,229)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                   (4,721)         (51,418)          (3,418)         (37,490)



CLASS T

   Subscriptions                                                      15,272          165,748           20,552          226,388

   Distributions reinvested                                           62,094          676,185           74,595          819,581

   Redemptions                                                      (652,704)      (7,112,797)        (579,826)      (6,371,001)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                 (575,338)      (6,270,864)        (484,679)      (5,325,032)



CLASS Z

   Subscriptions                                                   2,410,230       26,279,456          913,296       10,091,725

   Issued in connection with merger                                       --               --               --               --

   Distributions reinvested                                           10,307          112,295            9,315          102,331

   Redemptions                                                    (1,846,777)     (20,089,467)      (2,160,254)     (23,600,270)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                       573,760        6,302,284       (1,237,643)     (13,406,214)












                                                                                    COLUMBIA INTERMEDIATE

                                                                                     MUNICIPAL BOND FUND

                                                               ----------------------------------------------------------------

                                                                       YEAR ENDED                     YEAR ENDED

                                                                   OCTOBER 31, 2005                OCTOBER 31, 2004

                                                               ------------------------------    ------------------------------

                                                                 SHARES          DOLLARS ($)        SHARES         DOLLARS ($)

                                                               -------------    -------------    -------------    -------------


CLASS A

   Subscriptions                                                     187,637        1,971,791          440,726        4,669,482

   Issued in connection with merger                                5,273,728       55,152,889               --               --

   Distributions reinvested                                           62,925          659,156           45,273          482,094

   Redemptions                                                      (763,757)      (8,001,213)        (404,870)      (4,310,296)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                     4,760,533       49,782,623           81,129          841,280



CLASS B

   Subscriptions                                                      19,008          199,369           51,156          546,357

   Issued in connection with merger                                  531,106        5,554,531               --               --

   Distributions reinvested                                            5,821           60,952            4,244           45,181

   Redemptions                                                      (116,236)      (1,211,356)         (96,260)      (1,019,784)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                       439,699        4,603,496          (40,860)        (428,246)



CLASS C

   Subscriptions                                                      42,143          439,559          202,132        2,156,140

   Issued in connection with merger                                  521,950        5,458,996               --               --

   Distributions reinvested                                            5,946           62,316            3,656           38,962

   Redemptions                                                       (46,457)        (485,819)         (65,329)        (684,393)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                       523,582        5,475,052          140,459        1,510,709



CLASS G

   Subscriptions                                                         589            6,201              675            7,200

   Distributions reinvested                                            2,280           23,953            3,774           40,259

   Redemptions                                                       (38,469)        (404,884)        (111,426)      (1,182,697)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                  (35,600)        (374,730)        (106,977)      (1,135,238)



CLASS T

   Subscriptions                                                      45,398          476,839          105,984        1,124,587

   Distributions reinvested                                           63,603          667,782           63,095          672,318

   Redemptions                                                      (312,940)      (3,294,596)        (572,787)      (6,043,480)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                 (203,939)      (2,149,975)        (403,708)      (4,246,575)



CLASS Z

   Subscriptions                                                  10,533,063      110,402,873        4,461,478       47,631,372

   Issued in connection with merger                              153,815,745    1,608,968,931               --               --

   Distributions reinvested                                          476,921        5,014,931          356,202        3,797,766

   Redemptions                                                    (9,188,163)     (96,166,764)      (8,709,786)     (92,344,151)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                   155,637,566    1,628,219,971       (3,892,106)     (40,915,013)












                                                                             COLUMBIA MASSACHUSETTS INTERMEDIATE

                                                                                     MUNICIPAL BOND FUND

                                                               ----------------------------------------------------------------

                                                                         YEAR ENDED                        YEAR ENDED

                                                                      OCTOBER 31, 2005                  OCTOBER 31, 2004

                                                               ------------------------------    ------------------------------

                                                                 SHARES          DOLLARS ($)        SHARES         DOLLARS ($)

                                                               -------------    -------------    -------------    -------------


CLASS A

   Subscriptions                                                     145,843        1,558,071          483,750        5,261,246

   Issued in connection with merger                                       --               --               --               --

   Distributions reinvested                                           22,045          235,546           18,986          204,820

   Redemptions                                                      (335,983)      (3,591,660)        (161,943)      (1,734,442)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                      (168,095)      (1,798,043)         340,793        3,731,624



CLASS B

   Subscriptions                                                      13,474          142,700           72,106          780,794

   Issued in connection with merger                                       --               --               --               --

   Distributions reinvested                                            6,635           70,897            6,130           66,172

   Redemptions                                                       (61,796)        (661,163)         (82,719)        (886,876)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                       (41,687)        (447,566)          (4,483)         (39,910)



CLASS C

   Subscriptions                                                      73,875          788,209          193,505        2,098,662

   Issued in connection with merger                                       --               --               --               --

   Distributions reinvested                                           11,667          124,652           10,676          115,289

   Redemptions                                                      (136,325)      (1,457,636)        (203,427)      (2,181,496)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                       (50,783)        (544,775)             754           32,455



CLASS G

   Subscriptions                                                          --               --               --               --

   Distributions reinvested                                            2,839           30,344            3,365           36,385

   Redemptions                                                       (18,910)        (202,225)         (50,903)        (551,047)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                  (16,071)        (171,881)         (47,538)        (514,662)



CLASS T

   Subscriptions                                                      54,881          587,857          113,107        1,224,453

   Distributions reinvested                                          165,670        1,769,572          181,032        1,955,556

   Redemptions                                                      (936,990)     (10,032,013)      (1,487,454)     (16,051,538)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                 (716,439)      (7,674,584)      (1,193,315)     (12,871,529)



CLASS Z

   Subscriptions                                                   4,205,433       44,890,580        3,319,776       36,010,018

   Issued in connection with merger                                       --               --               --               --

   Distributions reinvested                                           53,798          577,822           14,921          161,125

   Redemptions                                                    (3,954,696)     (42,296,769)      (7,505,882)     (80,940,864)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                       304,535        3,171,633       (4,171,185)     (44,769,721)






         90-91 Spread | See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS









                                                                               COLUMBIA NEW JERSEY INTERMEDIATE

                                                                                     MUNICIPAL BOND FUND

                                                               ----------------------------------------------------------------

                                                                         YEAR ENDED                        YEAR ENDED

                                                                      OCTOBER 31, 2005                  OCTOBER 31, 2004

                                                               ------------------------------    ------------------------------

                                                                  SHARES         DOLLARS ($)        SHARES         DOLLARS ($)

                                                               -------------    -------------    -------------    -------------


CLASS A

   Subscriptions                                                      72,288          751,873          238,956        2,523,783

   Distributions reinvested                                           10,498          109,316            8,694           91,280

   Redemptions                                                       (61,910)        (646,593)        (130,860)      (1,360,584)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                        20,876          214,596          116,790        1,254,479



CLASS B

   Subscriptions                                                      14,047          146,015           47,227          497,510

   Distributions reinvested                                            4,368           45,487            3,911           41,091

   Redemptions                                                       (24,321)        (252,888)         (22,033)        (230,095)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                        (5,906)         (61,386)          29,105          308,506



CLASS C

   Subscriptions                                                     134,153        1,402,378          186,423        1,975,228

   Distributions reinvested                                            8,314           86,595            8,495           89,314

   Redemptions                                                      (109,019)      (1,132,738)        (165,202)      (1,728,401)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                        33,448          356,235           29,716          336,141



CLASS G

   Subscriptions                                                          --               --               --               --

   Distributions reinvested                                              179            1,871              181            1,910

   Redemptions                                                        (1,367)         (14,136)          (1,120)         (11,627)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                   (1,188)         (12,265)            (939)          (9,717)



CLASS T

   Subscriptions                                                       3,122           32,446            4,568           47,546

   Distributions reinvested                                           21,645          225,400           21,490          225,826

   Redemptions                                                       (71,289)        (740,566)         (83,658)        (882,457)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                  (46,522)        (482,720)         (57,600)        (609,085)



CLASS Z

   Subscriptions                                                   1,303,085       13,600,454          971,469       10,255,487

   Distributions reinvested                                           13,436          140,015           13,438          141,245

   Redemptions                                                    (1,944,976)     (20,250,186)      (1,738,592)     (18,122,547)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                      (628,455)      (6,509,717)        (753,685)      (7,725,815)












                                                                                COLUMBIA NEW YORK INTERMEDIATE

                                                                                     MUNICIPAL BOND FUND

                                                               ----------------------------------------------------------------

                                                                         YEAR ENDED                        YEAR ENDED

                                                                      OCTOBER 31, 2005                  OCTOBER 31, 2004

                                                               ------------------------------    ------------------------------

                                                                  SHARES         DOLLARS ($)        SHARES         DOLLARS ($)

                                                               -------------    -------------    -------------    -------------


CLASS A

   Subscriptions                                                      49,255          582,264          316,426        3,779,449

   Distributions reinvested                                            9,937          117,434           16,364          194,333

   Redemptions                                                      (300,316)      (3,531,044)        (597,453)      (7,122,634)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                      (241,124)      (2,831,346)        (264,663)      (3,148,852)



CLASS B

   Subscriptions                                                      83,811          989,719          198,417        2,338,024

   Distributions reinvested                                            4,513           53,303            4,418           52,541

   Redemptions                                                      (138,103)      (1,628,685)         (85,798)      (1,008,751)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                       (49,779)        (585,663)         117,037        1,381,814



CLASS C

   Subscriptions                                                     123,184        1,455,184          136,061        1,620,163

   Distributions reinvested                                            4,210           49,721            5,062           60,179

   Redemptions                                                       (71,025)        (843,903)        (139,016)      (1,629,044)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                        56,369          661,002            2,107           51,298



CLASS G

   Subscriptions                                                         186            2,200              143            1,700

   Distributions reinvested                                              386            4,558              664            7,897

   Redemptions                                                       (11,669)        (137,740)         (12,919)        (152,463)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                  (11,097)        (130,982)         (12,112)        (142,866)



CLASS T

   Subscriptions                                                      26,879          317,969           27,018          322,073

   Distributions reinvested                                           45,269          534,607           49,129          584,517

   Redemptions                                                      (329,228)      (3,882,144)        (327,684)      (3,870,808)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                 (257,080)      (3,029,568)        (251,537)      (2,964,218)



CLASS Z

   Subscriptions                                                   2,482,452       29,334,825        1,860,543       22,202,442

   Distributions reinvested                                           10,736          127,028           13,166          157,031

   Redemptions                                                    (1,057,954)     (12,489,537)      (1,392,154)     (16,581,786)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                     1,435,234       16,972,316          481,555        5,777,687












                                                                              COLUMBIA RHODE ISLAND INTERMEDIATE

                                                                                     MUNICIPAL BOND FUND

                                                               ----------------------------------------------------------------

                                                                         YEAR ENDED                        YEAR ENDED

                                                                      OCTOBER 31, 2005                  OCTOBER 31, 2004

                                                               ------------------------------    ------------------------------

                                                                  SHARES         DOLLARS ($)        SHARES         DOLLARS ($)

                                                               -------------    -------------    -------------    -------------


CLASS A

   Subscriptions                                                      70,164          798,309           38,102          441,474

   Distributions reinvested                                            3,600           40,937            2,030           23,300

   Redemptions                                                       (10,898)        (124,210)          (6,899)         (77,747)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                        62,866          715,036           33,233          387,027



CLASS B

   Subscriptions                                                      11,011          126,248           29,362          337,320

   Distributions reinvested                                            1,914           21,785            1,676           19,244

   Redemptions                                                       (17,687)        (202,130)         (13,920)        (159,527)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                        (4,762)         (54,097)          17,118          197,037



CLASS C

   Subscriptions                                                       5,019           57,074           20,645          236,665

   Distributions reinvested                                            2,518           28,667            2,379           27,319

   Redemptions                                                       (21,658)        (246,314)         (53,131)        (617,199)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                       (14,121)        (160,573)         (30,107)        (353,215)



CLASS G

   Subscriptions                                                          --               --               --               --

   Distributions reinvested                                              755            8,602              822            9,439

   Redemptions                                                       (11,159)        (126,107)          (7,588)         (88,417)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                  (10,404)        (117,505)          (6,766)         (78,978)



CLASS T

   Subscriptions                                                      11,037          126,009           24,780          286,360

   Distributions reinvested                                           36,181          411,751           38,167          438,430

   Redemptions                                                      (205,374)      (2,338,728)      (2,389,657)     (27,908,761)

                                                               -------------    -------------    -------------    -------------

       Net decrease                                                 (158,156)      (1,800,968)      (2,326,710)     (27,183,971)



CLASS Z

   Subscriptions                                                     941,543       10,720,685        3,002,471       34,950,599

   Distributions reinvested                                           13,066          149,172            4,567           52,417

   Redemptions                                                    (1,115,188)     (12,700,192)      (2,237,138)     (25,666,733)

                                                               -------------    -------------    -------------    -------------

       Net increase (decrease)                                      (160,579)      (1,830,335)         769,900        9,336,283






         92-93 Spread | See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS __________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



NOTE 1. ORGANIZATION



Columbia Funds Trust V and Columbia Funds Series Trust I (collectively, the

"Trusts") are each a Massachusetts business trust registered under the

Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):



   Columbia Connecticut Intermediate Municipal

       Bond Fund ("Connecticut")

   Columbia Intermediate Municipal

       Bond Fund ("Intermediate Municipal") (formerly Columbia

       Intermediate Tax-Exempt Bond Fund)

   Columbia Massachusetts Intermediate Municipal

       Bond Fund ("Massachusetts")

   Columbia New Jersey Intermediate Municipal

       Bond Fund ("New Jersey")

   Columbia New York Intermediate Municipal

       Bond Fund ("New York")

   Columbia Rhode Island Intermediate Municipal

       Bond Fund ("Rhode Island")



Each of the Funds except for Intermediate Municipal is non-diversified and is a series of Columbia Funds Trust V. On September 23, 2005, the Nations

Intermediate Municipal Bond Fund, Nations Kansas Municipal Income Fund, Nations

Tennessee Intermediate Municipal Bond Fund and Columbia Pennsylvania

Intermediate Municipal Bond Fund merged into the Columbia Intermediate

Tax-Exempt Bond Fund, which is a diversified portfolio. The newly combined Fund was then renamed Columbia Intermediate Municipal Bond Fund and was then reorganized as a series of Columbia Funds Series Trust I. Prior to September 23,

2005, Columbia Intermediate Municipal Bond Fund was a series of Columbia Funds

Trust V.



INVESTMENT GOAL



Each Fund, with the exception of Intermediate Municipal, seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from the personal income tax of its state, as is consistent with relative stability of principal. Intermediate Municipal seeks to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.



FUND SHARES



The Funds may issue an unlimited number of shares and each offers six classes of shares: Class A, Class B, Class C, Class G, Class T and Class Z. Each share class has its own sales charge and expense structure.



Class A shares and Class T shares are subject to a maximum front-end sales charge of 3.25% and 4.75%, respectively, based on the amount of initial investment. Prior to August 22, 2005, Class A shares were subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class

A and Class T shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00%

contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B and Class G shares purchases of less than $50,000 are subject to a maximum CDSC of 3.00% and 5.00%, respectively,

based upon the holding period after purchase. Class B shares will convert to

Class A shares eight years after purchase and Class G shares will convert to

Class T shares eight years after purchase. Class C shares are subject to a 1.00%

CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.



NOTE 2. SIGNIFICANT ACCOUNTING POLICIES



USE OF ESTIMATES



The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.



SECURITY VALUATION



Debt securities generally are valued by pricing services approved by the Funds'

Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality,

coupon rate,

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.



Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.



Investments in other open-end investment companies are valued at net asset value.



Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.



Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.



SECURITY TRANSACTIONS



Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.



FUTURES CONTRACTS



The Funds may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3)

an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.



Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement.

Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable receivable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.



DELAYED DELIVERY SECURITIES



The Funds may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices. The Funds identify cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.



INCOME RECOGNITION



Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted,

respectively, on all debt securities. Dividend income is recorded on the ex-date.



DETERMINATION OF CLASS NET ASSET VALUES



All income, expenses (other than class-specific expenses, as shown on the

Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



FEDERAL INCOME TAX STATUS



Each Fund intends to qualify each year as a "regulated investment company" under

Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.



DISTRIBUTIONS TO SHAREHOLDERS



Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.



NOTE 3. FEDERAL TAX INFORMATION



The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.



For the year ended October 31, 2005, permanent book and tax basis differences resulting primarily from differing treatments for market discount reclassifications, amortization/accretion adjustments on debt securities and non-deductible merger fees were identified and reclassified among the components of the Funds' net assets as follows:



                            Undistributed       Accumulated

                            Net Investment      Net Realized

                            Income (Loss)       Gain (Loss)      Paid-In Capital

--------------------------------------------------------------------------------

Connecticut                  $     1,699        $       --         $    (1,699)

--------------------------------------------------------------------------------

Intermediate Municipal           819,046          (943,470)            124,424

--------------------------------------------------------------------------------

Massachusetts                    (18,054)           18,054                  --

--------------------------------------------------------------------------------

New Jersey                       (25,721)           25,721                  --

--------------------------------------------------------------------------------

New York                            (218)              218                  --

--------------------------------------------------------------------------------

Rhode Island                        (106)              106                  --



Net investment income and net realized gains (losses), as disclosed on the

Statements of Operations, and net assets were not affected by these reclassifications.



The tax character of distributions paid during the years ended October 31, 2005 and October 31, 2004 was as follows:



                                              October 31, 2005

--------------------------------------------------------------------------------

                              Tax-Exempt         Ordinary            Long-Term

                                Income           Income *          Capital Gains

--------------------------------------------------------------------------------

Connecticut                  $ 6,663,464        $       --         $        --

--------------------------------------------------------------------------------

Intermediate Municipal        25,992,355            25,737           3,526,596

--------------------------------------------------------------------------------

Massachusetts                 11,747,461            16,404           1,053,045

--------------------------------------------------------------------------------

New Jersey                     2,819,071             1,763             323,667

--------------------------------------------------------------------------------

New York                       4,435,426                --             132,455

--------------------------------------------------------------------------------

Rhode Island                   4,567,111                --             161,337

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



                                              October 31, 2004

--------------------------------------------------------------------------------

                             Tax-Exempt          Ordinary            Long-Term

                               Income            Income *          Capital Gains

--------------------------------------------------------------------------------

Connecticut                  $ 6,880,363        $   15,483         $        --

--------------------------------------------------------------------------------

Intermediate Municipal        20,826,383            22,007             450,074

--------------------------------------------------------------------------------

Massachusetts                 13,090,505                --                  --

--------------------------------------------------------------------------------

New Jersey                     2,918,302                --             267,835

--------------------------------------------------------------------------------

New York                       3,995,274                --             239,318

--------------------------------------------------------------------------------

Rhode Island                   4,651,332             1,532                  --



      *   For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.



As of October 31, 2005, the components of distributable earnings on a tax basis were as follows:









                             Undistributed      Undistributed  Undistributed    Net Unrealized

                               Tax-Exempt         Ordinary       Long-term       Appreciation

                                 Income            Income      Capital Gains    (Depreciation)*

-----------------------------------------------------------------------------------------------


Connecticut                  $   551,341        $         --    $        --     $    4,851,959

-----------------------------------------------------------------------------------------------

Intermediate Municipal         7,476,742             186,459      2,794,642         57,387,509

-----------------------------------------------------------------------------------------------

Massachusetts                    822,223                  --      2,423,578          7,828,223

-----------------------------------------------------------------------------------------------

New Jersey                       200,507               6,046        459,148          2,268,765

-----------------------------------------------------------------------------------------------

New York                         347,929              19,119         68,333          4,798,841

-----------------------------------------------------------------------------------------------

Rhode Island                     339,073              15,493        285,500          4,637,560






      *   The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to wash sales, discount accretion/premium on debt securities, current year income distribution payables, non-deductible deferred trustees fees and straddle deferrals.



Unrealized appreciation and depreciation at October 31, 2005, based on cost of investments for federal income tax purposes, was:



                                                                  Net Unrealized

                              Unrealized         Unrealized        Appreciation

                             Appreciation       Depreciation      (Depreciation)

--------------------------------------------------------------------------------

Connecticut                  $ 5,781,028      $   (929,069)        $ 4,851,959

--------------------------------------------------------------------------------

Intermediate Municipal        67,685,884       (10,298,375)         57,387,509

--------------------------------------------------------------------------------

Massachusetts                  9,569,979        (1,741,756)          7,828,223

--------------------------------------------------------------------------------

New Jersey                     2,510,996          (242,231)          2,268,765

--------------------------------------------------------------------------------

New York                       5,343,690          (544,849)          4,798,841

--------------------------------------------------------------------------------

Rhode Island                   4,976,213          (338,653)          4,637,560



The following capital loss carryforwards, determined as of October 31, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:



                                                                   Intermediate

Year of Expiration                            Connecticut           Municipal

--------------------------------------------------------------------------------

 2007                                         $         --         $   734,446

--------------------------------------------------------------------------------

 2008                                              326,588             186,147

--------------------------------------------------------------------------------

   Total                                      $    326,588         $   920,593

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



The following capital loss carryforwards were utilized or lost during the year ended October 31, 2005:



Connecticut                          $   147,743

---------------------------------------------------

Intermediate Municipal                    92,387

---------------------------------------------------

Massachusetts                            110,536

---------------------------------------------------

New Jersey                                    --

---------------------------------------------------

New York                                      --

---------------------------------------------------

Rhode Island                                  --

---------------------------------------------------



The capital loss carryforwards attributable to Intermediate Municipal remain from the Fund's merger with the Columbia Pennsylvania Intermediate Municipal

Bond Fund (see Note 9). The availability of a portion of these capital loss carryforwards may be limited in a given year.



NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES



INVESTMENT ADVISORY FEE



Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds. Prior to September 30, 2005, Columbia Management Advisors, Inc. was

the investment advisor to the Funds under the same fee structure. On September

30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital

Management, LLC. At that time, the investment advisor was then renamed Columbia

Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on each Fund's average daily net assets as follows:



   Average Daily Net Assets         Annual Fee Rate

---------------------------------------------------

First $500 million                        0.48%

---------------------------------------------------

$500 million to $1 billion                0.43%

---------------------------------------------------

$1 billion to $1.5 billion                0.40%

---------------------------------------------------

$1.5 billion to $3 billion                0.37%

---------------------------------------------------

$3 billion to $6 billion                  0.36%

---------------------------------------------------

Over $6 billion                           0.35%



For the year ended October 31, 2005, the Fund's effective investment advisory fee rates for the Funds were as follows:



Connecticut                               0.48%

---------------------------------------------------

Intermediate Municipal                    0.46%

---------------------------------------------------

Massachusetts                             0.48%

---------------------------------------------------

New Jersey                                0.48%

---------------------------------------------------

New York                                  0.48%

---------------------------------------------------

Rhode Island                              0.48%



ADMINISTRATION FEE



Columbia provides administrative and other services to the Funds for a monthly administration fee at the annual rate of 0.067% of each Fund's average daily net assets.



PRICING & BOOKKEEPING FEES



Columbia is responsible for providing pricing and bookkeeping services to the

Funds under a pricing and bookkeeping agreement. Under a separate agreement (the

"Outsourcing Agreement"), Columbia has delegated those functions to State Street

Corporation ("State Street"). As a result Columbia pays the total fees collected to State Street under the Outsourcing Agreement.



Under its pricing and bookkeeping agreement with the Funds, Columbia receives an annual fee based on the average daily net assets of each Fund as follows:



  Average Daily Net Assets          Annual Fee Rate

---------------------------------------------------

First $50 million                     $  25,000

---------------------------------------------------

$50 million to $200 million           $  35,000

---------------------------------------------------

$200 million to $500 million          $  50,000

---------------------------------------------------

$500 million to $1 billion            $  85,000

---------------------------------------------------

Over $1 billion                       $ 125,000



An additional flat rate fee of $10,000 is charged to each Fund due to its multiple class structure. The Funds also pay additional fees for pricing services based on the number of securities held by each Fund.



For the year ended October 31, 2005, the effective pricing and bookkeeping fee rate for the Funds, inclusive of out-of-pocket expenses, were as follows:



Connecticut                              0.030%

---------------------------------------------------

Intermediate Municipal                   0.018%

---------------------------------------------------

Massachusetts                            0.025%

---------------------------------------------------

New Jersey                               0.068%

---------------------------------------------------

New York                                 0.040%

---------------------------------------------------

Rhode Island                             0.044%



TRANSFER AGENT FEE



Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of

Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Funds. The Transfer Agent has contracted with Boston Financial Data Services

("BFDS") to serve as sub-transfer agent. On August 22, 2005, Columbia Funds

Services, Inc. was renamed Columbia Management Services, Inc. For such services,

the Transfer Agent receives a fee from each Fund, paid

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



monthly, at the annual rate of $34.00 per open account. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.



For the period from November 1, 2004 through October 31, 2005, the Transfer

Agent has voluntarily agreed to waive a portion of its transfer agent fee for

Intermediate Municipal, New Jersey and the New York. This arrangement will be discontinued by the Transfer Agent effective November 1, 2005. In addition, for the period from September 1, 2005 through October 31, 2005, the Transfer Agent has voluntarily agreed to waive a portion of its fees for all Funds to reflect reduced contractual fees that will be charged to the Funds effective November 1,

2005. For the year ended October 31, 2005, the Transfer Agent waived fees as follows:



Connecticut                          $       798

---------------------------------------------------

Intermediate Municipal                     5,290

---------------------------------------------------

Massachusetts                              3,897

---------------------------------------------------

New Jersey                                 1,264

---------------------------------------------------

New York                                   2,102

---------------------------------------------------

Rhode Island                                 732



For the year ended October 31, 2005, the effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and net of fee waivers, were as follows:



Connecticut                                0.03%

---------------------------------------------------

Intermediate Municipal                     0.02%

---------------------------------------------------

Massachusetts                              0.03%

---------------------------------------------------

New Jersey                                 0.03%

---------------------------------------------------

New York                                   0.03%

---------------------------------------------------

Rhode Island                               0.02%



UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES



Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of

Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Funds. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed

Columbia Management Distributors, Inc. For the year ended October 31, 2005, the

Distributor has retained net underwriting discounts and net CDSC fees as follows:









                             FRONT-END

                           SALES CHARGE                                       CDSC

---------------------------------------------------------------------------------------------------------

                         CLASS A   CLASS T               CLASS A   CLASS B   CLASS C   CLASS G   CLASS T

---------------------------------------------------------------------------------------------------------


Connecticut              $ 2,499   $   109               $    --   $20,029   $    68   $   152   $    --

---------------------------------------------------------------------------------------------------------

Intermediate Municipal     3,237        63                    --     4,334         7       491        --

---------------------------------------------------------------------------------------------------------

Massachusetts              2,000       133                    --    17,509       168     2,142        --

---------------------------------------------------------------------------------------------------------

New Jersey                 1,712        94                    --     4,833       618        --        --

---------------------------------------------------------------------------------------------------------

New York                   1,509         4                 3,088    12,788        38       491        --

---------------------------------------------------------------------------------------------------------

Rhode Island               1,920       152                    --     7,284       264     3,460        --






The Funds have adopted a 12b-1 plan (the "Plan") which allows the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:









                                  DISTRIBUTION FEE                               SERVICE

---------------------------------------------------------------------------------------------------------

                           CLASS B   CLASS C 1  CLASS G 2        CLASS A   CLASS B   CLASS C   CLASS G 2

---------------------------------------------------------------------------------------------------------


Connecticut                 0.75%     0.75%       0.65%           0.25%     0.25%     0.25%       0.50%

---------------------------------------------------------------------------------------------------------

Intermediate Municipal      0.65%     0.65% 3     0.65%           0.20%     0.20%     0.20%       0.50%

---------------------------------------------------------------------------------------------------------

Massachusetts               0.75%     0.75%       0.65%           0.25%     0.25%     0.25%       0.50%

---------------------------------------------------------------------------------------------------------

New Jersey                  0.75%     0.75%       0.65%           0.25%     0.25%     0.25%       0.50%

---------------------------------------------------------------------------------------------------------

New York                    0.75%     0.75%       0.65%           0.25%     0.25%     0.25%       0.50%

---------------------------------------------------------------------------------------------------------

Rhode Island                0.75%     0.75%       0.65%           0.25%     0.25%     0.25%       0.50%






1     With the exception of Intermediate Municipal, the Distributor has voluntarily limited a portion of Class C shares distribution fees so that the combined distribution and service fees will not exceed 0.65% annually of average net assets.



2     Under the Plan, the Funds do not intend to pay more than a total of 0.80%

      annually for Class G shares. Of the 0.50% service fee for Class G shares,

      0.25% relates to shareholder liaison fees and 0.25% relates to administrative support fees.



3     The Distributor has voluntarily limited a portion of Intermediate

      Municipal's Class C shares distribution fees so that the combined distribution and service fees will not exceed 0.40% annually of average net assets.

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.



SHAREHOLDER SERVICES FEE



Each Fund has adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. Connecticut, Intermediate Municipal,

Massachusetts, New Jersey and New York do not intend to pay more than 0.15%

annually for Class T shareholder services fees. No fees were charged under the

Class T service plan with respect to Rhode Island.



EXPENSE LIMITS AND FEE WAIVERS



Effective September 26, 2005, Columbia has contractually agreed to waive fees and reimburse certain expenses to the extent that total expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.50% annually of the average daily net assets for Intermediate Municipal.



CUSTODY CREDITS



Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.



FEES PAID TO OFFICERS AND TRUSTEES



With the exception of one officer, all officers of the Funds are employees of

Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee for the Office of the Chief

Compliance Officer will not exceed $15,000 per year.



The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the

Funds' assets.



OTHER



Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. For the year ended October 31, 2005, the Funds paid fees to Columbia for such services as follows:



Connecticut                              $    1,690

--------------------------------------------------------

Intermediate Municipal                        2,011

--------------------------------------------------------

Massachusetts                                 1,828

--------------------------------------------------------

New Jersey                                    1,582

--------------------------------------------------------

New York                                      1,625

--------------------------------------------------------

Rhode Island                                  1,625



These amounts are included in "Other expenses" on the Statements of Operations.



NOTE 5. PORTFOLIO INFORMATION



For the year ended October 31, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:



                              Purchases            Sales

--------------------------------------------------------------

Connecticut                 $ 18,801,285        $ 17,154,535

--------------------------------------------------------------

Intermediate Municipal       156,381,585         135,648,816

--------------------------------------------------------------

Massachusetts                 48,355,535          56,331,427

--------------------------------------------------------------

New Jersey                    10,778,313          16,395,996

--------------------------------------------------------------

New York                      14,741,756           5,042,490

--------------------------------------------------------------

Rhode Island                  14,211,344          15,790,279



NOTE 6. LINE OF CREDIT



The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust

Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations. For the year ended October 31, 2005, the Funds did not borrow under this arrangement.



NOTE 7. SHARES OF BENEFICIAL INTEREST



As of October 31, 2005, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



operations of the Funds. The number of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:



                              Number of           % of Shares

                             Shareholders       Outstanding Held

--------------------------------------------------------------------

Connecticut                       1                   69.1

--------------------------------------------------------------------

Intermediate Municipal            1                   90.1

--------------------------------------------------------------------

Massachusetts                     1                   75.0

--------------------------------------------------------------------

New Jersey                        1                   73.6

--------------------------------------------------------------------

New York                          1                   77.0

--------------------------------------------------------------------

Rhode Island                      1                   84.0



NOTE 8. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES



CONCENTRATION OF CREDIT RISK



The Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Funds' insurers is rated AAA by

Moody's Investor Services Inc. At October 31, 2005, investments supported by private insurers that represent greater than 5% of the total investments of the

Funds were as follows:



Connecticut                                 % of Total

Insurer                                     Investments

----------------------------------------------------------

MBIA Insurance Corp.                            27.2

----------------------------------------------------------

Financial Guaranty Insurance Corp.              15.9

----------------------------------------------------------

Ambac Assurance Corp.                           11.3

----------------------------------------------------------

Financial Security Assurance, Inc.               8.2



Massachusetts                               % of Total

Insurer                                     Investments

----------------------------------------------------------

MBIA Insurance Corp.                            28.9

----------------------------------------------------------

Ambac Assurance Corp.                            9.5

----------------------------------------------------------

Financial Guaranty Insurance Co.                 6.3



New York                                      % of Total

Insurer                                      Investments

----------------------------------------------------------

MBIA Insurance Corp.                            18.5

----------------------------------------------------------

Financial Guaranty Insurance Corp.              11.5

----------------------------------------------------------

Ambac Assurance Corp.                            9.6



Intermediate Municipal                        % of Total

Insurer                                      Investments

----------------------------------------------------------

MBIA Insurance Corp.                            19.6

----------------------------------------------------------

Financial Guaranty Insurance Corp.              13.9

----------------------------------------------------------

Ambac Assurance Corp.                           10.5

----------------------------------------------------------

Financial Security Assurance, Inc.               9.4



New Jersey                                    % of Total

Insurer                                      Investments

----------------------------------------------------------

Ambac Assurance Corp.                           18.9

----------------------------------------------------------

Financial Guaranty Insurance Corp.              16.4

----------------------------------------------------------

Financial Security Assurance, Inc.              13.6

----------------------------------------------------------

MBIA Insurance Corp.                            12.9



Rhode Island                                  % of Total

Insurer                                      Investments

----------------------------------------------------------

Financial Security Assurance, Inc.              25.1

----------------------------------------------------------

MBIA Insurance Corp.                            23.0

----------------------------------------------------------

Ambac Assurance Corp.                           15.7

----------------------------------------------------------

Financial Guaranty Insurance Corp.              12.2

----------------------------------------------------------

XL Capital Assurance, Inc.                       6.9

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS





GEOGRAPHIC CONCENTRATION



Connecticut, Intermediate Municipal Bond, Massachusetts, New Jersey, New York

and Rhode Island have greater than 5% of their total investments at October 31,

2005 invested in debt obligations issued by each state and their political subdivisions, agencies and public authorities. The Funds are more susceptible to economic and political factors adversely affecting issuers of each state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.



ISSUER FOCUS



As a non-diversified fund, Connecticut, Massachusetts, New Jersey, New York and

Rhode Island may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Funds may, therefore,

have a greater risk of loss from a few issuers than a similar fund that invests more broadly.



LEGAL PROCEEDINGS



On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC) ("Columbia") and Columbia Funds

Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.

(the "Distributor") (collectively, the "Columbia Group") entered into an

Assurance of Discontinuance with the New York Attorney General ("NYAG") (the

"NYAG Settlement") and consented to the entry of a cease-and-desist order by the

Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and

the NYAG Settlement are referred to collectively as the "Settlements". The

Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and

NYAG in March 2004.



Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant

(see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires

Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.



Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Funds or its shareholders cannot currently be determined.



As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.



A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America

Corporation Form 8-K filing on February 10, 2005.

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds,

FleetBoston Financial Corporation and its affiliated entities and/or Bank of

America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston

Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in

Maryland and consolidated in a multi-district proceeding (the "MDL").



The derivative cases purportedly brought on behalf of the Columbia Funds in the

MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds,

removal of the Columbia Group, disgorgement of all management fees and monetary damages.



On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.



The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.



On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the

Columbia Funds and Columbia. The lawsuit alleged that defendants violated common law duties to fund shareholders as well as sections of the Investment Company

Act of 1940, by failing to ensure that the Funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs alleged that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions. Plaintiffs filed a notice of voluntary dismissal of the lawsuit as to all defendants and all claims, without prejudice, which was so-ordered by the judge on or about

November 9, 2005.



In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law.

The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2,

2005, the actions were consolidated in the Massachusetts federal court as IN RE

COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed.



For the year ended October 31, 2005, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:



Connecticut                              $     3,429

------------------------------------------------------

Intermediate Municipal                        10,215

------------------------------------------------------

Massachusetts                                  5,930

------------------------------------------------------

New Jersey                                     1,476

------------------------------------------------------

New York                                       2,335

------------------------------------------------------

Rhode Island                                   2,238



NOTE 9. BUSINESS COMBINATIONS AND MERGERS



On September 23, 2005, the Nations Intermediate Municipal Bond Fund, Nations

Kansas Municipal Income Fund, Nations Tennessee Intermediate Municipal Bond Fund

and Columbia Pennsylvania Intermediate Municipal Bond Fund (collectively, the

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



 "Target Funds") merged into the Columbia Intermediate Tax-Exempt Bond Fund. The

Columbia Intermediate Tax-Exempt Bond Fund received a tax-free transfer of assets from Nations Intermediate Municipal Bond Fund, Nations Kansas Municipal

Income Fund, Nations Tennessee Intermediate Municipal Bond Fund and Columbia

Pennsylvania Intermediate Municipal Bond Fund as follows:









----------------------------------------------------------------------------------------------------------------

                                                             SHARES             NET ASSETS          UNREALIZED

                                                             ISSUED              RECEIVED         APPRECIATION 1

----------------------------------------------------------------------------------------------------------------


Nations Intermediate Municipal Bond Fund                    148,191,884       $1,550,152,258      $   52,731,995

----------------------------------------------------------------------------------------------------------------

Nations Kansas Municipal Income Fund                          4,795,555           50,157,495           1,643,288

----------------------------------------------------------------------------------------------------------------

Nations Tennessee Intermediate Municipal Bond Fund            4,982,951           52,102,387           2,287,184

----------------------------------------------------------------------------------------------------------------

Columbia Pennsylvania Intermediate Municipal Bond Fund        2,172,139           22,723,207           1,012,718






                                                          NET ASSETS OF                           NET ASSETS OF

                                                            COLUMBIA            NET ASSETS           COLUMBIA

                                                          INTERMEDIATE            OF THE           INTERMEDIATE

                                                           TAX-EXEMPT          TARGET FUNDS         TAX-EXEMPT

                                                            BOND FUND          IMMEDIATELY          BOND FUND

                                                            PRIOR TO             PRIOR TO             AFTER

                                                           COMBINATION         COMBINATION         COMBINATION

----------------------------------------------------------------------------------------------------------------


                                                          $ 532,529,765       $1,675,135,347      $2,207,665,112






      1   Unrealized appreciation is included in the respective Net Assets

          Received.



The Columbia Intermediate Tax-Exempt Bond Fund was then renamed the Columbia

Intermediate Municipal Bond Fund.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,               PERIOD ENDED

                                                    ---------------------------------         OCTOBER 31,

CLASS A SHARES                                          2005                 2004             2003 (a)(b)

                                                    ------------         ------------         ------------


NET ASSET VALUE, BEGINNING OF PERIOD                $      11.04         $      10.99         $      10.98

                                                    ------------         ------------         ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                   0.37                 0.34                 0.36(d)

Net realized and unrealized gain (loss) on

  investments and futures contracts                        (0.35)                0.07                   --(e)

                                                    ------------         ------------         ------------

Total from investment operations                            0.02                 0.41                 0.36

                                                    ------------         ------------         ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.37)               (0.36)               (0.35)

                                                    ------------         ------------         ------------

NET ASSET VALUE, END OF PERIOD                      $      10.69         $      11.04         $      10.99

Total return (f)                                            0.15%(g)             3.76%                3.32%(g)(h)

                                                    ------------         ------------         ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (i)                                                0.94%                1.05%                1.01%(j)

Net investment income (i)                                   3.38%                3.13%                3.29%(j)

Waiver/reimbursement                                          --%(k)               --                 0.20%(j)

Portfolio turnover rate                                        9%                  16%                  15%

Net assets, end of period (000's)                   $     10,701         $     13,173         $     11,186

                                                    ------------         ------------         ------------






(a)   On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond

      Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.



(b)   Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.34.



(e)   Rounds to less than $0.01 per share.



(f)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   Not annualized.



(i)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(j)   Annualized.



(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,               PERIOD ENDED

                                                    ---------------------------------         OCTOBER 31,

CLASS B SHARES                                          2005                 2004             2003 (a)(b)

                                                    ------------         ------------         ------------


NET ASSET VALUE, BEGINNING OF PERIOD                $      11.04         $      10.99         $      10.98

                                                    ------------         ------------         ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                   0.29                 0.26                 0.28(d)

Net realized and unrealized gain (loss) on

  investments and futures contracts                        (0.35)                0.06                   --(e)

                                                    ------------         ------------         ------------

Total from investment operations                           (0.06)                0.32                 0.28

                                                    ------------         ------------         ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.29)               (0.27)               (0.27)

                                                    ------------         ------------         ------------

NET ASSET VALUE, END OF PERIOD                      $      10.69         $      11.04         $      10.99

Total return (f)                                           (0.60)%(g)            2.99%                2.57%(g)(h)

                                                    ------------         ------------         ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (i)                                                1.69%                1.80%                1.77%(j)

Net investment income (i)                                   2.63%                2.38%                2.54%(j)

Waiver/reimbursement                                          --%(k)               --                 0.20%(j)

Portfolio turnover rate                                        9%                  16%                  15%

Net assets, end of period (000's)                   $      5,039         $      6,036         $      5,368

                                                    ------------         ------------         ------------






(a)   On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond

      Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.



(b)   Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.26.



(e)   Rounds to less than $0.01 per share.



(f)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   Not annualized.



(i)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(j)   Annualized.



(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,               PERIOD ENDED

                                                    ---------------------------------         OCTOBER 31,

CLASS C SHARES                                          2005                 2004             2003 (a)(b)

                                                    ------------         ------------         ------------


NET ASSET VALUE, BEGINNING OF PERIOD                $      11.04         $      10.99         $      10.98

                                                    ------------         ------------         ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                   0.32                 0.30                 0.32(d)

Net realized and unrealized gain (loss) on

  investments and futures contracts                        (0.35)                0.06                   --(e)

                                                    ------------         ------------         ------------

Total from investment operations                           (0.03)                0.36                 0.32

                                                    ------------         ------------         ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.32)               (0.31)               (0.31)

                                                    ------------         ------------         ------------

NET ASSET VALUE, END OF PERIOD                      $      10.69         $      11.04         $      10.99

Total return (f)(g)                                        (0.25)%               3.35%                2.93%(h)

                                                    ------------         ------------         ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (i)                                                1.34%                1.45%                1.41%(j)

Net investment income (i)                                   2.98%                2.73%                2.91%(j)

Waiver/reimbursement                                        0.35%                0.35%                0.55%(j)

Portfolio turnover rate                                        9%                  16%                  15%

Net assets, end of period (000's)                   $      8,780         $     11,408         $     13,638

                                                    ------------         ------------         ------------






(a)   On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond

      Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.



(b)   Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.26.



(e)   Rounds to less than $0.01 per share.



(f)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   Not annualized.



(i)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                                                                    PERIOD

                                                                       YEAR ENDED OCTOBER 31,                       ENDED

                                                         ---------------------------------------------------       OCTOBER

                                                                                       2003                        31, 2001

CLASS G SHARES                                             2005          2004         (a)(b)          2002           (c)

                                                         --------      --------      --------       --------       --------


NET ASSET VALUE, BEGINNING OF PERIOD                     $  11.04      $  10.99      $  10.98       $  10.92       $  10.69

                                                         --------      --------      --------       --------       --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                        0.31(d)       0.28(d)       0.32(d)(e)     0.34(d)(f)     0.23(e)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                     (0.35)         0.07            --(g)        0.06(f)        0.23

                                                         --------      --------      --------       --------       --------

Total from investment operations                            (0.04)         0.35          0.32           0.40           0.46

                                                         --------      --------      --------       --------       --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                  (0.31)        (0.30)        (0.31)         (0.34)         (0.23)

                                                         --------      --------      --------       --------       --------

NET ASSET VALUE, END OF PERIOD                           $  10.69      $  11.04      $  10.99       $  10.98       $  10.92

Total return (h)                                            (0.40)%(i)     3.20%         2.92%(i)       3.79%(i)       4.33%(i)(j)

                                                         --------      --------      --------       --------       --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (k)                                                 1.49%         1.60%         1.63%          1.56%          1.69%(l)

Net investment income (k)                                    2.83%         2.58%         2.90%          3.21%(f)       3.21%(l)

Waiver/reimbursement                                           --%(m)        --          0.20%          0.21%          0.19%(l)

Portfolio turnover rate                                         9%           16%           15%             3%            36%(j)

Net assets, end of period (000's)                        $    249      $    310      $    345       $    138       $     46

                                                         --------      --------      --------       --------       --------






(a)   On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond

      Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.



(b)   On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond

      Fund, Retail B shares were redesignated Liberty Connecticut Intermediate

      Municipal Bond Fund, Class G shares.



(c)   The Galaxy Connecticut Intermediate Municipal Bond Fund began issuing

      Retail B shares on March 1, 2001.



(d)   Per share data was calculated using average shares outstanding during the period.



(e)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and the period ended October 31, 2001 was $0.30(d),

      $0.32 and $0.22, respectively.



(f)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.



(g)   Rounds to less than $0.01 per share.



(h)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(i)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(j)   Not annualized.



(k)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(l)   Annualized.



(m)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                               YEAR ENDED OCTOBER 31,

                                                         ------------------------------------------------------------------

                                                                                       2003

CLASS T SHARES                                             2005          2004         (a)(b)          2002           2001

                                                         --------      --------      --------       --------       --------


NET ASSET VALUE, BEGINNING OF PERIOD                     $  11.04      $  10.99      $  10.98       $  10.92       $  10.41

                                                         --------      --------      --------       --------       --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                        0.38(c)       0.36(c)       0.40(c)(d)     0.42(d)(e)     0.43(d)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                     (0.35)         0.06            --(f)        0.06(e)        0.50

                                                         --------      --------      --------       --------       --------

Total from investment operations                             0.03          0.42          0.40           0.48           0.93

                                                         --------      --------      --------       --------       --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                  (0.38)        (0.37)        (0.39)         (0.42)         (0.42)

                                                         --------      --------      --------       --------       --------

NET ASSET VALUE, END OF PERIOD                           $  10.69      $  11.04      $  10.99       $  10.98       $  10.92

Total return (g)                                             0.25%(h)      3.87%         3.64%(h)       4.51%(h)       9.10%(h)

                                                         --------      --------      --------       --------       --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (i)                                                 0.84%         0.95%         0.92%          0.87%          0.93%

Net investment income (i)                                    3.48%         3.23%         3.61%          3.90%(e)       3.97%

Waiver/reimbursement                                           --%(j)        --          0.20%          0.21%          0.19%

Portfolio turnover rate                                         9%           16%           15%             3%            36%

Net assets, end of period (000's)                        $ 25,418      $ 32,609      $ 37,766       $ 22,027       $ 27,691

                                                         --------      --------      --------       --------       --------






(a)   On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond

      Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.



(b)   On November 18, 2002, the Galaxy Connecticut Intermediate Municipal Bond

      Fund, Retail A shares were redesignated Liberty Connecticut Intermediate

      Bond Fund, Class T shares.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $ 0.38(c), $0.39 and $0.41,

      respectively.



(e)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.



(f)   Rounds to less than $0.01 per share.



(g)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(h)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(i)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                           COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                               YEAR ENDED OCTOBER 31,

                                                         ------------------------------------------------------------------

                                                                                       2003

CLASS Z SHARES                                             2005          2004         (a)(b)          2002           2001

                                                         --------      --------      --------       --------       --------


NET ASSET VALUE, BEGINNING OF PERIOD                     $  11.04      $  10.99      $  10.98       $  10.92       $  10.41

                                                         --------      --------      --------       --------       --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                        0.39(c)       0.37(c)       0.41(c)(d)     0.44(d)(e)     0.44(d)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                     (0.35)         0.06            --(f)        0.06(e)        0.51

                                                         --------      --------      --------       --------       --------

Total from investment operations                             0.04          0.43          0.41           0.50           0.95

                                                         --------      --------      --------       --------       --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                  (0.39)        (0.38)        (0.40)         (0.44)         (0.44)

                                                         --------      --------      --------       --------       --------

NET ASSET VALUE, END OF PERIOD                           $  10.69      $  11.04      $  10.99       $  10.98       $  10.92

Total return (g)                                             0.40%(h)      4.02%         3.82%(h)       4.67%(h)       9.32%(h)

                                                         --------      --------      --------       --------       --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (i)                                                 0.69%         0.80%         0.75%          0.72%          0.76%

Net investment income (i)                                    3.63%         3.38%         3.78%          4.05%(e)       4.14%

Waiver/reimbursement                                           --%(j)        --          0.20%          0.20%          0.17%

Portfolio turnover rate                                         9%           16%           15%             3%            36%

Net assets, end of period (000's)                        $134,144      $132,227      $145,145       $104,727       $113,952

                                                         --------      --------      --------       --------       --------






(a)   On October 13, 2003, the Liberty Connecticut Intermediate Municipal Bond

      Fund was renamed Columbia Connecticut Intermediate Municipal Bond Fund.



(b)   On November 18, 2002, the Galaxy Connecticut Municipal Bond Fund, Trust

      shares were redesignated Liberty Connecticut Intermediate Municipal Bond

      Fund, Class Z shares.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $0.39(c), $0.42 and $ 0.42,

      respectively.



(e)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.



(f)   Rounds to less than $0.01 per share.



(g)   Total return at net asset value assuming all distributions reinvested.



(h)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(i)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,               PERIOD ENDED

                                                    ---------------------------------         OCTOBER 31,

CLASS A SHARES                                        2005 (a)               2004             2003 (b)(c)

                                                    ------------         ------------         ------------


NET ASSET VALUE, BEGINNING OF PERIOD                $      10.72         $      10.65         $      10.54

                                                    ------------         ------------         ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (d)                                   0.38                 0.38                 0.36(e)

Net realized and unrealized gain (loss) on

  investments and futures contracts                        (0.33)                0.08                 0.11

                                                    ------------         ------------         ------------

Total from investment operations                            0.05                 0.46                 0.47

                                                    ------------         ------------         ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.39)               (0.38)               (0.36)

From net realized gains                                    (0.07)               (0.01)                  --

                                                    ------------         ------------         ------------

Total distributions declared to shareholders               (0.46)               (0.39)               (0.36)

                                                    ------------         ------------         ------------

NET ASSET VALUE, END OF PERIOD                      $      10.31         $      10.72         $      10.65

Total return (f)(g)                                         0.45%                4.44%                4.46%(h)

                                                    ------------         ------------         ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (i)                                                0.81%                0.93%                0.93%(j)

Net investment income (i)                                   3.67%                3.62%                3.61%(j)

Waiver/reimbursement                                        0.01%                  --%(k)             0.26%(j)

Portfolio turnover rate                                       21%                  16%                   9%

Net assets, end of period (000's)                   $     70,711         $     22,479         $     21,484

                                                    ------------         ------------         ------------






(a)   On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Municipal Bond Fund.



(b)   On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Tax-Exempt Bond Fund.



(c)   Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.



(d)   Per share data was calculated using average shares outstanding during the period.



(e)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.34.



(f)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   Not annualized.



(i)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(j)   Annualized.



(k)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,               PERIOD ENDED

                                                    ---------------------------------         OCTOBER 31,

CLASS B SHARES                                        2005 (a)               2004             2003 (b)(c)

                                                    ------------         ------------         ------------


NET ASSET VALUE, BEGINNING OF PERIOD                $      10.72         $      10.65         $      10.54

                                                    ------------         ------------         ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (d)                                   0.32                 0.31                 0.29(e)

Net realized and unrealized gain (loss) on

  investments and futures contracts                        (0.34)                0.08                 0.11

                                                    ------------         ------------         ------------

Total from investment operations                           (0.02)                0.39                 0.40

                                                    ------------         ------------         ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.32)               (0.31)               (0.29)

From net realized gains                                    (0.07)               (0.01)                  --

                                                    ------------         ------------         ------------

Total distributions declared to shareholders               (0.39)               (0.32)               (0.29)

                                                    ------------         ------------         ------------

NET ASSET VALUE, END OF PERIOD                      $      10.31         $      10.72         $      10.65

Total return (f)(g)                                        (0.20)%               3.76%                3.85%(h)

                                                    ------------         ------------         ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (i)                                                1.46%                1.58%                1.56%(j)

Net investment income (i)                                   3.02%                2.98%                2.99%(j)

Waiver/reimbursement                                        0.01%                0.01%                0.39%(j)

Portfolio turnover rate                                       21%                  16%                   9%

Net assets, end of period (000's)                   $      7,040         $      2,605         $      3,024

                                                    ------------         ------------         ------------






(a)   On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Municipal Bond Fund.



(b)   On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Tax-Exempt Bond Fund.



(c)   Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.



(d)   Per share data was calculated using average shares outstanding during the period.



(e)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.27.



(f)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   Not annualized.



(i)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,               PERIOD ENDED

                                                    ---------------------------------         OCTOBER 31,

CLASS C SHARES                                        2005 (a)               2004             2003 (b)(c)

                                                    ------------         ------------         ------------


NET ASSET VALUE, BEGINNING OF PERIOD                $      10.72         $      10.65         $      10.54

                                                    ------------         ------------         ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (d)                                   0.36                 0.36                 0.34(e)

Net realized and unrealized gain (loss) on

  investments and futures contracts                        (0.33)                0.08                 0.11

                                                    ------------         ------------         ------------

Total from investment operations                            0.03                 0.44                 0.45

                                                    ------------         ------------         ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.37)               (0.36)               (0.34)

From net realized gains                                    (0.07)               (0.01)                  --

                                                    ------------         ------------         ------------

Total distributions declared to shareholders               (0.44)               (0.37)               (0.34)

                                                    ------------         ------------         ------------

NET ASSET VALUE, END OF PERIOD                      $      10.31         $      10.72         $      10.65

Total return (f)(g)                                         0.25%                4.23%                4.27%(h)

                                                    ------------         ------------         ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (i)                                                1.01%                1.13%                1.12%(j)

Net investment income (i)                                   3.47%                3.42%                3.41%(j)

Waiver/reimbursement                                        0.46%                0.45%                0.82%(j)

Portfolio turnover rate                                       21%                  16%                   9%

Net assets, end of period (000's)                   $      8,318         $      3,034         $      1,520

                                                    ------------         ------------         ------------






(a)   On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Municipal Bond Fund.



(b)   On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Tax-Exempt Bond Fund.



(c)   Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.



(d)   Per share data was calculated using average shares outstanding during the period.



(e)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.27.



(f)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   Not annualized.



(i)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                                                                      PERIOD

                                                                       YEAR ENDED OCTOBER 31,                          ENDED

                                                         --------------------------------------------------           OCTOBER

                                                                                       2003                          31, 2001

CLASS G SHARES                                           2005 (a)        2004         (b)(c)          2002              (d)

                                                         --------      --------      --------       -------          ---------


NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.72      $  10.65      $  10.61       $ 10.50          $   10.26

                                                         --------      --------      --------       -------          ---------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                        0.32(e)       0.32(e)       0.32(e)(f)    0.30(e)(f)(g)      0.22(f)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                     (0.34)         0.08          0.04          0.09(g)            0.23

                                                         --------      --------      --------       -------          ---------

Total from investment operations                            (0.02)         0.40          0.36          0.39               0.45

                                                         --------      --------      --------       -------          ---------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                  (0.32)        (0.32)        (0.32)        (0.28)             (0.21)

From net realized gains                                     (0.07)        (0.01)           --            --                 --

                                                         --------      --------      --------       -------          ---------

Total distributions declared to shareholders                (0.39)        (0.33)        (0.32)        (0.28)             (0.21)

                                                         --------      --------      --------       -------          ---------

NET ASSET VALUE, END OF PERIOD                           $  10.31      $  10.72      $  10.65       $ 10.61          $   10.50

Total return (h)(i)                                         (0.15)%        3.81%         3.37%         3.77%              4.41%(j)

                                                         --------      --------      --------       -------          ---------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (k)                                                 1.41%         1.54%         1.55%         1.53%              1.66%(l)

Net investment income (k)                                    3.07%         3.01%         3.02%         2.80%(g)           3.12%(l)

Waiver/reimbursement                                         0.01%           --%(m)      0.21%         0.29%              1.27%(l)

Portfolio turnover rate                                        21%           16%            9%           60%                88%

Net assets, end of period (000's)                        $    458      $    857      $  1,992       $   227          $       6

                                                         --------      --------      --------       -------          ---------






(a)   On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Municipal Bond Fund.



(b)   On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Tax-Exempt Bond Fund.



(c)   On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail

      B shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund,

      Class G shares.



(d)   The Galaxy Intermediate Tax-Exempt Bond Fund began issuing Retail B shares on March 1, 2001.



(e)   Per share data was calculated using average shares outstanding during the period.



(f)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002, and the period ended October 31, 2001 was

      $0.30(e), $0.27(e), and $0.13, respectively.



(g)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.



(h)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(i)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(j)   Not annualized.



(k)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(l)   Annualized.



(m)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:









                                                                               YEAR ENDED OCTOBER 31,

                                                         -------------------------------------------------------------------

                                                                                       2003

CLASS T SHARES                                           2005 (a)        2004         (b)(c)          2002             2001

                                                         --------      --------      --------       -------          -------


NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.72      $  10.65      $  10.61       $ 10.50          $ 10.01

                                                         --------      --------      --------       -------          -------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                        0.39(d)       0.39(d)       0.38(d)(e)    0.36(d)(e)(f)    0.40(e)

Net realized and unrealized gain (loss) on

  investments and futures contracts                         (0.34)         0.08          0.04          0.11(f)          0.49

                                                         --------      --------      --------       -------          -------

Total from investment operations                             0.05          0.47          0.42          0.47             0.89

                                                         --------      --------      --------       -------          -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                  (0.39)        (0.39)        (0.38)        (0.36)           (0.40)

From net realized gains                                     (0.07)        (0.01)           --            --               --

                                                         --------      --------      --------       -------          -------

Total distributions declared to shareholders                (0.46)        (0.40)        (0.38)        (0.36)           (0.40)

                                                         --------      --------      --------       -------          -------

NET ASSET VALUE, END OF PERIOD                           $  10.31      $  10.72      $  10.65       $ 10.61          $ 10.50

Total return (g)(h)                                          0.50%         4.49%         4.05%         4.59%            9.02%

                                                         --------      --------      --------       -------          -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (i)                                                 0.76%         0.88%         0.89%         0.86%            0.91%

Net investment income (i)                                    3.72%         3.67%         3.66%         3.47%(f)         3.89%

Waiver/reimbursement                                         0.01%           --%(j)      0.21%         0.20%            0.18%

Portfolio turnover rate                                        21%           16%            9%           60%              88%

Net assets, end of period (000's)                        $ 17,261      $ 20,125      $ 24,307       $11,947          $13,746

                                                         --------      --------      --------       -------          -------






(a)   On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Municipal Bond Fund.



(b)   On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Tax-Exempt Bond Fund.



(c)   On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Retail

      A shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund,

      Class T shares.



(d)   Per share data was calculated using average shares outstanding during the period.



(e)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $0.36(d), $0.34(d) and $0.38,

      respectively.



(f)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.



(g)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(h)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(i)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                                       COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                                 YEAR ENDED OCTOBER 31,

                                                       -----------------------------------------------------------------------

                                                                                       2003

CLASS Z SHARES                                          2005 (a)         2004         (b)(c)          2002              2001

                                                       ----------      --------      --------       --------          --------


NET ASSET VALUE, BEGINNING OF PERIOD                   $    10.72      $  10.66      $  10.61       $  10.50          $  10.01

                                                       ----------      --------      --------       --------          --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                        0.40(d)       0.41(d)       0.40(d)(e)     0.38(d)(e)(f)     0.42(e)

Net realized and unrealized gain (loss) on

  investments and futures contracts                         (0.33)         0.07          0.05           0.11(f)           0.49

                                                       ----------      --------      --------       --------          --------

Total from investment operations                             0.07          0.48          0.45           0.49              0.91

                                                       ----------      --------      --------       --------          --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                  (0.41)        (0.41)        (0.40)         (0.38)            (0.42)

From net realized gains                                     (0.07)        (0.01)           --             --                --

                                                       ----------      --------      --------       --------          --------

Total distributions declared to shareholders                (0.48)        (0.42)        (0.40)         (0.38)            (0.42)

                                                       ----------      --------      --------       --------          --------

NET ASSET VALUE, END OF PERIOD                         $    10.31      $  10.72      $  10.66       $  10.61          $  10.50

Total return (g)(h)                                          0.65%         4.55%         4.28%          4.77%             9.23%

                                                       ----------      --------      --------       --------          --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL  DATA:

Expenses (i)                                                 0.61%         0.72%         0.71%          0.69%             0.74%

Net investment income (i)                                    3.87%         3.83%         3.84%          3.64%(f)          4.06%

Waiver/reimbursement                                         0.01%           --%(j)      0.21%          0.20%             0.15%

Portfolio turnover rate                                        21%           16%            9%            60%               88%

Net assets, end of period (000's)                      $2,063,124      $476,484      $515,479       $258,982          $252,076

                                                       ----------      --------      --------       --------          --------






(a)   On September 23, 2005, the Columbia Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Municipal Bond Fund.



(b)   On October 13, 2003, the Liberty Intermediate Tax-Exempt Bond Fund was

      renamed Columbia Intermediate Tax-Exempt Bond Fund.



(c)   On November 25, 2002, the Galaxy Intermediate Tax-Exempt Bond Fund, Trust

      shares were redesignated Liberty Intermediate Tax-Exempt Bond Fund, Class

      Z shares.



(d)   Per share data was calculated using average shares outstanding during the period.



(e)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $0.38(d), $0.36(d) and $0.41,

      respectively.



(f)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00, and 0.02%, respectively.



(g)   Total return at net asset value assuming all distributions reinvested.



(h)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(i)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,               PERIOD ENDED

                                                    ---------------------------------         OCTOBER 31,

CLASS A SHARES                                          2005                 2004             2003 (a)(b)

                                                    ------------         ------------         ------------


NET ASSET VALUE, BEGINNING OF PERIOD                $      10.87         $      10.82         $      10.72

                                                    ------------         ------------         ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                   0.37                 0.36                 0.33(d)

Net realized and unrealized gain (loss) on

  investments                                              (0.35)                0.05                 0.10

                                                    ------------         ------------         ------------

Total from investment operations                            0.02                 0.41                 0.43

                                                    ------------         ------------         ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.37)               (0.36)               (0.33)

From net realized gains                                    (0.03)                  --                   --

                                                    ------------         ------------         ------------

Total distributions declared to shareholders               (0.40)               (0.36)               (0.33)

                                                    ------------         ------------         ------------

NET ASSET VALUE, END OF PERIOD                      $      10.49         $      10.87         $      10.82

Total return (e)                                            0.18%(f)             3.91%                4.02%(f)(g)

                                                    ------------         ------------         ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                0.91%                0.98%                0.99%(i)

Net investment income (h)                                   3.43%                3.37%                3.24%(i)

Waiver/reimbursement                                          --%(j)               --%                0.20%(i)

Portfolio turnover rate                                       15%                  12%                  11%

Net assets, end of period (000's)                   $      8,332         $     10,460         $      6,723

                                                    ------------         ------------         ------------






(a)   On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond

      Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.



(b)   Class A shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003, was $0.31.



(e)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)   Not annualized.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Annualized.



(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,               PERIOD ENDED

                                                    ---------------------------------         OCTOBER 31,

CLASS B SHARES                                          2005                 2004             2003 (a)(b)

                                                    ------------         ------------         ------------


NET ASSET VALUE, BEGINNING OF PERIOD                $      10.87         $      10.82         $      10.72

                                                    ------------         ------------         ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                   0.29                 0.28                 0.25(d)

Net realized and unrealized gain (loss) on

  investments                                              (0.35)                0.05                 0.10

                                                    ------------         ------------         ------------

Total from investment operations                           (0.06)                0.33                 0.35

                                                    ------------         ------------         ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.29)               (0.28)               (0.25)

From net realized gains                                    (0.03)                  --                   --

                                                    ------------         ------------         ------------

Total distributions declared to shareholders               (0.32)               (0.28)               (0.25)

                                                    ------------         ------------         ------------

NET ASSET VALUE, END OF PERIOD                      $      10.49         $      10.87         $      10.82

Total return (e)                                           (0.57)%(f)            3.13%                3.32%(f)(g)

                                                    ------------         ------------         ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                1.66%                1.73%                1.75%(i)

Net investment income (h)                                   2.67%                2.62%                2.48%(i)

Waiver/reimbursement                                          --%(j)               --                 0.20%(i)

Portfolio turnover rate                                       15%                  12%                  11%

Net assets, end of period (000's)                   $      3,220         $      3,790         $      3,820

                                                    ------------         ------------         ------------






(a)   On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond

      Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.



(b)   Class B shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003, was $0.23.



(e)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)   Not annualized.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Annualized.



(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,               PERIOD ENDED

                                                    ---------------------------------         OCTOBER 31,

CLASS C SHARES                                          2005                 2004             2003 (a)(b)

                                                    ------------         ------------         ------------


NET ASSET VALUE, BEGINNING OF PERIOD                $      10.87         $      10.82         $      10.72

                                                    ------------         ------------         ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                   0.32                 0.32                 0.29(d)

Net realized and unrealized gain (loss) on

  investments                                              (0.34)                0.05                 0.10

                                                    ------------         ------------         ------------

Total from investment operations                           (0.02)                0.37                 0.39

                                                    ------------         ------------         ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                 (0.33)               (0.32)               (0.29)

From net realized gains                                    (0.03)                  --                   --

                                                    ------------         ------------         ------------

Total distributions declared to shareholders               (0.36)               (0.32)               (0.29)

                                                    ------------         ------------         ------------

NET ASSET VALUE, END OF PERIOD                      $      10.49         $      10.87         $      10.82

Total return (e)(f)                                        (0.22)%               3.49%                3.65%(g)

                                                    ------------         ------------         ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                1.31%                1.38%                1.39%(i)

Net investment income (h)                                   3.02%                2.97%                2.82%(i)

Waiver/reimbursement                                        0.35%                0.35%                0.55%(i)

Portfolio turnover rate                                       15%                  12%                  11%

Net assets, end of period (000's)                   $      6,866         $      7,666         $      7,621

                                                    ------------         ------------         ------------






(a)   On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond

      Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.



(b)   Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003, was $0.23.



(e)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(f)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)   Not annualized.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                                                                      PERIOD

                                                                       YEAR ENDED OCTOBER 31,                         ENDED

                                                         --------------------------------------------------          OCTOBER

                                                                                       2003                          31, 2001

CLASS G SHARES                                             2005          2004         (a)(b)          2002             (c)

                                                         --------      --------      --------       -------          --------


NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.87      $  10.82      $  10.76       $ 10.67          $  10.44

                                                         --------      --------      --------       -------          --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                        0.31(d)       0.31(d)       0.31(d)(e)    0.33(d)(e)(f)     0.22(e)

Net realized and unrealized gain (loss) on

  investments                                               (0.35)         0.05          0.06          0.09(f)           0.23

                                                         --------      --------      --------       -------          --------

Total from investment operations                            (0.04)         0.36          0.37          0.42              0.45

                                                         --------      --------      --------       -------          --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                  (0.31)        (0.31)        (0.31)        (0.33)            (0.22)

From net realized gains                                     (0.03)           --            --            --                --

                                                         --------      --------      --------       -------          --------

Total distributions declared to shareholders                (0.34)        (0.31)        (0.31)        (0.33)            (0.22)

                                                         --------      --------      --------       -------          --------

NET ASSET VALUE, END OF PERIOD                           $  10.49      $  10.87      $  10.82       $ 10.76          $  10.67

Total return (g)                                            (0.37)%(h)     3.34%         3.45%(h)      3.97%(h)          4.41%(h)(i)

                                                         --------      --------      --------       -------          --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (j)                                                 1.46%         1.53%         1.56%         1.52%             1.56%(k)

Net investment income (j)                                    2.87%         2.82%         2.84%         3.06%(f)          3.33%(k)

Waiver/reimbursement                                           --%(l)        --          0.20%         0.20%             0.18%(k)

Portfolio turnover rate                                        15%           12%           11%            6%               54%

Net assets, end of period (000's)                        $    894      $  1,101      $  1,610       $ 1,176          $    653

                                                         --------      --------      --------       -------          --------






(a)   On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond

      Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.



(b)   On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond

      Fund, Retail B shares were redesignated Liberty Massachusetts Intermediate

      Municipal Bond Fund, Class G shares.



(c)   The Galaxy Massachusetts Intermediate Municipal Bond Fund began issuing

      Retail B shares on March 1, 2001.



(d)   Per share data was calculated using average shares outstanding during the period.



(e)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003, 2002 and the period ended October 31, 2001 was $0.29(d),

      $0.30 and $0.21, respectively.



(f)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.



(g)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(h)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(i)   Not annualized.



(j)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(k)   Annualized.



(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                             YEAR ENDED OCTOBER 31,

                                                  ----------------------------------------------------------------------------

                                                                                  2003

CLASS T SHARES                                      2005           2004          (a)(b)             2002                2001

                                                  --------       --------       --------          ---------           --------


NET ASSET VALUE, BEGINNING OF PERIOD              $  10.87       $  10.82       $  10.76          $   10.67           $  10.18

                                                  --------       --------       --------          ---------           --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.38(c)        0.38(c)        0.38(c)(d)         0.40(c)(d)(e)      0.42(d)

Net realized and unrealized gain (loss) on

  investments                                        (0.35)          0.05           0.06               0.09(e)            0.49

                                                  --------       --------       --------          ---------           --------

Total from investment operations                      0.03           0.43           0.44               0.49               0.91

                                                  --------       --------       --------          ---------           --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.38)         (0.38)         (0.38)             (0.40)             (0.42)

From net realized gains                              (0.03)            --             --                 --                 --

                                                  --------       --------       --------          ---------           --------

Total distributions declared to shareholders         (0.41)         (0.38)         (0.38)             (0.40)             (0.42)

                                                  --------       --------       --------          ---------           --------

NET ASSET VALUE, END OF PERIOD                    $  10.49       $  10.87       $  10.82          $   10.76           $  10.67

Total return (f)                                      0.28%(g)       4.01%          4.13%(g)           4.67%(g)           9.05%(g)

                                                  --------       --------       --------          ---------           --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                          0.81%          0.88%          0.90%              0.85%              0.91%

Net investment income (h)                             3.52%          3.47%          3.51%              3.73%(e)           3.98%

Waiver/reimbursement                                    --%(i)         --           0.20%              0.20%              0.18%

Portfolio turnover rate                                 15%            12%            11%                 6%                54%

Net assets, end of period (000's)                 $ 54,474       $ 64,229       $ 76,839          $  72,454           $ 57,071

                                                  --------       --------       --------          ---------           --------




(a)   On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond

      Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.



(b)   On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond

      Fund, Retail A shares were redesignated Liberty Massachusetts Intermediate

      Municipal Bond Fund, Class T shares.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $0.36(c), $0.36(c) and $0.40,

      respectively.



(e)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.



(f)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                         COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                            YEAR ENDED OCTOBER 31,

                                                  ----------------------------------------------------------------------------

                                                                                  2003

CLASS Z SHARES                                      2005           2004          (a)(b)             2002                2001

                                                  --------       --------       --------          ---------           --------


NET ASSET VALUE, BEGINNING OF PERIOD              $  10.87       $  10.82       $  10.76          $   10.67           $  10.18

                                                  --------       --------       --------          ---------           --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.39(c)        0.39(c)        0.40(c)(d)         0.41(c)(d)(e)      0.43(d)

Net realized and unrealized gain (loss) on

  investments                                        (0.34)          0.05           0.06               0.09(e)            0.49

                                                  --------       --------       --------          ---------           --------

Total from investment operations                      0.05           0.44           0.46               0.50               0.92

                                                  --------       --------       --------          ---------           --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.40)         (0.39)         (0.40)             (0.41)             (0.43)

From net realized gains                              (0.03)            --             --                 --                 --

                                                  --------       --------       --------          ---------           --------

Total distributions declared to shareholders         (0.43)         (0.39)         (0.40)             (0.41)             (0.43)

                                                  --------       --------       --------          ---------           --------

NET ASSET VALUE, END OF PERIOD                    $  10.49       $  10.87       $  10.82          $   10.76           $  10.67

Total return (f)                                      0.43%(g)       4.17%          4.31%(g)           4.84%(g)           9.24%(g)

                                                  --------       --------       --------          ---------           --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                          0.66%          0.73%          0.72%              0.68%              0.74%

Net investment income (h)                             3.67%          3.62%          3.67%              3.90%(e)           4.15%

Waiver/reimbursement                                    --%(i)         --           0.20%              0.21%              0.16%

Portfolio turnover rate                                 15%            12%            11%                 6%                54%

Net assets, end of period (000's)                 $247,122       $252,741       $296,679          $ 220,042           $191,129

                                                  --------       --------       --------          ---------           --------






(a)   On October 13, 2003, the Liberty Massachusetts Intermediate Municipal Bond

      Fund was renamed Columbia Massachusetts Intermediate Municipal Bond Fund.



(b)   On December 9, 2002, the Galaxy Massachusetts Intermediate Municipal Bond

      Fund, Trust shares were redesignated Liberty Massachusetts Intermediate

      Municipal Bond Fund, Class Z shares.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $0.38(c), $0.39(c) and $0.42,

      respectively.



(e)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.



(f)   Total return at net asset value assuming all distributions reinvested.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:









                                                         YEAR ENDED OCTOBER 31,      PERIOD ENDED

                                                         -----------------------     OCTOBER 31,

CLASS A SHARES                                             2005          2004        2003 (a)(b)

                                                         ---------     ---------     ------------


NET ASSET VALUE, BEGINNING OF PERIOD                     $   10.57     $   10.50     $      10.46

                                                         ---------     ---------     ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                     0.35          0.33             0.31(d)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                      (0.30)         0.10             0.12

                                                         ---------     ---------     ------------

Total from investment operations                              0.05          0.43             0.43

                                                         ---------     ---------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                   (0.35)        (0.33)           (0.31)

From net realized gains                                      (0.04)        (0.03)           (0.08)

                                                         ---------     ---------     ------------

Total distributions declared to shareholders                 (0.39)        (0.36)           (0.39)

                                                         ---------     ---------     ------------

NET ASSET VALUE, END OF PERIOD                           $   10.23     $   10.57     $      10.50

Total return (e)(f)                                           0.44%         4.20%            4.12%(g)

                                                         ---------     ---------     ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                  1.06%         1.13%            1.14%(j)

Net investment income (h)                                     3.33%         3.17%            2.90%(j)

Waiver/reimbursement                                            --%(i)        --%(i)         0.20%(j)

Portfolio turnover rate                                         14%           12%               8%

Net assets, end of period (000's)                        $   3,909     $   3,819     $      2,568

                                                         ---------     ---------     ------------






(a)   On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond

      Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.



(b)   Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003, was $0.29.



(e)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)   Not annualized



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Rounds to less than 0.01%.



(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:









                                                         YEAR ENDED OCTOBER 31,      PERIOD ENDED

                                                         -----------------------     OCTOBER 31,

CLASS B SHARES                                             2005          2004        2003 (a)(b)

                                                         ---------     ---------     ------------


NET ASSET VALUE, BEGINNING OF PERIOD                     $   10.57     $   10.50     $      10.46

                                                         ---------     ---------     ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                     0.27          0.25             0.23(d)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                      (0.30)         0.10             0.12

                                                         ---------     ---------     ------------

Total from investment operations                             (0.03)         0.35             0.35

                                                         ---------     ---------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                   (0.27)        (0.25)           (0.23)

From net realized gains                                      (0.04)        (0.03)           (0.08)

                                                         ---------     ---------     ------------

Total distributions declared to shareholders                 (0.31)        (0.28)           (0.31)

                                                         ---------     ---------     ------------

NET ASSET VALUE, END OF PERIOD                           $   10.23     $   10.57     $      10.50

Total return (e)(f)                                          (0.30)%        3.41%            3.35%(g)

                                                         ---------     ---------     ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                  1.81%         1.89%            1.91%(j)

Net investment income (h)                                     2.58%         2.41%            2.18%(j)

Waiver/reimbursement                                            --%(i)        --%(i)         0.20%(j)

Portfolio turnover rate                                         14%           12%               8%

Net assets, end of period (000's)                        $   1,873     $   1,998     $      1,680

                                                         ---------     ---------     ------------






(a)   On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond

      Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.



(b)   Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003, was $0.21.



(e)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)   Not annualized.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Rounds to less than 0.01%.



(j)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:









                                                         YEAR ENDED OCTOBER 31,      PERIOD ENDED

                                                         -----------------------     OCTOBER 31,

CLASS C SHARES                                             2005          2004        2003 (a)(b)

                                                         ---------     ---------     ------------


NET ASSET VALUE, BEGINNING OF PERIOD                     $   10.57     $   10.50     $      10.46

                                                         ---------     ---------     ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                     0.30          0.29             0.26(d)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                      (0.29)         0.10             0.12

                                                         ---------     ---------     ------------

Total from investment operations                              0.01          0.39             0.38

                                                         ---------     ---------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                   (0.31)        (0.29)           (0.26)

From net realized gains                                      (0.04)        (0.03)           (0.08)

                                                         ---------     ---------     ------------

Total distributions declared to shareholders                 (0.35)        (0.32)           (0.34)

                                                         ---------     ---------     ------------

NET ASSET VALUE, END OF PERIOD                           $   10.23     $   10.57     $      10.50

Total return (e)(f)                                           0.04%         3.79%            3.70%(g)

                                                         ---------     ---------     ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                  1.46%         1.53%            1.54%(i)

Net investment income (h)                                     2.92%         2.77%            2.54%(i)

Waiver/reimbursement                                          0.35%         0.35%            0.55%(i)

Portfolio turnover rate                                         14%           12%               8%

Net assets, end of period (000's)                        $   4,590     $   4,389     $      4,050

                                                         ---------     ---------     ------------






(a)   On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond

      Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.



(b)   Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003, was $0.20.



(e)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(f)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)   Not annualized.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                  YEAR ENDED OCTOBER 31,                            PERIOD ENDED

                                                  ---------------------------------------------------------         OCTOBER 31,

CLASS G SHARES                                      2005           2004        2003 (a)(b)          2002              2001 (c)

                                                  --------       --------       --------          ---------           --------


NET ASSET VALUE, BEGINNING OF PERIOD              $  10.57       $  10.50       $  10.47          $   10.41           $  10.16

                                                  --------       --------       --------          ---------           --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                             0.29(d)        0.28(d)        0.26(d)(e)         0.31(e)(f)         0.22(e)

Net realized and unrealized gain (loss) on

  investments and futures contracts                  (0.30)          0.10           0.11               0.12(f)            0.24

                                                  --------       --------       --------          ---------           --------

Total from investment operations                     (0.01)          0.38           0.37               0.43               0.46

                                                  --------       --------       --------          ---------           --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.29)         (0.28)         (0.26)             (0.31)             (0.21)

From net realized gains                              (0.04)         (0.03)         (0.08)             (0.06)               --

                                                  --------       --------       --------          ---------           --------

Total distributions declared to shareholders         (0.33)         (0.31)         (0.34)             (0.37)             (0.21)

                                                  --------       --------       --------          ---------           --------

NET ASSET VALUE, END OF PERIOD                    $  10.23       $  10.57       $  10.50          $   10.47           $  10.41

Total return (g)(h)                                  (0.10)%         3.63%          3.57%              4.22%              4.61%(i)

                                                  --------       --------       --------          ---------           --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (j)                                          1.61%          1.68%          1.69%              1.62%(e)           1.73%(k)

Net investment income (j)                             2.78%          2.64%          2.51%              3.06%              3.03%(k)

Waiver/reimbursement                                    --%(l)       0.01%          0.26%              0.21%              0.33%(k)

Portfolio turnover rate                                 14%            12%             8%                23%                61%

Net assets, end of period (000's)                 $    174       $    192       $    200          $     309           $     14

                                                  --------       --------       --------          ---------           --------






(a)   On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond

      Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.



(b)   On November 18, 2002, the Galaxy New Jersey Intermediate Municipal Bond

      Fund, Retail B shares were redesignated Liberty New Jersey Intermediate

      Municipal Bond Fund, Class G shares.



(c)   The Galaxy Massachusetts Intermediate Municipal Bond Fund began issuing

      Retail B shares on March 1, 2001.



(d)   Per share data was calculated using average shares outstanding during the period.



(e)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003, 2002 and the period ended October 31, 2001 was $0.23(d),

      $0.28 and $0.20, respectively.



(f)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.00%, respectively.



(g)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(h)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(i)   Not annualized.



(j)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(k)   Annualized.



(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                             YEAR ENDED OCTOBER 31,

                                                  ----------------------------------------------------------------------------

                                                                                  2003

CLASS T SHARES                                      2005           2004          (a)(b)             2002                2001

                                                  --------       --------       --------          ---------           --------


NET ASSET VALUE, BEGINNING OF PERIOD              $  10.57       $  10.50       $  10.47          $   10.41           $   9.88

                                                  --------       --------       --------          ---------           --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.36(c)        0.34(c)        0.33(c)(d)         0.39(d)(e)         0.39(d)

Net realized and unrealized gain (loss) on

  investments and futures contracts                  (0.30)          0.10           0.11               0.12(e)            0.53

                                                  --------       --------       --------          ---------           --------

Total from investment operations                      0.06           0.44           0.44               0.51               0.92

                                                  --------       --------       --------          ---------           --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.36)         (0.34)         (0.33)             (0.39)             (0.39)

From net realized gains                              (0.04)         (0.03)         (0.08)             (0.06)                --

                                                  --------       --------       --------          ---------           --------

Total distributions declared to shareholders         (0.40)         (0.37)         (0.41)             (0.45)             (0.39)

                                                  --------       --------       --------          ---------           --------

NET ASSET VALUE, END OF PERIOD                    $  10.23       $  10.57       $  10.50          $   10.47           $  10.41

Total return (f)(g)                                   0.55%          4.30%          4.25%              5.06%              9.52%

                                                  --------       --------       --------          ---------           --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                          0.96%          1.04%          1.04%              0.89%              0.90%

Net investment income (h)                             3.43%          3.26%          3.20%              3.79%(e)           3.86%

Waiver/reimbursement                                    --%(i)         --%(i)       0.20%              0.21%              0.41%

Portfolio turnover rate                                 14%            12%             8%                23%                61%

Net assets, end of period (000's)                 $  6,484       $  7,192       $  7,749          $  10,128           $ 11,248

                                                  --------       --------       --------          ---------           --------




(a)   On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond

      Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.



(b)   On November 18, 2002, the Galaxy Massachusetts Intermediate Municipal Bond

      Fund, Retail A shares were redesignated Liberty New Jersey Intermediate

      Municipal Bond Fund, Class T shares.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $0.31(c), $0.37, and $0.35,

      respectively.



(e)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.



(f)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                            COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                             YEAR ENDED OCTOBER 31,

                                                  ----------------------------------------------------------------------------

                                                                                  2003

CLASS Z SHARES                                      2005           2004          (a)(b)             2002                2001

                                                  --------       --------       --------          ---------           --------


NET ASSET VALUE, BEGINNING OF PERIOD              $  10.57       $  10.50       $  10.47          $   10.41           $   9.88

                                                  --------       --------       --------          ---------           --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.37(c)        0.36(c)        0.35(c)(d)         0.40(d)(e)         0.41(d)

Net realized and unrealized gain (loss) on

  investments and futures contracts                  (0.30)          0.10           0.11               0.12(e)            0.53

                                                  --------       --------       --------          ---------           --------

Total from investment operations                      0.07           0.46           0.46               0.52               0.94

                                                  --------       --------       --------          ---------           --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.37)         (0.36)         (0.35)             (0.40)             (0.41)

From net realized gains                              (0.04)         (0.03)         (0.08)             (0.06)                --

                                                  --------       --------       --------          ---------           --------

Total distributions declared to shareholders         (0.41)         (0.39)         (0.43)             (0.46)             (0.41)

                                                  --------       --------       --------          ---------           --------

NET ASSET VALUE, END OF PERIOD                    $  10.23       $  10.57       $  10.50          $   10.47           $  10.41

Total return (f)(g)                                   0.70%          4.47%          4.44%              5.20%              9.73%

                                                  --------       --------       --------          ---------           --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                          0.81%          0.88%          0.86%              0.76               0.70%

Net investment income (h)                             3.58%          3.42%          3.38%              3.92%              4.06%

Waiver/reimbursement                                    --%(i)         --           0.20%              0.21%(e)           0.38%

Portfolio turnover rate                                 14%            12%             8%                23%                61%

Net assets, end of period (000's)                 $ 58,181       $ 66,764       $ 74,241          $  77,554%          $ 93,564

                                                  --------       --------       --------          ---------           --------






(a)   On October 13, 2003, the Liberty New Jersey Intermediate Municipal Bond

      Fund was renamed Columbia New Jersey Intermediate Municipal Bond Fund.



(b)   On December 9, 2002, the Galaxy New Jersey Intermediate Municipal Bond

      Fund, Trust shares were redesignated Liberty New Jersey Intermediate

      Municipal Bond Fund, Class Z shares.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $0.33(c), $0.38, and $0.37,

      respectively.



(e)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.01%, respectively.



(f)   Total return at net asset value assuming all distributions reinvested.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,      PERIOD ENDED

                                                         -----------------------     OCTOBER 31,

CLASS A SHARES                                             2005          2004        2003 (a)(b)

                                                         ---------     ---------     ------------


NET ASSET VALUE, BEGINNING OF PERIOD                     $   11.98     $   11.87     $      11.70

                                                         ---------     ---------     ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                     0.39          0.37             0.33(d)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                      (0.36)         0.13             0.22

                                                         ---------     ---------     ------------

Total from investment operations                              0.03          0.50             0.55

                                                         ---------     ---------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                   (0.39)        (0.37)           (0.33)

From net realized gains                                      (0.01)        (0.02)           (0.05)

                                                         ---------     ---------     ------------

Total distributions declared to shareholders                 (0.40)        (0.39)           (0.38)

                                                         ---------     ---------     ------------

NET ASSET VALUE, END OF PERIOD                           $   11.61     $   11.98     $      11.87

Total return (e)(f)                                           0.22%         4.24%            4.79%(g)

                                                         ---------     ---------     ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                  0.97%         1.11%            1.10%(i)

Net investment income (h)                                     3.26%         3.06%            2.89%(i)

Waiver/reimbursement                                            --%(j)        --%(j)         0.20%(i)

Portfolio turnover rate                                          4%           11%               9%

Net assets, end of period (000's)                        $   2,858     $   5,836     $      8,928

                                                         ---------     ---------     ------------






(a)   On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund

      was renamed Columbia New York Intermediate Municipal Bond Fund.



(b)   Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.31.



(e)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)   Not annualized.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Annualized.



(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,      PERIOD ENDED

                                                         -----------------------     OCTOBER 31,

CLASS B SHARES                                             2005          2004        2003 (a)(b)

                                                         ---------     ---------     ------------


NET ASSET VALUE, BEGINNING OF PERIOD                     $   11.98     $   11.87     $      11.70

                                                         ---------     ---------     ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                     0.30          0.28             0.24(d)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                      (0.36)         0.13             0.22

                                                         ---------     ---------     ------------

Total from investment operations                             (0.06)         0.41             0.46

                                                         ---------     ---------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                   (0.30)        (0.28)           (0.24)

From net realized gains                                      (0.01)        (0.02)           (0.05)

                                                         ---------     ---------     ------------

Total distributions declared to shareholders                 (0.31)        (0.30)           (0.29)

                                                         ---------     ---------     ------------

NET ASSET VALUE, END OF PERIOD                           $   11.61     $   11.98     $      11.87

Total return (e)(f)                                          (0.53)%        3.46%            3.98%(g)

                                                         ---------     ---------     ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                  1.72%         1.86%            1.89%(i)

Net investment income (h)                                     2.52%         2.31%            2.12%(i)

Waiver/reimbursement                                            --%(j)        --%(j)         0.20%(i)

Portfolio turnover rate                                          4%           11%               9%

Net assets, end of period (000's)                        $   3,586     $   4,295     $      2,868

                                                         ---------     ---------     ------------






(a)   On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund

      was renamed Columbia New York Intermediate Municipal Bond Fund.



(b)   Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.22.



(e)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)   Not annualized.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Annualized.



(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,      PERIOD ENDED

                                                         -----------------------     OCTOBER 31,

CLASS C SHARES                                             2005          2004        2003 (a)(b)

                                                         ---------     ---------     ------------


NET ASSET VALUE, BEGINNING OF PERIOD                     $   11.98     $   11.87     $      11.70

                                                         ---------     ---------     ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                     0.34          0.32             0.29(d)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                      (0.36)         0.13             0.22

                                                         ---------     ---------     ------------

Total from investment operations                             (0.02)         0.45             0.51

                                                         ---------     ---------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                   (0.34)        (0.32)           (0.29)

From net realized gains                                      (0.01)        (0.02)           (0.05)

                                                         ---------     ---------     ------------

Total distributions declared to shareholders                 (0.35)        (0.34)           (0.34)

                                                         ---------     ---------     ------------

NET ASSET VALUE, END OF PERIOD                           $   11.61     $   11.98     $      11.87

Total return (e)(f)                                          (0.18)%        3.82%            4.36%(g)

                                                         ---------     ---------     ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                  1.37%         1.51%            1.52%(i)

Net investment income (h)                                     2.84%         2.66%            2.45%(i)

Waiver/reimbursement                                          0.35%         0.35%            0.55%(i)

Portfolio turnover rate                                          4%           11%               9%

Net assets, end of period (000's)                        $   3,360     $   2,790     $      2,741

                                                         ---------     ---------     ------------






(a)   On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund

      was renamed Columbia New York Intermediate Municipal Bond Fund.



(b)   Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.23.



(e)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)   Not annualized.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                  YEAR ENDED OCTOBER 31,                            PERIOD ENDED

                                                  ---------------------------------------------------------          OCTOBER 31,

CLASS G SHARES                                      2005           2004       2003 (a)(b)           2002              2001 (c)

                                                  --------       --------       --------          ---------           --------


NET ASSET VALUE, BEGINNING OF PERIOD              $  11.98       $  11.87       $  11.79          $   11.56           $  11.32

                                                  --------       --------       --------          ---------           --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.32(d)        0.30(d)        0.29(d)(e)         0.35(e)(f)         0.26(e)

Net realized and unrealized gain (loss) on

 investments and futures contracts                   (0.36)          0.13           0.13               0.23(f)            0.24

                                                  --------       --------       --------          ---------           --------

Total from investment operations                     (0.04)          0.43           0.42               0.58               0.50

                                                  --------       --------       --------          ---------           --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.32)         (0.30)         (0.29)             (0.35)             (0.26)

From net realized gains                              (0.01)         (0.02)         (0.05)                --                 --

                                                  --------       --------       --------          ---------           --------

Total distributions declared to shareholders         (0.33)         (0.32)         (0.34)             (0.35)             (0.26)

                                                  --------       --------       --------          ---------           --------

NET ASSET VALUE, END OF PERIOD                    $  11.61       $  11.98       $  11.87          $   11.79           $  11.56

Total return (g)(h)                                  (0.33)%         3.67%          3.56%              5.15%              4.46%(i)

                                                  --------       --------       --------          ---------           --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (j)                                          1.52%          1.66%          1.68%              1.63%              1.62%(k)

Net investment income (j)                             2.71%          2.51%          2.39%              3.08%(f)           3.46%(k)

Waiver/reimbursement                                    --%(l)       0.02%          0.28%              0.24%              0.26%(k)

Portfolio turnover rate                                  4%            11%             9%                41%                48%

Net assets, end of period (000's)                 $     77       $    213       $    354          $     342           $    207

                                                  --------       --------       --------          ---------           --------






(a)   On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund

      was renamed Columbia New York Intermediate Municipal Bond Fund.



(b)   On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail B

      shares were redesignated Liberty New York Intermediate Municipal Bond

      Fund, Class G shares.



(c)   The Galaxy New York Municipal Bond Fund began issuing Retail B shares on

      March 1, 2001.



(d)   Per share data was calculated using average shares outstanding during the period.



(e)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and the period ended October 31, 2001 was $0.26

      (d), $0.33, and $0.24, respectively.



(f)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.



(g)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(h)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(i)   Not annualized.



(j)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(k)   Annualized.



(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                             YEAR ENDED OCTOBER 31,

                                                  ----------------------------------------------------------------------------

                                                                                  2003

CLASS T SHARES                                      2005           2004          (a)(b)             2002                2001

                                                  --------       --------       --------          ---------           --------


NET ASSET VALUE, BEGINNING OF PERIOD              $  11.98       $  11.87       $  11.79          $   11.56           $  10.99

                                                  --------       --------       --------          ---------           --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.40(c)        0.38(c)        0.36(c)(d)         0.43(d)(e)         0.47(d)

Net realized and unrealized gain (loss) on

  investments and futures contracts                  (0.36)          0.13           0.13               0.23(e)            0.57

                                                  --------       --------       --------          ---------           --------

Total from investment operations                      0.04           0.51           0.49               0.66               1.04

                                                  --------       --------       --------          ---------           --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.40)         (0.38)         (0.36)             (0.43)             (0.47)

From net realized gains                              (0.01)         (0.02)         (0.05)                --                 --

                                                  --------       --------       --------          ---------           --------

Total distributions declared to shareholders         (0.41)         (0.40)         (0.41)             (0.43)             (0.47)

                                                  --------       --------       --------          ---------           --------

NET ASSET VALUE, END OF PERIOD                    $  11.61       $  11.98       $  11.87          $   11.79           $  11.56

Total return (f)(g)                                   0.32%          4.34%          4.26%              5.86%              9.59%

                                                  --------       --------       --------          ---------           --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                          0.87%          1.01%          1.02%              0.96%              0.97%

Net investment income (h)                             3.36%          3.16%          3.07%              3.75%(e)           4.11%

Waiver/reimbursement                                    --%(i)         --%(i)       0.20%              0.21%              0.21%

Portfolio turnover rate                                  4%            11%             9%                41%                48%

Net assets, end of period (000's)                 $ 17,943       $ 21,584       $ 24,384          $  29,835           $ 40,410

                                                  --------       --------       --------          ---------           --------




(a)   On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund

      was renamed Columbia New York Intermediate Municipal Bond Fund.



(b)   On November 25, 2002, the Galaxy New York Municipal Bond Fund, Retail A

      shares were redesignated Liberty New York Intermediate Municipal Bond

      Fund, Class T shares.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $0.34(c), $0.41 and $0.44,

      respectively.



(e)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.



(f)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                              COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                             YEAR ENDED OCTOBER 31,

                                                  ----------------------------------------------------------------------------

                                                                                  2003

CLASS Z SHARES                                      2005           2004          (a)(b)             2002                2001

                                                  --------       --------       --------          ---------           --------


NET ASSET VALUE, BEGINNING OF PERIOD              $  11.98       $  11.87       $  11.79          $   11.56           $  10.99

                                                  --------       --------       --------          ---------           --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.42(c)        0.40(c)        0.39(c)(d)         0.45(d)(e)         0.49(d)

Net realized and unrealized gain (loss) on

  investments and futures contracts                  (0.36)          0.13           0.13               0.23(e)            0.57

                                                  --------       --------       --------          ---------           --------

Total from investment operations                      0.06           0.53           0.52               0.68               1.06

                                                  --------       --------       --------          ---------           --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.42)         (0.40)         (0.39)             (0.45)             (0.49)

From net realized gains                              (0.01)         (0.02)         (0.05)                --                 --

                                                  --------       --------       --------          ---------           --------

Total distributions declared to shareholders         (0.43)         (0.42)         (0.44)             (0.45)             (0.49)

                                                  --------       --------       --------          ---------           --------

NET ASSET VALUE, END OF PERIOD                    $  11.61       $  11.98       $  11.87          $   11.79           $  11.56

Total return (f)(g)                                   0.47%          4.51%          4.45%              6.06%              9.80%

                                                  --------       --------       --------          ---------           --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                          0.72%          0.85%          0.83%              0.77%              0.78%

Net investment income (h)                             3.51%          3.32%          3.25%              3.94%(e)           4.30%

Waiver/reimbursement                                    --%(i)         --%(i)       0.20%              0.21%              0.21%

Portfolio turnover rate                                  4%            11%             9%                41%                48%

Net assets, end of period (000's)                 $105,300       $ 91,408       $ 84,894          $  75,632           $ 60,694

                                                  --------       --------       --------          ---------           --------






(a)   On October 13, 2003, the Liberty New York Intermediate Municipal Bond Fund

      was renamed Columbia New York Intermediate Municipal Bond Fund.



(b)   On November 25, 2002, the Galaxy New York Municipal Bond Fund, Trust

      shares were redesignated Liberty New York Intermediate Municipal Bond

      Fund, Class Z shares.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $0.37(c), $0.43 and $0.47,

      respectively.



(e)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.



(f)   Total return at net asset value assuming all distributions reinvested.



(g)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,      PERIOD ENDED

                                                         -----------------------     OCTOBER 31,

CLASS A SHARES                                             2005          2004        2003 (a)(b)

                                                         ---------     ---------     ------------


NET ASSET VALUE, BEGINNING OF PERIOD                     $   11.54     $   11.48     $      11.40

                                                         ---------     ---------     ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                     0.40          0.38             0.35(d)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                      (0.33)         0.06             0.08

                                                         ---------     ---------     ------------

Total from investment operations                              0.07          0.44             0.43

                                                         ---------     ---------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                   (0.40)        (0.38)           (0.35)

From net realized gains                                      (0.01)           --               --

                                                         ---------     ---------     ------------

Total distributions declared to shareholders                 (0.41)        (0.38)           (0.35)

                                                         ---------     ---------     ------------

NET ASSET VALUE, END OF PERIOD                           $   11.20     $   11.54     $      11.48

Total return (e)                                              0.63%         3.90%            3.79%(f)(g)

                                                         ---------     ---------     ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                  0.97%         1.06%            1.09%(i)

Net investment income (h)                                     3.50%         3.33%            2.95%(i)

Waiver/reimbursement                                            --%(j)        --             0.20%(i)

Portfolio turnover rate                                         12%           11%              15%

Net assets, end of period (000's)                        $   1,544     $     865     $        479

                                                         ---------     ---------     ------------






(a)   On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond

      Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.



(b)   Class A shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.33.



(e)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(f)   Not annualized.



(g)   Had the Investment Advisor not waived or reimbursed a portion of expenses,

      total return would have been reduced.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Annualized.



(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,      PERIOD ENDED

                                                         -----------------------     OCTOBER 31,

CLASS B SHARES                                             2005          2004        2003 (a)(b)

                                                         ---------     ---------     ------------


NET ASSET VALUE, BEGINNING OF PERIOD                     $   11.54     $   11.48     $      11.40

                                                         ---------     ---------     ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                     0.31          0.29             0.26(d)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                      (0.32)         0.06             0.08

                                                         ---------     ---------     ------------

Total from investment operations                             (0.01)         0.35             0.34

                                                         ---------     ---------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                   (0.32)        (0.29)           (0.26)

From net realized gains                                      (0.01)           --               --

                                                         ---------     ---------     ------------

Total distributions declared to shareholders                 (0.33)        (0.29)           (0.26)

                                                         ---------     ---------     ------------

NET ASSET VALUE, END OF PERIOD                           $   11.20     $   11.54     $      11.48

Total return (e)                                             (0.12)%        3.13%            3.02%(f)(g)

                                                         ---------     ---------     ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                  1.72%         1.81%            1.80%(i)

Net investment income (h)                                     2.75%         2.58%            2.24%(i)

Waiver/reimbursement                                            --%(j)        --             0.20%(i)

Portfolio turnover rate                                         12%           11%              15%

Net assets, end of period (000's)                        $     899     $     981     $        780

                                                         ---------     ---------     ------------






(a)   On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond

      Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.



(b)   Class B shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.24.



(e)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(f)   Not annualized.



(g)   Had the Investment Advisor not waived or reimbursed a portion of expenses,

      total return would have been reduced.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Annualized.



(j)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                         YEAR ENDED OCTOBER 31,      PERIOD ENDED

                                                         -----------------------     OCTOBER 31,

CLASS C SHARES                                             2005          2004        2003 (a)(b)

                                                         ---------     ---------     ------------


NET ASSET VALUE, BEGINNING OF PERIOD                     $   11.54     $   11.48     $      11.40

                                                         ---------     ---------     ------------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (c)                                     0.35          0.33             0.30(d)

Net realized and unrealized gain (loss) on investments

  and futures contracts                                      (0.32)         0.06             0.08

                                                         ---------     ---------     ------------

Total from investment operations                              0.03          0.39             0.38

                                                         ---------     ---------     ------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                                   (0.36)        (0.33)           (0.30)

From net realized gains                                      (0.01)           --               --

                                                         ---------     ---------     ------------

Total distributions declared to shareholders                 (0.37)        (0.33)           (0.30)

                                                         ---------     ---------     ------------

NET ASSET VALUE, END OF PERIOD                           $   11.20     $   11.54     $      11.48

Total return (e)(f)                                           0.23%         3.49%            3.37%(g)

                                                         ---------     ---------     ------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                                  1.37%         1.46%            1.47%(i)

Net investment income (h)                                     3.10%         2.92%            2.58%(i)

Waiver/reimbursement                                          0.35%         0.35%            0.55%(i)

Portfolio turnover rate                                         12%           11%              15%

Net assets, end of period (000's)                        $   1,487     $   1,695     $      2,031

                                                         ---------     ---------     ------------






(a)   On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond

      Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.



(b)   Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the period ended

      October 31, 2003 was $0.24.



(e)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(f)   Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.



(g)   Not annualized.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                  YEAR ENDED OCTOBER 31,                           PERIOD ENDED

                                                  ---------------------------------------------------------         OCTOBER 31,

CLASS G SHARES                                      2005           2004       2003 (a)(b)           2002              2001 (c)

                                                  --------       --------       --------          ---------           -------


NET ASSET VALUE, BEGINNING OF PERIOD              $  11.54       $  11.48       $  11.41          $   11.30           $ 11.06

                                                  --------       --------       --------          ---------           -------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.34(d)        0.32(d)        0.29(d)(e)         0.37(e)(f)        0.27(e)

Net realized and unrealized gain (loss) on

  investments and futures contracts                  (0.33)          0.06           0.07               0.11(f)           0.23

                                                  --------       --------       --------          ---------           -------

Total from investment operations                      0.01           0.38           0.36               0.48              0.50

                                                  --------       --------       --------          ---------           -------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.34)         (0.32)         (0.29)             (0.37)            (0.26)

From net realized gains                              (0.01)            --             --                 --                --

                                                  --------       --------       --------          ---------           -------

Total distributions declared to shareholders         (0.35)         (0.32)         (0.29)             (0.37)            (0.26)

                                                  --------       --------       --------          ---------           -------

NET ASSET VALUE, END OF PERIOD                    $  11.20       $  11.54       $  11.48          $   11.41           $ 11.30

Total return (g)                                      0.08%          3.34%          3.22%(h)           4.36%(h)          4.60%(h)(i)

                                                  --------       --------       --------          ---------           -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (j)                                          1.52%          1.61%          1.62%              1.55%             1.53%(k)

Net investment income (j)                             2.96%          2.78%          2.60%              3.34%(f)          3.60%(k)

Waiver/reimbursement                                    --%(l)         --           0.20%              0.21%             0.23%(k)

Portfolio turnover rate                                 12%            11%            15%                19%               19%

Net assets, end of period (000's)                 $    252       $    379       $    455          $     440           $   169

                                                  --------       --------       --------          ---------           -------






(a)   On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond

      Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.



(b)   On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail

      B shares were redesignated Liberty Rhode Island Intermediate Municipal

      Bond, Class G shares.



(c)   The Galaxy Rhode Island Municipal Bond Fund began issuing Retail B shares on March 1, 2001.



(d)   Per share data was calculated using average shares outstanding during the period.



(e)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and the period ended October 31, 2001 was $0.26(d),

      $0.35 and $0.25, respectively.



(f)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.



(g)   Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.



(h)   Had the Investment Advisor not waived or reimbursed a portion of expenses,

      total return would have been reduced.



(i)   Not annualized.



(j)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(k)   Annualized.



(l)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                             YEAR ENDED OCTOBER 31,

                                                  ----------------------------------------------------------------------------

                                                                                  2003

CLASS T SHARES                                      2005           2004          (a)(b)             2002                2001

                                                  --------       --------       --------          ---------           --------


NET ASSET VALUE, BEGINNING OF PERIOD              $  11.54       $  11.48       $  11.41          $   11.30           $  10.75

                                                  --------       --------       --------          ---------           --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.43(c)        0.41(c)        0.39(c)(d)         0.47(d)(e)         0.49(d)

Net realized and unrealized gain (loss) on

  investments and futures contracts                  (0.33)          0.06           0.07               0.11(e)            0.55

                                                  --------       --------       --------          ---------           --------

Total from investment operations                      0.10           0.47           0.46               0.58               1.04

                                                  --------       --------       --------          ---------           --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.43)         (0.41)         (0.39)             (0.47)             (0.49)

From net realized gains                              (0.01)            --             --                 --                 --

                                                  --------       --------       --------          ---------           --------

Total distributions declared to shareholders         (0.44)         (0.41)         (0.39)             (0.47)             (0.49)

                                                  --------       --------       --------          ---------           --------

NET ASSET VALUE, END OF PERIOD                    $  11.20       $  11.54       $  11.48          $   11.41           $  11.30

Total return (f)                                      0.88%          4.17%          4.07%(g)           5.23%(g)           9.88%(g)

                                                  --------       --------       --------          ---------           --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                          0.72%          0.81%          0.80%              0.73%              0.69%

Net investment income (h)                             3.75%          3.58%          3.41%              4.16%(e)           4.44%

Waiver/reimbursement                                    --%(i)         --           0.20%              0.21%              0.25%

Portfolio turnover rate                                 12%            11%            15%                19%                19%

Net assets, end of period (000's)                 $ 12,284       $ 14,479       $ 41,113          $  45,683           $ 40,257

                                                  --------       --------       --------          ---------           --------




(a)   On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond

      Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.



(b)   On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Retail

      A shares were redesignated Liberty Rhode Island Intermediate Municipal

      Bond Fund, Class T shares.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $0.37(c), $0.45 and $0.47,

      respectively.



(e)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.



(f)   Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.



(g)   Had the Investment Advisor not waived or reimbursed a portion of expenses,

      total return would have been reduced.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________

                          COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:







                                                                             YEAR ENDED OCTOBER 31,

                                                  ----------------------------------------------------------------------------

                                                                                  2003

CLASS Z SHARES                                      2005           2004          (a)(b)             2002                2001

                                                  --------       --------       --------          ---------           --------


NET ASSET VALUE, BEGINNING OF PERIOD              $  11.54       $  11.48       $  11.41          $   11.30           $  10.75

                                                  --------       --------       --------          ---------           --------

INCOME FROM INVESTMENT OPERATIONS:

Net investment income                                 0.43(c)        0.41(c)        0.39(c)(d)         0.47(d)(e)         0.49(d)

Net realized and unrealized gain (loss) on

  investments and futures contracts                  (0.33)          0.06           0.07               0.11(e)            0.55

                                                  --------       --------       --------          ---------           --------

Total from investment operations                      0.10           0.47           0.46               0.58               1.04

                                                  --------       --------       --------          ---------           --------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:

From net investment income                           (0.43)         (0.41)         (0.39)             (0.47)             (0.49)

From net realized gains                              (0.01)            --             --                 --                 --

                                                  --------       --------       --------          ---------           --------

Total distributions declared to shareholders         (0.44)         (0.41)         (0.39)             (0.47)             (0.49)

                                                  --------       --------       --------          ---------           --------

NET ASSET VALUE, END OF PERIOD                    $  11.20       $  11.54       $  11.48          $   11.41           $  11.30

Total return (f)                                      0.88%          4.17%          4.08%(g)           5.26%(g)           9.90%(g)

                                                  --------       --------       --------          ---------           --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Expenses (h)                                          0.72%          0.81%          0.79%              0.72%              0.67%

Net investment income (h)                             3.75%          3.58%          3.41%              4.17%(e)           4.46%

Waiver/reimbursement                                    --%(i)         --           0.20%              0.20%              0.26%

Portfolio turnover rate                                 12%            11%            15%                19%                19%

Net assets, end of period (000's)                 $104,062       $109,050       $ 99,627          $  93,143           $ 88,307

                                                  --------       --------       --------          ---------           --------






(a)   On October 13, 2003, the Liberty Rhode Island Intermediate Municipal Bond

      Fund was renamed Columbia Rhode Island Intermediate Municipal Bond Fund.



(b)   On November 18, 2002, the Galaxy Rhode Island Municipal Bond Fund, Trust

      shares were redesignated Liberty Rhode Island Intermediate Municipal Bond

      Fund, Class Z shares.



(c)   Per share data was calculated using average shares outstanding during the period.



(d)   Net investment income per share before reimbursement/waiver of fees by the

      Investment Advisor and/or any of its affiliates for the years ended

      October 31, 2003, 2002 and 2001 was $0.37(d), $0.45 and $0.46,

      respectively.



(e)   The Fund adopted the provisions of the AICPA Audit Guide for Investment

      Companies effective November 1, 2001. The effect of the change for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain per share and the ratio of net investment income to average net assets is $0.00, $0.00 and 0.02%, respectively.



(f)   Total return at net asset value assuming all distributions reinvested.



(g)   Had the Investment Advisor not waived or reimbursed a portion of expenses,

      total return would have been reduced.



(h)   The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



(i)   Rounds to less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS



TO THE TRUSTEES OF COLUMBIA FUNDS TRUST V AND COLUMBIA FUNDS SERIES TRUST I

AND THE SHAREHOLDERS OF:



   COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND

   COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND

   COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND

   COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

   COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND

   COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



In our opinion, the accompanying statements of assets and liabilities,

including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the above Funds (the "Funds") at

October 31, 2005, and the results of their operations for the year ended October

31, 2005, and the changes in their net assets, and their financial highlights for the years ended October 31, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



The financial highlights for the three fiscal periods ending October 31, 2003 were audited by other independent accountants whose report dated December 9,

2003 expressed an unqualified opinion on those financial highlights.





PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2005

UNAUDITED INFORMATION __________________________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS



FEDERAL INCOME TAX INFORMATION



COLUMBIA CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND



100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.



COLUMBIA INTERMEDIATE MUNICIPAL BOND FUND



For the fiscal year ended October 31, 2005, the Fund designates long-term capital gains of $2,841,070.



99.90% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.



COLUMBIA MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND



For the fiscal year ended October 31, 2005, the Fund designates long-term capital gains of $2,453,621.



99.86% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.



COLUMBIA NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND



For the fiscal year ended October 31, 2005, the Fund designates long-term capital gains of $467,520.



99.94% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.



COLUMBIA NEW YORK INTERMEDIATE MUNICIPAL BOND FUND



For the fiscal year ended October 31, 2005, the Fund designates long-term capital gains of $78,792.



100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.



COLUMBIA RHODE ISLAND INTERMEDIATE MUNICIPAL BOND FUND



For the fiscal year ended October 31, 2005, the Fund designates long-term capital gains of $297,550.



100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

TRUSTEES _______________________________________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS



The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia

Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each

Fund in the Columbia Funds Complex.









NAME, ADDRESS AND AGE, POSITION WITH    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS

FUNDS, YEAR FIRST ELECTED OR            IN COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER

APPOINTED TO OFFICE(1)                  DIRECTORSHIPS HELD


DISINTERESTED TRUSTEES



DOUGLAS A. HACKER (Age 49)              Executive Vice President-Strategy of United Airlines (airline) since

P.O. Box 66100                          December, 2002 (formerly President of UAL Loyalty Services (airline) from

Chicago, IL 60666                       September, 2001 to December, 2002; Executive Vice President and Chief

Trustee (since 1996)                    Financial Officer of United Airlines from July, 1999 to September, 2001;

                                        Senior Vice President-Finance from March, 1993 to July, 1999). Oversees 86,

                                        Nash Finch Company (food distributor)

                                        ----------------------------------------------------------------------------



JANET LANGFORD KELLY (Age 47)           Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March,

9534 W. Gull Lake Drive                 2005; Adjunct Professor of Law, Northwestern University, since September,

Richland, MI 49083-8530                 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart

Trustee (since 1996)                    Holding Corporation (consumer goods) from September, 2003 to March, 2004;

                                        Executive Vice President-Corporate Development and Administration, General

                                        Counsel and Secretary, Kellogg Company (food manufacturer), from September,

                                        1999 to August, 2003; Senior Vice President, Secretary and General Counsel,

                                        Sara Lee Corporation (branded, packaged, consumer-products manufacturer)

                                        from January, 1995 to September, 1999). Oversees 86, None

                                        ----------------------------------------------------------------------------



RICHARD W. LOWRY (Age 69)               Private Investor since August, 1987 (formerly Chairman and Chief Executive

10701 Charleston Drive                  Officer, U.S. Plywood Corporation (building products manufacturer)).

Vero Beach, FL 32963                    Oversees 89(3), None

Trustee (since 1995)

                                        ----------------------------------------------------------------------------



CHARLES R. NELSON (Age 62)              Professor of Economics, University of Washington, since January, 1976; Ford

Department of Economics                 and Louisa Van Voorhis Professor of Political Economy, University of

University of Washington                Washington, since September, 1993 (formerly Director, Institute for

Seattle, WA 98195                       Economic Research, University of Washington from September, 2001 to June,

Trustee (since 1981)                    2003); Adjunct Professor of Statistics, University of Washington, since

                                        September, 1980; Associate Editor, Journal of Money Credit and Banking,

                                        since September, 1993; consultant on econometric and statistical matters.

                                        Oversees 86, None

                                        ----------------------------------------------------------------------------



JOHN J. NEUHAUSER (Age 63)              Academic Vice President and Dean of Faculties since August, 1999, Boston

84 College Road                         College (formerly Dean, Boston College School of Management from September,

Chestnut Hill, MA 02467-3838            1977 to August, 1999). Oversees 89(3), Saucony, Inc. (athletic footwear)

Trustee (since 1985)

                                        ----------------------------------------------------------------------------




________________________________________________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS









NAME, ADDRESS AND AGE, POSITION WITH    PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS, NUMBER OF PORTFOLIOS

FUNDS, YEAR FIRST ELECTED OR            IN COLUMBIA FUNDS COMPLEX OVERSEEN BY TRUSTEE/DIRECTOR, OTHER

APPOINTED TO OFFICE(1)                  DIRECTORSHIPS HELD


DISINTERESTED TRUSTEES



PATRICK J. SIMPSON (Age 61)             Partner, Perkins Coie LLP (law firm). Oversees 86, None

1120 N.W. Couch Street

Tenth Floor

Portland, OR 97209-4128

Trustee (since 2000)

                                        ---------------------------------------------------------------------------



THOMAS E. STITZEL (Age 69)              Business Consultant since 1999 (formerly Professor of Finance from 1975 to

2208 Tawny Woods Place                  1999, College of Business, Boise State University); Chartered Financial

Boise, ID 83706                         Analyst. Oversees 86, None

Trustee (since 1998)

                                        ---------------------------------------------------------------------------



THOMAS C. THEOBALD (Age 68)             Partner and Senior Advisor, Chicago Growth Partners (private equity

8 Sound Shore Drive,                    investing) since September, 2004 (formerly Managing Director, William Blair

Suite 285                               Capital Partners (private equity investing) from September, 1994 to

Greenwich, CT 06830                     September, 2004). Oversees 86, Anixter International (network support

Trustee and Chairman of the             equipment distributor); Ventas, Inc. (real estate investment trust); Jones

Board(4) (since 1996)                   Lang LaSalle (real estate management services) and Ambac Financial Group

                                        (financial guaranty insurance)

                                        ---------------------------------------------------------------------------



ANNE-LEE VERVILLE (Age 60)              Retired since 1997 (formerly General Manager, Global Education Industry,

359 Stickney Hill Road                  IBM Corporation (computer and technology) from 1994 to 1997). Oversees 86,

Hopkinton, NH 03229                     Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer

Trustee (since 1998)                    and distributor of giftware and collectibles)

                                        ---------------------------------------------------------------------------



RICHARD L. WOOLWORTH (Age 64)           Retired since December, 2003 (formerly Chairman and Chief Executive

100 S.W. Market Street #1500            Officer, The Regence Group (regional health insurer); Chairman and Chief

Portland, OR 97207                      Executive Officer, BlueCross BlueShield of Oregon; Certified Public

Trustee (since 1991)                    Accountant, Arthur Young & Company). Oversees 86, Northwest Natural Gas Co.

                                        (natural gas service provider)

                                        ---------------------------------------------------------------------------



INTERESTED TRUSTEE



WILLIAM E. MAYER(2) (Age 65)            Partner, Park Avenue Equity Partners (private equity) since February, 1999

399 Park Avenue                         (formerly Partner, Development Capital LLC from November 1996, to February,

Suite 3204                              1999). Oversees 89(3), Lee Enterprises (print media), WR Hambrecht + Co.

New York, NY 10022                      (financial service provider); Reader's Digest (publishing); OPENFIELD

Trustee (since 1994)                    Solutions (retail industry technology provider)

                                        ---------------------------------------------------------------------------






(1)   In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the

      "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.



(2)   Mr. Mayer is an "interested person" (as defined in the Investment Company

      Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht +

      Co.



(3)   Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the

      Liberty All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.



(4)   Mr. Theobald was appointed as Chairman of the Board effective December 10,

      2003.



The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS _______________________________________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS









NAME, ADDRESS AND AGE, POSITION WITH

COLUMBIA FUNDS, YEAR FIRST ELECTED

OR APPOINTED TO OFFICE                  PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS


CHRISTOPHER L. WILSON (Age 48)          Head of Mutual Funds since August, 2004 and Managing Director of the Advisor

One Financial Center                    since September, 2005; President of the Columbia Funds, Liberty Funds and

Boston, MA 02111                        Stein Roe Funds since October, 2004; President and Chief Executive Officer

President (since 2004)                  of the Nations Funds since January, 2005; President of the Galaxy Funds since April, 2005; Director of Bank of America Global Liquidity Funds, PLC

                                        since May, 2005; Director of Banc of America Capital Management (Ireland),

                                        Limited since May, 2005; Director of FIM Funding, Inc. since January, 2005;

                                        Senior Vice President of Columbia Management Distributors, Inc. since

                                        January, 2005; Director of Columbia Management Services, Inc. since January,

                                        2005 (formerly Senior Vice President of Columbia Management from January,

                                        2005 to August, 2005; Senior Vice President of BACAP Distributors LLC from

                                        January, 2005 to July, 2005; President and Chief Executive Officer, CDC IXIS

                                        Asset Management Services, Inc. from September, 1998 to August, 2004).

                                        ----------------------------------------------------------------------------



J. KEVIN CONNAUGHTON (Age 41)           Treasurer of the Columbia Funds since October, 2003 and of the Liberty

One Financial Center                    Funds, Stein Roe Funds and All-Star Funds since December, 2000; Managing

Boston, MA 02111                        Director of the Advisor since September, 2005 (formerly Vice President of

Treasurer (since 2000)                  Columbia Management from April, 2003 to August, 2005; President of the

                                        Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to

                                        October, 2004; Chief Accounting Officer and Controller of the Liberty Funds

                                        and All-Star Funds from February, 1998 to October, 2000); Treasurer of the

                                        Galaxy Funds since September, 2002 (formerly Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the

                                        Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of

                                        Colonial Management Associates, Inc. from February, 1998 to October, 2000).

                                        ----------------------------------------------------------------------------



MARY JOAN HOENE (Age 56)                Senior Vice President and Chief Compliance Officer of the Columbia Funds,

100 Federal Street                      Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004; Chief

Boston, MA 02110                        Compliance Officer of the Columbia Management Multi-Strategy Hedge Fund, LLC

Senior Vice President                   since August 2004; Chief Compliance Officer of the BACAP Alternative

and Chief Compliance                    Multi-Strategy Hedge Fund LLC since October 2004 (formerly Partner, Carter,

Officer (since 2004)                    Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter,

                                        Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from

                                        April, 1998 to November, 1999).

                                        ----------------------------------------------------------------------------



MICHAEL G. CLARKE (Age 35)              Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe

One Financial Center                    Funds and All-Star Funds since October, 2004; Managing Director of the

Boston, MA 02111                        Advisor since September, 2005 (formerly Controller of the Columbia Funds,

Chief Accounting Officer                Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October,

(since 2004)                            2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President,

                                        Product Strategy & Development of the Liberty Funds and Stein Roe Funds from

                                        February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds,

                                        Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001;

                                        Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

                                        ----------------------------------------------------------------------------



JEFFREY R. COLEMAN (Age 35)             Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and

One Financial Center                    All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS

Boston, MA 02111                        Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds

Controller (since 2004)                 and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant

                                        Vice President of CDC IXIS Asset Management Services, Inc. and Assistant

                                        Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax

                                        Manager of PFPC, Inc. from November, 1996 to August, 2000).

                                        ----------------------------------------------------------------------------



R. SCOTT HENDERSON (Age 46)             Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since

One Financial Center                    December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to

Boston, MA 02111                        September, 2004; Executive Director and General Counsel, Massachusetts

Secretary (since 2004)                  Pension Reserves Investment Management Board from September, 1997 to March,

                                        2001).

                                        ----------------------------------------------------------------------------




BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

--------------------------------------------------------------------------------

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements

(collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full

Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the

Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.



The Trustees receive and review all materials that they, their legal counsel or

Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses,

including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee

"breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through

Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent

Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any,

including allocations to brokers affiliated with Columbia and the use of "soft"

commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition,

the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides.

Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.



The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and

Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative,

and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:



THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED TO THE FUNDS UNDER THE

AGREEMENTS. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the

Trustees considered (i) Columbia's ability, including its resources,

compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the

Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.



INVESTMENT PERFORMANCE OF THE FUNDS AND COLUMBIA. The Trustees reviewed information about the performance of each fund over various time periods,

including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from

Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.



In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i)

that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable,

to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive.



The Trustees also considered Columbia's performance and reputation generally,

the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.



After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.



THE COSTS OF THE SERVICES PROVIDED AND PROFITS REALIZED BY COLUMBIA AND ITS

AFFILIATES FROM THEIR RELATIONSHIPS WITH THE FUNDS. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and reductions of expense caps, which benefited a number of the funds. Furthermore, the

Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The

Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

________________________________________________________________________________

OCTOBER 31, 2005                                  COLUMBIA TAX-EXEMPT BOND FUNDS



The Trustees also considered the compensation directly or indirectly received by

Columbia and its affiliates from their relationships with the funds. The

Trustees reviewed information provided by management as to the profitability to

Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability.

When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.



After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to

Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.



ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.



After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.



OTHER FACTORS. The Trustees also considered other factors, which included but were not limited to the following:



o     the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.



o     the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the

      Agreements and under separate agreements for the provision of transfer agency and administrative services.



o     so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.



o     the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.



Based on their evaluation of all factors that they deemed to be material,

including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

SUMMARY OF MANAGEMENT FEE EVALUATION ___________________________________________

BY INDEPENDENT FEE CONSULTANT                     COLUMBIA TAX-EXEMPT BOND FUNDS



                    PREPARED PURSUANT TO THE FEBRUARY 9, 2005

                           ASSURANCE OF DISCONTINUANCE

                              BETWEEN THE OFFICE OF

                     ATTORNEY GENERAL OF NEW YORK STATE AND

                     COLUMBIA MANAGEMENT ADVISORS, INC. AND

                        COLUMBIA FUNDS DISTRIBUTOR, INC.



                                OCTOBER 11, 2005



I. OVERVIEW



Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc.

("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's

Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the

Columbia Funds' Board of Trustees/Directors (collectively the "Trustees")

appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated.

On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the

Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.



A. DUTIES OF THE INDEPENDENT FEE CONSULTANT



As part of the AOD, the Independent Members of the Columbia Funds' Board of

Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with

"... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a

Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ...

Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."



The AOD requires the IFC report to consider at least the following:



a) Management fees (including any components thereof) charged by other mutual fund companies for like services;



b) Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;



c) Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;



d) Profit margins of CMA and its affiliates from supplying such services;



e) Possible economies of scale as the CMA fund grows larger; and



f) The nature and quality of CMA services, including Columbia Funds'

performance.



This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the

Board may deem additional information and analysis to be appropriate over time.



B. SOURCES OF INFORMATION USED IN MY EVALUATION



I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.



1. I collected data on performance, management fees, and expense ratios of both

Columbia Funds and comparable non-Columbia Funds. The sources of this



1     Prior to the date of this report, CMA merged into an affiliated entity,

      Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management

      Distributors, Inc.

________________________________________________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS



information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc.

("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.



2. I reviewed data on CMG's expense and profitability that I obtained from CMA directly.



3. I have reviewed data on the organizational structure of CMG in general.



4. I collected information on profitability from Strategic Insight Mutual Fund

Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.



5. I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers,

and financial personnel.



6. I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.



7. I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability,

and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.



8. I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.



In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees,

performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.



C. QUALIFICATIONS AND INDEPENDENCE



I am the Walter H. Carpenter Chair and Professor of Finance at Babson College.

Before this I was the Chief Economist of the U.S. Securities and Exchange

Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates....



II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT



A. GENERAL CONSIDERATIONS



My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees,

and performance.



My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background,

I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the

AOD.



Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.



B. CMG MANAGEMENT INTERVIEWS



As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

________________________________________________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS



I have had general discussions and have received information about the management structure of CMG. My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.



C. TRUSTEES' FEE AND PERFORMANCE EVALUATION PROCESS



After making initial requests for information, members of the Trustees of the

Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia

Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.



The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:



a. 5th Lipper quintile in actual management fee;



b. 5th Lipper quintile in total expense ratio;



c. Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;



d. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile

Rank (actual management fee) totals a number equal to or higher than 8;



e. Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile

Rank (total expense ratio) totals a number equal to or higher than 8; and



f. Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile

Rank (total expense ratio) totals a number equal to or higher than 8.



If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons,

and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia

Funds.



III. FINDINGS



My findings based on my work as IFC are as follows:



1. The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds.

The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.



2. Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.



3. Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of

Columbia Funds have expenses below the median of their Lipper expense universe,

and 53.19 percent of Columbia Funds have expenses below the median of their

Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles.

The

________________________________________________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS



Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed.



Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.



4. Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.



5. Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.



My work is ongoing and my views may develop over time in light of new information and analysis.



Respectfully submitted,

Erik R. Sirri

IMPORTANT INFORMATION ABOUT THIS REPORT ________________________________________

                                                  COLUMBIA TAX-EXEMPT BOND FUNDS





TRANSFER AGENT



Columbia Management Services, Inc.

P.O. Box 8081

Boston MA 02266-8081

800-345-6611



DISTRIBUTOR



Columbia Management

Distributors, Inc.

One Financial Center

Boston MA 02111



INVESTMENT ADVISOR



Columbia Management Advisors, LLC

100 Federal Street

Boston MA 02110



INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM



PricewaterhouseCoopers LLP

125 High Street

Boston MA 02110





The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.



This report has been prepared for shareholders of Columbia Tax-Exempt Bond

Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges,

investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.



A description of the policies and procedures that the funds use to determine how to vote proxies relating to its portfolio securities and a copy of the funds'

voting record are available (i) at www.columbiamanagement.com; (ii) on the

Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the funds voted proxies relating to portfolio securities is also available from the funds' website.



The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.





Columbia Management is the primary investment management division of Bank of

America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia

Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America,

N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of

Bank of America, N.A. and part of Columbia Management.

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reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your

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Please note -- if you own your fund shares through a financial institution,

contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available

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COLUMBIA TAX-EXEMPT BOND FUNDS  ANNUAL REPORT, OCTOBER 31, 2005



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COLUMBIA MANAGEMENT(R)



(C)2005 COLUMBIA MANAGEMENT DISTRIBUTORS, INC.

ONE FINANCIAL CENTER, BOSTON, MA 02111-2621

800.345.6611  WWW.COLUMBIAFUNDS.COM





                                              SHC-42/91902-1005 (12/05) 05/8880

Item 2. Code of Ethics.

   (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

   (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose report to stockholders is included in this annual filing. The comparative information for fiscal year ended October 31, 2004 includes fees paid by two funds that were not part of the registrant at that time. Effective March 1, 2004, two of the series of the registrant included in this filing engaged new independent accountants. Unless otherwise noted, fees disclosed below represent fees paid or accrued to the current and predecessor principal accountants while each was engaged by the registrant.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2005 and October 31, 2004 are approximately as follows:

                                2005      2004
                               -------   -------
                               $76,200   $66,600

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2005 and October 31, 2004 are approximately as follows:

                                2005      2004
                               -------   -------
                               $51,800   $10,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above. In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports. In fiscal year 2005 Audit-Related Fees also include certain agreed-upon procedures related to the review of the registrant's anti-money laundering program and agreed-upon procedures related to fund mergers. Approximately $36,100 of Audit-Related merger fees were paid by the registrant's investment adviser.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2005 and October 31, 2004 are approximately as follows:

                                 2005      2004
                                -------   ------
                                $20,000   $6,300

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns. Tax fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2005 also includes agreed-upon procedures related to fund mergers and the review of final tax returns. Approximately $6,000 of merger related tax fees were paid by the registrant's investment adviser.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2005 and October 31, 2004 are approximately as follows:

                                  2005   2004
                                  ----   ----
                                   $0     $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. General Overview

The Audit Committee of the registrant has adopted a formal policy (the "Policy") which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant's independent auditor to the registrant and individual funds (collectively "Fund Services"), and (ii) all non-audit services provided by the registrant's independent auditor to the funds' adviser or a control affiliate of the adviser, that relate directly to the funds' operations and financial reporting (collectively "Fund-related Adviser Services"). A "control affiliate" is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term "adviser" is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser. The adviser and control affiliates are collectively referred to as "Adviser Entities."

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

II. General Procedures

On an annual basis, the Fund Treasurer and/or Director of Trustee
Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service. This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year). The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations. This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform. The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

  . A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

  . The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

  . The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

  . If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request. Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration. The independent auditor will not commence any such project unless and until specific approval has been given.

III. Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee's ongoing evaluation of the auditor's independence and objectivity with respect to its audit services to the funds. As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit

Committee not later than its next meeting. Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity's reasons for selecting the independent auditor, and the projected fees. Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor's independence with respect to the Funds.

IV. Reporting to the Audit Committee

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

  .   A general description of the services, and

  .   Actual billed and projected fees, and

  . The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds' "investment company complex," as defined by SEC rules, that did not require pre-approval under the Policy.

V. Amendments; Annual Approval by Audit Committee

The Policy may be amended from time to time by the Audit Committee. Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration. The Policy shall be reviewed and approved at least annually by the Audit Committee.

                                     *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended October 31, 2005 and October 31, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended October 31, 2005 and October 31, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended October 31, 2005 and October 31, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser

(not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. During the fiscal years ended October 31, 2005 and October 31, 2004, All Other Fees that were approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,500 and $95,000, respectively. For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant's transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended October 31, 2005 and October 31, 2004 was zero.

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

   (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

   (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(registrant) Columbia Funds Series Trust I
             --------------------------------------


By (Signature and Title) /s/ Christopher L. Wilson
                         --------------------------
                         Christopher L. Wilson,
                         President

Date December 21, 2005
     ----------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title) /s/ Christopher L. Wilson
                         --------------------------
                         Christopher L. Wilson,
                         President

Date December 21, 2005
     ----------------------------------------------


By (Signature and Title) /s/ J. Kevin Connaughton
                         --------------------------
                         J. Kevin Connaughton,
                         Treasurer

Date December 21, 2005
     ----------------------------------------------